UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2013 through December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Small Cap Funds

December 31, 2013 (Unaudited)

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 23, 2014 (Unaudited)

Dear Shareholder,

Equity markets in developed economies performed strongly as the pace of the global economy accelerated during the six months ended December 31, 2013. Healthy corporate earnings and steady improvement in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of 2013 relieved much of the political uncertainty created by partisan brinkmanship that led to the partial shutdown of the federal government in October. In December, the U.S. Federal Reserve (the “Fed”) responded to marked improvement in employment and other measures of economic growth by announcing it would trim its $85 billion in monthly asset purchases by $10 billion. The news drove U.S. equities to new highs, with the Standard & Poor’s 500 stock index reaching seven closing highs in December, ending the six month period with a 16.31% return.

“While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Union returned to positive economic growth during the six month period and by the end of the period, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. The euro zone’s composite Purchasing Managers Index ended the period at a three-month high. Amid signs of continued economic expansion, it is notable that the European Central Bank cut its benchmark interest rate to a historical low in November in an attempt to counter a drop in the inflation rate.

In Japan, equity markets posted strong gains, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks in Japan and Europe.

Emerging market equities were weaker overall as China’s economy showed signs of slower growth and political unrest in

Turkey and Thailand shook investor confidence. The Fed’s decision to taper its asset purchase program also set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed-income markets generally remained weak during the six month period, with the Barclays Aggregate Index returning 0.43% for the six month period. U.S. Treasury security yields remained low from a historical perspective but peaked in September after the Fed declined to taper its asset purchases at that time. Globally, emerging market debt continued to struggle as stronger developed market growth trends led to declines in the relatively high yields and strong currencies, causing outflows that led to further weakness. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively.

We welcome the Fed’s move to curb its Quantitative Easing program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The reporting period market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

Overall, the U.S. equity market performed strongly during the six months ended December 31, 2013, as a tepid economic recovery continued to gain strength from healthy corporate earnings, along with improvements in employment, housing and consumer sentiment. Volatility marked the start of the second half of the year amid investor uncertainty about the intent of the U.S. Federal Reserve Board (the “Fed”) to taper off its monthly purchases of $85 billion in U.S. Treasuries and mortgage-backed securities. Partisan brinkmanship in Washington added to the uncertainty, leading to a partial shutdown of the federal government in October. However, a bipartisan budget agreement toward the end of the period dispelled some of the political uncertainty and the Fed followed through by trimming $10 billion from its monthly asset purchases, which sent equities higher. During the six-month period, the U.S. unemployment rate declined from 7.3% in July to 6.7% at year end, with a slight uptick in joblessness in October. Adding to the positive trend were advances in housing prices and auto sales and a rebound in consumer sentiment to a five-month high in December.

For the six-month period, U.S. small cap growth stocks outperformed U.S. small cap value stocks, as the Russell 2000 Growth Index returned 22.02%, compared with the 17.60% return for the Russell 2000 Value Index.

U.S. small cap stocks overall outperformed U.S. large cap and U.S. mid cap stocks during the reporting period. The Russell 2000 Index measure of small stocks returned 19.82%, compared with returns of 16.86% and 16.73% for the Russell 1000 Index (large caps) and the Russell Midcap Index, respectively.

2	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	22.72%
Russell 2000 Growth Index	22.02%

Net Assets as of 12/31/2013 (In Thousands)	$569,947

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the health care and the producer durables sectors was the main contributor to relative performance. The Fund’s stock selection in the technology and energy sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Fluidigm Corp. Puma Biotechnology Inc. and Acceleron Pharma Inc. Shares of Fluidigm, a maker of microfluidic systems for genetic research and technology, rose as the company continued to show accelerating revenue growth and increased its forward-looking guidance, largely due to the success of its recently launched system for analyzing single cells. Shares of Puma, a development-stage biopharmaceutical company focused on anti-cancer compounds, increased sharply on the positive expectations for late-stage clinical trials for its breast cancer drug neratinib. Shares of Acceleron, a clinical-stage biopharmaceutical company, gained from news that its collaboration partner, Celgene Inc., initiated Phase II clinical trials for sotatercept in patients with end-stage renal disease.

Individual detractors from relative performance included the Fund’s positions in Model N Inc., Rally Software Development Corp. and Cyan Inc. Shares of Model N, a provider of revenue management services, fell on questions about its business model and ability to execute its strategy. Shares of Rally Software, a provider of cloud computing software, were weak after the company reported softer-than-expected results for calendar third quarter and a deceleration in new bookings. Shares of Cyan, a developer of software-defined networking systems, declined on investor worries about weakness in orders from large customers.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Middleby Corp. (The)	1.9%
2.	Acuity Brands, Inc.	1.8
3.	Trex Co., Inc.	1.7
4.	Fluidigm Corp.	1.6
5.	HomeAway, Inc.	1.5
6.	Old Dominion Freight Line, Inc.	1.5
7.	Envestnet, Inc.	1.5
8.	Financial Engines, Inc.	1.5
9.	Insulet Corp.	1.4
10.	Acadia Healthcare Co. Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.2%
Industrials	22.6
Health Care	21.7
Consumer Discretionary	15.8
Financials	7.7
Energy	4.6
Investment Company	2.2
Others (each less than 1.0%)	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/19/97
Without Sales Charge		22.72%	47.26%	21.89%	8.61%
With Sales Charge**		16.28	39.51	20.58	8.02
CLASS B SHARES	5/19/97
Without CDSC		22.41	46.53	21.25	8.09
With CDSC***		17.41	41.53	21.06	8.09
CLASS C SHARES	1/7/98
Without CDSC		22.41	46.50	21.25	7.99
With CDSC****		21.41	45.50	21.25	7.99
SELECT CLASS SHARES	4/5/99	22.87	47.68	22.34	9.02

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	21.59%
Russell 2000 Index	19.82%

Net Assets as of 12/31/2013 (In Thousands)	$661,695

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The JPMorgan Small Cap Core Fund (Select Class Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the health services & systems sector and the retail sector was the primary contributor to relative performance, while the Fund’s stock selection in the energy and the real estate investment trust sectors was the main detractor from relative performance.

Individual contributors to relative performance included the Fund’s positions in Rite Aid Corp., Lannett Co. and Unisys Corp. Shares of Rite Aid, a national drug-store chain, rose as management shed underperforming stores, which helped the company post its first annual profit since 2006. Shares of Lannett, a maker of generic pharmaceuticals, rose on healthy revenue growth, a low debt-to-equity ratio and expanding profit margins. Shares of Unisys, a provider of information technology services and servers, rose as the company restructured to cut costs and improve profitability.

Individual detractors from relative performance included the Fund’s positions in Cooper Tire & Rubber Co., Silicon Graphics International Corp. and Express Inc. Shares of Cooper, a manufacturer of replacement automotive tires, fell after the company posted a 31% drop in earnings for the second quarter of 2013 and later canceled its planned merger with Indian tire maker Apollo Tyres. Shares of Silicon Graphics, a provider of large-scale computing technology, weakened after the company reduced its revenue forecast as a result of the partial shutdown of the U.S. federal government in October. Shares of Express, a specialty apparel and accessories retailer, fell on weaker-than-expected earnings and a reduction in the company’s profit outlook.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Andersons, Inc. (The)	1.1%
2.	Unisys Corp.	1.1
3.	Deluxe Corp.	1.1
4.	Rite Aid Corp.	1.0
5.	NuVasive, Inc.	1.0
6.	Pegasystems, Inc.	1.0
7.	WebMD Health Corp.	1.0
8.	Medicines Co. (The)	1.0
9.	Sanmina Corp.	1.0
10.	East West Bancorp, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.4%
Information Technology	17.0
Industrials	16.0
Consumer Discretionary	12.5
Health Care	11.5
Consumer Staples	5.5
Energy	4.8
Materials	3.8
Utilities	2.7
Telecommunication Services	1.3
U.S. Treasury Obligations	0.2
Short-Term Investment	3.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	21.59%	42.54%	20.63%	9.23%

*	Not annualized.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell

2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	18.16%
Russell 2000 Index	19.82%

Net Assets as of 12/31/2013 (In Thousands)	$3,283,740

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the producer durables sector and the materials & processing sector detracted from performance relative to the Benchmark. The Fund’s stock selection in the consumer discretionary sector and the financial sector made a positive contribution to relative performance.

Individual detractors from relative performance included the Fund’s positions in Waste Connections Inc., Tidewater Inc. and Dice Holdings Inc. Shares of Waste Connections, a solid-waste disposal and recycling company, declined as the company reported weaker-than-expected calendar third quarter results and issued fourth quarter guidance that was below expectations. Shares of Tidewater, a provider of supply vessels and marine support for the offshore energy industry, fell as investors took profits following a run in the stock. Shares of Dice Holdings, a provider of online job recruiting, fell after the company posted weaker-than-expected quarterly results in October.

Individual contributors to relative performance included the Fund’s positions Jarden Corp., Papa John’s International Inc. and Quicksilver Inc. Shares of Jarden, a consumer products company, traded higher during the period as the company reported better-than-expected revenue for the calendar third quarter. In addition, the company’s recent acquisition of Yankee Candle closed during the period, which further propelled Jarden shares. Shares of Papa John’s, an operators and franchiser of pizza restaurants, gained from the strength of the company’s earnings and an increase in its stock repurchase plan. Shares of Quiksilver, a designer of apparel, footwear and accessories, climbed on investors’ expectations that the company’s profit margins would expand.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Jarden Corp.	2.7%
2.	Waste Connections, Inc.	2.6
3.	ProAssurance Corp.	2.6
4.	Silgan Holdings, Inc.	2.5
5.	Associated Banc-Corp.	2.3
6.	Brinker International, Inc.	1.9
7.	Anixter International, Inc.	1.9
8.	Aptargroup, Inc.	1.9
9.	Rexnord Corp.	1.8
10.	IDEXX Laboratories, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	20.9%
Financials	20.2
Industrials	17.6
Information Technology	13.2
Materials	9.1
Health Care	6.1
Energy	5.4
Utilities	2.5
Consumer Staples	2.2
Short-Term Investment	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/20/94
Without Sales Charge		18.16%	35.77%	22.19%	13.15%
With Sales Charge**		11.97	28.63	20.87	12.54
CLASS B SHARES	3/28/95
Without CDSC		17.87	35.10	21.58	12.67
With CDSC***		12.87	30.10	21.39	12.67
CLASS C SHARES	2/19/05
Without CDSC		17.86	35.11	21.58	12.56
With CDSC****		16.86	34.11	21.58	12.56
CLASS R2 SHARES	11/3/08	18.00	35.41	21.88	13.00
CLASS R5 SHARES	5/15/06	18.45	36.44	22.79	13.72
SELECT CLASS SHARES	5/7/96	18.32	36.15	22.55	13.55

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper

Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	22.94%
Russell 2000 Growth Index	22.02%

Net Assets as of 12/31/2013 (In Thousands)	$1,174,289

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selections in the health care sector and the producer durables sector were the main contributors to relative performance. The Fund’s stock selections in the technology sector and the energy sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Fluidigm Corp. Puma Biotechnology Inc. and Acceleron Pharma Inc. Shares of Fluidigm, a maker of microfluidic systems for genetic research and technology, rose on continued acceleration of revenue growth and with increasing forward-looking guidance, largely due to the success of its recently launched system for analyzing single cells. Shares of Puma, a development-stage biopharmaceutical company focused on anti-cancer compounds, increased sharply on the positive expectations for late-stage clinical trials for its breast cancer drug neratinib. Shares of Acceleron, a clinical-stage biopharmaceutical company, gained from news that its collaboration partner, Celgene Inc., initiated Phase II clinical trials for sotatercept in patients with end-stage renal disease.

Individual detractors from relative performance included the Fund’s positions in Model N Inc., Rally Software Development Corp. and Cyan Inc. Shares of Model N, a provider of revenue management services, fell on questions about its business model and ability to execute its strategy. Shares of Rally Software, a provider of cloud computing software, were weaker after the company reported softer-than-expected calendar third quarter results and a deceleration in new bookings. Shares of Cyan, a developer of software-defined networking systems, declined on investor worries about weakness in orders from large customers.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Middleby Corp. (The)	1.9%
2.	Acuity Brands, Inc.	1.8
3.	Trex Co., Inc.	1.8
4.	Fluidigm Corp.	1.6
5.	HomeAway, Inc.	1.6
6.	Old Dominion Freight Line, Inc.	1.5
7.	Envestnet, Inc.	1.5
8.	Financial Engines, Inc.	1.5
9.	Insulet Corp.	1.4
10.	Acadia Healthcare Co., Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.4%
Industrials	22.8
Health Care	21.7
Consumer Discretionary	15.9
Financials	7.8
Energy	4.7
Others (each less than 1.0%)	1.2
Short-Term Investment	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/1/91
Without Sales Charge		22.94%	47.85%	24.32%	10.90%
With Sales Charge**		16.49	40.07	23.00	10.30
CLASS B SHARES	9/12/94
Without CDSC		22.64	47.08	23.67	10.35
With CDSC***		17.64	42.08	23.50	10.35
CLASS C SHARES	11/4/97
Without CDSC		22.66	47.17	23.68	10.26
With CDSC****		21.66	46.17	23.68	10.26
CLASS R2 SHARES	11/3/08	22.77	47.46	24.01	10.47
CLASS R6 SHARES	11/30/10	23.32	48.70	24.94	11.35
INSTITUTIONAL CLASS SHARES	2/19/05	23.24	48.44	24.85	11.32
SELECT CLASS SHARES	3/26/96	23.04	48.23	24.66	11.18

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares prior to their inception date are based on the performance of Select Class Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares from 2/19/05 through inception and on the performance of Select Class Shares prior to 2/19/05. The actual returns for Institutional Class Shares and Class R6 Shares would have been different than those shown because Institutional Class Shares and Class R6 Shares have different expenses than the class on which the earlier performance is based. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	17.30%
Russell 2000 Value Index	17.60%

Net Assets as of 12/31/2013 (In Thousands)	$1,353,526

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the consumer cyclical and finance sectors was the primary detractor from relative performance, while stock selection in the software & services sector and the real estate investment trust sector helped relative performance.

Individual detractors from relative performance included the Fund’s positions in Forest Oil Corp., Curtiss-Wright Corp. and Northstar Realty Financial Corp. Shares of Forest Oil, an independent oil and gas company focused on natural gas production, sank as the company struggled with disappointing production from its Eagle Ford property. Shares of Curtiss-Wright, a provider of engineered technology for manufacturing, were hurt by the partial shutdown of the federal government in October, which halted work on federally contracted aerospace projects. Shares of Northstar, a real estate investment trust, performed well during the year, and the Fund’s lack of a position in the stock hurt performance relative to the benchmark.

Individual contributors to relative performance included the Fund’s positions in Rite Aid Corp., Barrett Business Services Inc. and Ocwen Financial Corp. Shares of Rite Aid, a national drug-store chain, rose as management shed underperforming stores, which helped the company post its first annual profit since 2006. Shares of Barrett, a provider of business management outsourcing services, benefitted from general strength in the outsourcing sector and analysts’ expectations of growth for Barrett. Ocwen Financial, a provider of residential and commercial mortgage loan servicing and asset management services, reported record earnings during the year.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Portland General Electric Co.	1.1%
2.	Rite Aid Corp.	1.0
3.	Helix Energy Solutions Group, Inc.	1.0
4.	AAR Corp.	0.9
5.	Barrett Business Services, Inc.	0.9
6.	Dana Holding Corp.	0.9
7.	Children's Place Retail Stores, Inc. (The)	0.9
8.	Minerals Technologies, Inc.	0.9
9.	Ocwen Financial Corp.	0.9
10.	Universal Corp.	0.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	35.7%
Industrials	15.2
Information Technology	11.3
Consumer Discretionary	10.0
Energy	6.6
Utilities	5.5
Materials	4.4
Health Care	4.1
Consumer Staples	3.2
Others (each less than 1.0%)	1.0
Short-Term Investment	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/27/95
Without Sales Charge		17.14%	36.16%	19.66%	9.18%
With Sales Charge**		10.98	29.02	18.37	8.60
CLASS B SHARES	1/27/95
Without CDSC		16.80	35.32	18.92	8.63
With CDSC***		11.80	30.32	18.72	8.63
CLASS C SHARES	3/22/99
Without CDSC		16.77	35.31	18.91	8.51
With CDSC****		15.77	34.31	18.91	8.51
CLASS R2 SHARES	11/3/08	16.99	35.75	19.34	8.90
CLASS R5 SHARES	5/15/06	17.36	36.56	20.06	9.53
CLASS R6 SHARES	2/22/05	17.37	36.65	20.11	9.59
SELECT CLASS SHARES	1/27/95	17.31	36.44	19.94	9.45

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable.

The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	20.61%
Russell 2000 Index	19.82%

Net Assets as of 12/31/2013 (In Thousands)	$366,374

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the software & services sector and the retail sector was the primary contributor to relative performance, while the Fund’s stock selection in the systems hardware sector and pharmaceuticals sector was the primary detractor form relative performance.

Individual contributors to relative performance included the Fund’s positions in Ubiquiti Networks Inc., Rite Aid Corp. and Barrett Business Services Inc. Shares of Ubiquity, a communications technology company, gained from a string of quarterly earnings surprises, a strong balance sheet and substantial cash flow. Shares of Rite Aid, a national drug-store chain, rose as management shed underperforming stores, which helped the company post its first annual profit since 2006. Shares of Barrett, a provider of business management outsourcing services, benefitted from general strength in the outsourcing sector and analysts’ expectations of growth for Barrett.

Individual detractors from relative performance included the Fund’s positions in InterDigital Inc., Strayer Education Inc. and ChemoCentryx Inc. Shares of InterDigital, a provider of wireless telecommunications technology, on news that the U.S. International Trade Commission had ruled against the company’s patent infringement case against competitors. Shares of Strayer Education, for-profit college company, fell on weak year-over-year comparisons in earnings and revenue. Shares of ChemoCentryx, a biopharmaceutical company, fell on disappointing test results for the company’s treatment for Crohn’s disease.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Minerals Technologies, Inc.	1.4%
2.	Manhattan Associates, Inc.	1.3
3.	Rite Aid Corp.	1.3
4.	United Stationers, Inc.	1.2
5.	AAR Corp.	1.1
6.	Ubiquiti Networks, Inc.	1.1
7.	Barrett Business Services, Inc.	1.1
8.	Taser International, Inc.	1.0
9.	Dana Holding Corp.	1.0
10.	Children's Place Retail Stores, Inc. (The)	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.4%
Industrials	16.5
Information Technology	16.3
Consumer Discretionary	13.2
Health Care	11.8
Energy	5.6
Consumer Staples	4.6
Materials	4.2
Utilities	2.8
Telecommunication Services	1.0
U.S. Treasury Obligations	0.2
Short-Term Investment	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/1/07
Without Sales Charge		20.36%	40.03%	22.57%	8.75%
With Sales Charge**		14.04	32.65	21.27	8.17
CLASS C SHARES	11/1/07
Without CDSC		20.14	39.35	21.95	8.42
With CDSC***		19.14	38.35	21.95	8.42
CLASS R2 SHARES	11/1/11	20.28	39.70	22.46	8.70
CLASS R6 SHARES	11/1/11	20.64	40.66	23.13	9.13
INSTITUTIONAL CLASS SHARES	11/4/93	20.60	40.61	23.09	9.12
SELECT CLASS SHARES	9/10/01	20.49	40.32	22.85	8.93

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 To 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performances of the Class A Shares from November 1, 2007 to October 31, 2011 and the performance of Select Class Shares prior to November 1, 2007. Returns for Class R6 Shares prior to their inception date are based on the performance of the Institutional Class Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares and Select Class Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.6%
	Consumer Discretionary — 15.7%
	Distributors — 1.0%
93	Pool Corp.	5,393

	Hotels, Restaurants & Leisure — 1.4%
95	Noodles & Co. (a)	3,400
283	Scientific Games Corp., Class A (a)	4,786

		8,186

	Household Durables — 1.6%
202	La-Z-Boy, Inc.	6,274
148	TRI Pointe Homes, Inc. (a)	2,952

		9,226

	Internet & Catalog Retail — 2.6%
127	Blue Nile, Inc. (a)	5,974
215	HomeAway, Inc. (a)	8,807

		14,781

	Leisure Equipment & Products — 1.0%
124	Brunswick Corp.	5,718

	Media — 1.0%
438	ReachLocal, Inc. (a)	5,571

	Specialty Retail — 4.6%
68	Asbury Automotive Group, Inc. (a)	3,643
45	Container Store Group, Inc. (The) (a)	2,075
135	Five Below, Inc. (a)	5,850
200	Francesca’s Holdings Corp. (a)	3,682
57	Lumber Liquidators Holdings, Inc. (a)	5,878
112	Penske Automotive Group, Inc.	5,264

		26,392

	Textiles, Apparel & Luxury Goods — 2.5%
152	Skechers U.S.A., Inc., Class A (a)	5,023
109	Vince Holding Corp. (a)	3,332
177	Wolverine World Wide, Inc.	6,010

		14,365

	Total Consumer Discretionary	89,632

	Consumer Staples — 0.7%
	Food & Staples Retailing — 0.1%
51	Fairway Group Holdings Corp. (a)	917

	Food Products — 0.6%
75	Annie’s, Inc. (a)	3,212

	Total Consumer Staples	4,129

	Energy — 4.6%
	Energy Equipment & Services — 1.9%
64	Dril-Quip, Inc. (a)	7,021

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
136	Forum Energy Technologies, Inc. (a)	3,839

		10,860

	Oil, Gas & Consumable Fuels — 2.7%
128	Delek U.S. Holdings, Inc.	4,412
221	Laredo Petroleum Holdings, Inc. (a)	6,109
106	Oasis Petroleum, Inc. (a)	4,996

		15,517

	Total Energy	26,377

	Financials — 7.7%
	Capital Markets — 3.3%
116	Cohen & Steers, Inc.	4,634
121	Financial Engines, Inc.	8,393
38	FXCM, Inc., Class A	680
416	PennantPark Investment Corp.	4,824

		18,531

	Commercial Banks — 0.9%
48	Signature Bank (a)	5,108

	Insurance — 0.7%
125	Amtrust Financial Services, Inc.	4,083

	Real Estate Investment Trusts (REITs) — 2.0%
154	CubeSmart	2,459
97	Douglas Emmett, Inc. (m)	2,269
41	EastGroup Properties, Inc.	2,389
211	Glimcher Realty Trust	1,980
63	Highwoods Properties, Inc.	2,284

		11,381

	Real Estate Management & Development — 0.8%
143	RE/MAX Holdings, Inc., Class A (a)	4,590

	Total Financials	43,693

	Health Care — 21.6%
	Biotechnology — 7.5%
134	ACADIA Pharmaceuticals, Inc. (a)	3,353
84	Acceleron Pharma, Inc. (a)	3,330
63	Aegerion Pharmaceuticals, Inc. (a)	4,485
149	AMAG Pharmaceuticals, Inc. (a)	3,618
109	Arrowhead Research Corp. (a)	1,184
157	Chimerix, Inc. (a)	2,365
173	Exact Sciences Corp. (a)	2,028
346	Halozyme Therapeutics, Inc. (a)	5,189
141	Insmed, Inc. (a)	2,404
75	Intrexon Corp. (a)	1,784
189	Keryx Biopharmaceuticals, Inc. (a)	2,448

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Biotechnology — Continued
110	Portola Pharmaceuticals, Inc. (a)	2,842
40	Puma Biotechnology, Inc. (a)	4,146
293	Synta Pharmaceuticals Corp. (a)	1,534
410	Threshold Pharmaceuticals, Inc. (a)	1,915

		42,625

	Health Care Equipment & Supplies — 6.4%
310	GenMark Diagnostics, Inc. (a)	4,123
765	Imris, Inc., (Canada) (a)	1,216
210	Insulet Corp. (a)	7,806
468	Novadaq Technologies, Inc., (Canada) (a)	7,720
438	Syneron Medical Ltd., (Israel) (a)	5,386
142	Tandem Diabetes Care, Inc. (a)	3,664
1,457	Unilife Corp. (a)	6,411

		36,326

	Health Care Providers & Services — 4.0%
165	Acadia Healthcare Co., Inc. (a)	7,798
250	Emeritus Corp. (a)	5,402
105	Surgical Care Affiliates, Inc. (a)	3,653
85	WellCare Health Plans, Inc. (a)	5,978

		22,831

	Health Care Technology — 0.4%
73	Veeva Systems, Inc., Class A (a)	2,337

	Life Sciences Tools & Services — 2.3%
194	Bruker Corp. (a)	3,841
240	Fluidigm Corp. (a)	9,207

		13,048

	Pharmaceuticals — 1.0%
267	Nektar Therapeutics (a)	3,026
116	Sagent Pharmaceuticals, Inc. (a)	2,939

		5,965

	Total Health Care	123,132

	Industrials — 22.6%
	Aerospace & Defense — 2.4%
120	HEICO Corp.	6,946
156	Hexcel Corp. (a)	6,960

		13,906

	Airlines — 1.2%
147	Spirit Airlines, Inc. (a)	6,685

	Building Products — 3.7%
160	Fortune Brands Home & Security, Inc.	7,331
225	Ply Gem Holdings, Inc. (a)	4,050
125	Trex Co., Inc. (a)	9,944

		21,325

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 3.0%
93	Acuity Brands, Inc.	10,210
123	Generac Holdings, Inc.	6,985

		17,195

	Industrial Conglomerates — 1.1%
78	Carlisle Cos., Inc.	6,199

	Machinery — 3.2%
94	Graco, Inc.	7,345
44	Middleby Corp. (The) (a)	10,677

		18,022

	Marine — 1.0%
60	Kirby Corp. (a)	5,954

	Professional Services — 0.5%
106	TrueBlue, Inc. (a)	2,724

	Road & Rail — 2.3%
216	Marten Transport Ltd.	4,365
163	Old Dominion Freight Line, Inc. (a)	8,632

		12,997

	Trading Companies & Distributors — 4.2%
55	DXP Enterprises, Inc. (a)	6,350
60	MSC Industrial Direct Co., Inc., Class A	4,836
199	Rush Enterprises, Inc., Class A (a)	5,888
70	Watsco, Inc.	6,690

		23,764

	Total Industrials	128,771

	Information Technology — 24.2%
	Communications Equipment — 3.5%
219	Aruba Networks, Inc. (a)	3,921
155	Ciena Corp. (a)	3,706
318	Infinera Corp. (a)	3,112
91	Palo Alto Networks, Inc. (a)	5,257
278	Ruckus Wireless, Inc. (a)	3,945

		19,941

	Computers & Peripherals — 0.8%
101	Nimble Storage, Inc. (a)	4,566

	Internet Software & Services — 8.7%
98	ChannelAdvisor Corp. (a)	4,105
108	Cornerstone OnDemand, Inc. (a)	5,776
30	CoStar Group, Inc. (a)	5,598
130	Dealertrack Technologies, Inc. (a)	6,235
88	Demandware, Inc. (a)	5,633
209	Envestnet, Inc. (a)	8,425
87	Marketo, Inc. (a)	3,216

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet Software & Services — Continued
34	OpenTable, Inc. (a)	2,714
220	Trulia, Inc. (a)	7,773

		49,475

	Semiconductors & Semiconductor Equipment — 2.6%
144	Cavium, Inc. (a)	4,952
68	Hittite Microwave Corp. (a)	4,202
442	Inphi Corp. (a)	5,701

		14,855

	Software — 8.6%
199	BroadSoft, Inc. (a)	5,431
62	CommVault Systems, Inc. (a)	4,638
240	Cyan, Inc. (a)	1,268
49	FireEye, Inc. (a)	2,136
125	Fortinet, Inc. (a)	2,393
201	Gigamon, Inc. (a)	5,648
104	Guidewire Software, Inc. (a)	5,099
129	Imperva, Inc. (a)	6,194
134	Infoblox, Inc. (a)	4,410
177	Rally Software Development Corp. (a)	3,438
65	Splunk, Inc. (a)	4,494
53	Tableau Software, Inc., Class A (a)	3,683

		48,832

	Total Information Technology	137,669

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 0.5%
	Wireless Telecommunication Services — 0.5%
438	Boingo Wireless, Inc. (a)	2,807

	Total Common Stocks (Cost $371,109)	556,210

NUMBER OF WARRANTS
Warrant — 0.0%
	Energy — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
51	Magnum Hunter Resources Corp., expiring 10/14/13 (a) (Cost $—)	—

SHARES
Short-Term Investment — 2.2%
	Investment Company — 2.2%
12,641	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $12,641)	12,641

	Total Investments — 99.8% (Cost $383,750)	568,851
	Other Assets in Excess of Liabilities — 0.2%	1,096

	NET ASSETS — 100.0%	$569,947

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.7%
		Consumer Discretionary — 12.5%
		Auto Components — 1.2%
150		Cooper Tire & Rubber Co.	3,599
28		Standard Motor Products, Inc.	1,041
58		Stoneridge, Inc. (a)	733
109		Tower International, Inc. (a)	2,335

			7,708

		Distributors — 0.3%
20		Core-Mark Holding Co., Inc.	1,542
—	(h)	Stock Building Supply Holdings, Inc. (a)	7
9		VOXX International Corp. (a)	156

			1,705

		Diversified Consumer Services — 0.4%
10		Capella Education Co.	631
96		Corinthian Colleges, Inc. (a)	170
19		ITT Educational Services, Inc. (a)	635
14		Outerwall, Inc. (a)	955

			2,391

		Hotels, Restaurants & Leisure — 1.5%
11		Cracker Barrel Old Country Store, Inc.	1,189
34		Einstein Noah Restaurant Group, Inc.	496
63		Jack in the Box, Inc. (a)	3,131
184		Ruth’s Hospitality Group, Inc.	2,612
119		Sonic Corp. (a)	2,402

			9,830

		Household Durables — 1.6%
98		Helen of Troy Ltd., (Bermuda) (a)	4,827
20		Jarden Corp. (a)	1,233
70		KB Home	1,283
14		Libbey, Inc. (a)	301
51		Lifetime Brands, Inc.	799
10		NACCO Industries, Inc., Class A	622
37		Universal Electronics, Inc. (a)	1,403

			10,468

		Internet & Catalog Retail — 0.4%
73		FTD Cos., Inc. (a)	2,387
9		zulily, Inc., Class A (a)	389

			2,776

		Leisure Equipment & Products — 0.1%
11		Johnson Outdoors, Inc., Class A	283
6		Sturm Ruger & Co., Inc.	417

			700

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — 1.3%
16	AMC Entertainment Holdings, Inc., Class A (a)	325
251	E.W. Scripps Co., Class A (a)	5,441
34	Entercom Communications Corp., Class A (a)	359
76	Gray Television, Inc. (a)	1,134
88	Journal Communications, Inc., Class A (a)	823
12	Live Nation Entertainment, Inc. (a)	243
17	Sinclair Broadcast Group, Inc., Class A	600

		8,925

	Multiline Retail — 0.9%
21	Burlington Stores, Inc. (a)	678
44	Dillard’s, Inc., Class A	4,287
80	Tuesday Morning Corp. (a)	1,271

		6,236

	Specialty Retail — 3.0%
110	Brown Shoe Co., Inc.	3,087
42	Cato Corp. (The), Class A	1,320
9	Children’s Place Retail Stores, Inc. (The) (a)	536
44	Conn’s, Inc. (a)	3,427
6	Container Store Group, Inc. (The) (a)	284
31	Destination Maternity Corp.	932
311	Express, Inc. (a)	5,810
688	Office Depot, Inc. (a)	3,638
54	Stein Mart, Inc.	722
7	Tilly’s, Inc., Class A (a)	82
11	Trans World Entertainment Corp. (a)	50

		19,888

	Textiles, Apparel & Luxury Goods — 1.8%
79	G-III Apparel Group Ltd. (a)	5,829
128	Iconix Brand Group, Inc. (a)	5,094
37	Perry Ellis International, Inc. (a)	591
14	RG Barry Corp.	278
16	Vince Holding Corp. (a)	494

		12,286

	Total Consumer Discretionary	82,913

	Consumer Staples — 5.6%
	Beverages — 0.1%
7	Coca-Cola Bottling Co. Consolidated	527

	Food & Staples Retailing — 3.4%
82	Andersons, Inc. (The)	7,330
1,372	Rite Aid Corp. (a)	6,942
237	Roundy’s, Inc.	2,335
198	Spartan Stores, Inc.	4,803
79	SUPERVALU, Inc. (a)	574

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Food & Staples Retailing — Continued
11	Village Super Market, Inc., Class A	332

		22,316

	Food Products — 1.6%
249	Chiquita Brands International, Inc. (a)	2,913
35	Darling International, Inc. (a)	735
19	Fresh Del Monte Produce, Inc.	538
16	John B Sanfilippo & Son, Inc.	402
190	Pilgrim’s Pride Corp. (a)	3,081
54	Pinnacle Foods, Inc.	1,486
17	Sanderson Farms, Inc.	1,244

		10,399

	Personal Products — 0.5%
32	Prestige Brands Holdings, Inc. (a)	1,156
28	Revlon, Inc., Class A (a)	706
22	USANA Health Sciences, Inc. (a)	1,686

		3,548

	Total Consumer Staples	36,790

	Energy — 4.8%
	Energy Equipment & Services — 1.3%
58	C&J Energy Services, Inc. (a)	1,340
51	Dawson Geophysical Co. (a)	1,725
64	Forum Energy Technologies, Inc. (a)	1,800
20	Gulfmark Offshore, Inc., Class A	928
65	Helix Energy Solutions Group, Inc. (a)	1,495
68	Superior Energy Services, Inc. (a)	1,803

		9,091

	Oil, Gas & Consumable Fuels — 3.5%
12	Alon USA Energy, Inc.	203
14	Bonanza Creek Energy, Inc. (a)	609
72	Delek U.S. Holdings, Inc.	2,478
25	Energy XXI Bermuda Ltd., (Bermuda)	671
148	EPL Oil & Gas, Inc. (a)	4,204
50	Equal Energy Ltd.	268
398	Gastar Exploration Ltd. (a)	2,754
234	Renewable Energy Group, Inc. (a)	2,683
13	REX American Resources Corp. (a)	572
31	Stone Energy Corp. (a)	1,076
102	W&T Offshore, Inc.	1,634
668	Warren Resources, Inc. (a)	2,096
71	Western Refining, Inc.	3,007
4	Westmoreland Coal Co. (a)	81
15	World Fuel Services Corp.	660

		22,996

	Total Energy	32,087

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 21.5%
	Capital Markets — 1.0%
90	BGC Partners, Inc., Class A	546
117	Cowen Group, Inc., Class A (a)	457
32	Gladstone Capital Corp.	309
163	Investment Technology Group, Inc. (a)	3,349
99	Ladenburg Thalmann Financial Services, Inc. (a)	309
33	Manning & Napier, Inc.	586
21	Piper Jaffray Cos. (a)	827
8	Prospect Capital Corp.	90

		6,473

	Commercial Banks — 7.0%
19	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	518
70	BBCN Bancorp, Inc.	1,165
16	BNC Bancorp	267
7	Bridge Bancorp, Inc.	187
104	Cardinal Financial Corp.	1,876
41	Cathay General Bancorp	1,099
8	Center Bancorp, Inc.	146
24	Citizens & Northern Corp.	489
4	City Holding Co.	195
8	Community Trust Bancorp, Inc.	366
3	ConnectOne Bancorp, Inc. (a)	131
169	East West Bancorp, Inc.	5,903
17	Fidelity Southern Corp.	289
25	Financial Institutions, Inc.	620
123	First Commonwealth Financial Corp.	1,086
30	First Community Bancshares, Inc.	504
29	First Financial Bancorp	500
23	First Merchants Corp.	528
179	FirstMerit Corp.	3,972
180	Hanmi Financial Corp.	3,935
15	Heartland Financial USA, Inc.	443
24	Huntington Bancshares, Inc.	230
6	Iberiabank Corp.	364
11	Lakeland Financial Corp.	421
22	MainSource Financial Group, Inc.	389
20	MetroCorp Bancshares, Inc.	297
5	National Bankshares, Inc.	173
16	NBT Bancorp, Inc.	404
88	OFG Bancorp, (Puerto Rico)	1,519
50	Park Sterling Corp.	360
8	Peoples Bancorp, Inc.	173
51	Pinnacle Financial Partners, Inc.	1,666
175	Popular, Inc., (Puerto Rico) (a)	5,019

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
24	Preferred Bank (a)	485
26	PrivateBancorp, Inc.	755
8	Prosperity Bancshares, Inc.	501
29	Sierra Bancorp	471
78	Southwest Bancorp, Inc. (a)	1,247
72	Susquehanna Bancshares, Inc.	922
8	SVB Financial Group (a)	849
19	Texas Capital Bancshares, Inc. (a)	1,169
14	WesBanco, Inc.	451
22	West Bancorporation, Inc.	350
353	Wilshire Bancorp, Inc.	3,862

		46,296

	Consumer Finance — 3.1%
12	Cash America International, Inc.	475
99	DFC Global Corp. (a)	1,128
53	Encore Capital Group, Inc. (a)	2,659
25	Ezcorp, Inc., Class A (a)	289
98	Green Dot Corp., Class A (a)	2,457
34	JGWPT Holdings, Inc., Class A (a)	593
40	Nelnet, Inc., Class A	1,669
35	Portfolio Recovery Associates, Inc. (a)	1,839
117	Regional Management Corp. (a)	3,953
34	Springleaf Holdings, Inc. (a)	849
50	World Acceptance Corp. (a)	4,332

		20,243

	Insurance — 2.5%
209	American Equity Investment Life Holding Co.	5,524
39	Aspen Insurance Holdings Ltd., (Bermuda)	1,603
264	CNO Financial Group, Inc.	4,668
14	Crawford & Co., Class B	126
33	HCI Group, Inc.	1,739
9	Horace Mann Educators Corp.	287
71	Maiden Holdings Ltd., (Bermuda)	773
7	Montpelier Re Holdings Ltd., (Bermuda)	212
19	Selective Insurance Group, Inc.	511
8	Stewart Information Services Corp.	252
21	United Fire Group, Inc.	593
6	Validus Holdings Ltd., (Bermuda)	253

		16,541

	Real Estate Investment Trusts (REITs) — 6.6%
5	Agree Realty Corp.	151
23	American Campus Communities, Inc.	751
500	Anworth Mortgage Asset Corp.	2,105
21	Ashford Hospitality Prime, Inc.	390

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
107	Ashford Hospitality Trust, Inc.	885
366	Capstead Mortgage Corp.	4,425
77	CBL & Associates Properties, Inc.	1,383
47	Chatham Lodging Trust	969
41	Chesapeake Lodging Trust	1,034
61	CoreSite Realty Corp.	1,973
136	Cousins Properties, Inc.	1,400
154	DCT Industrial Trust, Inc.	1,094
50	DDR Corp.	770
17	EastGroup Properties, Inc.	973
124	Education Realty Trust, Inc.	1,094
224	First Industrial Realty Trust, Inc.	3,914
86	GEO Group, Inc. (The)	2,765
46	Glimcher Realty Trust	427
8	Home Properties, Inc.	434
33	LaSalle Hotel Properties	1,012
21	LTC Properties, Inc.	733
6	Mid-America Apartment Communities, Inc.	385
17	Parkway Properties, Inc.	324
41	Pebblebrook Hotel Trust	1,258
59	Pennsylvania Real Estate Investment Trust	1,112
113	Potlatch Corp.	4,712
13	PS Business Parks, Inc.	955
86	RAIT Financial Trust	769
15	Ramco-Gershenson Properties Trust	235
107	Redwood Trust, Inc.	2,065
111	RLJ Lodging Trust	2,692
8	Sun Communities, Inc.	324
25	Sunstone Hotel Investors, Inc.	336

		43,849

	Real Estate Management & Development — 0.2%
37	RE/MAX Holdings, Inc., Class A (a)	1,196

	Thrifts & Mortgage Finance — 1.1%
12	BofI Holding, Inc. (a)	957
32	HomeStreet, Inc.	630
15	OceanFirst Financial Corp.	259
105	Ocwen Financial Corp. (a)	5,800

		7,646

	Total Financials	142,244

	Health Care — 11.5%
	Biotechnology — 2.5%
9	Acorda Therapeutics, Inc. (a)	272
38	Aegerion Pharmaceuticals, Inc. (a)	2,689
3	Agios Pharmaceuticals, Inc. (a)	81

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Biotechnology — Continued
17	Alnylam Pharmaceuticals, Inc. (a)	1,100
71	AMAG Pharmaceuticals, Inc. (a)	1,716
37	Celldex Therapeutics, Inc. (a)	891
11	Foundation Medicine, Inc. (a)	272
75	Infinity Pharmaceuticals, Inc. (a)	1,041
12	Karyopharm Therapeutics, Inc. (a)	275
6	MacroGenics, Inc. (a)	170
41	Ophthotech Corp. (a)	1,320
30	Pharmacyclics, Inc. (a)	3,142
11	Raptor Pharmaceutical Corp. (a)	138
30	Synageva BioPharma Corp. (a)	1,922
327	Threshold Pharmaceuticals, Inc. (a)	1,528

		16,557

	Health Care Equipment & Supplies — 2.6%
28	ArthroCare Corp. (a)	1,127
105	Greatbatch, Inc. (a)	4,641
8	Insulet Corp. (a)	304
215	NuVasive, Inc. (a)	6,938
24	PhotoMedex, Inc. (a)	314
12	Sirona Dental Systems, Inc. (a)	828
59	STERIS Corp.	2,840

		16,992

	Health Care Providers & Services — 2.7%
129	Amsurg Corp. (a)	5,902
63	Centene Corp. (a)	3,690
79	Cross Country Healthcare, Inc. (a)	789
216	Gentiva Health Services, Inc. (a)	2,674
82	Molina Healthcare, Inc. (a)	2,864
53	Owens & Minor, Inc.	1,930
12	Providence Service Corp. (The) (a)	309

		18,158

	Health Care Technology — 0.1%
26	Veeva Systems, Inc., Class A (a)	835

	Life Sciences Tools & Services — 0.5%
125	Cambrex Corp. (a)	2,227
23	Furiex Pharmaceuticals, Inc. (a)	966

		3,193

	Pharmaceuticals — 3.1%
14	Cornerstone Therapeutics, Inc. (a)	131
61	Impax Laboratories, Inc. (a)	1,541
36	Jazz Pharmaceuticals plc, (Ireland) (a)	4,505
155	Lannett Co., Inc. (a)	5,134
168	Medicines Co. (The) (a)	6,473

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
34	Questcor Pharmaceuticals, Inc.	1,873
106	Sciclone Pharmaceuticals, Inc. (a)	536

		20,193

	Total Health Care	75,928

	Industrials — 16.0%
	Aerospace & Defense — 2.2%
85	AAR Corp. (m)	2,378
7	Curtiss-Wright Corp.	423
137	Engility Holdings, Inc. (a)	4,569
29	Esterline Technologies Corp. (a)	2,967
57	Triumph Group, Inc.	4,359

		14,696

	Air Freight & Logistics — 0.3%
21	Atlas Air Worldwide Holdings, Inc. (a)	860
20	Park-Ohio Holdings Corp. (a)	1,032

		1,892

	Airlines — 1.6%
60	Alaska Air Group, Inc.	4,380
468	Republic Airways Holdings, Inc. (a)	5,004
72	SkyWest, Inc.	1,071

		10,455

	Building Products — 0.1%
6	Gibraltar Industries, Inc. (a)	108
29	Norcraft Cos., Inc. (a)	577

		685

	Commercial Services & Supplies — 3.7%
66	ABM Industries, Inc. (m)	1,890
87	ARC Document Solutions, Inc. (a)	718
39	Ceco Environmental Corp.	632
451	Cenveo, Inc. (a)	1,551
134	Deluxe Corp.	7,004
14	Herman Miller, Inc.	402
143	Kimball International, Inc., Class B	2,143
62	Knoll, Inc.	1,133
97	Quad/Graphics, Inc.	2,639
154	Steelcase, Inc., Class A	2,446
7	UniFirst Corp.	706
21	United Stationers, Inc.	973
78	Viad Corp.	2,161

		24,398

	Construction & Engineering — 0.7%
14	Argan, Inc.	375

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Construction & Engineering — Continued
58	EMCOR Group, Inc.	2,449
82	Tutor Perini Corp. (a)	2,154

		4,978

	Electrical Equipment — 1.6%
23	Acuity Brands, Inc.	2,514
67	Brady Corp., Class A	2,082
38	EnerSys, Inc.	2,642
32	Generac Holdings, Inc.	1,807
24	LSI Industries, Inc.	207
17	Regal-Beloit Corp.	1,283

		10,535

	Machinery — 3.2%
51	Albany International Corp., Class A	1,814
30	Barnes Group, Inc.	1,161
25	Columbus McKinnon Corp. (a)	681
6	EnPro Industries, Inc. (a)	369
82	Federal Signal Corp. (a)	1,197
38	FreightCar America, Inc.	1,004
45	Global Brass & Copper Holdings, Inc.	751
23	Hardinge, Inc.	333
20	Hyster-Yale Materials Handling, Inc.	1,891
39	Kadant, Inc.	1,572
28	LB Foster Co., Class A	1,334
51	NN, Inc.	1,032
5	Standex International Corp.	308
50	Trimas Corp. (a)	2,002
96	Wabash National Corp. (a)	1,183
47	Wabtec Corp.	3,454
6	Watts Water Technologies, Inc., Class A	371
56	Xerium Technologies, Inc. (a)	927

		21,384

	Professional Services — 1.2%
45	Barrett Business Services, Inc.	4,155
18	Heidrick & Struggles International, Inc.	371
26	Insperity, Inc.	932
10	Kelly Services, Inc., Class A	254
40	RPX Corp. (a)	678
34	TrueBlue, Inc. (a)	879
12	VSE Corp.	566

		7,835

	Road & Rail — 0.8%
3	AMERCO (a)	761
13	Avis Budget Group, Inc. (a)	530
115	Quality Distribution, Inc. (a)	1,469

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — Continued
20	Saia, Inc. (a)	627
80	Swift Transportation Co. (a)	1,783
14	Universal Truckload Services, Inc.	412

		5,582

	Trading Companies & Distributors — 0.6%
43	Applied Industrial Technologies, Inc.	2,101
6	Beacon Roofing Supply, Inc. (a)	234
17	United Rentals, Inc. (a)	1,348

		3,683

	Total Industrials	106,123

	Information Technology — 17.0%
	Communications Equipment — 1.1%
125	ARRIS Group, Inc. (a)	3,053
76	Aviat Networks, Inc. (a)	171
13	CalAmp Corp. (a)	350
143	Extreme Networks, Inc. (a)	999
322	Harmonic, Inc. (a)	2,375
11	Oplink Communications, Inc. (a)	208
44	PC-Tel, Inc.	418

		7,574

	Computers & Peripherals — 0.6%
66	Avid Technology, Inc. (a)	534
108	QLogic Corp. (a)	1,274
168	Silicon Graphics International Corp. (a)	2,257
34	Violin Memory, Inc. (a)	133

		4,198

	Electronic Equipment, Instruments & Components — 2.9%
94	Audience, Inc. (a)	1,092
158	Benchmark Electronics, Inc. (a)	3,644
74	Insight Enterprises, Inc. (a)	1,676
13	Littelfuse, Inc.	1,217
59	Newport Corp. (a)	1,059
386	Sanmina Corp. (a)	6,448
61	SYNNEX Corp. (a)	4,118

		19,254

	Internet Software & Services — 2.4%
129	Carbonite, Inc. (a)	1,531
32	Chegg, Inc. (a)	272
53	Cornerstone OnDemand, Inc. (a)	2,849
7	Digital River, Inc. (a)	120
11	IntraLinks Holdings, Inc. (a)	133
27	Stamps.com, Inc. (a)	1,133

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet Software & Services — Continued
138	support.com, Inc. (a)	523
163	United Online, Inc.	2,243
167	WebMD Health Corp. (a)	6,605
5	Xoom Corp. (a)	148

		15,557

	IT Services — 2.8%
98	CSG Systems International, Inc.	2,893
12	EVERTEC, Inc., (Puerto Rico)	301
239	Global Cash Access Holdings, Inc. (a)	2,385
124	iGATE Corp. (a)	4,992
213	Unisys Corp. (a)	7,157
37	VeriFone Systems, Inc. (a)	979

		18,707

	Semiconductors & Semiconductor Equipment — 4.0%
40	Alpha & Omega Semiconductor Ltd. (a)	305
128	Amkor Technology, Inc. (a)	786
35	Brooks Automation, Inc.	371
111	Entegris, Inc. (a)	1,282
98	First Solar, Inc. (a)	5,360
78	Integrated Silicon Solution, Inc. (a)	948
64	Lattice Semiconductor Corp. (a)	350
2	M/A-COM Technology Solutions Holdings, Inc. (a)	25
23	Nanometrics, Inc. (a)	444
57	Pericom Semiconductor Corp. (a)	508
147	Photronics, Inc. (a)	1,327
157	Silicon Image, Inc. (a)	967
103	Skyworks Solutions, Inc. (a)	2,930
142	Spansion, Inc., Class A (a)	1,974
451	SunEdison, Inc. (a)	5,891
286	Ultra Clean Holdings, Inc. (a)	2,867

		26,335

	Software — 3.2%
174	Actuate Corp. (a)	1,338
63	Advent Software, Inc.	2,218
9	Aspen Technology, Inc. (a)	372
13	FireEye, Inc. (a)	549
9	Manhattan Associates, Inc. (a)	1,093
18	Monotype Imaging Holdings, Inc.	570
136	Pegasystems, Inc.	6,703
47	PTC, Inc. (a)	1,649
8	Rovi Corp. (a)	160
262	Take-Two Interactive Software, Inc. (a)	4,551
329	TeleCommunication Systems, Inc., Class A (a)	762
94	Telenav, Inc. (a)	621

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
23	TIBCO Software, Inc. (a)	513

		21,099

	Total Information Technology	112,724

	Materials — 3.8%
	Chemicals — 1.9%
42	A Schulman, Inc.	1,484
16	American Pacific Corp. (a)	600
67	Axiall Corp.	3,169
5	FutureFuel Corp.	74
28	H.B. Fuller Co.	1,473
6	Innospec, Inc.	273
40	Koppers Holdings, Inc.	1,848
47	Minerals Technologies, Inc.	2,841
73	OMNOVA Solutions, Inc. (a)	668

		12,430

	Construction Materials — 0.0% (g)
32	Headwaters, Inc. (a)	316

	Containers & Packaging — 1.0%
251	Graphic Packaging Holding Co. (a)	2,408
37	Rock Tenn Co., Class A	3,885

		6,293

	Metals & Mining — 0.6%
27	SunCoke Energy, Inc. (a)	623
79	Worthington Industries, Inc.	3,333

		3,956

	Paper & Forest Products — 0.3%
33	Boise Cascade Co. (a)	982
58	Resolute Forest Products, Inc., (Canada) (a)	931

		1,913

	Total Materials	24,908

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
26	Atlantic Tele-Network, Inc.	1,493
60	IDT Corp., Class B	1,067
391	Inteliquent, Inc.	4,463
103	Premiere Global Services, Inc. (a)	1,190
30	Straight Path Communications, Inc., Class B (a)	244

		8,457

	Wireless Telecommunication Services — 0.0% (g)
23	USA Mobility, Inc.	323

	Total Telecommunication Services	8,780

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Utilities — 2.7%
	Electric Utilities — 1.9%
60	El Paso Electric Co.	2,092
21	Empire District Electric Co. (The)	476
34	IDACORP, Inc.	1,783
12	MGE Energy, Inc.	695
169	Portland General Electric Co.	5,089
33	UNS Energy Corp.	1,975
12	Westar Energy, Inc.	380

		12,490

	Gas Utilities — 0.7%
3	AGL Resources, Inc.	122
6	Chesapeake Utilities Corp.	342
20	Laclede Group, Inc. (The)	915
29	New Jersey Resources Corp.	1,345
9	Northwest Natural Gas Co.	390
17	Southwest Gas Corp.	934
11	WGL Holdings, Inc.	421

		4,469

	Water Utilities — 0.1%
6	Artesian Resources Corp., Class A	129
35	Consolidated Water Co., Ltd., (Cayman Islands)	499

		628

	Total Utilities	17,587

	Total Common Stocks (Cost $423,295)	640,084

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligation — 0.2%
1,290	U.S. Treasury Note, 0.250%, 11/30/14 (k) (m) (Cost $1,291)	1,291

SHARES
Short-Term Investment — 3.3%
	Investment Company — 3.3%
21,968	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $21,968)	21,968

	Total Investments — 100.2% (Cost $446,554)	663,343

	Liabilities in Excess of Other Assets — (0.2)%	(1,648)

	NET ASSETS — 100.0%	$661,695

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
194	E-mini Russell 2000	03/21/14	$22,531	$802

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Consumer Discretionary — 20.9%
	Auto Components — 2.5%
1,369	Allison Transmission Holdings, Inc.	37,796
1,169	Dana Holding Corp.	22,928
416	Drew Industries, Inc.	21,301

		82,025

	Distributors — 1.3%
740	Pool Corp.	43,045

	Diversified Consumer Services — 1.0%
386	Ascent Capital Group, Inc., Class A (a)	32,988

	Hotels, Restaurants & Leisure — 4.2%
1,376	Brinker International, Inc.	63,767
221	Cracker Barrel Old Country Store, Inc.	24,329
725	Monarch Casino & Resort, Inc. (a)	14,549
757	Papa John’s International, Inc.	34,362

		137,007

	Household Durables — 2.7%
1,469	Jarden Corp. (a)	90,145

	Leisure Equipment & Products — 0.8%
547	Brunswick Corp.	25,191

	Media — 3.6%
1,425	Cinemark Holdings, Inc.	47,511
342	Morningstar, Inc.	26,669
2,167	National CineMedia, Inc.	43,255

		117,435

	Specialty Retail — 2.5%
3,138	American Eagle Outfitters, Inc.	45,183
2,034	Chico’s FAS, Inc.	38,318

		83,501

	Textiles, Apparel & Luxury Goods — 2.3%
1,231	Crocs, Inc. (a)	19,592
645	Iconix Brand Group, Inc. (a)	25,621
3,477	Quiksilver, Inc. (a)	30,492

		75,705

	Total Consumer Discretionary	687,042

	Consumer Staples — 2.2%
	Food Products — 1.2%
443	J&J Snack Foods Corp.	39,226

	Household Products — 1.0%
464	Spectrum Brands Holdings, Inc.	32,770

	Total Consumer Staples	71,996

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 5.4%
	Energy Equipment & Services — 2.7%
2,147	Patterson-UTI Energy, Inc.	54,352
583	Tidewater, Inc.	34,552

		88,904

	Oil, Gas & Consumable Fuels — 2.7%
796	Approach Resources, Inc. (a)	15,349
443	Cimarex Energy Co.	46,522
2,785	Resolute Energy Corp. (a)	25,151

		87,022

	Total Energy	175,926

	Financials — 20.2%
	Capital Markets — 3.4%
527	Greenhill & Co., Inc.	30,528
1,834	HFF, Inc., Class A (a)	49,250
2,505	Janus Capital Group, Inc.	30,981

		110,759

	Commercial Banks — 9.0%
4,310	Associated Banc-Corp.	74,996
1,513	First Financial Bancorp	26,373
1,870	First Horizon National Corp.	21,788
111	First of Long Island Corp. (The)	4,770
773	First Republic Bank	40,489
733	Glacier Bancorp, Inc.	21,838
399	Iberiabank Corp.	25,093
2,263	Umpqua Holdings Corp.	43,307
1,508	Western Alliance Bancorp (a)	35,971

		294,625

	Insurance — 2.5%
1,727	ProAssurance Corp.	83,744

	Real Estate Investment Trusts (REITs) — 4.6%
705	EastGroup Properties, Inc.	40,836
321	Mid-America Apartment Communities, Inc.	19,512
1,356	National Retail Properties, Inc.	41,128
2,131	RLJ Lodging Trust	51,827

		153,303

	Real Estate Management & Development — 0.7%
445	Realogy Holdings Corp. (a)	22,016

	Total Financials	664,447

	Health Care — 6.1%
	Health Care Equipment & Supplies — 2.1%
537	IDEXX Laboratories, Inc. (a)	57,090
240	West Pharmaceutical Services, Inc.	11,784

		68,874

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — 3.0%
472	Magellan Health Services, Inc. (a)	28,292
239	MWI Veterinary Supply, Inc. (a)	40,784
441	WellCare Health Plans, Inc. (a)	31,030

		100,106

	Health Care Technology — 1.0%
1,233	Omnicell, Inc. (a)	31,473

	Total Health Care	200,453

	Industrials — 17.5%
	Air Freight & Logistics — 0.8%
556	Forward Air Corp.	24,394

	Building Products — 0.8%
1,526	Ply Gem Holdings, Inc. (a)	27,511

	Commercial Services & Supplies — 5.4%
859	ACCO Brands Corp. (a)	5,772
1,548	Herman Miller, Inc.	45,682
1,384	KAR Auction Services, Inc.	40,898
1,937	Waste Connections, Inc.	84,506

		176,858

	Construction & Engineering — 0.5%
884	Comfort Systems USA, Inc.	17,132

	Electrical Equipment — 2.3%
729	Generac Holdings, Inc.	41,314
461	Regal-Beloit Corp.	33,983

		75,297

	Machinery — 6.3%
785	Altra Industrial Motion Corp.	26,846
1,378	Douglas Dynamics, Inc.	23,171
636	RBC Bearings, Inc. (a)	44,980
2,140	Rexnord Corp. (a)	57,815
867	Toro Co. (The)	55,118

		207,930

	Road & Rail — 1.4%
2,573	Knight Transportation, Inc.	47,195

	Total Industrials	576,317

	Information Technology — 13.2%
	Electronic Equipment, Instruments & Components — 2.2%
694	Anixter International, Inc.	62,352
100	FEI Co.	8,922

		71,274

	Internet Software & Services — 1.6%
1,200	Dice Holdings, Inc. (a)	8,702

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — Continued
365	SciQuest, Inc. (a)	10,388
426	Zillow, Inc., Class A (a)	34,791

		53,881

	IT Services — 1.3%
1,231	CoreLogic, Inc. (a)	43,742

	Semiconductors & Semiconductor Equipment — 1.4%
1,697	Freescale Semiconductor Ltd. (a)	27,231
286	Hittite Microwave Corp. (a)	17,666

		44,897

	Software — 6.7%
484	Advent Software, Inc.	16,946
153	FactSet Research Systems, Inc.	16,592
771	Imperva, Inc. (a)	37,111
493	MICROS Systems, Inc. (a)	28,312
909	Monotype Imaging Holdings, Inc.	28,976
130	NetSuite, Inc. (a)	13,401
2,223	Rovi Corp. (a)	43,761
240	Solera Holdings, Inc.	16,969
235	Splunk, Inc. (a)	16,163

		218,231

	Total Information Technology	432,025

	Materials — 9.1%
	Chemicals — 2.4%
260	Airgas, Inc.	29,065
2,463	Taminco Corp. (a)	49,767

		78,832

	Containers & Packaging — 6.0%
895	Aptargroup, Inc.	60,708
1,273	Crown Holdings, Inc. (a)	56,754
1,682	Silgan Holdings, Inc.	80,762

		198,224

	Metals & Mining — 0.7%
278	Compass Minerals International, Inc.	22,265

	Total Materials	299,321

	Utilities — 2.5%
	Electric Utilities — 1.2%
1,323	Portland General Electric Co.	39,960

	Multi-Utilities — 1.3%
981	NorthWestern Corp.	42,506

	Total Utilities	82,466

	Total Common Stocks (Cost $1,965,140)	3,189,993

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.8%
	Investment Company — 2.8%
91,710	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $91,710)	91,710

	Total Investments — 99.9% (Cost $2,056,850)	3,281,703
	Other Assets in Excess of Liabilities — 0.1%	2,037

	NET ASSETS — 100.0%	$3,283,740

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.1%
	Consumer Discretionary — 16.0%
	Distributors — 1.0%
195	Pool Corp.	11,322

	Hotels, Restaurants & Leisure — 1.4%
199	Noodles & Co. (a)	7,141
570	Scientific Games Corp., Class A (a)	9,658

		16,799

	Household Durables — 1.7%
425	La-Z-Boy, Inc.	13,168
311	TRI Pointe Homes, Inc. (a)	6,202

		19,370

	Internet & Catalog Retail — 2.6%
266	Blue Nile, Inc. (a)	12,540
452	HomeAway, Inc. (a)	18,484

		31,024

	Leisure Equipment & Products — 1.0%
261	Brunswick Corp.	12,005

	Media — 1.0%
920	ReachLocal, Inc. (a)	11,696

	Specialty Retail — 4.7%
142	Asbury Automotive Group, Inc. (a)	7,651
94	Container Store Group, Inc. (The) (a)	4,363
284	Five Below, Inc. (a)	12,280
420	Francesca’s Holdings Corp. (a)	7,734
120	Lumber Liquidators Holdings, Inc. (a)	12,338
234	Penske Automotive Group, Inc.	11,051

		55,417

	Textiles, Apparel & Luxury Goods — 2.6%
318	Skechers U.S.A., Inc., Class A (a)	10,546
228	Vince Holding Corp. (a)	6,998
372	Wolverine World Wide, Inc.	12,617

		30,161

	Total Consumer Discretionary	187,794

	Consumer Staples — 0.7%
	Food & Staples Retailing — 0.1%
107	Fairway Group Holdings Corp. (a)	1,934

	Food Products — 0.6%
157	Annie’s, Inc. (a)	6,747

	Total Consumer Staples	8,681

	Energy — 4.7%
	Energy Equipment & Services — 1.9%
134	Dril-Quip, Inc. (a)	14,738

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
285	Forum Energy Technologies, Inc. (a)	8,062

		22,800

	Oil, Gas & Consumable Fuels — 2.8%
269	Delek U.S. Holdings, Inc.	9,264
463	Laredo Petroleum Holdings, Inc. (a)	12,824
223	Oasis Petroleum, Inc. (a)	10,489

		32,577

	Total Energy	55,377

	Financials — 7.8%
	Capital Markets — 3.3%
243	Cohen & Steers, Inc.	9,729
254	Financial Engines, Inc.	17,615
81	FXCM, Inc., Class A	1,444
873	PennantPark Investment Corp.	10,127

		38,915

	Commercial Banks — 0.9%
100	Signature Bank (a)	10,723

	Insurance — 0.7%
262	Amtrust Financial Services, Inc.	8,576

	Real Estate Investment Trusts (REITs) — 2.1%
324	CubeSmart	5,168
205	Douglas Emmett, Inc. (m)	4,769
87	EastGroup Properties, Inc.	5,021
445	Glimcher Realty Trust	4,161
133	Highwoods Properties, Inc.	4,799

		23,918

	Real Estate Management & Development — 0.8%
301	RE/MAX Holdings, Inc., Class A (a)	9,638

	Total Financials	91,770

	Health Care — 21.9%
	Biotechnology — 7.6%
282	ACADIA Pharmaceuticals, Inc. (a)	7,043
177	Acceleron Pharma, Inc. (a)	6,998
133	Aegerion Pharmaceuticals, Inc. (a)	9,418
313	AMAG Pharmaceuticals, Inc. (a)	7,599
228	Arrowhead Research Corp. (a)	2,471
329	Chimerix, Inc. (a)	4,972
365	Exact Sciences Corp. (a)	4,262
727	Halozyme Therapeutics, Inc. (a)	10,893
297	Insmed, Inc. (a)	5,052
158	Intrexon Corp. (a)	3,754
397	Keryx Biopharmaceuticals, Inc. (a)	5,145

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Biotechnology — Continued
232	Portola Pharmaceuticals, Inc. (a)	5,972
84	Puma Biotechnology, Inc. (a)	8,708
616	Synta Pharmaceuticals Corp. (a)	3,228
862	Threshold Pharmaceuticals, Inc. (a)	4,026

		89,541

	Health Care Equipment & Supplies — 6.3%
622	GenMark Diagnostics, Inc. (a)	8,274
1,424	Imris, Inc., (Canada) (a)	2,264
442	Insulet Corp. (a)	16,383
983	Novadaq Technologies, Inc., (Canada) (a)	16,203
817	Syneron Medical Ltd., (Israel) (a)	10,053
299	Tandem Diabetes Care, Inc. (a)	7,695
3,059	Unilife Corp. (a)	13,458

		74,330

	Health Care Providers & Services — 4.1%
346	Acadia Healthcare Co., Inc. (a)	16,366
524	Emeritus Corp. (a)	11,340
220	Surgical Care Affiliates, Inc. (a)	7,672
178	WellCare Health Plans, Inc. (a)	12,550

		47,928

	Health Care Technology — 0.4%
153	Veeva Systems, Inc., Class A (a)	4,912

	Life Sciences Tools & Services — 2.4%
408	Bruker Corp. (a)	8,065
504	Fluidigm Corp. (a)	19,322

		27,387

	Pharmaceuticals — 1.1%
560	Nektar Therapeutics (a)	6,357
243	Sagent Pharmaceuticals, Inc. (a)	6,175

		12,532

	Total Health Care	256,630

	Industrials — 23.0%
	Aerospace & Defense — 2.5%
252	HEICO Corp.	14,578
327	Hexcel Corp. (a)	14,608

		29,186

	Airlines — 1.2%
309	Spirit Airlines, Inc. (a)	14,033

	Building Products — 3.8%
337	Fortune Brands Home & Security, Inc.	15,387
451	Ply Gem Holdings, Inc. (a)	8,134
262	Trex Co., Inc. (a)	20,867

		44,388

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 3.1%
196	Acuity Brands, Inc.	21,426
259	Generac Holdings, Inc.	14,662

		36,088

	Industrial Conglomerates — 1.1%
164	Carlisle Cos., Inc.	13,010

	Machinery — 3.2%
197	Graco, Inc.	15,416
93	Middleby Corp. (The) (a)	22,404

		37,820

	Marine — 1.1%
126	Kirby Corp. (a)	12,500

	Professional Services — 0.5%
225	TrueBlue, Inc. (a)	5,795

	Road & Rail — 2.3%
454	Marten Transport Ltd.	9,167
342	Old Dominion Freight Line, Inc. (a)	18,115

		27,282

	Trading Companies & Distributors — 4.2%
116	DXP Enterprises, Inc. (a)	13,329
126	MSC Industrial Direct Co., Inc., Class A	10,154
417	Rush Enterprises, Inc., Class A (a)	12,361
146	Watsco, Inc.	14,041

		49,885

	Total Industrials	269,987

	Information Technology — 24.5%
	Communications Equipment — 3.6%
460	Aruba Networks, Inc. (a)	8,234
325	Ciena Corp. (a)	7,784
669	Infinera Corp. (a)	6,538
192	Palo Alto Networks, Inc. (a)	11,036
583	Ruckus Wireless, Inc. (a)	8,285

		41,877

	Computers & Peripherals — 0.8%
202	Nimble Storage, Inc. (a)	9,169

	Internet Software & Services — 8.8%
207	ChannelAdvisor Corp. (a)	8,620
227	Cornerstone OnDemand, Inc. (a)	12,124
64	CoStar Group, Inc. (a)	11,751
273	Dealertrack Technologies, Inc. (a)	13,127
184	Demandware, Inc. (a)	11,825
439	Envestnet, Inc. (a)	17,683
174	Marketo, Inc. (a)	6,457

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Internet Software & Services — Continued
72	OpenTable, Inc. (a)	5,703
444	Trulia, Inc. (a)	15,662

		102,952

	Semiconductors & Semiconductor Equipment — 2.6%
301	Cavium, Inc. (a)	10,397
143	Hittite Microwave Corp. (a)	8,823
928	Inphi Corp. (a)	11,968

		31,188

	Software — 8.7%
417	BroadSoft, Inc. (a)	11,401
130	CommVault Systems, Inc. (a)	9,738
505	Cyan, Inc. (a)	2,673
103	FireEye, Inc. (a)	4,490
263	Fortinet, Inc. (a)	5,029
422	Gigamon, Inc. (a)	11,856
218	Guidewire Software, Inc. (a)	10,705
270	Imperva, Inc. (a)	13,003
280	Infoblox, Inc. (a)	9,261
371	Rally Software Development Corp. (a)	7,222
137	Splunk, Inc. (a)	9,436
112	Tableau Software, Inc., Class A (a)	7,735

		102,549

	Total Information Technology	287,735

SHARES	SECURITY DESCRIPTION	VALUE($)
	Telecommunication Services — 0.5%
	Wireless Telecommunication Services — 0.5%
924	Boingo Wireless, Inc. (a)	5,924

	Total Common Stocks (Cost $793,480)	1,163,898

Short-Term Investment — 1.5%
	Investment Company — 1.5%
17,161	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $17,161)	17,161

	Total Investments — 100.6% (Cost $810,641)	1,181,059
	Liabilities in Excess of Other Assets — (0.6)%	(6,770)

	NET ASSETS — 100.0%	$1,174,289

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.9%
	Consumer Discretionary — 10.0%
	Auto Components — 1.3%
629	Dana Holding Corp.	12,345
195	Stoneridge, Inc. (a)	2,485
146	Superior Industries International, Inc.	3,002

		17,832

	Distributors — 0.0% (g)
1	Stock Building Supply Holdings, Inc. (a)	13

	Diversified Consumer Services — 0.4%
493	Corinthian Colleges, Inc. (a)	877
191	Lincoln Educational Services Corp.	952
227	Regis Corp.	3,292

		5,121

	Hotels, Restaurants & Leisure — 1.2%
14	Biglari Holdings, Inc. (a)	7,093
46	Einstein Noah Restaurant Group, Inc.	660
170	Isle of Capri Casinos, Inc. (a)	1,528
15	Jack in the Box, Inc. (a)	740
35	Red Robin Gourmet Burgers, Inc. (a)	2,581
214	Ruth’s Hospitality Group, Inc.	3,042
25	Scientific Games Corp., Class A (a)	430
19	Town Sports International Holdings, Inc.	282

		16,356

	Household Durables — 0.6%
108	Blyth, Inc.	1,172
11	Cavco Industries, Inc. (a)	749
68	CSS Industries, Inc.	1,941
75	Leggett & Platt, Inc.	2,311
9	Lifetime Brands, Inc.	137
27	NACCO Industries, Inc., Class A	1,673

		7,983

	Internet & Catalog Retail — 0.2%
371	Orbitz Worldwide, Inc. (a)	2,664
19	zulily, Inc., Class A (a)	804

		3,468

	Media — 1.9%
32	AH Belo Corp., Class A	236
32	AMC Entertainment Holdings, Inc., Class A (a)	666
555	Digital Generation, Inc. (a)	7,072
150	Entercom Communications Corp., Class A (a)	1,581
269	Journal Communications, Inc., Class A (a)	2,504
275	McClatchy Co. (The), Class A (a)	933
36	Nexstar Broadcasting Group, Inc., Class A	2,006
7	Saga Communications, Inc., Class A	354

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
209	Sinclair Broadcast Group, Inc., Class A	7,456
84	Valassis Communications, Inc.	2,860

		25,668

	Multiline Retail — 1.0%
126	Bon-Ton Stores, Inc. (The)	2,045
46	Burlington Stores, Inc. (a)	1,462
98	Dillard’s, Inc., Class A	9,507

		13,014

	Specialty Retail — 2.5%
242	Brown Shoe Co., Inc.	6,799
213	Children’s Place Retail Stores, Inc. (The) (a)	12,129
14	Container Store Group, Inc. (The) (a)	634
229	hhgregg, Inc. (a)	3,200
96	New York & Co., Inc. (a)	420
1,631	Office Depot, Inc. (a)	8,628
111	Stein Mart, Inc.	1,489

		33,299

	Textiles, Apparel & Luxury Goods — 0.9%
206	Iconix Brand Group, Inc. (a)	8,162
25	Perry Ellis International, Inc. (a)	396
126	Unifi, Inc. (a)	3,427
15	Vince Holding Corp. (a)	460

		12,445

	Total Consumer Discretionary	135,199

	Consumer Staples — 3.2%
	Food & Staples Retailing — 1.5%
7	Pantry, Inc. (The) (a)	116
2,690	Rite Aid Corp. (a)	13,611
151	Roundy’s, Inc.	1,490
66	Spartan Stores, Inc.	1,610
530	SUPERVALU, Inc. (a)	3,864

		20,691

	Food Products — 0.7%
215	Chiquita Brands International, Inc. (a)	2,516
19	Farmer Bros Co. (a)	437
81	Fresh Del Monte Produce, Inc.	2,301
6	John B Sanfilippo & Son, Inc.	146
119	Pinnacle Foods, Inc.	3,262
17	Seneca Foods Corp., Class A (a)	526

		9,188

	Household Products — 0.2%
329	Central Garden & Pet Co., Class A (a)	2,219

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Tobacco — 0.8%
206	Universal Corp.	11,231

	Total Consumer Staples	43,329

	Energy — 6.6%
	Energy Equipment & Services — 2.8%
53	Dawson Geophysical Co. (a)	1,796
192	Exterran Holdings, Inc. (a)	6,560
138	Global Geophysical Services, Inc. (a)	221
580	Helix Energy Solutions Group, Inc. (a)	13,454
594	Hercules Offshore, Inc. (a)	3,879
39	Key Energy Services, Inc. (a)	306
52	Natural Gas Services Group, Inc. (a)	1,420
243	Parker Drilling Co. (a)	1,975
50	Pioneer Energy Services Corp. (a)	401
88	SEACOR Holdings, Inc. (a)	7,998

		38,010

	Oil, Gas & Consumable Fuels — 3.8%
37	Alon USA Energy, Inc.	612
578	Alpha Natural Resources, Inc. (a)	4,124
254	Arch Coal, Inc.	1,132
6	Delek U.S. Holdings, Inc.	206
176	EPL Oil & Gas, Inc. (a)	5,027
30	Equal Energy Ltd.	161
2,162	Forest Oil Corp. (a)	7,806
168	Frontline Ltd., (Bermuda) (a)	627
208	Green Plains Renewable Energy, Inc.	4,039
171	Knightsbridge Tankers Ltd., (Bermuda)	1,572
12	Panhandle Oil and Gas, Inc., Class A	411
576	Penn Virginia Corp. (a)	5,427
534	PetroQuest Energy, Inc. (a)	2,305
50	REX American Resources Corp. (a)	2,218
130	Stone Energy Corp. (a)	4,490
217	W&T Offshore, Inc.	3,467
183	Western Refining, Inc.	7,761
1	Westmoreland Coal Co. (a)	19

		51,404

	Total Energy	89,414

	Financials — 35.8%
	Capital Markets — 1.7%
174	Apollo Investment Corp.	1,479
81	Arlington Asset Investment Corp., Class A	2,140
14	Artisan Partners Asset Management, Inc., Class A	906
184	Cowen Group, Inc., Class A (a)	720
20	Firsthand Technology Value Fund, Inc.,	463

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
27	GAMCO Investors, Inc., Class A	2,348
166	Gladstone Capital Corp.	1,597
370	Investment Technology Group, Inc. (a)	7,616
53	Janus Capital Group, Inc.	651
290	MCG Capital Corp.	1,275
47	MVC Capital, Inc.	631
79	NGP Capital Resources Co.	591
44	Oppenheimer Holdings, Inc., Class A	1,088
37	Piper Jaffray Cos. (a)	1,475

		22,980

	Commercial Banks — 15.2%
77	1st Source Corp.	2,466
18	1st United Bancorp, Inc.	134
5	American National Bankshares, Inc.	134
57	BancFirst Corp.	3,195
294	BancorpSouth, Inc.	7,471
129	Bank of Hawaii Corp.	7,611
49	Banner Corp.	2,174
278	BBCN Bancorp, Inc.	4,610
15	Bridge Capital Holdings (a)	310
19	Cascade Bancorp (a)	100
162	Cathay General Bancorp	4,333
17	Center Bancorp, Inc.	310
242	Central Pacific Financial Corp.	4,867
6	Century Bancorp, Inc., Class A	209
57	Chemical Financial Corp.	1,805
15	Citizens & Northern Corp.	312
117	City Holding Co.	5,425
77	CoBiz Financial, Inc.	919
43	Columbia Banking System, Inc.	1,181
107	Community Bank System, Inc.	4,230
87	Community Trust Bancorp, Inc.	3,947
27	Cullen/Frost Bankers, Inc.	1,972
55	Financial Institutions, Inc.	1,354
24	First Bancorp	396
259	First BanCorp, (Puerto Rico) (a)	1,602
234	First Busey Corp.	1,360
6	First Citizens BancShares, Inc., Class A	1,425
1,043	First Commonwealth Financial Corp.	9,195
19	First Community Bancshares, Inc.	319
126	First Financial Bancorp	2,194
30	First Financial Bankshares, Inc.	1,970
91	First Interstate Bancsystem, Inc.	2,593
36	First Merchants Corp.	810
347	FirstMerit Corp.	7,724

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — Continued
366	FNB Corp.	4,618
167	Glacier Bancorp, Inc.	4,972
29	Great Southern Bancorp, Inc.	876
21	Guaranty Bancorp	289
213	Hancock Holding Co.	7,807
43	Heartland Financial USA, Inc.	1,229
28	Home Federal Bancorp, Inc.	410
41	Hudson Valley Holding Corp.	835
46	Lakeland Bancorp, Inc.	572
22	Lakeland Financial Corp.	858
172	MainSource Financial Group, Inc.	3,103
94	MB Financial, Inc.	3,026
47	Metro Bancorp, Inc. (a)	1,002
45	MetroCorp Bancshares, Inc.	684
443	OFG Bancorp, (Puerto Rico)	7,676
30	OmniAmerican Bancorp, Inc. (a)	631
62	Pacific Continental Corp.	982
123	PacWest Bancorp	5,172
14	Preferred Bank (a)	287
16	Republic Bancorp, Inc., Class A	380
17	S&T Bancorp, Inc.	435
10	S.Y. Bancorp, Inc.	313
22	Seacoast Banking Corp. of Florida (a)	271
14	Sierra Bancorp	217
59	Simmons First National Corp., Class A	2,199
24	Southside Bancshares, Inc.	662
155	Southwest Bancorp, Inc. (a)	2,471
28	StellarOne Corp.	669
246	Sterling Financial Corp.	8,377
14	Suffolk Bancorp (a)	283
575	Susquehanna Bancshares, Inc.	7,383
44	SVB Financial Group (a)	4,645
347	TCF Financial Corp.	5,634
31	Tompkins Financial Corp.	1,603
113	Trustmark Corp.	3,033
147	UMB Financial Corp.	9,462
53	Umpqua Holdings Corp.	1,018
347	Union First Market Bankshares Corp.	8,604
13	Univest Corp of Pennsylvania	258
48	Valley National Bancorp	490
30	Washington Trust Bancorp, Inc.	1,109
88	Webster Financial Corp.	2,741
33	West Bancorporation, Inc.	517
108	Westamerica Bancorporation	6,098
324	Wilshire Bancorp, Inc.	3,537

		206,095

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — 1.3%
218	DFC Global Corp. (a)	2,494
39	Green Dot Corp., Class A (a)	986
87	Nelnet, Inc., Class A	3,645
23	Springleaf Holdings, Inc. (a)	569
116	World Acceptance Corp. (a)	10,109

		17,803

	Diversified Financial Services — 0.4%
92	Marlin Business Services Corp.	2,324
97	PHH Corp. (a)	2,367
28	Resource America, Inc., Class A	260

		4,951

	Insurance — 4.4%
301	American Equity Investment Life Holding Co.	7,940
27	Arch Capital Group Ltd., (Bermuda) (a)	1,590
82	Argo Group International Holdings Ltd., (Bermuda)	3,816
590	CNO Financial Group, Inc.	10,439
9	Global Indemnity plc, (Ireland) (a)	228
57	Hallmark Financial Services (a)	510
184	Horace Mann Educators Corp.	5,813
79	Meadowbrook Insurance Group, Inc.	552
162	Platinum Underwriters Holdings Ltd., (Bermuda)	9,933
85	Primerica, Inc.	3,656
138	ProAssurance Corp.	6,676
50	StanCorp Financial Group, Inc.	3,319
248	Symetra Financial Corp.	4,708

		59,180

	Real Estate Investment Trusts (REITs) — 10.9%
18	American Assets Trust, Inc.	569
1,865	Anworth Mortgage Asset Corp.	7,850
154	Apartment Investment & Management Co., Class A	4,001
103	Ashford Hospitality Prime, Inc.	1,871
514	Ashford Hospitality Trust, Inc.	4,258
852	Capstead Mortgage Corp.	10,291
329	CBL & Associates Properties, Inc.	5,912
380	Chambers Street Properties (m)	2,907
262	CoreSite Realty Corp.	8,434
431	CubeSmart	6,877
928	CYS Investments, Inc.	6,879
1,498	DCT Industrial Trust, Inc.	10,679
250	DiamondRock Hospitality Co.	2,885
125	Education Realty Trust, Inc.	1,102
59	EPR Properties	2,900

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — Continued
557	FelCor Lodging Trust, Inc. (a)	4,545
99	First Industrial Realty Trust, Inc.	1,724
383	First Potomac Realty Trust (m)	4,452
65	Getty Realty Corp.	1,187
7	Gladstone Commercial Corp.	126
46	Highwoods Properties, Inc.	1,657
52	Home Properties, Inc.	2,772
125	Hospitality Properties Trust	3,379
62	LaSalle Hotel Properties	1,916
77	LTC Properties, Inc.	2,739
11	Mid-America Apartment Communities, Inc.	691
118	Parkway Properties, Inc.	2,282
17	Pebblebrook Hotel Trust	526
179	Pennsylvania Real Estate Investment Trust	3,399
239	Potlatch Corp.	9,972
28	PS Business Parks, Inc.	2,147
764	RAIT Financial Trust	6,857
427	Redwood Trust, Inc.	8,271
59	Strategic Hotels & Resorts, Inc. (a)	558
340	Sunstone Hotel Investors, Inc.	4,549
11	Taubman Centers, Inc.	684
231	Washington Real Estate Investment Trust	5,396

		147,244

	Real Estate Management & Development — 0.6%
74	Alexander & Baldwin, Inc.	3,067
120	Forestar Group, Inc. (a)	2,561
76	RE/MAX Holdings, Inc., Class A (a)	2,441

		8,069

	Thrifts & Mortgage Finance — 1.3%
19	BankFinancial Corp.	173
76	Beneficial Mutual Bancorp, Inc. (a)	832
116	Charter Financial Corp.	1,248
24	ESB Financial Corp.	336
21	Fox Chase Bancorp, Inc.	368
11	Kearny Financial Corp. (a)	133
44	OceanFirst Financial Corp.	754
208	Ocwen Financial Corp. (a)	11,528
76	Rockville Financial, Inc.	1,079
48	Westfield Financial, Inc.	361
20	WSFS Financial Corp.	1,543

		18,355

	Total Financials	484,677

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 4.1%
	Biotechnology — 1.2%
7	Agios Pharmaceuticals, Inc. (a)	172
35	Clovis Oncology, Inc. (a)	2,134
27	Durata Therapeutics, Inc. (a)	351
16	Foundation Medicine, Inc. (a)	369
695	Geron Corp. (a)	3,296
272	Insmed, Inc. (a)	4,622
25	Karyopharm Therapeutics, Inc. (a)	566
13	MacroGenics, Inc. (a)	351
480	PDL BioPharma, Inc.	4,051
91	Verastem, Inc. (a)	1,042

		16,954

	Health Care Equipment & Supplies — 1.3%
69	Greatbatch, Inc. (a)	3,052
65	Medical Action Industries, Inc. (a)	559
239	NuVasive, Inc. (a)	7,723
51	PhotoMedex, Inc. (a)	662
165	SurModics, Inc. (a)	4,032
122	Symmetry Medical, Inc. (a)	1,228

		17,256

	Health Care Providers & Services — 1.3%
56	Addus HomeCare Corp. (a)	1,251
166	Amedisys, Inc. (a)	2,435
65	Centene Corp. (a)	3,844
93	Cross Country Healthcare, Inc. (a)	923
118	HealthSouth Corp.	3,928
76	LHC Group, Inc. (a)	1,817
34	Magellan Health Services, Inc. (a)	2,031
35	Providence Service Corp. (The) (a)	887
20	Skilled Healthcare Group, Inc., Class A (a)	96
41	Triple-S Management Corp., (Puerto Rico), Class B (a)	799

		18,011

	Health Care Technology — 0.1%
52	Veeva Systems, Inc., Class A (a)	1,669

	Pharmaceuticals — 0.2%
16	Cornerstone Therapeutics, Inc. (a)	152
42	Questcor Pharmaceuticals, Inc.	2,260

		2,412

	Total Health Care	56,302

	Industrials — 15.2%
	Aerospace & Defense — 1.2%
448	AAR Corp.	12,537
44	API Technologies Corp. (a)	151

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Aerospace & Defense — Continued
114	Engility Holdings, Inc. (a)	3,798

		16,486

	Airlines — 1.0%
32	Alaska Air Group, Inc.	2,340
714	Republic Airways Holdings, Inc. (a)	7,632
253	SkyWest, Inc.	3,752

		13,724

	Building Products — 0.9%
269	Gibraltar Industries, Inc. (a)	5,006
88	Norcraft Cos., Inc. (a)	1,717
347	PGT, Inc. (a)	3,513
28	Trex Co., Inc. (a)	2,235

		12,471

	Commercial Services & Supplies — 4.0%
138	ABM Industries, Inc.	3,942
587	ACCO Brands Corp. (a)	3,943
590	ARC Document Solutions, Inc. (a)	4,851
1,476	Cenveo, Inc. (a)	5,078
79	Consolidated Graphics, Inc. (a)	5,341
27	Courier Corp.	481
19	Ennis, Inc.	338
86	G&K Services, Inc., Class A	5,364
93	HNI Corp.	3,592
58	Kimball International, Inc., Class B	866
227	Quad/Graphics, Inc.	6,187
197	Steelcase, Inc., Class A	3,129
238	United Stationers, Inc.	10,922

		54,034

	Construction & Engineering — 1.1%
82	Argan, Inc.	2,260
110	Comfort Systems USA, Inc.	2,137
240	EMCOR Group, Inc.	10,190
66	Orion Marine Group, Inc. (a)	792

		15,379

	Electrical Equipment — 0.3%
170	LSI Industries, Inc.	1,472
28	Powell Industries, Inc.	1,842

		3,314

	Machinery — 3.3%
75	AGCO Corp.	4,422
5	Ampco-Pittsburgh Corp.	90
345	Briggs & Stratton Corp.	7,499
196	Douglas Dynamics, Inc.	3,293

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
157	Federal Signal Corp. (a)	2,297
150	FreightCar America, Inc.	3,993
53	Hurco Cos., Inc.	1,336
54	Hyster-Yale Materials Handling, Inc.	5,031
109	Kadant, Inc.	4,433
24	Lydall, Inc. (a)	426
54	Mueller Industries, Inc.	3,428
231	Mueller Water Products, Inc., Class A	2,165
70	Standex International Corp.	4,408
16	Watts Water Technologies, Inc., Class A	1,008

		43,829

	Marine — 0.1%
46	International Shipholding Corp.	1,348

	Professional Services — 1.3%
133	Barrett Business Services, Inc.	12,362
8	CDI Corp.	146
113	FTI Consulting, Inc. (a)	4,641
17	VSE Corp.	826

		17,975

	Road & Rail — 1.1%
4	AMERCO (a)	856
169	Arkansas Best Corp.	5,682
39	Celadon Group, Inc.	762
31	Heartland Express, Inc.	610
40	Quality Distribution, Inc. (a)	513
205	Saia, Inc. (a)	6,562

		14,985

	Trading Companies & Distributors — 0.9%
130	Aircastle Ltd.	2,485
195	Applied Industrial Technologies, Inc.	9,550

		12,035

	Total Industrials	205,580

	Information Technology — 11.3%
	Communications Equipment — 1.7%
314	Aviat Networks, Inc. (a)	709
49	Bel Fuse, Inc., Class B	1,041
115	Black Box Corp.	3,424
65	Calix, Inc. (a)	629
193	Ciena Corp. (a)	4,616
304	Comtech Telecommunications Corp.	9,573
302	Harmonic, Inc. (a)	2,225
26	Oplink Communications, Inc. (a)	491

		22,708

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Computers & Peripherals — 0.5%
363	Avid Technology, Inc. (a)	2,957
318	QLogic Corp. (a)	3,761
69	Violin Memory, Inc. (a)	273

		6,991

	Electronic Equipment, Instruments & Components — 2.6%
262	Aeroflex Holding Corp. (a)	1,705
43	Agilysys, Inc. (a)	592
14	Anixter International, Inc.	1,231
270	Benchmark Electronics, Inc. (a)	6,220
181	Checkpoint Systems, Inc. (a)	2,856
172	Cognex Corp. (a)	6,555
76	Coherent, Inc. (a)	5,616
54	Electro Scientific Industries, Inc.	562
86	Insight Enterprises, Inc. (a)	1,962
122	Newport Corp. (a)	2,203
32	Park Electrochemical Corp.	909
45	Richardson Electronics Ltd.	515
62	Tech Data Corp. (a)	3,204
111	Vishay Intertechnology, Inc. (a)	1,473

		35,603

	Internet Software & Services — 0.9%
66	Chegg, Inc. (a)	564
172	Digital River, Inc. (a)	3,177
493	IntraLinks Holdings, Inc. (a)	5,964
68	Monster Worldwide, Inc. (a)	481
95	QuinStreet, Inc. (a)	823
45	XO Group, Inc. (a)	673
14	Xoom Corp. (a)	376

		12,058

	IT Services — 2.2%
71	CACI International, Inc., Class A (a)	5,213
98	Convergys Corp.	2,063
188	CSG Systems International, Inc.	5,530
95	Euronet Worldwide, Inc. (a)	4,560
27	EVERTEC, Inc., (Puerto Rico)	666
247	Global Cash Access Holdings, Inc. (a)	2,472
222	Unisys Corp. (a)	7,465
63	Vantiv, Inc., Class A (a)	2,054

		30,023

	Semiconductors & Semiconductor Equipment — 2.7%
359	Advanced Energy Industries, Inc. (a)	8,209
167	Amkor Technology, Inc. (a)	1,022
220	DSP Group, Inc. (a)	2,139

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
81	First Solar, Inc. (a)	4,420
55	GSI Technology, Inc. (a)	363
52	IXYS Corp.	673
362	LTX-Credence Corp. (a)	2,889
61	Pericom Semiconductor Corp. (a)	544
240	Photronics, Inc. (a)	2,165
667	Spansion, Inc., Class A (a)	9,265
106	SunPower Corp. (a)	3,154
35	Supertex, Inc. (a)	887

		35,730

	Software — 0.7%
132	Aspen Technology, Inc. (a)	5,522
50	Fair Isaac Corp.	3,148
189	Telenav, Inc. (a)	1,244

		9,914

	Total Information Technology	153,027

	Materials — 4.4%
	Chemicals — 1.2%
193	Minerals Technologies, Inc.	11,569
184	Tredegar Corp.	5,287

		16,856

	Containers & Packaging — 0.6%
495	Graphic Packaging Holding Co. (a)	4,755
129	Myers Industries, Inc.	2,731

		7,486

	Metals & Mining — 1.3%
95	AM Castle & Co. (a)	1,403
217	Coeur Mining, Inc. (a)	2,354
27	Olympic Steel, Inc.	791
31	Schnitzer Steel Industries, Inc., Class A	1,010
79	SunCoke Energy, Inc. (a)	1,795
245	Worthington Industries, Inc.	10,322

		17,675

	Paper & Forest Products — 1.3%
50	Domtar Corp., (Canada)	4,679
45	Neenah Paper, Inc.	1,907
219	PH Glatfelter Co.	6,048
205	Resolute Forest Products, Inc., (Canada) (a)	3,289
23	Schweitzer-Mauduit International, Inc.	1,189

		17,112

	Total Materials	59,129

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
29	Fairpoint Communications, Inc. (a)	324
434	Inteliquent, Inc.	4,961
361	magicJack VocalTec Ltd., (Israel) (a)	4,306
420	Vonage Holdings Corp. (a)	1,399

		10,990

	Wireless Telecommunication Services — 0.0% (g)
6	USA Mobility, Inc.	78

	Total Telecommunication Services	11,068

	Utilities — 5.5%
	Electric Utilities — 2.3%
233	El Paso Electric Co.	8,191
112	PNM Resources, Inc.	2,694
483	Portland General Electric Co.	14,593
41	Unitil Corp.	1,235
80	UNS Energy Corp.	4,758

		31,471

	Gas Utilities — 1.6%
67	AGL Resources, Inc.	3,155
16	Chesapeake Utilities Corp.	960
202	Laclede Group, Inc. (The)	9,208
36	Piedmont Natural Gas Co., Inc.	1,187
118	Southwest Gas Corp.	6,609

		21,119

	Independent Power Producers & Energy Traders — 0.2%
877	Atlantic Power Corp.	3,052

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 1.3%
271	Avista Corp.	7,628
222	NorthWestern Corp.	9,635

		17,263

	Water Utilities — 0.1%
50	California Water Service Group	1,163
50	Consolidated Water Co., Ltd., (Cayman Islands)	699

		1,862

	Total Utilities	74,767

	Total Common Stocks (Cost $984,024)	1,312,492

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
2,315	U.S. Treasury Note, 0.250%, 11/30/14 (k) (Cost $2,317)	2,317

Short-Term Investment — 3.0%
	Investment Company — 3.0%
40,626	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $40,626)	40,626

	Total Investments — 100.1% (Cost $1,026,967)	1,355,435

	Liabilities in Excess of Other Assets — (0.1)%	(1,909)

	NET ASSETS — 100.0%	$1,353,526

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
341	E-mini Russell 2000	03/21/14	$39,604	$1,476

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.1%
		Consumer Discretionary — 13.0%
		Auto Components — 2.1%
184		Dana Holding Corp.	3,614
255		Stoneridge, Inc. (a)	3,256
35		Tower International, Inc. (a)	758

			7,628

		Distributors — 0.0% (g)
—	(h)	Stock Building Supply Holdings, Inc. (a)	5

		Diversified Consumer Services — 1.1%
22		Outerwall, Inc. (a)	1,447
22		Regis Corp.	325
72		Strayer Education, Inc. (a)	2,485

			4,257

		Hotels, Restaurants & Leisure — 2.5%
5		Biglari Holdings, Inc. (a)	2,501
13		CEC Entertainment, Inc.	576
22		Interval Leisure Group, Inc.	692
4		Jack in the Box, Inc. (a)	190
20		Red Robin Gourmet Burgers, Inc. (a)	1,441
115		Sonic Corp. (a)	2,316
90		Town Sports International Holdings, Inc.	1,330

			9,046

		Household Durables — 0.6%
20		CSS Industries, Inc.	571
26		Leggett & Platt, Inc.	810
34		Lifetime Brands, Inc.	532
5		NACCO Industries, Inc., Class A	336

			2,249

		Internet & Catalog Retail — 0.8%
159		PetMed Express, Inc.	2,639
6		zulily, Inc., Class A (a)	261

			2,900

		Media — 1.6%
9		AMC Entertainment Holdings, Inc., Class A (a)	181
236		Digital Generation, Inc. (a)	3,014
13		Entercom Communications Corp., Class A (a)	133
89		Harte-Hanks, Inc.	692
25		Nexstar Broadcasting Group, Inc., Class A	1,393
11		Sinclair Broadcast Group, Inc., Class A	407

			5,820

		Multiline Retail — 1.1%
31		Bon-Ton Stores, Inc. (The)	505
14		Burlington Stores, Inc. (a)	445

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — Continued
31	Dillard’s, Inc., Class A	3,042

		3,992

	Specialty Retail — 2.5%
26	ANN, Inc. (a)	947
45	Brown Shoe Co., Inc.	1,272
62	Children’s Place Retail Stores, Inc. (The) (a)	3,526
12	Conn’s, Inc. (a)	970
4	Container Store Group, Inc. (The) (a)	177
14	Express, Inc. (a)	260
64	hhgregg, Inc. (a)	887
96	Office Depot, Inc. (a)	509
5	Rent-A-Center, Inc.	170
24	Stein Mart, Inc.	319
25	Trans World Entertainment Corp. (a)	112

		9,149

	Textiles, Apparel & Luxury Goods — 0.7%
47	Iconix Brand Group, Inc. (a)	1,858
23	Unifi, Inc. (a)	621
4	Vince Holding Corp. (a)	117

		2,596

	Total Consumer Discretionary	47,642

	Consumer Staples — 4.5%
	Food & Staples Retailing — 1.8%
4	Arden Group, Inc., Class A	481
913	Rite Aid Corp. (a)	4,618
39	Roundy’s, Inc.	386
167	SUPERVALU, Inc. (a)	1,219

		6,704

	Food Products — 1.1%
23	B&G Foods, Inc.	773
86	Chiquita Brands International, Inc. (a)	1,004
37	Pinnacle Foods, Inc.	1,008
13	Sanderson Farms, Inc.	911
8	Seneca Foods Corp., Class A (a)	243

		3,939

	Personal Products — 0.8%
4	Herbalife Ltd., (Cayman Islands)	346
4	Inter Parfums, Inc.	136
40	Prestige Brands Holdings, Inc. (a)	1,436
16	USANA Health Sciences, Inc. (a)	1,194

		3,112

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Tobacco — 0.8%
53	Universal Corp.	2,899

	Total Consumer Staples	16,654

	Energy — 5.6%
	Energy Equipment & Services — 2.0%
10	Dawson Geophysical Co. (a)	342
76	Exterran Holdings, Inc. (a)	2,592
60	Helix Energy Solutions Group, Inc. (a)	1,391
5	Parker Drilling Co. (a)	44
33	SEACOR Holdings, Inc. (a)	3,000

		7,369

	Oil, Gas & Consumable Fuels — 3.6%
140	Alpha Natural Resources, Inc. (a)	1,002
5	Clayton Williams Energy, Inc. (a)	443
5	Contango Oil & Gas Co. (a)	255
59	Delek U.S. Holdings, Inc.	2,013
94	EPL Oil & Gas, Inc. (a)	2,665
47	Equal Energy Ltd.	250
37	Green Plains Renewable Energy, Inc.	712
1	Isramco, Inc. (a)	79
48	PetroQuest Energy, Inc. (a)	207
37	REX American Resources Corp. (a)	1,641
31	Stone Energy Corp. (a)	1,072
26	Vaalco Energy, Inc. (a)	178
99	W&T Offshore, Inc.	1,582
20	Western Refining, Inc.	857
4	Westmoreland Coal Co. (a)	73

		13,029

	Total Energy	20,398

	Financials — 20.1%
	Capital Markets — 1.4%
14	Arlington Asset Investment Corp., Class A	367
5	Artisan Partners Asset Management, Inc., Class A	327
18	FBR & Co. (a)	467
9	Federated Investors, Inc., Class B	245
6	Greenhill & Co., Inc.	365
158	Investment Technology Group, Inc. (a)	3,248

		5,019

	Commercial Banks — 6.7%
14	1st Source Corp.	444
31	BancFirst Corp.	1,738
65	BancorpSouth, Inc.	1,647
14	Banner Corp.	623
22	BBCN Bancorp, Inc.	362

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
25	Cathay General Bancorp	668
83	Central Pacific Financial Corp.	1,675
9	Chemical Financial Corp.	291
5	Citizens & Northern Corp.	111
11	City Holding Co.	519
20	CoBiz Financial, Inc.	238
112	CVB Financial Corp.	1,905
179	First Commonwealth Financial Corp.	1,578
7	First Financial Bancorp	120
14	First Interstate Bancsystem, Inc.	386
8	First Merchants Corp.	173
41	FNB Corp.	523
10	Guaranty Bancorp	142
8	MainSource Financial Group, Inc.	151
12	MetroCorp Bancshares, Inc.	176
72	OFG Bancorp, (Puerto Rico)	1,243
9	OmniAmerican Bancorp, Inc. (a)	188
19	PacWest Bancorp	785
6	Sierra Bancorp	97
19	Simmons First National Corp., Class A	717
41	Southwest Bancorp, Inc. (a)	646
8	StellarOne Corp.	183
37	Suffolk Bancorp (a)	770
39	Susquehanna Bancshares, Inc.	503
7	SVB Financial Group (a)	734
65	TCF Financial Corp.	1,063
9	UMB Financial Corp.	566
100	Union First Market Bankshares Corp.	2,479
5	Webster Financial Corp.	159
20	West Bancorporation, Inc.	315
8	Westamerica Bancorporation	429
42	Wilshire Bancorp, Inc.	456

		24,803

	Consumer Finance — 1.3%
29	Nelnet, Inc., Class A	1,214
20	Portfolio Recovery Associates, Inc. (a)	1,036
9	Springleaf Holdings, Inc. (a)	222
27	World Acceptance Corp. (a)	2,319

		4,791

	Diversified Financial Services — 0.2%
30	Marlin Business Services Corp.	746

	Insurance — 2.4%
83	American Equity Investment Life Holding Co.	2,176
7	Aspen Insurance Holdings Ltd., (Bermuda)	289

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
115	CNO Financial Group, Inc.	2,034
6	Global Indemnity plc, (Ireland) (a)	160
13	Navigators Group, Inc. (The) (a)	821
27	Platinum Underwriters Holdings Ltd., (Bermuda)	1,667
15	Primerica, Inc.	652
23	ProAssurance Corp.	1,120
3	Stewart Information Services Corp.	103

		9,022

	Real Estate Investment Trusts (REITs) — 6.5%
21	American Assets Trust, Inc.	663
113	Anworth Mortgage Asset Corp.	474
2	Ashford Hospitality Prime, Inc.	43
12	Ashford Hospitality Trust, Inc.	97
5	Associated Estates Realty Corp.	82
14	BioMed Realty Trust, Inc.	252
132	Capstead Mortgage Corp.	1,592
32	CBL & Associates Properties, Inc.	568
92	CoreSite Realty Corp.	2,971
8	Cousins Properties, Inc.	78
114	CYS Investments, Inc.	848
61	DCT Industrial Trust, Inc.	437
33	DiamondRock Hospitality Co.	379
17	EastGroup Properties, Inc.	979
19	EPR Properties	934
10	Equity Lifestyle Properties, Inc.	366
15	FelCor Lodging Trust, Inc. (a)	124
11	First Industrial Realty Trust, Inc.	194
28	Franklin Street Properties Corp.	332
1	Gladstone Commercial Corp.	16
16	Home Properties, Inc.	863
31	Hospitality Properties Trust	838
49	LTC Properties, Inc.	1,734
11	National Retail Properties, Inc.	325
32	Pennsylvania Real Estate Investment Trust	605
16	Post Properties, Inc.	701
57	Potlatch Corp.	2,388
4	PS Business Parks, Inc.	336
73	RAIT Financial Trust	655
57	Ramco-Gershenson Properties Trust	896
71	Redwood Trust, Inc.	1,383
13	Saul Centers, Inc.	635
38	Strategic Hotels & Resorts, Inc. (a)	358
9	Taubman Centers, Inc.	562

		23,708

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 0.5%
23	Alexander & Baldwin, Inc.	952
25	RE/MAX Holdings, Inc., Class A (a)	811

		1,763

	Thrifts & Mortgage Finance — 1.1%
7	Astoria Financial Corp.	101
5	BankFinancial Corp.	47
20	Beneficial Mutual Bancorp, Inc. (a)	214
5	Capitol Federal Financial, Inc.	62
21	OceanFirst Financial Corp.	363
58	Ocwen Financial Corp. (a)	3,188

		3,975

	Total Financials	73,827

	Health Care — 11.7%
	Biotechnology — 3.6%
33	Aegerion Pharmaceuticals, Inc. (a)	2,328
3	Agios Pharmaceuticals, Inc. (a)	60
49	Alnylam Pharmaceuticals, Inc. (a)	3,171
52	ChemoCentryx, Inc. (a)	300
32	Chimerix, Inc. (a)	478
6	Foundation Medicine, Inc. (a)	150
6	Karyopharm Therapeutics, Inc. (a)	144
33	MacroGenics, Inc. (a)	902
75	Merrimack Pharmaceuticals, Inc. (a)	400
59	Neurocrine Biosciences, Inc. (a)	555
114	NPS Pharmaceuticals, Inc. (a)	3,455
115	Orexigen Therapeutics, Inc. (a)	647
63	Trius Therapeutics, Inc. (a) (i)	—
77	Xencor, Inc. (a)	705

		13,295

	Health Care Equipment & Supplies — 3.0%
57	CONMED Corp.	2,431
8	Cyberonics, Inc. (a)	498
37	Greatbatch, Inc. (a)	1,637
64	Invacare Corp.	1,474
63	Medical Action Industries, Inc. (a)	541
25	NuVasive, Inc. (a)	818
33	PhotoMedex, Inc. (a)	426
129	SurModics, Inc. (a)	3,151

		10,976

	Health Care Providers & Services — 2.5%
73	Addus HomeCare Corp. (a)	1,646
42	Amedisys, Inc. (a)	614
29	Centene Corp. (a)	1,733

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — Continued
75	Cross Country Healthcare, Inc. (a)	747
75	Gentiva Health Services, Inc. (a)	929
15	HealthSouth Corp.	506
23	LHC Group, Inc. (a)	548
4	Magellan Health Services, Inc. (a)	228
44	Owens & Minor, Inc.	1,616
22	Providence Service Corp. (The) (a)	568

		9,135

	Health Care Technology — 0.6%
73	MedAssets, Inc. (a)	1,454
18	Veeva Systems, Inc., Class A (a)	568

		2,022

	Life Sciences Tools & Services — 0.1%
8	PAREXEL International Corp. (a)	357

	Pharmaceuticals — 1.9%
68	BioDelivery Sciences International, Inc. (a)	402
27	Cornerstone Therapeutics, Inc. (a)	258
75	Nektar Therapeutics (a)	853
24	Pacira Pharmaceuticals, Inc. (a)	1,380
58	Questcor Pharmaceuticals, Inc.	3,169
25	Repros Therapeutics, Inc. (a)	463
100	Sciclone Pharmaceuticals, Inc. (a)	502

		7,027

	Total Health Care	42,812

	Industrials — 16.3%
	Aerospace & Defense — 2.1%
142	AAR Corp. (m)	3,966
239	Taser International, Inc. (a)	3,789

		7,755

	Air Freight & Logistics — 0.1%
7	Park-Ohio Holdings Corp. (a)	383

	Airlines — 1.4%
31	Alaska Air Group, Inc.	2,274
272	Republic Airways Holdings, Inc. (a)	2,912

		5,186

	Building Products — 0.9%
82	Gibraltar Industries, Inc. (a)	1,515
28	Norcraft Cos., Inc. (a)	545
8	Nortek, Inc. (a)	567
9	Trex Co., Inc. (a)	700

		3,327

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 3.6%
39	ACCO Brands Corp. (a)	263
269	ARC Document Solutions, Inc. (a)	2,208
11	Consolidated Graphics, Inc. (a)	769
42	Courier Corp.	767
33	Deluxe Corp.	1,717
14	G&K Services, Inc., Class A	865
42	Intersections, Inc.	327
70	Quad/Graphics, Inc.	1,912
12	Steelcase, Inc., Class A	195
94	United Stationers, Inc.	4,309

		13,332

	Construction & Engineering — 0.9%
66	EMCOR Group, Inc.	2,788
12	MasTec, Inc. (a)	393
18	Orion Marine Group, Inc. (a)	215

		3,396

	Electrical Equipment — 1.5%
19	Acuity Brands, Inc.	2,034
128	Coleman Cable, Inc.	3,348

		5,382

	Machinery — 2.3%
9	Alamo Group, Inc.	534
4	Ampco-Pittsburgh Corp.	86
29	Briggs & Stratton Corp.	640
41	Douglas Dynamics, Inc.	683
14	Hurco Cos., Inc.	338
7	Hyster-Yale Materials Handling, Inc.	615
25	Kadant, Inc.	1,009
26	Mueller Industries, Inc.	1,632
23	Standex International Corp.	1,452
2	Watts Water Technologies, Inc., Class A	117
81	Xerium Technologies, Inc. (a)	1,334

		8,440

	Professional Services — 1.5%
41	Barrett Business Services, Inc.	3,806
16	FTI Consulting, Inc. (a)	638
19	VSE Corp.	912

		5,356

	Road & Rail — 1.5%
75	Arkansas Best Corp.	2,533
9	Celadon Group, Inc.	171
14	Con-way, Inc.	552
32	Heartland Express, Inc.	620

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Road & Rail — Continued
19	Saia, Inc. (a)	612
38	Swift Transportation Co. (a)	842

		5,330

	Trading Companies & Distributors — 0.5%
32	Aircastle Ltd.	606
23	Applied Industrial Technologies, Inc.	1,134

		1,740

	Total Industrials	59,627

	Information Technology — 16.1%
	Communications Equipment — 2.9%
45	Aviat Networks, Inc. (a)	101
111	Comtech Telecommunications Corp.	3,489
81	Harmonic, Inc. (a)	597
84	InterDigital, Inc.	2,469
83	Ubiquiti Networks, Inc. (a)	3,833

		10,489

	Computers & Peripherals — 0.3%
87	Avid Technology, Inc. (a)	711
18	QLogic Corp. (a)	209
19	Violin Memory, Inc. (a)	75

		995

	Electronic Equipment, Instruments & Components — 1.8%
57	Aeroflex Holding Corp. (a)	370
115	Benchmark Electronics, Inc. (a)	2,654
22	Checkpoint Systems, Inc. (a)	344
29	Coherent, Inc. (a)	2,165
43	Newport Corp. (a)	777
32	Vishay Intertechnology, Inc. (a)	419

		6,729

	Internet Software & Services — 2.7%
119	Bazaarvoice, Inc. (a)	941
37	Blucora, Inc. (a)	1,070
18	Chegg, Inc. (a)	151
76	Digital River, Inc. (a)	1,397
114	IntraLinks Holdings, Inc. (a)	1,378
95	Millennial Media, Inc. (a)	689
298	Monster Worldwide, Inc. (a)	2,125
42	QuinStreet, Inc. (a)	364
42	WebMD Health Corp. (a)	1,647
5	Xoom Corp. (a)	139

		9,901

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 1.7%
31	CACI International, Inc., Class A (a)	2,292
51	CSG Systems International, Inc.	1,505
9	EVERTEC, Inc., (Puerto Rico)	217
19	Heartland Payment Systems, Inc.	947
14	Unisys Corp. (a)	463
15	Vantiv, Inc., Class A (a)	473
15	VeriFone Systems, Inc. (a)	415

		6,312

	Semiconductors & Semiconductor Equipment — 3.1%
47	Advanced Energy Industries, Inc. (a)	1,070
26	DSP Group, Inc. (a)	252
22	First Solar, Inc. (a)	1,175
59	LSI Corp.	651
21	Micrel, Inc.	202
92	Photronics, Inc. (a)	831
404	PLX Technology, Inc. (a)	2,656
101	PMC-Sierra, Inc. (a)	650
65	RF Micro Devices, Inc. (a)	337
46	SunPower Corp. (a)	1,356
154	TriQuint Semiconductor, Inc. (a)	1,286
105	Ultra Clean Holdings, Inc. (a)	1,049

		11,515

	Software — 3.6%
22	ACI Worldwide, Inc. (a)	1,398
66	Aspen Technology, Inc. (a)	2,746
14	Fair Isaac Corp.	874
41	Manhattan Associates, Inc. (a)	4,828
46	Pegasystems, Inc.	2,238
10	QAD, Inc., Class A	178
50	Telenav, Inc. (a)	327
20	TIBCO Software, Inc. (a)	447

		13,036

	Total Information Technology	58,977

	Materials — 4.1%
	Chemicals — 1.9%
83	Minerals Technologies, Inc.	4,956
33	OM Group, Inc. (a)	1,198
31	Tredegar Corp.	893

		7,047

	Containers & Packaging — 0.7%
191	Graphic Packaging Holding Co. (a)	1,833
35	Myers Industries, Inc.	735

		2,568

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Metals & Mining — 0.8%
68	Worthington Industries, Inc.	2,844

	Paper & Forest Products — 0.7%
7	Domtar Corp., (Canada)	660
43	PH Glatfelter Co.	1,197
56	Resolute Forest Products, Inc., (Canada) (a)	896

		2,753

	Total Materials	15,212

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
35	Fairpoint Communications, Inc. (a)	394
138	Inteliquent, Inc.	1,574
128	magicJack VocalTec Ltd., (Israel) (a)	1,528

		3,496

	Wireless Telecommunication Services — 0.0% (g)
4	NTELOS Holdings Corp.	77

	Total Telecommunication Services	3,573

	Utilities — 2.7%
	Electric Utilities — 1.2%
31	El Paso Electric Co.	1,089
25	PNM Resources, Inc.	603
62	Portland General Electric Co.	1,860
14	UNS Energy Corp.	832

		4,384

	Gas Utilities — 0.8%
13	AGL Resources, Inc.	611
18	Laclede Group, Inc. (The)	806

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — Continued
19	Piedmont Natural Gas Co., Inc.	617
14	Southwest Gas Corp.	777

		2,811

	Multi-Utilities — 0.7%
64	NorthWestern Corp.	2,781

	Total Utilities	9,976

	Total Common Stocks (Cost $281,146)	348,698

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
685	U.S. Treasury Note, 0.250%, 11/30/14 (Cost $686) (k)	686

Short-Term Investment — 3.4%
	Investment Company — 3.4%
12,303	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $12,303)	12,303

	Total Investments — 98.7% (Cost $294,135)	361,687

	Other Assets in Excess of Liabilities — 1.3%	4,687

	NET ASSETS — 100.0%	$366,374

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
109	E-mini Russell 2000	03/21/14	$12,659	$529

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund		Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$556,210		$641,375		$3,189,993
Investments in affiliates, at value	12,641		21,968		91,710

Total investment securities, at value	568,851		663,343		3,281,703
Receivables:
Investment securities sold	641		1,339		—
Fund shares sold	1,915		392		9,890
Interest and dividends from non-affiliates	260		572		7,600
Dividends from affiliates	—	(a)	—	(a)	1
Variation margin on futures contracts	—		93		—

Total Assets	571,667		665,739		3,299,194

LIABILITIES:
Payables:
Investment securities purchased	272		2,127		1,081
Fund shares redeemed	733		1,314		11,174
Accrued liabilities:
Investment advisory fees	303		348		1,757
Administration fees	39		—		25
Shareholder servicing fees	102		—		405
Distribution fees	59		—		194
Custodian and accounting fees	14		12		35
Trustees’ and Chief Compliance Officer’s fees	1		1		3
Transfer agent fees	128		176		640
Other	69		66		140

Total Liabilities	1,720		4,044		15,454

Net Assets	$569,947		$661,695		$3,283,740

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$378,744	$433,852	$1,985,287
Accumulated undistributed (distributions in excess of) net investment income	(4,175)	516	4,904
Accumulated net realized gains (losses)	10,277	9,736	68,696
Net unrealized appreciation (depreciation)	185,101	217,591	1,224,853

Total Net Assets	$569,947	$661,695	$3,283,740

Net Assets:
Class A	$94,914	$—	$767,934
Class B	816	—	7,646
Class C	63,873	—	41,184
Class R2	—	—	5,241
Class R5	—	—	1,064,305
Select Class	410,344	661,695	1,397,430

Total	$569,947	$661,695	$3,283,740

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,652	—	17,208
Class B	36	—	209
Class C	2,848	—	1,129
Class R2	—	—	119
Class R5	—	—	21,456
Select Class	14,657	11,955	28,199

Net Asset Value (a):
Class A — Redemption price per share	$25.99	$—	$44.63
Class B — Offering price per share (b)	22.48	—	36.59
Class C — Offering price per share (b)	22.43	—	36.47
Class R2 — Offering and redemption price per share	—	—	44.14
Class R5 — Offering and redemption price per share	—	—	49.60
Select Class — Offering and redemption price per share	28.00	55.35	49.56
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$27.43	$—	$47.10

Cost of investments in non-affiliates	$371,109	$424,586	$1,965,140
Cost of investments in affiliates	12,641	21,968	91,710

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund		Small Cap Value Fund	U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$1,163,898		$1,314,809	$349,384
Investments in affiliates, at value	17,161		40,626	12,303

Total investment securities, at value	1,181,059		1,355,435	361,687
Cash	—		—	—	(a)
Deposits at broker for futures contracts	—		874	246
Receivables:
Investment securities sold	1,298		2,041	401
Fund shares sold	1,337		4,130	5,352
Interest and dividends from non-affiliates	547		1,994	292
Dividends from affiliates	—	(a)	1	—	(a)
Variation margin on futures contracts	—		383	57

Total Assets	1,184,241		1,364,858	368,035

LIABILITIES:
Payables:
Due to custodian	—		1	—
Investment securities purchased	573		6,499	1,252
Fund shares redeemed	8,231		3,617	114
Accrued liabilities:
Investment advisory fees	600		715	172
Administration fees	—		84	—
Shareholder servicing fees	136		115	53
Distribution fees	98		142	31
Custodian and accounting fees	18		20	26
Trustees’ and Chief Compliance Officer’s fees	3		1	—	(a)
Other	293		138	13

Total Liabilities	9,952		11,332	1,661

Net Assets	$1,174,289		$1,353,526	$366,374

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$794,851	$1,024,284	$298,537
Accumulated undistributed (distributions in excess of) net investment income	(5,901)	717	(24)
Accumulated net realized gains (losses)	14,921	(1,419)	(220)
Net unrealized appreciation (depreciation)	370,418	329,944	68,081

Total Net Assets	$1,174,289	$1,353,526	$366,374

Net Assets:
Class A	$307,702	$461,414	$99,119
Class B	3,240	3,646	—
Class C	30,572	51,904	13,912
Class R2	34,044	31,519	6,118
Class R5	—	70,665	—
Class R6	328,927	354,426	41,676
Institutional Class	308,780	—	90,967
Select Class	161,024	379,952	114,582

Total	$1,174,289	$1,353,526	$366,374

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	21,317	17,059	6,379
Class B	291	154	—
Class C	2,596	2,214	915
Class R2	2,395	1,171	397
Class R5	—	2,494	—
Class R6	20,943	12,502	2,646
Institutional Class	19,728	—	5,774
Select Class	10,459	13,413	7,259

Net Asset Value (a):
Class A — Redemption price per share	$14.43	$27.05	$15.54
Class B — Offering price per share (b)	11.14	23.68	—
Class C — Offering price per share (b)	11.78	23.45	15.21
Class R2 — Offering and redemption price per share	14.21	26.92	15.43
Class R5 — Offering and redemption price per share	—	28.33	—
Class R6 — Offering and redemption price per share	15.71	28.35	15.75
Institutional Class — Offering and redemption price per share	15.65	—	15.75
Select Class — Offering and redemption price per share	15.40	28.33	15.79
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.23	$28.55	$16.40

Cost of investments in non-affiliates	$793,480	$986,341	$281,832
Cost of investments in affiliates	17,161	40,626	12,303

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2013 (Unaudited)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1	$—
Dividend income from non-affiliates	1,186	4,296	28,084
Dividend income from affiliates	2	2	14

Total investment income	1,188	4,299	28,098

EXPENSES:
Investment advisory fees	1,833	1,948	9,903
Administration fees	237	252	1,282
Distribution fees:
Class A	109	—	915
Class B	3	—	30
Class C	226	—	148
Class R2	—	—	14
Shareholder servicing fees:
Class A	110	—	915
Class B	1	—	10
Class C	75	—	49
Class R2	—	—	7
Class R5	—	—	240
Select Class	519	749	1,626
Custodian and accounting fees	23	28	53
Professional fees	25	25	28
Trustees’ and Chief Compliance Officer’s fees	3	3	17
Printing and mailing costs	53	39	152
Registration and filing fees	47	15	87
Transfer agent fees	269	341	1,705
Other	6	2	20

Total expenses	3,539	3,402	17,201

Less amounts waived	(91)	(1,020)	(1,742)

Net expenses	3,448	2,382	15,459

Net investment income (loss)	(2,260)	1,917	12,639

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	39,154	34,856	158,502
Futures	—	2,503	—

Net realized gain (loss)	39,154	37,359	158,502

Distributions of realized gains by investment company affiliates	—	—	1
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	76,002	74,864	334,013
Futures	—	600	—

Change in net unrealized appreciation/depreciation	76,002	75,464	334,013

Net realized/unrealized gains (losses)	115,156	112,823	492,516

Change in net assets resulting from operations	$112,896	$114,740	$505,155

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2	$—	(a)
Dividend income from non-affiliates	2,325	13,240	1,866
Dividend income from affiliates	4	6	1

Total investment income	2,329	13,248	1,867

EXPENSES:
Investment advisory fees	3,488	3,725	832
Administration fees	451	482	117
Distribution fees:
Class A	357	495	96
Class B	12	14	—
Class C	108	177	39
Class R2	78	59	9
Shareholder servicing fees:
Class A	357	495	96
Class B	4	5	—
Class C	36	59	13
Class R2	39	29	4
Class R5	—	12	—
Institutional Class	134	—	33
Select Class	205	425	118
Custodian and accounting fees	30	46	38
Professional fees	25	26	28
Trustees’ and Chief Compliance Officer’s fees	6	6	2
Printing and mailing costs	47	55	8
Registration and filing fees	54	69	62
Transfer agent fees	548	511	79
Other	14	17	2

Total expenses	5,993	6,707	1,576

Less amounts waived	(659)	(471)	(136)

Net expenses	5,334	6,236	1,440

Net investment income (loss)	(3,005)	7,012	427

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	67,862	37,227	7,647
Futures	—	5,985	1,254

Net realized gain (loss)	67,862	43,212	8,901

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	153,774	124,152	39,171
Futures	—	1,304	499

Change in net unrealized appreciation/depreciation	153,774	125,456	39,670

Net realized/unrealized gains (losses)	221,636	168,668	48,571

Change in net assets resulting from operations	$218,631	$175,680	$48,998

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,260)	$(2,034)	$1,917	$3,808
Net realized gain (loss)	39,154	36,792	37,359	55,185
Change in net unrealized appreciation/depreciation	76,002	65,852	75,464	57,573

Change in net assets resulting from operations	112,896	100,610	114,740	116,566

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(7,308)	(2,519)	—	—
Class B
From net realized gains	(72)	(39)	—	—
Class C
From net realized gains	(5,669)	(2,102)	—	—
Select Class
From net investment income	—	—	(3,196)	(4,488)
From net realized gains	(30,984)	(9,120)	(30,439)	—

Total distributions to shareholders	(44,033)	(13,780)	(33,635)	(4,488)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(18,690)	96,943	58,295	3,627

NET ASSETS:
Change in net assets	50,173	183,773	139,400	115,705
Beginning of period	519,774	336,001	522,295	406,590

End of period	$569,947	$519,774	$661,695	$522,295

Accumulated undistributed (distributions in excess of) net investment income	$(4,175)	$(1,915)	$516	$1,795

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,639	$26,075	$(3,005)	$(2,177)
Net realized gain (loss)	158,502	165,490	67,862	86,555
Distributions of capital gains received from investment company affiliates	1	—	—	—
Change in net unrealized appreciation/depreciation	334,013	335,447	153,774	124,133

Change in net assets resulting from operations	505,155	527,012	218,631	208,511

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,154)	(6,332)	—	—
From net realized gains	(39,200)	(54,507)	(27,816)	(18,796)
Class B
From net investment income	—	(65)	—	—
From net realized gains	(468)	(953)	(372)	(333)
Class C
From net investment income	—	(285)	—	—
From net realized gains	(2,540)	(3,639)	(3,356)	(2,309)
Class R2
From net investment income	—	(40)	—	—
From net realized gains	(285)	(478)	(3,175)	(1,927)
Class R5
From net investment income	(5,697)	(8,958)	—	—
From net realized gains	(48,030)	(52,088)	—	—
Class R6
From net realized gains	—	—	(27,222)	(13,119)
Institutional Class	—	—	—	—
From net realized gains	—	—	(26,893)	(17,399)
Select Class
From net investment income	(4,998)	(12,603)	—	—
From net realized gains	(64,468)	(88,266)	(13,777)	(10,618)

Total distributions to shareholders	(166,840)	(228,214)	(102,611)	(64,501)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	248,600	(44,004)	126,351	(33,612)

NET ASSETS:
Change in net assets	586,915	254,794	242,371	110,398
Beginning of period	2,696,825	2,442,031	931,918	821,520

End of period	$3,283,740	$2,696,825	$1,174,289	$931,918

Accumulated undistributed (distributions in excess of) net investment income	$4,904	$4,114	$(5,901)	$(2,896)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,012	$8,029	$427	$631
Net realized gain (loss)	43,212	47,226	8,901	6,491
Change in net unrealized appreciation/depreciation	125,456	125,744	39,670	18,032

Change in net assets resulting from operations	175,680	180,999	48,998	25,154

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,550)	(2,867)	(72)	(99)
From net realized gains	(10,944)	—	(1,746)	—
Class B
From net investment income	(8)	(26)	—	—
From net realized gains	(101)	—	—	—
Class C
From net investment income	(123)	(269)	—	(11)
From net realized gains	(1,424)	—	(246)	—
Class R2
From net investment income	(82)	(97)	(6)	— (a)
From net realized gains	(741)	—	(98)	—
Class R5
From net investment income	(302)	(323)	—	—
From net realized gains	(1,547)	—	—	—
Class R6
From net investment income	(1,606)	(2,410)	(146)	(137)
From net realized gains	(8,043)	—	(738)	—
Institutional Class
From net investment income	—	—	(275)	(90)
From net realized gains	—	—	(1,543)	—
Select Class
From net investment income	(1,562)	(2,935)	(207)	(295)
From net realized gains	(8,523)	—	(2,006)	—

Total distributions to shareholders	(36,556)	(8,927)	(7,083)	(632)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	315,920	109,344	151,750	78,228

NET ASSETS:
Change in net assets	455,044	281,416	193,665	102,750
Beginning of period	898,482	617,066	172,709	69,959

End of period	$1,353,526	$898,482	$366,374	$172,709

Accumulated undistributed (distributions in excess of) net investment income	$717	$(1,062)	$(24)	$255

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,315	$19,767	$—	$—
Distributions reinvested	5,262	1,796	—	—
Cost of shares redeemed	(12,334)	(23,718)	—	—

Change in net assets resulting from Class A capital transactions	$7,243	$(2,155)	$—	$—

Class B
Proceeds from shares issued	$12	$8	$—	$—
Distributions reinvested	66	35	—	—
Cost of shares redeemed	(149)	(479)	—	—

Change in net assets resulting from Class B capital transactions	$(71)	$(436)	$—	$—

Class C
Proceeds from shares issued	$13,669	$13,062	$—	$—
Distributions reinvested	655	231	—	—
Cost of shares redeemed	(10,899)	(19,369)	—	—

Change in net assets resulting from Class C capital transactions	$3,425	$(6,076)	$—	$—

Select Class
Proceeds from shares issued	$74,835	$174,453	$54,629	$44,658
Distributions reinvested	30,591	8,987	31,856	4,252
Cost of shares redeemed	(134,713)	(77,830)	(28,190)	(45,283)

Change in net assets resulting from Select Class capital transactions	$(29,287)	$105,610	$58,295	$3,627

Total change in net assets resulting from capital transactions	$(18,690)	$96,943	$58,295	$3,627

SHARE TRANSACTIONS:
Class A
Issued	565	959	—	—
Reinvested	218	96	—	—
Redeemed	(482)	(1,155)	—	—

Change in Class A Shares	301	(100)	—	—

Class B
Issued	1	1	—	—
Reinvested	3	2	—	—
Redeemed	(7)	(27)	—	—

Change in Class B Shares	(3)	(24)	—	—

Class C
Issued	627	734	—	—
Reinvested	32	14	—	—
Redeemed	(486)	(1,079)	—	—

Change in Class C Shares	173	(331)	—	—

Select Class
Issued	2,735	7,839	1,022	995
Reinvested	1,176	447	602	104
Redeemed	(4,940)	(3,580)	(526)	(1,072)

Change in Select Class Shares	(1,029)	4,706	1,098	27

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$80,215	$161,823	$43,453	$46,904
Distributions reinvested	36,174	53,154	26,847	18,018
Cost of shares redeemed	(125,409)	(205,174)	(42,588)	(73,629)

Change in net assets resulting from Class A capital transactions	$(9,020)	$9,803	$27,712	$(8,707)

Class B
Proceeds from shares issued	$42	$53	$80	$143
Distributions reinvested	440	947	299	276
Cost of shares redeemed	(1,945)	(3,625)	(418)	(1,529)

Change in net assets resulting from Class B capital transactions	$(1,463)	$(2,625)	$(39)	$(1,110)

Class C
Proceeds from shares issued	$1,301	$2,901	$2,584	$2,220
Distributions reinvested	2,078	3,051	2,792	1,897
Cost of shares redeemed	(3,127)	(7,195)	(2,616)	(5,854)

Change in net assets resulting from Class C capital transactions	$252	$(1,243)	$2,760	$(1,737)

Class R2
Proceeds from shares issued	$1,237	$2,486	$6,288	$5,964
Distributions reinvested	169	238	3,015	1,827
Cost of shares redeemed	(1,674)	(4,016)	(4,892)	(7,599)

Change in net assets resulting from Class R2 capital transactions	$(268)	$(1,292)	$4,411	$192

Class R5
Proceeds from shares issued	$176,632	$242,098	$—	$—
Distributions reinvested	50,412	58,492	—	—
Cost of shares redeemed	(84,539)	(270,542)	—	—

Change in net assets resulting from Class R5 capital transactions	$142,505	$30,048	$—	$—

Class R6
Proceeds from shares issued	$—	$—	$35,272	$66,621
Distributions reinvested	—	—	27,222	13,119
Cost of shares redeemed	—	—	(14,634)	(68,638)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$47,860	$11,102

Institutional Class
Proceeds from shares issued	$—	$—	$74,622	$59,220
Distributions reinvested	—	—	24,325	15,569
Cost of shares redeemed	—	—	(48,716)	(109,142)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$50,231	$(34,353)

Select Class
Proceeds from shares issued	$245,054	$381,057	$28,957	$36,031
Distributions reinvested	63,813	89,504	12,567	8,954
Cost of shares redeemed	(192,273)	(549,256)	(48,108)	(43,984)

Change in net assets resulting from Select Class capital transactions	$116,594	$(78,695)	$(6,584)	$1,001

Total change in net assets resulting from capital transactions	$248,600	$(44,004)	$126,351	$(33,612)

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	1,854	4,277	3,027	3,976
Reinvested	848	1,546	2,002	1,704
Redeemed	(2,940)	(5,554)	(2,940)	(6,214)

Change in Class A Shares	(238)	269	2,089	(534)

Class B
Issued	1	2	8	14
Reinvested	13	33	29	33
Redeemed	(54)	(115)	(36)	(163)

Change in Class B Shares	(40)	(80)	1	(116)

Class C
Issued	37	94	221	228
Reinvested	60	107	255	214
Redeemed	(88)	(230)	(219)	(595)

Change in Class C Shares	9	(29)	257	(153)

Class R2
Issued	29	66	436	518
Reinvested	5	7	229	175
Redeemed	(39)	(106)	(339)	(665)

Change in Class R2 Shares	(5)	(33)	326	28

Class R5
Issued	3,722	5,779	—	—
Reinvested	1,058	1,535	—	—
Redeemed	(1,756)	(6,521)	—	—

Change in Class R5 Shares	3,024	793	—	—

Class R6
Issued	—	—	2,272	5,288
Reinvested	—	—	1,867	1,156
Redeemed	—	—	(939)	(5,654)

Change in Class R6 Shares	—	—	3,200	790

Institutional Class
Issued	—	—	4,703	4,672
Reinvested	—	—	1,674	1,374
Redeemed	—	—	(3,153)	(8,706)

Change in Institutional Class Shares	—	—	3,224	(2,660)

Select Class
Issued	5,164	9,223	1,889	2,935
Reinvested	1,344	2,355	879	801
Redeemed	(4,019)	(13,183)	(3,067)	(3,567)

Change in Select Class Shares	2,489	(1,605)	(299)	169

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$139,276	$151,702	$45,677	$44,054
Distributions reinvested	11,954	2,758	1,637	84
Cost of shares redeemed	(70,586)	(66,421)	(9,323)	(7,813)

Change in net assets resulting from Class A capital transactions	$80,644	$88,039	$37,991	$36,325

Class B
Proceeds from shares issued	$8	$65	$—	$—
Distributions reinvested	106	25	—	—
Cost of shares redeemed	(702)	(1,168)	—	—

Change in net assets resulting from Class B capital transactions	$(588)	$(1,078)	$—	$—

Class C
Proceeds from shares issued	$8,386	$11,253	$5,918	$5,881
Distributions reinvested	1,374	232	203	9
Cost of shares redeemed	(4,536)	(7,039)	(744)	(975)

Change in net assets resulting from Class C capital transactions	$5,224	$4,446	$5,377	$4,915

Class R2
Proceeds from shares issued	$16,632	$9,668	$4,141	$1,677
Distributions reinvested	733	88	104	— (a)
Cost of shares redeemed	(4,022)	(3,260)	(366)	(93)

Change in net assets resulting from Class R2 capital transactions	$13,343	$6,496	$3,879	$1,584

Class R5
Proceeds from shares issued	$40,746	$23,814	$—	$—
Distributions reinvested	839	38	—	—
Cost of shares redeemed	(9,205)	(12,450)	—	—

Change in net assets resulting from Class R5 capital transactions	$32,380	$11,402	$—	$—

Class R6
Proceeds from shares issued	$116,372	$38,682	$22,761	$1,911
Distributions reinvested	9,649	2,410	884	137
Cost of shares redeemed	(13,908)	(54,454)	(3,485)	(1,549)

Change in net assets resulting from Class R6 capital transactions	$112,113	$(13,362)	$20,160	$499

Institutional Class
Proceeds from shares issued	$—	$—	$69,114	$31,733
Distributions reinvested	—	—	1,623	89
Cost of shares redeemed	—	—	(19,180)	(13,968)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$51,557	$17,854

Select Class
Proceeds from shares issued	$105,586	$101,704	$40,092	$24,841
Distributions reinvested	9,142	1,569	1,883	236
Cost of shares redeemed	(41,924)	(89,872)	(9,189)	(8,026)

Change in net assets resulting from Select Class capital transactions	$72,804	$13,401	$32,786	$17,051

Total change in net assets resulting from capital transactions	$315,920	$109,344	$151,750	$78,228

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	5,350	7,097	3,142	3,627
Reinvested	460	124	111	7
Redeemed	(2,726)	(3,110)	(642)	(682)

Change in Class A Shares	3,084	4,111	2,611	2,952

Class B
Issued	— (a)	5	—	—
Reinvested	5	1	—	—
Redeemed	(31)	(63)	—	—

Change in Class B Shares	(26)	(57)	—	—

Class C
Issued	372	594	413	496
Reinvested	61	12	14	1
Redeemed	(202)	(381)	(52)	(80)

Change in Class C Shares	231	225	375	417

Class R2
Issued	642	437	282	135
Reinvested	28	4	7	— (a)
Redeemed	(153)	(149)	(25)	(7)

Change in Class R2 Shares	517	292	264	128

Class R5
Issued	1,502	1,043	—	—
Reinvested	31	2	—	—
Redeemed	(339)	(545)	—	—

Change in Class R5 Shares	1,194	500	—	—

Class R6
Issued	4,314	1,686	1,529	161
Reinvested	354	104	58	12
Redeemed	(514)	(2,672)	(232)	(125)

Change in Class R6 Shares	4,154	(882)	1,355	48

Institutional Class
Issued	—	—	4,667	2,505
Reinvested	—	—	107	8
Redeemed	—	—	(1,265)	(1,144)

Change in Institutional Class Shares	—	—	3,509	1,369

Select Class
Issued	3,924	4,528	2,735	2,020
Reinvested	336	67	125	21
Redeemed	(1,550)	(3,905)	(607)	(666)

Change in Select Class Shares	2,710	690	2,253	1,375

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$23.10	$(0.12	)(f)	$5.20	$5.08	$(2.19)
Year Ended June 30, 2013	18.83	(0.14	)(f)(g)	5.17	5.03	(0.76)
Year Ended June 30, 2012	20.20	(0.13	)(f)(h)	(1.24)	(1.37)	—
Year Ended June 30, 2011	13.80	(0.16	)(f)	6.56	6.40	—
Year Ended June 30, 2010	11.89	(0.13	)(f)	2.04	1.91	—
Year Ended June 30, 2009	16.65	(0.11	)(f)	(4.65)	(4.76)	—

Class B
Six Months Ended December 31, 2013 (Unaudited)	20.29	(0.16	)(f)	4.54	4.38	(2.19)
Year Ended June 30, 2013	16.71	(0.22	)(f)(g)	4.56	4.34	(0.76)
Year Ended June 30, 2012	18.01	(0.20	)(f)(h)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.37	(0.23	)(f)	5.87	5.64	—
Year Ended June 30, 2010	10.73	(0.19	)(f)	1.83	1.64	—
Year Ended June 30, 2009	15.12	(0.16	)(f)	(4.23)	(4.39)	—

Class C
Six Months Ended December 31, 2013 (Unaudited)	20.25	(0.16	)(f)	4.53	4.37	(2.19)
Year Ended June 30, 2013	16.68	(0.22	)(f)(g)	4.55	4.33	(0.76)
Year Ended June 30, 2012	17.98	(0.20	)(f)(h)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.35	(0.23	)(f)	5.86	5.63	—
Year Ended June 30, 2010	10.71	(0.19	)(f)	1.83	1.64	—
Year Ended June 30, 2009	15.09	(0.16	)(f)	(4.22)	(4.38)	—

Select Class
Six Months Ended December 31, 2013 (Unaudited)	24.70	(0.09	)(f)	5.58	5.49	(2.19)
Year Ended June 30, 2013	20.02	(0.07	)(f)(g)	5.51	5.44	(0.76)
Year Ended June 30, 2012	21.39	(0.06	)(f)(h)	(1.31)	(1.37)	—
Year Ended June 30, 2011	14.56	(0.11	)(f)	6.94	6.83	—
Year Ended June 30, 2010	12.50	(0.08	)(f)	2.14	2.06	—
Year Ended June 30, 2009	17.44	(0.06	)(f)	(4.88)	(4.94)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.20), $(0.27), $(0.27) and $(0.14) for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.00)%, (1.53)%, (1.51)% and (0.64)% for Class A, Class B, Class C and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.17), $(0.23), $(0.23) and $(0.10) for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.94)%, (1.43)%, (1.43)% and (0.53)% for Class A, Class B, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$25.99	22.72%	$94,914	1.37%	(0.94)%		1.38%	35%
23.10	27.61	77,408	1.44	(0.70	)(g)	1.44	65
18.83	(6.78)	64,997	1.47	(0.72	)(h)	1.48	63
20.20	46.38	159,290	1.42	(0.91)		1.50	79
13.80	16.06	72,134	1.49	(0.92)		1.78	120
11.89	(28.59)	51,434	1.50	(0.86)		2.16	83

22.48	22.41	816	1.87	(1.45)		1.88	35
20.29	26.97	793	1.94	(1.22	)(g)	1.95	65
16.71	(7.22)	1,055	1.97	(1.21	)(h)	1.98	63
18.01	45.59	1,865	1.99	(1.48)		2.04	79
12.37	15.28	2,326	2.09	(1.58)		2.39	120
10.73	(29.03)	16,081	2.10	(1.46)		2.65	83

22.43	22.41	63,873	1.87	(1.45)		1.88	35
20.25	26.96	54,171	1.94	(1.20	)(g)	1.94	65
16.68	(7.23)	50,144	1.97	(1.21	)(h)	1.98	63
17.98	45.59	64,298	1.98	(1.47)		2.02	79
12.35	15.31	45,949	2.09	(1.53)		2.30	120
10.71	(29.03)	40,775	2.10	(1.46)		2.66	83

28.00	22.91	410,344	1.10	(0.68)		1.13	35
24.70	28.02	387,402	1.09	(0.33	)(g)	1.19	65
20.02	(6.40)	219,805	1.10	(0.32	)(h)	1.22	63
21.39	46.91	150,921	1.08	(0.57)		1.24	79
14.56	16.48	51,872	1.09	(0.52)		1.53	120
12.50	(28.33)	36,584	1.10	(0.46)		1.92	83

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Select Class
Six Months Ended December 31, 2013 (Unaudited)	$48.11	$0.15	(f)	$10.09	$10.24	$(0.27)	$(2.73)	$(3.00)
Year Ended June 30, 2013	37.54	0.37	(g)	10.63	11.00	(0.43)	—	(0.43)
Year Ended June 30, 2012	39.44	0.27	(h)	(1.98)	(1.71)	(0.19)	—	(0.19)
Year Ended June 30, 2011	28.60	0.17		10.80	10.97	(0.13)	—	(0.13)
Year Ended June 30, 2010	23.28	0.09		5.47	5.56	(0.24)	—	(0.24)
Year Ended June 30, 2009	35.77	0.27		(10.26)	(9.99)	(0.14)	(2.36)	(2.50)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12 and the net investment income (loss) ratio would have been 0.46% for Select Class Shares.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.19 and the net investment income (loss) ratio would have been 0.44% for Select Class Shares.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.14 and the net investment income (loss) ratio would have been 0.39% for Select Class Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$55.35	21.59%	$661,695	0.79%	0.64	%(f)	1.13%	22%
48.11	29.50	522,295	0.79	0.84	(g)	1.19	55
37.54	(4.29)	406,590	0.80	0.64	(h)	1.02	45
39.44	38.37	549,530	0.79	0.39		1.09	38
28.60	23.89	491,061	0.80	0.40		1.09	40
23.28	(27.66)	337,981	0.80	0.96		1.10	42

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$39.94	$0.12	(f)(g)	$7.02	$7.14	$(0.07)	$(2.38)	$(2.45)
Year Ended June 30, 2013	36.02	0.29	(f)(h)	7.39	7.68	(0.36)	(3.40)	(3.76)
Year Ended June 30, 2012	36.72	0.07	(f)	1.09	1.16	(0.10)	(1.76)	(1.86)
Year Ended June 30, 2011	27.54	0.14	(f)	10.15	10.29	(0.06)	(1.05)	(1.11)
Year Ended June 30, 2010	23.59	0.05	(f)	3.94	3.99	(0.04)	—	(0.04)
Year Ended June 30, 2009	27.42	(0.03	)(f)	(3.80)	(3.83)	—	—	—
Class B
Six Months Ended December 31, 2013 (Unaudited)	33.16	0.01	(f)(g)	5.80	5.81	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.51	0.09	(f)(h)	6.17	6.26	(0.21)	(3.40)	(3.61)
Year Ended June 30, 2012	31.46	(0.09	)(f)	0.90	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.79	(0.01	)(f)	8.73	8.72	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.46	(0.08	)(f)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.90	(0.12	)(f)	(3.32)	(3.44)	—	—	—
Class C
Six Months Ended December 31, 2013 (Unaudited)	33.06	0.01	(f)(g)	5.78	5.79	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.46	0.09	(f)(h)	6.15	6.24	(0.24)	(3.40)	(3.64)
Year Ended June 30, 2012	31.41	(0.08	)(f)	0.89	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.75	(0.02	)(f)	8.73	8.71	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.42	(0.08	)(f)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.86	(0.12	)(f)	(3.32)	(3.44)	—	—	—
Class R2
Six Months Ended December 31, 2013 (Unaudited)	39.52	0.06	(f)(g)	6.94	7.00	—	(2.38)	(2.38)
Year Ended June 30, 2013	35.67	0.20	(f)(h)	7.31	7.51	(0.26)	(3.40)	(3.66)
Year Ended June 30, 2012	36.41	(0.01	)(f)	1.07	1.06	(0.04)	(1.76)	(1.80)
Year Ended June 30, 2011	27.33	0.07	(f)	10.06	10.13	—	(1.05)	(1.05)
Year Ended June 30, 2010	23.48	(0.04	)(f)	3.92	3.88	(0.03)	—	(0.03)
November 3, 2008 (i) through June 30, 2009	20.98	(0.06	)(f)	2.63	2.57	(0.07)	—	(0.07)
Class R5
Six Months Ended December 31, 2013 (Unaudited)	44.21	0.26	(f)(g)	7.78	8.04	(0.27)	(2.38)	(2.65)
Year Ended June 30, 2013	39.47	0.52	(f)(h)	8.16	8.68	(0.54)	(3.40)	(3.94)
Year Ended June 30, 2012	40.04	0.28	(f)	1.19	1.47	(0.28)	(1.76)	(2.04)
Year Ended June 30, 2011	29.92	0.31	(f)	11.06	11.37	(0.20)	(1.05)	(1.25)
Year Ended June 30, 2010	25.60	0.19	(f)	4.27	4.46	(0.14)	—	(0.14)
Year Ended June 30, 2009	29.72	0.09	(f)	(4.12)	(4.03)	(0.09)	—	(0.09)
Select Class
Six Months Ended December 31, 2013 (Unaudited)	44.14	0.21	(f)(g)	7.77	7.98	(0.18)	(2.38)	(2.56)
Year Ended June 30, 2013	39.41	0.44	(f)(h)	8.15	8.59	(0.46)	(3.40)	(3.86)
Year Ended June 30, 2012	39.98	0.19	(f)	1.20	1.39	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2011	29.88	0.27	(f)	11.02	11.29	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2010	25.58	0.13	(f)	4.27	4.40	(0.10)	—	(0.10)
Year Ended June 30, 2009	29.68	0.04	(f)	(4.11)	(4.07)	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.06, $(0.04), $(0.04), $0.00, $0.19 and $0.14 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.26%, (0.25)%, (0.24)%, 0.01%, 0.76%, and 0.56% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, $(0.11), $(0.11), $(0.04), $0.26 and $0.18 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.14%, (0.35)%, (0.36)%, (0.10)%, 0.62% and 0.44% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$44.63	18.16%	$767,934	1.29%	0.55	%(g)	1.37%	15%
39.94	23.11	696,784	1.29	0.78	(h)	1.39	25
36.02	3.79	618,705	1.30	0.21		1.41	27
36.72	37.77	699,042	1.29	0.43		1.40	39
27.54	16.91	528,676	1.29	0.16		1.38	44
23.59	(13.97)	372,525	1.30	(0.13)		1.44	45

36.59	17.87	7,646	1.77	0.05	(g)	1.87	15
33.16	22.51	8,264	1.79	0.28	(h)	1.88	25
30.51	3.26	10,036	1.80	(0.30)		1.91	27
31.46	37.10	13,032	1.79	(0.05)		1.90	39
23.79	16.28	12,890	1.79	(0.33)		1.88	44
20.46	(14.39)	13,711	1.80	(0.64)		1.94	45

36.47	17.86	41,184	1.78	0.06	(g)	1.87	15
33.06	22.50	37,039	1.79	0.28	(h)	1.88	25
30.46	3.26	34,994	1.80	(0.29)		1.91	27
31.41	37.13	39,403	1.79	(0.06)		1.90	39
23.75	16.31	32,259	1.79	(0.33)		1.88	44
20.42	(14.42)	30,661	1.80	(0.64)		1.94	45

44.14	18.00	5,241	1.54	0.30	(g)	1.62	15
39.52	22.80	4,909	1.54	0.53	(h)	1.64	25
35.67	3.51	5,587	1.55	(0.03)		1.66	27
36.41	37.46	5,109	1.54	0.22		1.65	39
27.33	16.53	4,634	1.54	(0.16)		1.63	44
23.48	12.30	1,461	1.55	(0.39)		1.75	45

49.60	18.45	1,064,305	0.79	1.05	(g)	0.92	15
44.21	23.71	814,942	0.79	1.25	(h)	0.94	25
39.47	4.31	696,200	0.79	0.73		0.96	27
40.04	38.46	567,675	0.79	0.85		0.96	39
29.92	17.44	256,458	0.79	0.63		0.93	44
25.60	(13.50)	86,024	0.80	0.38		0.99	45

49.56	18.35	1,397,430	0.99	0.85	(g)	1.12	15
44.14	23.48	1,134,887	0.99	1.07	(h)	1.14	25
39.41	4.09	1,076,509	1.00	0.51		1.16	27
39.98	38.21	1,200,332	0.99	0.75		1.15	39
29.88	17.21	935,388	0.99	0.45		1.13	44
25.58	(13.69)	603,628	1.00	0.17		1.19	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Small Cap Growth Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$13.00	$(0.06	)(f)	$2.93	$2.87	$(1.44)	$14.43	22.94%
Year Ended June 30, 2013	11.13	(0.06	)(f)(g)	2.94	2.88	(1.01)	13.00	27.94
Year Ended June 30, 2012	12.17	(0.05	)(f)(h)	(0.77)	(0.82)	(0.22)	11.13	(6.59)
Year Ended June 30, 2011	8.28	(0.08	)(f)	3.97	3.89	—	12.17	46.98
Year Ended June 30, 2010	6.80	(0.06	)(f)	1.54	1.48	—	8.28	21.76
Year Ended June 30, 2009	8.94	(0.04	)(f)	(2.10)	(2.14)	—	6.80	(23.94)

Class B
Six Months Ended December 31, 2013 (Unaudited)	10.35	(0.08	)(f)	2.31	2.23	(1.44)	11.14	22.64
Year Ended June 30, 2013	9.10	(0.10	)(f)(g)	2.36	2.26	(1.01)	10.35	27.32
Year Ended June 30, 2012	10.04	(0.09	)(f)(h)	(0.63)	(0.72)	(0.22)	9.10	(7.00)
Year Ended June 30, 2011	6.87	(0.11	)(f)	3.28	3.17	—	10.04	46.14
Year Ended June 30, 2010	5.67	(0.09	)(f)	1.29	1.20	—	6.87	21.16
Year Ended June 30, 2009	7.52	(0.07	)(f)	(1.78)	(1.85)	—	5.67	(24.60)

Class C
Six Months Ended December 31, 2013 (Unaudited)	10.87	(0.08	)(f)	2.43	2.35	(1.44)	11.78	22.66
Year Ended June 30, 2013	9.51	(0.10	)(f)(g)	2.47	2.37	(1.01)	10.87	27.30
Year Ended June 30, 2012	10.48	(0.09	)(f)(h)	(0.66)	(0.75)	(0.22)	9.51	(6.99)
Year Ended June 30, 2011	7.17	(0.12	)(f)	3.43	3.31	—	10.48	46.16
Year Ended June 30, 2010	5.92	(0.09	)(f)	1.34	1.25	—	7.17	21.11
Year Ended June 30, 2009	7.84	(0.07	)(f)	(1.85)	(1.92)	—	5.92	(24.49)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	12.84	(0.08	)(f)	2.89	2.81	(1.44)	14.21	22.77
Year Ended June 30, 2013	11.03	(0.09	)(f)(g)	2.91	2.82	(1.01)	12.84	27.64
Year Ended June 30, 2012	12.09	(0.08	)(f)(h)	(0.76)	(0.84)	(0.22)	11.03	(6.80)
Year Ended June 30, 2011	8.25	(0.11	)(f)	3.95	3.84	—	12.09	46.55
Year Ended June 30, 2010	6.79	(0.08	)(f)	1.54	1.46	—	8.25	21.50
November 3, 2008 (i) through June 30, 2009	6.28	(0.03	)(f)	0.54	0.51	—	6.79	8.12

Class R6
Six Months Ended December 31, 2013 (Unaudited)	14.00	(0.02	)(f)	3.17	3.15	(1.44)	15.71	23.32
Year Ended June 30, 2013	11.85	—	(f)(g)(j)	3.16	3.16	(1.01)	14.00	28.63
Year Ended June 30, 2012	12.88	—	(f)(h)(j)	(0.81)	(0.81)	(0.22)	11.85	(6.14)
November 30, 2010 (i) through June 30, 2011	11.02	(0.02	)(f)	1.88	1.86	—	12.88	16.88

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.12), $(0.13), $(0.12), $(0.04), $(0.05) and $(0.07) for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (1.30)%, (1.04)%, (0.29)%, (0.40)% and (0.54)% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.11), $(0.10), $(0.02),(0.27)% and (0.40)% for Class A, Class B, Class C, Class R2, Class R6 Shares, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (1.18)%, (0.92)%, (0.19)%,$(0.03) and $(0.05) for Class A, Class B, Class C, Class R2, Class R6 Shares, Institutional Class and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$307,702	1.25%	(0.81)%		1.37%	29%
249,986	1.24	(0.50	)(g)	1.42	60
219,946	1.25	(0.46	)(h)	1.44	58
271,606	1.24	(0.72)		1.39	79
144,214	1.25	(0.71)		1.44	83
107,591	1.25	(0.55)		1.58	83

3,240	1.75	(1.32)		1.87	29
3,005	1.74	(1.01	)(g)	1.92	60
3,690	1.75	(0.97	)(h)	1.94	58
6,049	1.78	(1.26)		1.89	79
6,318	1.85	(1.33)		1.94	83
7,967	1.85	(1.15)		2.06	83

30,572	1.75	(1.31)		1.87	29
25,415	1.74	(1.00	)(g)	1.92	60
23,689	1.75	(0.97	)(h)	1.94	58
31,665	1.78	(1.26)		1.89	79
19,472	1.85	(1.31)		1.94	83
14,396	1.85	(1.15)		2.07	83

34,044	1.50	(1.06)		1.62	29
26,561	1.49	(0.75	)(g)	1.67	60
22,514	1.50	(0.71	)(h)	1.69	58
16,109	1.50	(0.98)		1.64	79
1,561	1.50	(0.89)		1.66	83
54	1.50	(0.72)		1.93	83

328,927	0.75	(0.31)		0.87	29
248,415	0.75	—	(g)(k)	0.92	60
200,960	0.75	0.02	(h)	0.94	58
83,457	0.74	(0.24)		0.88	79

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Small Cap Growth Fund (continued)
Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	$13.96	$(0.03	)(f)	$3.16	$3.13	$(1.44)	$15.65	23.24%
Year Ended June 30, 2013	11.84	(0.01	)(f)(g)	3.14	3.13	(1.01)	13.96	28.39
Year Ended June 30, 2012	12.87	(0.01	)(f)(h)	(0.80)	(0.81)	(0.22)	11.84	(6.15)
Year Ended June 30, 2011	8.73	(0.04	)(f)	4.18	4.14	—	12.87	47.42
Year Ended June 30, 2010	7.13	(0.03	)(f)	1.63	1.60	—	8.73	22.44
Year Ended June 30, 2009	9.36	(0.01	)(f)	(2.22)	(2.23)	—	7.13	(23.82)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	13.77	(0.04	)(f)	3.11	3.07	(1.44)	15.40	23.12
Year Ended June 30, 2013	11.70	(0.03	)(f)(g)	3.11	3.08	(1.01)	13.77	28.30
Year Ended June 30, 2012	12.74	(0.02	)(f)(h)	(0.80)	(0.82)	(0.22)	11.70	(6.29)
Year Ended June 30, 2011	8.65	(0.05	)(f)	4.14	4.09	—	12.74	47.28
Year Ended June 30, 2010	7.08	(0.04	)(f)	1.61	1.57	—	8.65	22.18
Year Ended June 30, 2009	9.30	(0.03	)(f)	(2.19)	(2.22)	—	7.08	(23.87)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.12), $(0.13), $(0.12), $(0.04), $(0.05) and $(0.07) for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (1.30)%, (1.04)%, (0.29)%, (0.40)% and (0.54)% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.11), $(0.10), $(0.02),(0.27)% and (0.40)% for Class A, Class B, Class C, Class R2, Class R6 Shares, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (1.18)%, (0.92)%, (0.19)%,$(0.03) and $(0.05) for Class A, Class B, Class C, Class R2, Class R6 Shares, Institutional Class and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$308,780	0.85%	(0.41)%		0.97%	29%
230,458	0.85	(0.11	)(g)	1.02	60
226,834	0.85	(0.06	)(h)	1.04	58
207,977	0.85	(0.32)		1.00	79
146,161	0.85	(0.31)		1.04	83
102,695	0.85	(0.15)		1.19	83

161,024	1.00	(0.57)		1.12	29
148,078	1.00	(0.25	)(g)	1.17	60
123,887	1.00	(0.21	)(h)	1.19	58
128,617	0.99	(0.47)		1.14	79
100,499	1.00	(0.46)		1.19	83
87,612	1.00	(0.31)		1.30	83

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$23.77	$0.14	(f)	$3.90	$4.04	$(0.09)	$(0.67)	$(0.76)
Year Ended June 30, 2013	18.75	0.21	(f)(g)	5.04	5.25	(0.23)	—	(0.23)
Year Ended June 30, 2012	18.99	0.14	(f)	(0.22)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2011	14.53	0.12	(f)	4.46	4.58	(0.12)	—	(0.12)
Year Ended June 30, 2010	11.46	0.09	(f)	3.06	3.15	(0.08)	—	(0.08)
Year Ended June 30, 2009	17.45	0.18	(f)	(4.93)	(4.75)	(0.21)	(1.03)	(1.24)

Class B
Six Months Ended December 31, 2013 (Unaudited)	20.92	0.05	(f)	3.43	3.48	(0.05)	(0.67)	(0.72)
Year Ended June 30, 2013	16.55	0.06	(f)(g)	4.44	4.50	(0.13)	—	(0.13)
Year Ended June 30, 2012	16.78	0.02	(f)	(0.18)	(0.16)	(0.07)	—	(0.07)
Year Ended June 30, 2011	12.88	0.01	(f)	3.95	3.96	(0.06)	—	(0.06)
Year Ended June 30, 2010	10.17	—	(f)(h)	2.72	2.72	(0.01)	—	(0.01)
Year Ended June 30, 2009	15.72	0.09	(f)	(4.45)	(4.36)	(0.16)	(1.03)	(1.19)

Class C
Six Months Ended December 31, 2013 (Unaudited)	20.73	0.05	(f)	3.40	3.45	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2013	16.40	0.06	(f)(g)	4.41	4.47	(0.14)	—	(0.14)
Year Ended June 30, 2012	16.64	0.03	(f)	(0.19)	(0.16)	(0.08)	—	(0.08)
Year Ended June 30, 2011	12.78	0.01	(f)	3.92	3.93	(0.07)	—	(0.07)
Year Ended June 30, 2010	10.10	—	(f)(h)	2.70	2.70	(0.02)	—	(0.02)
Year Ended June 30, 2009	15.61	0.09	(f)	(4.41)	(4.32)	(0.16)	(1.03)	(1.19)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	23.67	0.12	(f)	3.87	3.99	(0.07)	(0.67)	(0.74)
Year Ended June 30, 2013	18.68	0.15	(f)(g)	5.03	5.18	(0.19)	—	(0.19)
Year Ended June 30, 2012	18.93	0.10	(f)	(0.23)	(0.13)	(0.12)	—	(0.12)
Year Ended June 30, 2011	14.51	0.08	(f)	4.45	4.53	(0.11)	—	(0.11)
Year Ended June 30, 2010	11.45	0.06	(f)	3.06	3.12	(0.06)	—	(0.06)
November 3, 2008 (i) through June 30, 2009	13.84	0.10	(f)	(1.29)	(1.19)	(0.17)	(1.03)	(1.20)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $(0.01), $0.06, $0.19, $0.20 and $0.17 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, (0.08)%, 0.27%, 0.86%, 0.89% and 0.77% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.
(j)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$27.05	17.14%	$461,414	1.24%	1.06%		1.36%	17%
23.77	28.08	332,177	1.24	0.98	(g)	1.39	38
18.75	(0.36)	184,920	1.25	0.79		1.41	38
18.99	31.56	202,094	1.25	0.68		1.43	43
14.53	27.50	150,297	1.25	0.64		1.48	50
11.46	(26.91)	108,414	1.25	1.42		1.55	33

23.68	16.80	3,646	1.81	0.40		1.86	17
20.92	27.27	3,762	1.85	0.34	(g)	1.89	38
16.55	(0.95)	3,931	1.86	0.16		1.91	38
16.78	30.75	6,611	1.85	0.06		1.93	43
12.88	26.77	7,355	1.86	0.03		1.98	50
10.17	(27.42)	10,614	1.86	0.79		2.04	33

23.45	16.77	51,904	1.84	0.43		1.86	17
20.73	27.35	41,108	1.85	0.34	(g)	1.89	38
16.40	(0.96)	28,834	1.86	0.18		1.91	38
16.64	30.72	31,602	1.85	0.07		1.93	43
12.78	26.74	23,499	1.86	0.03		1.98	50
10.10	(27.34)	17,402	1.86	0.79		2.04	33

26.92	16.99	31,519	1.49	0.89		1.61	17
23.67	27.79	15,500	1.49	0.69	(g)	1.64	38
18.68	(0.64)	6,758	1.50	0.55		1.66	38
18.93	31.22	6,082	1.49	0.45		1.64	43
14.51	27.20	534	1.50	0.39		1.71	50
11.45	(8.17)	59	1.50	1.34		1.91	33

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund (continued)
Class R5
Six Months Ended December 31, 2013 (Unaudited)	$24.85	$0.21	(f)	$4.07	$4.28	$(0.13)	$(0.67)	$(0.80)
Year Ended June 30, 2013	19.58	0.29	(f)(g)	5.27	5.56	(0.29)	—	(0.29)
Year Ended June 30, 2012	19.82	0.20	(f)	(0.22)	(0.02)	(0.22)	—	(0.22)
Year Ended June 30, 2011	15.15	0.18	(f)	4.66	4.84	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.94	0.15	(f)	3.19	3.34	(0.13)	—	(0.13)
Year Ended June 30, 2009	18.08	0.22	(f)	(5.09)	(4.87)	(0.24)	(1.03)	(1.27)

Class R6 (j)
Six Months Ended December 31, 2013 (Unaudited)	24.87	0.21	(f)	4.08	4.29	(0.14)	(0.67)	(0.81)
Year Ended June 30, 2013	19.59	0.29	(f)(g)	5.29	5.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	19.83	0.22	(f)	(0.23)	(0.01)	(0.23)	—	(0.23)
Year Ended June 30, 2011	15.15	0.20	(f)	4.65	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.95	0.15	(f)	3.19	3.34	(0.14)	—	(0.14)
Year Ended June 30, 2009	18.09	0.24	(f)	(5.11)	(4.87)	(0.24)	(1.03)	(1.27)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	24.86	0.18	(f)	4.08	4.26	(0.12)	(0.67)	(0.79)
Year Ended June 30, 2013	19.58	0.26	(f)(g)	5.29	5.55	(0.27)	—	(0.27)
Year Ended June 30, 2012	19.82	0.19	(f)	(0.23)	(0.04)	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.15	0.17	(f)	4.65	4.82	(0.15)	—	(0.15)
Year Ended June 30, 2010	11.94	0.13	(f)	3.20	3.33	(0.12)	—	(0.12)
Year Ended June 30, 2009	18.09	0.22	(f)	(5.11)	(4.89)	(0.23)	(1.03)	(1.26)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $(0.01), $0.06, $0.19, $0.20 and $0.17 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, (0.08)%, 0.27%, 0.86%, 0.89% and 0.77% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.
(j)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$28.33	17.36%	$70,665	0.90%	1.54%		0.91%	17%
24.85	28.53	32,304	0.90	1.28	(g)	0.94	38
19.58	(0.03)	15,668	0.91	1.09		0.95	38
19.82	31.95	31,899	0.90	1.03		1.00	43
15.15	27.96	48,135	0.91	0.98		1.02	50
11.94	(26.63)	13,342	0.91	1.74		1.14	33

28.35	17.37	354,426	0.85	1.49		0.86	17
24.87	28.62	207,613	0.85	1.32	(g)	0.89	38
19.59	0.02	180,853	0.86	1.21		0.91	38
19.83	32.06	103,457	0.85	1.06		0.89	43
15.15	27.91	23,660	0.86	1.02		0.98	50
11.95	(26.59)	18,137	0.86	1.80		1.05	33

28.33	17.27	379,952	0.99	1.29		1.11	17
24.86	28.47	266,018	0.99	1.19	(g)	1.14	38
19.58	(0.11)	196,102	1.00	1.04		1.16	38
19.82	31.86	190,632	0.99	0.92		1.18	43
15.15	27.83	175,578	1.00	0.90		1.23	50
11.94	(26.72)	201,486	1.00	1.64		1.30	33

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$13.17	$0.01	(f)	$2.66		$2.67	$(0.01)	$(0.29)	$(0.30)
Year Ended June 30, 2013	10.31	0.04	(f)(g)	2.89		2.93	(0.07)	—	(0.07)
Year Ended June 30, 2012	10.62	0.02	(f)	(0.33	)(h)	(0.31)	—	—	—
Year Ended June 30, 2011	7.79	—	(f)(i)	2.86		2.86	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.17	0.01	(f)	1.68		1.69	(0.07)	—	(0.07)
Year Ended June 30, 2009	8.37	0.05	(f)	(2.17)		(2.12)	(0.02)	(0.06)	(0.08)

Class C
Six Months Ended December 31, 2013 (Unaudited)	12.91	(0.03	)(f)	2.62		2.59	—	(0.29)	(0.29)
Year Ended June 30, 2013	10.14	(0.02	)(f)(g)	2.83		2.81	(0.04)	—	(0.04)
Year Ended June 30, 2012	10.50	(0.02	)(f)	(0.34	)(h)	(0.36)	—	—	—
Year Ended June 30, 2011	7.71	(0.05	)(f)	2.84		2.79	—	—	—
Year Ended June 30, 2010	6.14	(0.03	)(f)	1.68		1.65	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.34	0.02	(f)	(2.16)		(2.14)	— (g)	(0.06)	(0.06)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	13.09	(0.01	)(f)	2.65		2.64	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.25	(0.02	)(f)(g)	2.90		2.88	(0.04)	—	(0.04)
November 1, 2011 (j) through June 30, 2012	9.02	—	(f)(i)	1.27	(h)	1.27	(0.04)	—	(0.04)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	13.35	0.05	(f)	2.70		2.75	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2013	10.43	0.11	(f)(g)	2.91		3.02	(0.10)	—	(0.10)
November 1, 2011 (j) through June 30, 2012	9.13	0.05	(f)	1.29	(h)	1.34	(0.04)	—	(0.04)

Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	13.35	0.04	(f)	2.70		2.74	(0.05)	(0.29)	(0.34)
Year Ended June 30, 2013	10.43	0.10	(f)(g)	2.92		3.02	(0.10)	—	(0.10)
Year Ended June 30, 2012	10.75	0.06	(f)	(0.34	)(h)	(0.28)	(0.04)	—	(0.04)
Year Ended June 30, 2011	7.84	0.04	(f)	2.90		2.94	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.20	0.04	(f)	1.68		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.39	0.07	(f)	(2.16)		(2.09)	(0.04)	(0.06)	(0.10)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	13.37	0.03	(f)	2.71		2.74	(0.03)	(0.29)	(0.32)
Year Ended June 30, 2013	10.45	0.08	(f)(g)	2.92		3.00	(0.08)	—	(0.08)
Year Ended June 30, 2012	10.76	0.05	(f)	(0.33	)(h)	(0.28)	(0.03)	—	(0.03)
Year Ended June 30, 2011	7.86	0.03	(f)	2.89		2.92	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.22	0.02	(f)	1.70		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.40	0.07	(f)	(2.17)		(2.10)	(0.02)	(0.06)	(0.08)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.07), $(0.07), $0.07, $0.05 and $0.03 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.08)%, (0.57)%, (0.58)%, 0.56%, 0.41% and 0.25% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(0.34), $(0.35), $1.28 and $(0.34) for Class A, Class C, Class R6 and Select Class Shares, respectively, and the total return would have been (3.01)%, (3.52)%, 14.66% and (2.70)% for Class A, Class C, Class R6 and Select Class Shares, respectively. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class R2 and Institutional Class Shares.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$15.54	20.36%		$99,119	1.25%	0.10%		1.34%	22%
13.17	28.54		49,607	1.25	0.31	(g)	1.43	54
10.31	(2.92	)(h)	8,411	1.26	0.17		1.59	74
10.62	36.78		12,271	1.25	0.02		1.50	48
7.79	27.48		576	1.26	0.06		1.67	56
6.17	(25.30)		240	1.26	0.75		1.70	52

15.21	20.14		13,912	1.75	(0.41)		1.84	22
12.91	27.83		6,972	1.75	(0.18	)(g)	1.93	54
10.14	(3.43	)(h)	1,247	1.76	(0.26)		2.10	74
10.50	36.19		1,173	1.75	(0.50)		2.02	48
7.71	26.81		381	1.76	(0.44)		2.18	56
6.14	(25.62)		94	1.76	0.27		2.20	52

15.43	20.28		6,118	1.50	(0.14)		1.59	22
13.09	28.19		1,744	1.50	(0.20	)(g)	1.65	54
10.25	14.17	(h)	57	1.51	0.02		1.91	74

15.75	20.64		41,676	0.75	0.62		0.84	22
13.35	29.17		17,232	0.75	0.95	(g)	0.97	54
10.43	14.77	(h)	12,959	0.75	0.70		1.08	74

15.75	20.60		90,967	0.82	0.52		0.94	22
13.35	29.08		30,226	0.82	0.79	(g)	1.05	54
10.43	(2.59	)(h)	9,350	0.83	0.62		1.19	74
10.75	37.58		20,763	0.82	0.42		1.13	48
7.84	27.78		10,729	0.83	0.48		1.30	56
6.20	(24.84)		9,086	0.83	1.17		1.30	52

15.79	20.56		114,582	1.00	0.34		1.09	22
13.37	28.81		66,928	1.00	0.64	(g)	1.21	54
10.45	(2.60	)(h)	37,935	1.01	0.49		1.35	74
10.76	37.14		34,944	1.00	0.27		1.29	48
7.86	27.61		24,229	1.01	0.30		1.45	56
6.22	(24.92)		20,698	1.01	1.00		1.44	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Small Cap Equity Fund, Dynamic Small Cap Growth Fund and Small Cap Growth Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Classes’ prospectuses.

Effective November 1, 2009, Class B Shares of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

76	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Dynamic Small Cap Growth Fund
Total Investments in Securities (a)	$568,851	$—	(b)	$—	$568,851

Small Cap Core Fund
Total Investments in Securities (c)	$662,052	$1,291		$—	$663,343

Appreciation in Other Financial Instruments
Futures Contracts	$802	$—		$—	$802

Small Cap Equity Fund
Total Investments in Securities (d)	$3,281,703	$—		$—	$3,281,703

Small Cap Growth Fund
Total Investments in Securities (d)	$1,181,059	$—		$—	$1,181,059

Small Cap Value Fund
Total Investments in Securities (c)	$1,353,118	$2,317		$—	$1,355,435

Appreciation in Other Financial Instruments
Futures Contracts	$1,476	$—		$—	$1,476

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

U.S. Small Company Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Consumer Discretionary	$47,642	$—	$—		$47,642
Consumer Staples	16,654	—	—		16,654
Energy	20,398	—	—		20,398
Financials	73,827	—	—		73,827
Health Care	42,812	—	—	(b)	42,812
Industrials	59,627	—	—		59,627
Information Technology	58,977	—	—		58,977
Materials	15,212	—	—		15,212
Telecommunication Services	3,573	—	—		3,573
Utilities	9,976	—	—		9,976

Total Common Stocks	348,698	—	—	(b)	348,698

U.S. Treasury Obligation	$—	$686	$—		$686
Investment Company	12,303	—	—		12,303

Total Investments in Securities	$361,001	$686	$—	(b)	$361,687

Appreciation in Other Financial Instruments
Futures Contracts	$529	$—	$—		$529

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 2 consists of a Warrant. Please refer to the SOI for industry specifics of portfolio holdings.
(b)	Value is zero.
(c)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.
(d)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of December 31, 2013, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following are the values and percentages of net assets of illiquid securities as of December 31, 2013:

	Value		Percentage
U.S. Small Company Fund	—	(a)	—%

(a)	Value is zero.

C. Futures Contracts — The Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the

78	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded in the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded in the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2013 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$16,263	$34,350	$9,586
Ending Notional Balance Long	22,531	39,604	12,659

The Funds’ futures contracts are not subject to master netting arrangements.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2013, the annualized effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Small Company Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2013, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Dynamic Small Cap Growth Fund	$2	$—	(a)
Small Cap Equity Fund	3	—
Small Cap Growth Fund	7	—	(a)
Small Cap Value Fund	24	—	(a)
U.S. Small Company Fund	11	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

80	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.50%	2.10%	2.10%	n/a	n/a	n/a	n/a	1.10%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	0.80
Small Cap Equity Fund	1.30	1.80	1.80	1.55%	0.80%	n/a	n/a	1.00
Small Cap Growth Fund	1.25	1.75	1.75	1.50	n/a	0.75%	0.85%	1.00
Small Cap Value Fund	1.25	1.86	1.86	1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26	n/a	1.76	1.51	n/a	0.76	0.83	1.01

The expense limitation agreements were in effect for the six months ended December 31, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing		Total
Dynamic Small Cap Growth Fund	$—	$—	$73		$73
Small Cap Core Fund	9	247	749		1,005
Small Cap Equity Fund	—	1,058	566		1,624
Small Cap Growth Fund	188	452	—	(a)	640
Small Cap Value Fund	5	23	405		433
U.S. Small Company Fund	13	102	10		125

	Voluntary Waivers
	Investment Advisory		Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$—		$6	$6
Small Cap Equity Fund	—		9	9
Small Cap Value Fund	—	(a)	2	2

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2013 was as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$12
Small Cap Core Fund	15
Small Cap Equity Fund	109
Small Cap Growth Fund	19
Small Cap Value Fund	36
U.S. Small Company Fund	11

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

During the six months ended December 31, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party brokers-dealers. For the six months ended December 31, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$191,511	$256,910	$—	$—
Small Cap Core Fund	150,996	126,356	916	345
Small Cap Equity Fund	506,114	428,791	—	—
Small Cap Growth Fund	325,770	298,553	—	—
Small Cap Value Fund	460,401	185,424	1,672	1,605
U.S. Small Company Fund	190,461	57,144	611	125

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$383,750	$195,263	$10,162	$185,101
Small Cap Core Fund	446,554	225,472	8,683	216,789
Small Cap Equity Fund	2,056,850	1,237,852	12,999	1,224,853
Small Cap Growth Fund	810,641	395,411	24,993	370,418
Small Cap Value Fund	1,026,967	354,730	26,262	328,468
U.S. Small Company Fund	294,135	72,758	5,206	67,552

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2018	Total
Small Cap Value Fund	$3,910	$3,910

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

82	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2013 or at any time during the six months then ended. Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund and U.S. Small Company Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for Small Cap Core Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of certain Funds as follows:

JPMorgan SmartRetirement Funds
Small Cap Growth Fund	12.4%
Small Cap Value Fund	10.6

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	83

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013, and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual	$1,000.00	$1,227.20	$7.69	1.37%
Hypothetical	1,000.00	1,018.30	6.97	1.37
Class B
Actual	1,000.00	1,224.10	10.48	1.87
Hypothetical	1,000.00	1,015.78	9.50	1.87
Class C
Actual	1,000.00	1,224.10	10.48	1.87
Hypothetical	1,000.00	1,015.78	9.50	1.87
Select Class
Actual	1,000.00	1,229.10	6.18	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10

Small Cap Core Fund
Select Class
Actual	1,000.00	1,215.90	4.41	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

Small Cap Equity Fund
Class A
Actual	1,000.00	1,181.60	7.09	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class B
Actual	1,000.00	1,178.70	9.72	1.77
Hypothetical	1,000.00	1,016.28	9.00	1.77
Class C
Actual	1,000.00	1,178.60	9.77	1.78
Hypothetical	1,000.00	1,016.23	9.05	1.78

84	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Class R2
Actual	$1,000.00	$1,180.00	$8.46	1.54%
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class R5
Actual	1,000.00	1,184.50	4.35	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Select Class
Actual	1,000.00	1,183.50	5.45	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

Small Cap Growth Fund
Class A
Actual	1,000.00	1,229.40	7.02	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class B
Actual	1,000.00	1,226.40	9.82	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class C
Actual	1,000.00	1,226.60	9.82	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class R2
Actual	1,000.00	1,227.70	8.42	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class R6
Actual	1,000.00	1,233.20	4.22	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Institutional Class
Actual	1,000.00	1,232.40	4.78	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Select Class
Actual	1,000.00	1,231.20	5.62	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

Small Cap Value Fund
Class A
Actual	1,000.00	1,171.40	6.79	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class B
Actual	1,000.00	1,168.00	9.89	1.81
Hypothetical	1,000.00	1,016.08	9.20	1.81
Class C
Actual	1,000.00	1,167.70	10.05	1.84
Hypothetical	1,000.00	1,015.93	9.35	1.84
Class R2
Actual	1,000.00	1,169.90	8.15	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R5
Actual	1,000.00	1,173.60	4.93	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class R6
Actual	1,000.00	1,173.70	4.66	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Select Class
Actual	1,000.00	1,172.70	5.42	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Small Company Fund
Class A
Actual	$1,000.00	$1,203.60	$6.94	1.25%
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	1,201.40	9.71	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class R2
Actual	1,000.00	1,202.80	8.33	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class R6
Actual	1,000.00	1,206.40	4.17	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Institutional Class
Actual	1,000.00	1,206.00	4.56	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Select Class
Actual	1,000.00	1,205.60	5.56	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

86	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of each of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 22, 2013.

As part of their review of the investment advisory arrangements for the J.P. Morgan Funds, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed agreements in executive session with counsel to the Trusts and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted

88	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s performance was in the fourth, third, and fourth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the Small Cap Core Fund’s performance was in the first, second, and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Equity Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2012, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Growth Fund’s performance was in the fourth, third, and third quintiles for Class A shares and in the fourth, second, and third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the Small Cap Value Fund’s performance was in the first, first and third quintiles for Class A shares and in the first, first and second for Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Small Company Fund’s performance was in the first quintiles for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2012, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the fourth and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Core Fund’s net advisory fee and actual total expenses for the Select Class shares were in the second and first quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2013	J.P. MORGAN SMALL CAP FUNDS	89

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

The Trustees noted that the Small Cap Equity Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

90	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. December 2013.	SAN-SC-1213

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2013 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Core Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 23, 2014 (Unaudited)

Dear Shareholder,

Equity markets in developed economies performed strongly as the pace of the global economy accelerated during the six months ended December 31, 2013. Healthy corporate earnings and steady improvement in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of 2013 relieved much of the political uncertainty created by partisan brinkmanship that led to the partial shutdown of the federal government in October. In December, the U.S. Federal Reserve (the “Fed”) responded to marked improvement in employment and other measures of economic growth by announcing it would trim its $85 billion in monthly asset purchases by $10 billion. The news drove U.S. equities to new highs, with the Standard & Poor’s 500 stock index reaching seven closing highs in December, ending the six-month period with a 16.31% return.

“ While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains”

Overseas, the European Union returned to positive economic growth during the six month period and by the end of the period, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. The euro zone’s composite Purchasing Managers Index ended the period at a three-month high. Amid signs of continued economic expansion, it is notable that the European Central Bank cut its benchmark interest rate to a historical low in November in an attempt to counter a drop in the inflation rate.

In Japan, equity markets posted strong gains, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks in Japan and Europe.

Emerging market equities were weaker overall as China’s economy showed signs of slower growth and political unrest in

Turkey and Thailand shook investor confidence. The Fed’s decision to taper its asset purchase program also set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed-income markets generally remained weak during the six month period, with the Barclays Aggregate Index returning 0.43% for the six month period. U.S. Treasury security yields remained low from a historical perspective but peaked in September after the Fed declined to taper its asset purchases at that time. Globally, emerging market debt continued to struggle as stronger developed market growth trends led to declines in the relatively high yields and strong currencies, causing outflows that led to further weakness. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively.

We welcome the Fed’s move to curb its Quantitative Easing program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The reporting period market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

Overall, the U.S. equity market performed strongly during the six months ended December 31, 2013, as a tepid economic recovery continued to gain strength from healthy corporate earnings, along with improvements in employment, housing and consumer sentiment. Volatility marked the start of the second half of the year amid investor uncertainty about the intent of the U.S. Federal Reserve Board (the “Fed”) to taper off its monthly purchases of $85 billion in U.S. Treasuries and mortgage-backed securities. Partisan brinkmanship in Washington added to the uncertainty, leading to a partial shutdown of the federal government in October. However, a bipartisan budget agreement toward the end of the period dispelled some of the political uncertainty and the Fed followed through by trimming $10 billion from its monthly asset purchases, which sent equities higher. During the six-month period, the U.S. unemployment rate declined from 7.3% in July to 6.7% at year end, with a slight uptick in joblessness in October. Adding to the positive trend were advances in housing prices and auto sales and a rebound in consumer sentiment to a five-month high in December.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	25.24%
Russell 3000 Growth Index	19.60%

Net Assets as of 12/31/2013 (In Thousands)	$2,952,882

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the technology sector and the health care sector contributed to performance relative to the Benchmark. While the Fund’s underweight position in the consumer discretionary sector and its overweight position in the material & processing sector detracted from relative performance, the impact was not significant.

Individual contributors to relative performance included IBM Corp. and the Fund’s overweight position in Onyx Pharmaceuticals and its underweight position in Microsoft Corp. The Fund had no position in IBM, and the Fund benefited as the stock underperformed on continued deterioration in the company’s hardware business and declining free cash flow generation. Shares of Onyx, a maker of anti-cancer drugs, rose sharply after it agreed to an all-cash takeover offer from Amgen Inc. Shares of Microsoft, a maker of software and computer hardware, came under pressure from declining trends in personal computer growth and problems with the company’s Windows 8 and Surface tablet products.

Individual detractors from relative performance included Lululemon Athletica Inc., Broadcom Corp. and Exact Sciences Corp. Shares of Lululemon, a maker of athletic apparel, fell after the company cut its forecast for its fiscal fourth-quarter results, which indicated lower-than-expected organic retail growth. Shares of Broadcom, a supplier of semiconductors, mainly to the mobile and wireless segment, fell on weak revenue growth. Shares of Exact Sciences, a medical molecular diagnostics company, were weak due to lower-than-expected revenue in its second and third quarters.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Google, Inc., Class A	4.0%
2.	Apple, Inc.	3.0
3.	MasterCard, Inc., Class A	2.8
4.	Gilead Sciences, Inc.	2.7
5.	Harley-Davidson, Inc.	2.2
6.	Amazon.com, Inc.	2.1
7.	Celgene Corp.	2.1
8.	Facebook, Inc., Class A	1.9
9.	Biogen Idec, Inc.	1.7
10.	Acuity Brands, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	28.9%
Consumer Discretionary	20.0
Industrials	17.8
Health Care	14.9
Financials	8.1
Energy	4.8
Materials	2.7
Short-Term Investment	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	10/29/99
Without Sales Charge		25.24%	44.36%	22.16%	11.31%
With Sales Charge**		18.68	36.75	20.86	10.72
CLASS B SHARES	10/29/99
Without CDSC		24.97	43.76	21.52	10.77
With CDSC***		19.97	38.76	21.34	10.77
CLASS C SHARES	5/1/06
Without CDSC		24.95	43.72	21.54	10.68
With CDSC****		23.95	42.72	21.54	10.68
CLASS R5 SHARES	1/8/09	25.56	44.97	22.66	11.62
CLASS R6 SHARES	12/23/13	25.56	44.97	22.66	11.62
SELECT CLASS SHARES	5/1/06	25.37	44.74	22.42	11.51

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to its inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares. Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares from January 9, 2009 to December 23, 2013, Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	18.77%
Russell Midcap Index	16.73%

Net Assets as of 12/31/2013 (In Thousands)	$1,029,301

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Core Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the financial services and technology sectors contributed to relative performance, while stock selection in the consumer discretionary and energy sectors detracted from performance, though in the latter case the impact was modest.

Individual contributors to relative performance included the Fund’s positions in Alliance Data Systems Corp., Twitter Inc., and FleetCor Technologies Inc. Shares of Alliance Data, a provider of marketing and customer loyalty programs, rose on strong quarterly earnings and the company’s upward revision of its forecast for 2013 results. Shares of Twitter, a provider of social networking and so-called micro-blogging services, retained their strength following the company’s initial public offering in November. Shares of FleetCor, a manager of commercial vehicle fuel cards, gained from overall growth in its core business line, along with rising earnings and revenue.

Individual detractors from relative performance included Urban Outfitters Inc., MSC Industrial Direct Inc and Gap Inc. Shares of Urban Oufitters, a retail clothing chain, slumped on mistakes in fashion trends both at its namesake stores and at its Anthropologie retail unit. Shares of MSC Industrial, a maker of metalworking tools and related products, had a positive return for the period, but could not keep pace with the overall Benchmark. Shares of The Gap, a retail clothing chain, fell as sales among retailers were weak ahead of the important holiday season.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers invested in companies that, in their view, had leading competitive advantages, predictable and durable business models, sustainable free cash flow generation and management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amphenol Corp., Class A	1.6%
2.	Carlisle Cos., Inc.	1.3
3.	Harley-Davidson, Inc.	1.3
4.	Mohawk Industries, Inc.	1.2
5.	Xilinx, Inc.	1.2
6.	Fortune Brands Home & Security, Inc.	1.1
7.	Humana, Inc.	1.0
8.	Alliance Data Systems Corp.	1.0
9.	KLA-Tencor Corp.	1.0
10.	MSC Industrial Direct Co., Inc., Class A	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	21.9%
Financials	19.4
Industrials	16.3
Information Technology	14.4
Health Care	9.4
Materials	4.9
Energy	4.7
Utilities	4.5
Consumer Staples	2.3
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		18.49%	36.92%	16.19%	17.88%
With Sales Charge**		12.27	29.71	14.12	15.84
CLASS C SHARES	11/30/10
Without CDSC		18.20	36.25	15.63	17.29
With CDSC***		17.20	35.25	15.63	17.29
CLASS R2 SHARES	11/30/10	18.38	36.55	15.90	17.58
CLASS R5 SHARES	11/30/10	18.76	37.47	16.71	18.40
CLASS R6 SHARES	1/31/11	18.82	37.61	16.77	18.46
SELECT CLASS SHARES	11/30/10	18.77	37.39	16.53	18.22

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Core Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from November 30, 2010 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	18.72%
Russell Midcap Index	16.73%

Net Assets as of 12/31/2013 (In Thousands)	$1,268,665

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the financial services sector and the technology sector contributed to relative performance. Stock selection in the consumer discretionary sector was the notable detractor, while stock selection in the energy sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Alliance Data Systems Corp., Twitter Inc., and FleetCor Technologies Inc. Shares of Alliance Data, a provider of marketing and customer loyalty programs, rose on continued strong growth in its private label credit card business. Also driving the stock’s performance was the accelerating growth in the Epsilon marketing business due to secular growth in targeted loyalty-based marketing programs.

We participated in the initial public offering of Twitter, a provider of social networking and so-called micro-blogging services, and the stock continued to perform well on the strength of its potential to monetize the use of mobile devices. Shares of FleetCor, a manager of commercial vehicle fuel cards, gained from overall growth in its core business line as it continued to generate strong organic growth and improved profit margins, while gaining global market share through acquisitions.

Individual detractors from relative performance included Urban Outfitters Inc., MSC Industrial Direct Inc and Gap Inc. Shares of Urban Oufitters, a retail clothing chain, were weak after the company reported a difficult back-to-school season at its core brand. Shares of MSC Industrial, a maker of metalworking tools and related products, fell due to a difficult outlook for profit margins amid rising expenses. Shares of Gap, a retail clothing chain, fell as sales among retailers were weak ahead of the holiday shopping season.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amphenol Corp., Class A	1.5%
2.	Carlisle Cos., Inc.	1.3
3.	Harley-Davidson, Inc.	1.3
4.	Mohawk Industries, Inc.	1.2
5.	Xilinx, Inc.	1.2
6.	Fortune Brands Home & Security, Inc.	1.1
7.	Humana, Inc.	1.0
8.	Alliance Data Systems Corp.	1.0
9.	KLA-Tencor Corp.	1.0
10.	MSC Industrial Direct Co., Inc., Class A	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	21.3%
Financials	18.7
Industrials	15.9
Information Technology	13.9
Health Care	9.1
Materials	4.8
Energy	4.5
Utilities	4.4
Consumer Staples	2.3
Short-Term Investment	5.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/09
Without Sales Charge		18.51%	36.26%	21.07%	10.13%
With Sales Charge**		12.29	29.09	19.77	9.54
CLASS C SHARES	11/2/09
Without CDSC		18.22	35.58	20.57	9.90
With CDSC***		17.22	34.58	20.57	9.90
SELECT CLASS SHARES	1/1/97	18.72	36.74	21.42	10.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	23.45%
Russell Midcap Growth Index	18.34%

Net Assets as of 12/31/2013 (In Thousands)	$1,908,183

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital and secondarily, current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the financial services sector and the technology sector contributed to relative performance. The Fund’s stock selection in the consumer discretionary sector and the energy sector detracted from performance, though in the latter case the impact was not significant.

Individual contributors to relative performance included Twitter Inc., Alliance Data Systems Inc. and Onyx Pharmaceuticals Inc. Shares of Twitter, a provider of social networking and micro-blogging services, contributed to performance given our participation in their successful IPO and continued strength in the stock given their strong mobile monetization potential. Shares of Alliance Data, a provider of marketing and customer loyalty programs, rose on continued strong growth in the private label credit card business. Driving the stock’s performance was also the accelerating growth in the Epsilon marketing business due to secular growth in targeted loyalty based marketing programs. Shares of Onyx, a maker of anti-cancer drugs, rose sharply after it agreed to an all-cash takeover offer from Amgen Inc.

Individual detractors to relative performance included Urban Outfitters Inc., Lululemon Athletica Inc. and Plains All American Pipeline LP. Shares of Urban Oufitters, a retail clothing chain, were weak after reporting a difficult back-to-school season at its core Urban Outfitters brand as lack of compelling fashion across retail led to a more promotional environment. Shares of Lululemon, a maker of athletic apparel, fell after the company cut its forecast for its fiscal fourth-quarter results, which indicated much lower organic retail growth than market expectations. Shares of Plains All American, an operator of pipelines and storage for crude, natural gas and refined product, were weak due to the increase in interest rates, which put pressure on high yielding equities and master limited partnerships like Plains All American.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Harley-Davidson, Inc.	2.7%
2.	Alliance Data Systems Corp.	2.0
3.	Flowserve Corp.	1.8
4.	Pall Corp.	1.8
5.	Illumina, Inc.	1.8
6.	Affiliated Managers Group, Inc.	1.8
7.	Michael Kors Holdings Ltd.	1.7
8.	Moody’s Corp.	1.7
9.	Agilent Technologies, Inc.	1.7
10.	Acuity Brands, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	23.7%
Industrials	22.3
Information Technology	19.1
Health Care	13.9
Financials	11.9
Energy	4.7
Materials	2.2
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		23.28%	41.90%	22.46%	9.57%
With Sales Charge**		16.81	34.48	21.13	8.98
CLASS B SHARES	1/14/94
Without CDSC		22.97	41.21	21.82	9.03
With CDSC***		17.97	36.21	21.63	9.03
CLASS C SHARES	11/4/97
Without CDSC		22.97	41.19	21.81	8.92
With CDSC****		21.97	40.19	21.81	8.92
CLASS R2 SHARES	6/19/09	23.17	41.68	22.25	9.40
CLASS R5 SHARES	11/1/11	23.55	42.53	22.91	9.92
CLASS R6 SHARES	11/1/11	23.57	42.59	22.93	9.93
SELECT CLASS SHARES	3/2/89	23.45	42.34	22.82	9.88

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

Reporting Period Return:
Fund (Institutional Class Shares)*	14.52%
Russell Midcap Value Index	14.95%

Net Assets as of 12/31/2013 (In Thousands)	$14,825,753

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the materials sector and its underweight position in the health care sector detracted from relative performance. The Fund’s stock selection and underweight position in the financials sector and its underweight position in the utilities sector contributed to relative performance.

Shares of real estate investment trusts Rayonier Inc. and HCP Inc. struggled as investor expectations of rising interest rates led to a de-emphasis on yield. Shares of Rayonier declined after the company’s 2014 pricing outlook indicated that price-per-unit declines might be structural. Investors responded by revising downward their long-term growth estimates for revenue and earnings, as well as the long-term outlook for the company’s dividends. Shares of HCP underperformed largely due to expectations of near-term headwinds, including a refinancing in February and the potential exercise of a buy option by one of its main tenants. The potentially more expensive debt from the refinancing and the reinvestment risks from the potential sale of assets are expected to meaningfully reduce income in 2014. The company also experienced a CEO change which introduced some uncertainty on future strategy.

Individual contributors to relative performance included the Fund’s positions in out-of-benchmark companies Ball Corp. and Idex Corp., and Dish Network Corp. Shares of Ball Corp., a metal and plastic packaging manufacturer, gained from better-than-expected volumes, earnings growth and a strong forecast of earnings growth. Shares of Idex, a maker of industrial and engineering equipment, jumped on its forecast of earnings and revenue growth and its announcement of a $300 million share repurchase plan. Shares of Dish Network, a provider of satellite television service, rose on the company’s aggressive moves to make deals and acquire companies that could help it expand beyond its core business.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. The portfolio continued to have a large overweight position in consumer discretionary stocks. The portfolio’s largest underweight position remained the financial sector due to the portfolio’s underweighting of REITs, based on their valuations. However, the Fund’s portfolio managers have been slowly and selectively adding positions in certain REITs that have niche business models.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Ball Corp.	2.0%
2.	Marsh & McLennan Cos., Inc.	1.9
3.	Loews Corp.	1.8
4.	Ameriprise Financial, Inc.	1.6
5.	Amphenol Corp., Class A	1.6
6.	AutoZone, Inc.	1.6
7.	Kohl’s Corp.	1.6
8.	Fifth Third Bancorp	1.5
9.	Gap, Inc. (The)	1.5
10.	Arrow Electronics, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	27.0%
Consumer Discretionary	20.0
Industrials	10.2
Information Technology	9.6
Utilities	9.1
Materials	7.8
Health Care	4.7
Consumer Staples	4.7
Energy	4.6
Short-Term Investment	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		14.22%	31.34%	19.95%	10.01%
With Sales Charge**		8.20	24.43	18.67	9.42
CLASS B SHARES	4/30/01
Without CDSC		13.95	30.71	19.35	9.55
With CDSC***		8.95	25.71	19.16	9.55
CLASS C SHARES	4/30/01
Without CDSC		13.93	30.66	19.35	9.44
With CDSC****		12.93	29.66	19.35	9.44
CLASS R2 SHARES	11/3/08	14.07	30.99	19.64	9.86
INSTITUTIONAL CLASS SHARES	11/13/97	14.52	31.99	20.55	10.56
SELECT CLASS SHARES	10/31/01	14.39	31.66	20.25	10.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indexes based on total returns of certain groups of mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.61%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03%

Net Assets as of 12/31/13 (In Thousands)	$422,119

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the six months ended December 31, 2013.

The Fund’s portfolio managers employed a quantitative bottom-up approach for their stock selection process, focusing on both valuation and fundamentals. The valuation stock selection model seeks to determine how a stock is priced relative to what the Fund’s portfolio managers believe is its intrinsic value by considering valuation factors such as a company’s cash flow and price-to-book values. The fundamental stock selection model attempts to identify how healthy a company’s short-term operating trends are by using metrics such as stock price momentum and earnings momentum.

During the reporting period, the Fund’s stock selection process produced positive returns in the industrials and health care sectors and negative returns in the energy and consumer staples sectors.

Individual contributors to Fund returns included long positions in Pitney Bowes Inc., Yahoo! Inc. and United Therapeutics Corp. Shares of Pitney Bowes, a maker of mail processing equipment, software and services, rose on the company’s good cash flow and expanding profit margins. Shares of Yahoo, an online portal, rose on its acquisition of Tumblr and investors response to Chief Executive Marissa Mayer’s strategic plans. Shares of United Therapeutics, a biotechnology company, climbed after the U.S. Food and Drug Administration approved the company’s oral formulation of its high blood pressure drug.

Individual detractors from Fund returns included short positions in Stratasys Ltd., United Natural Foods Inc. and athenahealth Inc. Shares of Stratasys, a maker of three-dimensional printers and materials, rose on the company’s upward revisions to its forecast for revenue and earnings growth. Shares of

United Natural, a distributor of natural foods and products, gained from growth in quarterly earnings and sales. Shares of athenahealth, a provider of business services to the health care sector, benefited from positive comments from several securities analysts and from a general increase in health care stocks overall.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Pitney Bowes, Inc.	1.1%
2.	R.R. Donnelley & Sons Co.	1.1
3.	Activision Blizzard, Inc.	1.1
4.	Manpowergroup, Inc.	1.1
5.	Computer Sciences Corp.	1.0
6.	Yahoo!, Inc.	1.0
7.	Omnicare, Inc.	1.0
8.	United Therapeutics Corp.	1.0
9.	Western Digital Corp.	1.0
10.	Medtronic, Inc.	1.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Hain Celestial Group, Inc. (The)	1.2%
2.	Salesforce.com, Inc.	1.2
3.	Copart, Inc.	1.2
4.	Stratasys Ltd.	1.1
5.	Brown-Forman Corp., Class B	1.1
6.	United Natural Foods, Inc.	1.1
7.	Paychex, Inc.	1.1
8.	Trimble Navigation Ltd.	1.1
9.	McDermott International, Inc.	1.1
10.	Charter Communications, Inc., Class A	1.1

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.1%
Industrials	16.6
Consumer Discretionary	15.1
Health Care	11.5
Consumer Staples	7.9
Energy	7.2
Financials	5.5
Materials	5.5
Utilities	2.7
Telecommunication Services	1.4
Short-Term Investment	6.5

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	20.5%
Industrials	18.9
Consumer Discretionary	15.1
Health Care	12.2
Energy	8.9
Consumer Staples	8.9
Financials	7.0
Materials	4.6
Utilities	3.2
Telecommunication Services	0.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/23/03
Without Sales Charge		1.43%	4.09%	(0.28)%	1.04%
With Sales Charge**		(3.87)	(1.39)	(1.35)	0.50
CLASS B SHARES	5/23/03
Without CDSC		1.29	3.51	(0.97)	0.44
With CDSC***		(3.71)	(1.49)	(1.39)	0.44
CLASS C SHARES	5/23/03
Without CDSC		1.18	3.51	(0.99)	0.31
With CDSC****		0.18	2.51	(0.99)	0.31
SELECT CLASS SHARES	5/23/03	1.61	4.34	(0.02)	1.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market-Neutral Funds Average from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is

comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Equity Market-Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because the Class B Shares automatically convert to Class A Shares after eight years, the since inception average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	13.72%
Russell 3000 Value Index	14.60%

Net Assets as of 12/31/2013 (In Thousands)	$5,458,712

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the materials sector and the materials sector were leading detractors from relative performance, while the Fund’s stock selection in the financials sector and the energy sector were leading contributors to relative performance.

Individual detractors from relative performance included Rayonier Inc., Cisco Systems Inc. and Xcel Energy Inc. Shares of Rayonier, a real estate investment trust that also provides forest products and performance fibers, fell after the company posted significantly lower than expected earnings. Shares of Cisco, a provider of networking products and services, fell on weakness in orders from emerging markets. Shares of Xcel Energy, an electricity and natural gas utility, performed well during the period but the Fund’s lack of a position in the stock hurt performance relative to the Benchmark.

Individual contributors to relative performance included Exxon Mobil Corp., Capital One Financial Corp. and Wells Fargo & Co. Shares of Exxon, an integrated oil and natural gas company, rose on news of its joint venture with Russian oil giant Rosneft, and on expectations of rising demand amid global economic growth. Shares of Capital One, a banking and credit-card lender, gained from better-than-expected earnings. Shares of Wells Fargo, a financial services company, weakened on expectations that rising interest rates would curb demand for the company’s residential mortgage business.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, significant levels of free cash flow. The portfolio’s largest overweight continued to be the consumer discretionary sector, where the

Fund’s portfolio managers found what they believed to be compelling investment opportunities. The portfolio’s largest underweight was the industrials sector. In addition, the portfolio’s 2013 relative performance was hindered by above-average cash holdings. The cash position accrued because the Fund’s portfolio managers believed valuations were stretched and they did not want to invest in overvalued securities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	4.4%
2.	Wells Fargo & Co.	4.1
3.	Pfizer, Inc.	2.2
4.	Capital One Financial Corp.	2.1
5.	Loews Corp.	1.8
6.	Merck & Co., Inc.	1.7
7.	Bank of America Corp.	1.7
8.	Johnson & Johnson	1.7
9.	Kohl’s Corp.	1.6
10.	AutoZone, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.4%
Consumer Discretionary	16.4
Energy	9.4
Health Care	9.4
Utilities	6.5
Information Technology	6.1
Industrials	5.8
Consumer Staples	5.6
Materials	3.0
Telecommunication Services	1.0
Short-Term Investment	6.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		13.43%	31.59%	20.65%	9.41%
With Sales Charge**		7.45	24.66	19.36	8.75
CLASS C SHARES	2/28/05
Without CDSC		13.18	30.95	20.04	8.87
With CDSC***		12.18	29.95	20.04	8.87
INSTITUTIONAL CLASS SHARES	2/28/05	13.72	32.27	21.26	9.90
SELECT CLASS SHARES	2/28/05	13.57	31.93	20.94	9.69

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.4%
	Consumer Discretionary — 20.0%
	Automobiles — 2.8%
955	Harley-Davidson, Inc.	66,110
105	Tesla Motors, Inc. (a)	15,715

		81,825

	Hotels, Restaurants & Leisure — 3.9%
762	Apollo Global Management LLC, Class A	24,092
1,089	Hilton Worldwide Holdings, Inc. (a)	24,239
399	Las Vegas Sands Corp.	31,454
461	Starbucks Corp.	36,122

		115,907

	Household Durables — 1.3%
266	Mohawk Industries, Inc. (a)	39,592

	Internet & Catalog Retail — 4.3%
158	Amazon.com, Inc. (a)	62,969
68	Netflix, Inc. (a)	24,888
32	priceline.com, Inc. (a)	37,662

		125,519

	Specialty Retail — 4.7%
270	Advance Auto Parts, Inc.	29,906
812	GameStop Corp., Class A	40,019
526	Home Depot, Inc. (The)	43,278
446	Williams-Sonoma, Inc.	26,004

		139,207

	Textiles, Apparel & Luxury Goods — 3.0%
512	Lululemon Athletica, Inc., (Canada) (a)	30,223
483	Michael Kors Holdings Ltd., (Hong Kong) (a)	39,239
601	Wolverine World Wide, Inc.	20,397

		89,859

	Total Consumer Discretionary	591,909

	Energy — 4.8%
	Energy Equipment & Services — 1.5%
206	Dril-Quip, Inc. (a)	22,635
828	Frank’s International N.V., (Netherlands)	22,361

		44,996

	Oil, Gas & Consumable Fuels — 3.3%
294	Antero Resources Corp. (a)	18,633
736	Cabot Oil & Gas Corp.	28,531
220	Concho Resources, Inc. (a)	23,760
333	Phillips 66	25,684

		96,608

	Total Energy	141,604

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 8.1%
	Capital Markets — 2.1%
199	Affiliated Managers Group, Inc. (a)	43,159
419	Lazard Ltd., (Bermuda), Class A	18,971

		62,130

	Commercial Banks — 1.8%
766	East West Bancorp, Inc.	26,791
266	Signature Bank (a)	28,563

		55,354

	Diversified Financial Services — 1.3%
480	Moody’s Corp.	37,681

	Insurance — 1.7%
266	ACE Ltd., (Switzerland)	27,487
681	Amtrust Financial Services, Inc.	22,260

		49,747

	Real Estate Management & Development — 1.2%
1,349	CBRE Group, Inc., Class A (a)	35,484

	Total Financials	240,396

	Health Care — 14.9%
	Biotechnology — 7.8%
209	Aegerion Pharmaceuticals, Inc. (a)	14,809
177	Biogen Idec, Inc. (a)	49,376
365	Celgene Corp. (a)	61,586
1,059	Gilead Sciences, Inc. (a)	79,614
95	Regeneron Pharmaceuticals, Inc. (a)	26,120

		231,505

	Health Care Equipment & Supplies — 0.6%
1,081	Novadaq Technologies, Inc., (Canada) (a)	17,817

	Health Care Providers & Services — 2.7%
452	Acadia Healthcare Co., Inc. (a)	21,384
544	Premier, Inc., Class A (a)	20,005
487	UnitedHealth Group, Inc.	36,663

		78,052

	Life Sciences Tools & Services — 2.5%
681	Agilent Technologies, Inc.	38,935
310	Illumina, Inc. (a)	34,281

		73,216

	Pharmaceuticals — 1.3%
328	Valeant Pharmaceuticals International, Inc. (a)	38,542

	Total Health Care	439,132

	Industrials — 17.8%
	Aerospace & Defense — 1.3%
143	Precision Castparts Corp.	38,537

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Airlines — 0.9%
985	Delta Air Lines, Inc.	27,050

	Building Products — 1.2%
780	Fortune Brands Home & Security, Inc.	35,660

	Electrical Equipment — 1.6%
432	Acuity Brands, Inc.	47,193

	Industrial Conglomerates — 1.4%
503	Carlisle Cos., Inc.	39,946

	Machinery — 3.1%
596	Flowserve Corp.	46,990
522	Pall Corp.	44,536

		91,526

	Marine — 1.0%
307	Kirby Corp. (a)	30,430

	Professional Services — 1.3%
302	Towers Watson & Co., Class A	38,525

	Road & Rail — 3.1%
201	Canadian Pacific Railway Ltd., (Canada)	30,370
1,153	Hertz Global Holdings, Inc. (a)	32,999
541	Old Dominion Freight Line, Inc. (a)	28,660

		92,029

	Trading Companies & Distributors — 2.9%
781	Air Lease Corp.	24,264
1,119	HD Supply Holdings, Inc. (a)	26,855
592	Rush Enterprises, Inc., Class A (a)	17,541
179	Watsco, Inc.	17,176

		85,836

	Total Industrials	526,732

	Information Technology — 29.0%
	Communications Equipment — 2.0%
959	Ciena Corp. (a)	22,958
350	Palo Alto Networks, Inc. (a)	20,126
1,222	Ruckus Wireless, Inc. (a)	17,359

		60,443

	Computers & Peripherals — 3.0%
156	Apple, Inc.	87,617

	Electronic Equipment, Instruments & Components — 1.0%
335	Amphenol Corp., Class A	29,831

	Internet Software & Services — 8.7%
491	Dealertrack Technologies, Inc. (a)	23,617
1,028	Facebook, Inc., Class A (a)	56,212
106	Google, Inc., Class A (a)	119,244
99	LinkedIn Corp., Class A (a)	21,444
565	Trulia, Inc. (a)	19,942

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — Continued
239	Twitter, Inc. (a)	15,231

		255,690

	IT Services — 6.6%
155	Alliance Data Systems Corp. (a)	40,859
385	Cognizant Technology Solutions Corp., Class A (a)	38,898
257	FleetCor Technologies, Inc. (a)	30,089
100	MasterCard, Inc., Class A	83,797

		193,643

	Semiconductors & Semiconductor Equipment — 2.9%
1,668	Applied Materials, Inc.	29,500
620	Avago Technologies Ltd., (Singapore)	32,776
428	Lam Research Corp. (a)	23,299

		85,575

	Software — 4.8%
521	Adobe Systems, Inc. (a)	31,198
63	CommVault Systems, Inc. (a)	4,745
469	Infoblox, Inc. (a)	15,473
781	Microsoft Corp.	29,233
329	ServiceNow, Inc. (a)	18,433
228	Splunk, Inc. (a)	15,664
336	Workday, Inc., Class A (a)	27,958

		142,704

	Total Information Technology	855,503

	Materials — 2.8%
	Chemicals — 2.8%
210	Ecolab, Inc.	21,939
188	PPG Industries, Inc.	35,656
129	Sherwin-Williams Co. (The)	23,653

	Total Materials	81,248

	Total Common Stocks (Cost $1,991,366)	2,876,524

Short-Term Investment — 2.8%
	Investment Company — 2.8%
81,356	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $81,356)	81,356

	Total Investments — 100.2% (Cost $2,072,722)	2,957,880
	Liabilities in Excess of Other Assets — (0.2)%	(4,998)

	NET ASSETS — 100.0%	$2,952,882

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.8%
	Consumer Discretionary — 21.9%
	Auto Components — 0.5%
94	BorgWarner, Inc.	5,233

	Automobiles — 1.7%
198	Harley-Davidson, Inc.	13,726
28	Tesla Motors, Inc. (a)	4,226

		17,952

	Distributors — 0.2%
30	Genuine Parts Co.	2,507

	Hotels, Restaurants & Leisure — 3.1%
5	Chipotle Mexican Grill, Inc. (a)	2,877
17	Darden Restaurants, Inc.	917
17	Extended Stay America, Inc. (a)	449
186	Hilton Worldwide Holdings, Inc. (a)	4,141
101	Marriott International, Inc., Class A	4,981
140	Norwegian Cruise Line Holdings Ltd. (a)	4,969
22	Panera Bread Co., Class A (a)	3,799
29	Wynn Resorts Ltd.	5,535
50	Yum! Brands, Inc.	3,795

		31,463

	Household Durables — 1.7%
75	Jarden Corp. (a)	4,608
86	Mohawk Industries, Inc. (a)	12,776

		17,384

	Internet & Catalog Retail — 1.5%
103	Expedia, Inc.	7,174
18	Netflix, Inc. (a)	6,664
14	TripAdvisor, Inc. (a)	1,168

		15,006

	Media — 2.1%
63	CBS Corp. (Non-Voting), Class B	3,993
108	Clear Channel Outdoor Holdings, Inc. Class A	1,100
67	Discovery Communications, Inc., Class A (a)	6,094
125	DISH Network Corp., Class A (a)	7,267
120	Gannett Co., Inc.	3,555

		22,009

	Multiline Retail — 1.3%
75	Family Dollar Stores, Inc.	4,884
141	Kohl’s Corp.	7,974

		12,858

	Specialty Retail — 7.3%
48	Advance Auto Parts, Inc.	5,301
17	AutoZone, Inc. (a)	7,985

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
52	Bed Bath & Beyond, Inc. (a)	4,138
142	GameStop Corp., Class A	7,005
193	Gap, Inc. (The)	7,527
48	O’Reilly Automotive, Inc. (a)	6,204
76	PetSmart, Inc.	5,530
85	Ross Stores, Inc.	6,399
82	Signet Jewelers Ltd. (Bermuda)	6,430
35	Tiffany & Co.	3,231
73	TJX Cos., Inc.	4,641
103	Urban Outfitters, Inc. (a)	3,821
127	Williams-Sonoma, Inc.	7,423

		75,635

	Textiles, Apparel & Luxury Goods — 2.5%
89	Lululemon Athletica, Inc., (Canada) (a)	5,277
111	Michael Kors Holdings Ltd., (Hong Kong) (a)	8,972
39	PVH Corp.	5,291
41	Under Armour, Inc., Class A (a)	3,579
37	V.F. Corp.	2,308

		25,427

	Total Consumer Discretionary	225,474

	Consumer Staples — 2.3%
	Beverages — 1.1%
69	Beam, Inc.	4,695
20	Brown-Forman Corp., Class B	1,525
106	Dr. Pepper Snapple Group, Inc.	5,184

		11,404

	Food & Staples Retailing — 0.5%
122	Kroger Co. (The)	4,809

	Food Products — 0.3%
39	Hershey Co. (The)	3,770

	Household Products — 0.4%
36	Energizer Holdings, Inc.	3,880

	Total Consumer Staples	23,863

	Energy — 4.7%
	Energy Equipment & Services — 0.4%
149	Frank’s International N.V., (Netherlands)	4,018

	Oil, Gas & Consumable Fuels — 4.3%
52	Antero Resources Corp. (a)	3,311
166	Cabot Oil & Gas Corp.	6,434
54	Concho Resources, Inc. (a)	5,854
77	Energen Corp.	5,453
49	EQT Corp.	4,414

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
110	PBF Energy, Inc., Class A	3,462
95	Plains All American Pipeline LP	4,913
131	QEP Resources, Inc.	4,003
58	Southwestern Energy Co. (a)	2,269
101	Williams Cos., Inc. (The)	3,893

		44,006

	Total Energy	48,024

	Financials — 19.4%
	Capital Markets — 4.9%
42	Affiliated Managers Group, Inc. (a)	9,065
69	Ameriprise Financial, Inc.	7,881
181	Blackstone Group LP (The)	5,705
141	Invesco Ltd.	5,131
100	Lazard Ltd., (Bermuda), Class A	4,545
47	Legg Mason, Inc.	2,036
81	Northern Trust Corp.	5,002
70	T. Rowe Price Group, Inc.	5,829
168	TD Ameritrade Holding Corp.	5,157

		50,351

	Commercial Banks — 4.2%
44	City National Corp.	3,478
17	Cullen/Frost Bankers, Inc.	1,247
164	East West Bancorp, Inc.	5,749
363	Fifth Third Bancorp	7,630
59	First Republic Bank	3,071
245	Huntington Bancshares, Inc.	2,366
54	M&T Bank Corp.	6,231
50	Signature Bank (a)	5,317
158	SunTrust Banks, Inc.	5,818
90	Zions Bancorporation	2,683

		43,590

	Diversified Financial Services — 0.9%
114	Moody’s Corp.	8,938

	Insurance — 5.6%
9	Alleghany Corp. (a)	3,530
78	Aon plc, (United Kingdom)	6,560
81	Axis Capital Holdings Ltd., (Bermuda)	3,848
37	Chubb Corp. (The)	3,620
126	Hartford Financial Services Group, Inc.	4,565
186	Loews Corp.	8,960
196	Marsh & McLennan Cos., Inc.	9,475
202	Old Republic International Corp.	3,493
134	Unum Group	4,711

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
94	W.R. Berkley Corp.	4,061
138	XL Group plc, (Ireland)	4,407

		57,230

	Real Estate Investment Trusts (REITs) — 2.7%
75	American Campus Communities, Inc.	2,408
153	American Homes 4 Rent, Class A	2,476
25	AvalonBay Communities, Inc.	2,956
62	Brixmor Property Group, Inc. (a)	1,260
95	HCP, Inc.	3,468
236	Kimco Realty Corp.	4,670
60	Rayonier, Inc.	2,534
63	Regency Centers Corp.	2,937
58	Vornado Realty Trust	5,190

		27,899

	Real Estate Management & Development — 1.0%
182	Brookfield Office Properties, Inc.	3,500
271	CBRE Group, Inc., Class A (a)	7,114

		10,614

	Thrifts & Mortgage Finance — 0.1%
134	Hudson City Bancorp, Inc.	1,268

	Total Financials	199,890

	Health Care — 9.4%
	Biotechnology — 1.1%
47	Alexion Pharmaceuticals, Inc. (a)	6,307
68	Vertex Pharmaceuticals, Inc. (a)	5,045

		11,352

	Health Care Equipment & Supplies — 0.9%
102	CareFusion Corp. (a)	4,045
76	Sirona Dental Systems, Inc. (a)	5,356

		9,401

	Health Care Providers & Services — 3.8%
74	AmerisourceBergen Corp.	5,236
169	Brookdale Senior Living, Inc. (a)	4,591
80	Cigna Corp.	6,965
130	Envision Healthcare Holdings, Inc. (a)	4,607
28	Henry Schein, Inc. (a)	3,237
102	Humana, Inc.	10,560
103	Premier, Inc., Class A (a)	3,779

		38,975

	Life Sciences Tools & Services — 2.1%
151	Agilent Technologies, Inc.	8,614
172	Bruker Corp. (a)	3,399

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Life Sciences Tools & Services — Continued
83	Illumina, Inc. (a)	9,137

		21,150

	Pharmaceuticals — 1.5%
44	Actavis plc (a)	7,375
21	Jazz Pharmaceuticals plc, (Ireland) (a)	2,645
46	Valeant Pharmaceuticals International, Inc. (a)	5,365

		15,385

	Total Health Care	96,263

	Industrials — 16.3%
	Aerospace & Defense — 0.2%
60	DigitalGlobe, Inc. (a)	2,448

	Airlines — 0.7%
259	Delta Air Lines, Inc.	7,117

	Building Products — 1.1%
245	Fortune Brands Home & Security, Inc.	11,206

	Commercial Services & Supplies — 0.6%
54	Stericycle, Inc. (a)	6,273

	Construction & Engineering — 0.5%
64	Fluor Corp.	5,171

	Electrical Equipment — 2.9%
75	Acuity Brands, Inc.	8,221
103	AMETEK, Inc.	5,420
107	Generac Holdings, Inc.	6,055
38	Hubbell, Inc., Class B	4,095
80	Regal-Beloit Corp.	5,861

		29,652

	Industrial Conglomerates — 1.3%
173	Carlisle Cos., Inc.	13,770

	Machinery — 3.7%
121	Flowserve Corp.	9,523
88	IDEX Corp.	6,501
108	Pall Corp.	9,218
103	Rexnord Corp. (a)	2,779
52	Snap-on, Inc.	5,670
46	WABCO Holdings, Inc. (a)	4,259

		37,950

	Marine — 0.6%
65	Kirby Corp. (a)	6,461

	Professional Services — 1.0%
88	Equifax, Inc.	6,079
33	Towers Watson & Co., Class A	4,147

		10,226

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 1.7%
36	Canadian Pacific Railway Ltd., (Canada)	5,402
267	Hertz Global Holdings, Inc. (a)	7,647
55	J.B. Hunt Transport Services, Inc.	4,283

		17,332

	Trading Companies & Distributors — 2.0%
160	Air Lease Corp.	4,979
197	HD Supply Holdings, Inc. (a)	4,723
128	MSC Industrial Direct Co., Inc., Class A	10,387

		20,089

	Total Industrials	167,695

	Information Technology — 14.4%
	Communications Equipment — 1.2%
134	Aruba Networks, Inc. (a)	2,400
171	Ciena Corp. (a)	4,083
123	CommScope Holding Co., Inc. (a)	2,333
72	Palo Alto Networks, Inc. (a)	4,155

		12,971

	Computers & Peripherals — 0.3%
32	3D Systems Corp. (a)	2,927

	Electronic Equipment, Instruments & Components — 2.3%
184	Amphenol Corp., Class A	16,385
138	Arrow Electronics, Inc. (a)	7,490

		23,875

	Internet Software & Services — 0.5%
22	LinkedIn Corp., Class A (a)	4,792

	IT Services — 2.8%
40	Alliance Data Systems Corp. (a)	10,517
128	CoreLogic, Inc. (a)	4,534
53	FleetCor Technologies, Inc. (a)	6,257
120	Jack Henry & Associates, Inc.	7,123

		28,431

	Semiconductors & Semiconductor Equipment — 4.4%
142	Analog Devices, Inc.	7,253
445	Applied Materials, Inc.	7,877
140	Avago Technologies Ltd., (Singapore)	7,426
161	KLA-Tencor Corp.	10,410
273	Xilinx, Inc.	12,554

		45,520

	Software — 2.9%
11	CommVault Systems, Inc. (a)	854
54	Guidewire Software, Inc. (a)	2,655
88	Red Hat, Inc. (a)	4,948

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Software — Continued
68	ServiceNow, Inc. (a)	3,825
51	Splunk, Inc. (a)	3,482
138	Synopsys, Inc. (a)	5,612
38	Tableau Software, Inc., Class A (a)	2,626
66	Workday, Inc., Class A (a)	5,455

		29,457

	Total Information Technology	147,973

	Materials — 4.9%
	Chemicals — 3.0%
58	Airgas, Inc.	6,468
95	Albemarle Corp.	6,043
27	PPG Industries, Inc.	5,197
46	Sherwin-Williams Co. (The)	8,445
57	Sigma-Aldrich Corp.	5,327

		31,480

	Containers & Packaging — 1.9%
196	Ball Corp.	10,141
44	Rock Tenn Co., Class A	4,588
97	Silgan Holdings, Inc.	4,681

		19,410

	Total Materials	50,890

	Utilities — 4.5%
	Electric Utilities — 1.4%
93	Edison International	4,323
158	Westar Energy, Inc.	5,074
169	Xcel Energy, Inc.	4,727

		14,124

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.7%
45	National Fuel Gas Co.	3,195
201	Questar Corp.	4,620

		7,815

	Multi-Utilities — 2.4%
200	CenterPoint Energy, Inc.	4,635
185	CMS Energy Corp.	4,964
148	NiSource, Inc.	4,878
71	Sempra Energy	6,406
97	Wisconsin Energy Corp.	3,996

		24,879

	Total Utilities	46,818

	Total Common Stocks (Cost $819,886)	1,006,890

Short-Term Investment — 2.2%
	Investment Company — 2.2%
22,556	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $22,556)	22,556

	Total Investments — 100.0% (Cost $842,442)	1,029,446
	Liabilities in Excess of Other Assets — 0.0% (g)	(145)

	NET ASSETS — 100.0%	$1,029,301

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.5%
	Consumer Discretionary — 21.9%
	Auto Components — 0.5%
116	BorgWarner, Inc.	6,458

	Automobiles — 1.8%
244	Harley-Davidson, Inc.	16,916
35	Tesla Motors, Inc. (a)	5,218

		22,134

	Distributors — 0.2%
37	Genuine Parts Co.	3,085

	Hotels, Restaurants & Leisure — 3.1%
7	Chipotle Mexican Grill, Inc. (a)	3,516
21	Darden Restaurants, Inc.	1,131
21	Extended Stay America, Inc. (a)	546
230	Hilton Worldwide Holdings, Inc. (a)	5,109
124	Marriott International, Inc., Class A	6,116
172	Norwegian Cruise Line Holdings Ltd. (a)	6,108
27	Panera Bread Co., Class A (a)	4,700
35	Wynn Resorts Ltd.	6,817
62	Yum! Brands, Inc.	4,666

		38,709

	Household Durables — 1.7%
92	Jarden Corp. (a)	5,663
106	Mohawk Industries, Inc. (a)	15,722

		21,385

	Internet & Catalog Retail — 1.5%
126	Expedia, Inc.	8,804
22	Netflix, Inc. (a)	8,210
17	TripAdvisor, Inc. (a)	1,444

		18,458

	Media — 2.1%
77	CBS Corp. (Non-Voting), Class B	4,902
134	Clear Channel Outdoor Holdings, Inc., Class A	1,363
83	Discovery Communications, Inc., Class A (a)	7,514
154	DISH Network Corp., Class A (a)	8,913
142	Gannett Co., Inc.	4,194

		26,886

	Multiline Retail — 1.2%
92	Family Dollar Stores, Inc.	5,995
172	Kohl’s Corp.	9,778

		15,773

	Specialty Retail — 7.3%
59	Advance Auto Parts, Inc.	6,541

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
20	AutoZone, Inc. (a)	9,793
63	Bed Bath & Beyond, Inc. (a)	5,073
175	GameStop Corp., Class A	8,635
236	Gap, Inc. (The)	9,233
60	O’Reilly Automotive, Inc. (a)	7,658
93	PetSmart, Inc.	6,788
105	Ross Stores, Inc.	7,890
101	Signet Jewelers Ltd., (Bermuda)	7,925
43	Tiffany & Co.	3,969
89	TJX Cos., Inc.	5,696
127	Urban Outfitters, Inc. (a)	4,716
157	Williams-Sonoma, Inc.	9,146

		93,063

	Textiles, Apparel & Luxury Goods — 2.5%
110	Lululemon Athletica, Inc., (Canada) (a)	6,508
136	Michael Kors Holdings Ltd., (Hong Kong) (a)	11,058
48	PVH Corp.	6,498
51	Under Armour, Inc., Class A (a)	4,417
45	V.F. Corp.	2,834

		31,315

	Total Consumer Discretionary	277,266

	Consumer Staples — 2.3%
	Beverages — 1.1%
85	Beam, Inc.	5,762
25	Brown-Forman Corp., Class B	1,880
131	Dr. Pepper Snapple Group, Inc.	6,367

		14,009

	Food & Staples Retailing — 0.5%
149	Kroger Co. (The)	5,903

	Food Products — 0.3%
48	Hershey Co. (The)	4,634

	Household Products — 0.4%
44	Energizer Holdings, Inc.	4,772

	Total Consumer Staples	29,318

	Energy — 4.7%
	Energy Equipment & Services — 0.4%
184	Frank’s International N.V., (Netherlands)	4,960

	Oil, Gas & Consumable Fuels — 4.3%
65	Antero Resources Corp. (a)	4,092
205	Cabot Oil & Gas Corp.	7,934
67	Concho Resources, Inc. (a)	7,214
95	Energen Corp.	6,691

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
60	EQT Corp.	5,422
132	PBF Energy, Inc., Class A	4,149
117	Plains All American Pipeline LP	6,062
160	QEP Resources, Inc.	4,917
73	Southwestern Energy Co. (a)	2,877
124	Williams Cos., Inc. (The)	4,771

		54,129

	Total Energy	59,089

	Financials — 19.3%
	Capital Markets — 4.8%
52	Affiliated Managers Group, Inc. (a)	11,169
77	Ameriprise Financial, Inc.	8,802
223	Blackstone Group LP (The)	7,037
173	Invesco Ltd.	6,298
124	Lazard Ltd., (Bermuda), Class A	5,606
57	Legg Mason, Inc.	2,490
99	Northern Trust Corp.	6,141
85	T. Rowe Price Group, Inc.	7,158
207	TD Ameritrade Holding Corp.	6,349

		61,050

	Commercial Banks — 4.2%
54	City National Corp.	4,272
21	Cullen/Frost Bankers, Inc.	1,545
192	East West Bancorp, Inc.	6,721
445	Fifth Third Bancorp	9,359
72	First Republic Bank	3,777
302	Huntington Bancshares, Inc.	2,913
65	M&T Bank Corp.	7,573
61	Signature Bank (a)	6,553
194	SunTrust Banks, Inc.	7,139
104	Zions Bancorporation	3,113

		52,965

	Diversified Financial Services — 0.9%
140	Moody’s Corp.	11,009

	Insurance — 5.6%
11	Alleghany Corp. (a)	4,288
96	Aon plc, (United Kingdom)	8,087
100	Axis Capital Holdings Ltd., (Bermuda)	4,747
46	Chubb Corp. (The)	4,446
155	Hartford Financial Services Group, Inc.	5,605
228	Loews Corp.	10,989
240	Marsh & McLennan Cos., Inc.	11,621
249	Old Republic International Corp.	4,293

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
165	Unum Group	5,783
115	W.R. Berkley Corp.	4,991
170	XL Group plc, (Ireland)	5,412

		70,262

	Real Estate Investment Trusts (REITs) — 2.7%
92	American Campus Communities, Inc.	2,964
188	American Homes 4 Rent, Class A	3,046
31	AvalonBay Communities, Inc.	3,656
77	Brixmor Property Group, Inc. (a)	1,559
117	HCP, Inc.	4,264
290	Kimco Realty Corp.	5,732
74	Rayonier, Inc.	3,107
78	Regency Centers Corp.	3,611
72	Vornado Realty Trust	6,369

		34,308

	Real Estate Management & Development — 1.0%
223	Brookfield Office Properties, Inc.	4,301
334	CBRE Group, Inc., Class A (a)	8,771

		13,072

	Thrifts & Mortgage Finance — 0.1%
166	Hudson City Bancorp, Inc.	1,568

	Total Financials	244,234

	Health Care — 9.3%
	Biotechnology — 1.1%
59	Alexion Pharmaceuticals, Inc. (a)	7,784
84	Vertex Pharmaceuticals, Inc. (a)	6,219

		14,003

	Health Care Equipment & Supplies — 0.9%
125	CareFusion Corp. (a)	4,966
94	Sirona Dental Systems, Inc. (a)	6,606

		11,572

	Health Care Providers & Services — 3.8%
91	AmerisourceBergen Corp.	6,427
208	Brookdale Senior Living, Inc. (a)	5,664
98	Cigna Corp.	8,542
160	Envision Healthcare Holdings, Inc. (a)	5,687
35	Henry Schein, Inc. (a)	3,981
126	Humana, Inc.	12,998
127	Premier, Inc., Class A (a)	4,665

		47,964

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Life Sciences Tools & Services — 2.0%
186	Agilent Technologies, Inc.	10,614
212	Bruker Corp. (a)	4,195
102	Illumina, Inc. (a)	11,259

		26,068

	Pharmaceuticals — 1.5%
54	Actavis plc (a)	9,089
26	Jazz Pharmaceuticals plc, (Ireland) (a)	3,278
56	Valeant Pharmaceuticals International, Inc. (a)	6,621

		18,988

	Total Health Care	118,595

	Industrials — 16.3%
	Aerospace & Defense — 0.2%
74	DigitalGlobe, Inc. (a)	3,029

	Airlines — 0.7%
319	Delta Air Lines, Inc.	8,774

	Building Products — 1.1%
306	Fortune Brands Home & Security, Inc.	13,986

	Commercial Services & Supplies — 0.6%
67	Stericycle, Inc. (a)	7,744

	Construction & Engineering — 0.5%
80	Fluor Corp.	6,383

	Electrical Equipment — 2.9%
93	Acuity Brands, Inc.	10,134
126	AMETEK, Inc.	6,654
132	Generac Holdings, Inc.	7,471
46	Hubbell, Inc., Class B	5,035
98	Regal-Beloit Corp.	7,196

		36,490

	Industrial Conglomerates — 1.3%
213	Carlisle Cos., Inc.	16,931

	Machinery — 3.7%
149	Flowserve Corp.	11,730
108	IDEX Corp.	7,978
133	Pall Corp.	11,361
127	Rexnord Corp. (a)	3,418
64	Snap-on, Inc.	6,961
56	WABCO Holdings, Inc. (a)	5,259

		46,707

	Marine — 0.6%
80	Kirby Corp. (a)	7,970

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 1.0%
108	Equifax, Inc.	7,456
40	Towers Watson & Co., Class A	5,104

		12,560

	Road & Rail — 1.7%
44	Canadian Pacific Railway Ltd., (Canada)	6,658
329	Hertz Global Holdings, Inc. (a)	9,428
68	J.B. Hunt Transport Services, Inc.	5,287

		21,373

	Trading Companies & Distributors — 2.0%
198	Air Lease Corp.	6,142
243	HD Supply Holdings, Inc. (a)	5,827
158	MSC Industrial Direct Co., Inc., Class A	12,779

		24,748

	Total Industrials	206,695

	Information Technology — 14.3%
	Communications Equipment — 1.2%
166	Aruba Networks, Inc. (a)	2,968
211	Ciena Corp. (a)	5,037
152	CommScope Holding Co., Inc. (a)	2,872
89	Palo Alto Networks, Inc. (a)	5,132

		16,009

	Computers & Peripherals — 0.3%
39	3D Systems Corp. (a)	3,624

	Electronic Equipment, Instruments & Components — 2.3%
226	Amphenol Corp., Class A	20,151
168	Arrow Electronics, Inc. (a)	9,103

		29,254

	Internet Software & Services — 0.5%
27	LinkedIn Corp., Class A (a)	5,898

	IT Services — 2.7%
49	Alliance Data Systems Corp. (a)	12,963
157	CoreLogic, Inc. (a)	5,592
66	FleetCor Technologies, Inc. (a)	7,710
148	Jack Henry & Associates, Inc.	8,740

		35,005

	Semiconductors & Semiconductor Equipment — 4.4%
175	Analog Devices, Inc.	8,896
547	Applied Materials, Inc.	9,678
168	Avago Technologies Ltd., (Singapore)	8,870
198	KLA-Tencor Corp.	12,786
336	Xilinx, Inc.	15,442

		55,672

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Software — 2.9%
15	CommVault Systems, Inc. (a)	1,123
67	Guidewire Software, Inc. (a)	3,278
109	Red Hat, Inc. (a)	6,103
84	ServiceNow, Inc. (a)	4,716
63	Splunk, Inc. (a)	4,292
170	Synopsys, Inc. (a)	6,887
47	Tableau Software, Inc., Class A (a)	3,247
81	Workday, Inc., Class A (a)	6,736

		36,382

	Total Information Technology	181,844

	Materials — 4.9%
	Chemicals — 3.0%
71	Airgas, Inc.	7,937
117	Albemarle Corp.	7,416
34	PPG Industries, Inc.	6,411
57	Sherwin-Williams Co. (The)	10,371
70	Sigma-Aldrich Corp.	6,536

		38,671

	Containers & Packaging — 1.9%
241	Ball Corp.	12,438
54	Rock Tenn Co., Class A	5,637
120	Silgan Holdings, Inc.	5,746

		23,821

	Total Materials	62,492

	Utilities — 4.5%
	Electric Utilities — 1.4%
115	Edison International	5,307
194	Westar Energy, Inc.	6,228

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
208	Xcel Energy, Inc.	5,804

		17,339

	Gas Utilities — 0.7%
55	National Fuel Gas Co.	3,906
245	Questar Corp.	5,640

		9,546

	Multi-Utilities — 2.4%
246	CenterPoint Energy, Inc.	5,691
228	CMS Energy Corp.	6,094
183	NiSource, Inc.	6,020
88	Sempra Energy	7,859
119	Wisconsin Energy Corp.	4,909

		30,573

	Total Utilities	57,458

	Total Common Stocks (Cost $844,303)	1,236,991

Short-Term Investment — 5.3%
	Investment Company — 5.3%
66,929	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $66,929)	66,929

	Total Investments — 102.8% (Cost $911,232)	1,303,920
	Liabilities in Excess of Other Assets — (2.8)%	(35,255)

	NET ASSETS — 100.0%	$1,268,665

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.2%
	Consumer Discretionary — 23.7%
	Auto Components — 1.0%
346	BorgWarner, Inc.	19,367

	Automobiles — 3.5%
733	Harley-Davidson, Inc.	50,759
104	Tesla Motors, Inc. (a)	15,640

		66,399

	Hotels, Restaurants & Leisure — 4.1%
20	Chipotle Mexican Grill, Inc. (a)	10,549
689	Hilton Worldwide Holdings, Inc. (a)	15,321
517	Norwegian Cruise Line Holdings Ltd. (a)	18,324
80	Panera Bread Co., Class A (a)	14,100
105	Wynn Resorts Ltd.	20,450

		78,744

	Household Durables — 1.4%
179	Mohawk Industries, Inc. (a)	26,653

	Internet & Catalog Retail — 1.3%
67	Netflix, Inc. (a)	24,631

	Media — 1.2%
249	Discovery Communications, Inc., Class A (a)	22,542

	Specialty Retail — 7.8%
177	Advance Auto Parts, Inc.	19,634
526	GameStop Corp., Class A	25,916
178	O’Reilly Automotive, Inc. (a)	22,962
316	Ross Stores, Inc.	23,678
302	Signet Jewelers Ltd., (Bermuda)	23,775
381	Urban Outfitters, Inc. (a)	14,150
319	Williams-Sonoma, Inc.	18,603

		148,718

	Textiles, Apparel & Luxury Goods — 3.4%
331	Lululemon Athletica, Inc., (Canada) (a)	19,515
409	Michael Kors Holdings Ltd., (Hong Kong) (a)	33,191
152	Under Armour, Inc., Class A (a)	13,243

		65,949

	Total Consumer Discretionary	453,003

	Energy — 4.8%
	Energy Equipment & Services — 0.8%
551	Frank’s International N.V., (Netherlands)	14,874

	Oil, Gas & Consumable Fuels — 4.0%
193	Antero Resources Corp. (a)	12,269
614	Cabot Oil & Gas Corp.	23,807
200	Concho Resources, Inc. (a)	21,643

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
351	Plains All American Pipeline LP	18,182

		75,901

	Total Energy	90,775

	Financials — 12.0%
	Capital Markets — 4.8%
155	Affiliated Managers Group, Inc. (a)	33,508
670	Blackstone Group LP (The)	21,108
371	Lazard Ltd., (Bermuda), Class A	16,823
622	TD Ameritrade Holding Corp.	19,046

		90,485

	Commercial Banks — 2.1%
584	East West Bancorp, Inc.	20,412
183	Signature Bank (a)	19,668

		40,080

	Diversified Financial Services — 1.7%
421	Moody’s Corp.	33,044

	Insurance — 2.0%
289	Aon plc, (United Kingdom)	24,253
299	Axis Capital Holdings Ltd., (Bermuda)	14,242

		38,495

	Real Estate Management & Development — 1.4%
1,001	CBRE Group, Inc., Class A (a)	26,316

	Total Financials	228,420

	Health Care — 14.0%
	Biotechnology — 2.2%
175	Alexion Pharmaceuticals, Inc. (a)	23,339
251	Vertex Pharmaceuticals, Inc. (a)	18,664

		42,003

	Health Care Equipment & Supplies — 1.0%
282	Sirona Dental Systems, Inc. (a)	19,817

	Health Care Providers & Services — 3.7%
625	Brookdale Senior Living, Inc. (a)	16,987
480	Envision Healthcare Holdings, Inc. (a)	17,057
210	Humana, Inc.	21,678
381	Premier, Inc., Class A (a)	13,991

		69,713

	Life Sciences Tools & Services — 4.1%
557	Agilent Technologies, Inc.	31,852
637	Bruker Corp. (a)	12,584
305	Illumina, Inc. (a)	33,783

		78,219

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Pharmaceuticals — 3.0%
162	Actavis plc (a)	27,267
78	Jazz Pharmaceuticals plc, (Ireland) (a)	9,821
169	Valeant Pharmaceuticals International, Inc. (a)	19,852

		56,940

	Total Health Care	266,692

	Industrials — 22.4%
	Aerospace & Defense — 0.5%
221	DigitalGlobe, Inc. (a)	9,076

	Airlines — 1.4%
958	Delta Air Lines, Inc.	26,327

	Building Products — 1.5%
613	Fortune Brands Home & Security, Inc.	28,023

	Commercial Services & Supplies — 1.2%
200	Stericycle, Inc. (a)	23,219

	Construction & Engineering — 1.0%
238	Fluor Corp.	19,141

	Electrical Equipment — 2.8%
278	Acuity Brands, Inc.	30,413
396	Generac Holdings, Inc.	22,407

		52,820

	Industrial Conglomerates — 1.4%
339	Carlisle Cos., Inc.	26,901

	Machinery — 4.4%
447	Flowserve Corp.	35,206
399	Pall Corp.	34,080
169	WABCO Holdings, Inc. (a)	15,768

		85,054

	Marine — 1.2%
241	Kirby Corp. (a)	23,909

	Professional Services — 0.8%
120	Towers Watson & Co., Class A	15,326

	Road & Rail — 3.4%
132	Canadian Pacific Railway Ltd., (Canada)	19,975
988	Hertz Global Holdings, Inc. (a)	28,285
205	J.B. Hunt Transport Services, Inc.	15,854

		64,114

	Trading Companies & Distributors — 2.8%
593	Air Lease Corp.	18,424
728	HD Supply Holdings, Inc. (a)	17,479
218	MSC Industrial Direct Co., Inc., Class A	17,638

		53,541

	Total Industrials	427,451

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 19.2%
	Communications Equipment — 2.1%
497	Aruba Networks, Inc. (a)	8,898
631	Ciena Corp. (a)	15,109
268	Palo Alto Networks, Inc. (a)	15,391

		39,398

	Computers & Peripherals — 0.6%
117	3D Systems Corp. (a)	10,854

	Electronic Equipment, Instruments & Components — 1.6%
340	Amphenol Corp., Class A	30,312

	Internet Software & Services — 0.9%
82	LinkedIn Corp., Class A (a)	17,715

	IT Services — 4.1%
148	Alliance Data Systems Corp. (a)	38,861
472	CoreLogic, Inc. (a)	16,777
198	FleetCor Technologies, Inc. (a)	23,141

		78,779

	Semiconductors & Semiconductor Equipment — 5.3%
1,642	Applied Materials, Inc.	29,040
519	Avago Technologies Ltd., (Singapore)	27,434
327	KLA-Tencor Corp.	21,078
512	Xilinx, Inc.	23,507

		101,059

	Software — 4.6%
41	CommVault Systems, Inc. (a)	3,093
200	Guidewire Software, Inc. (a)	9,829
327	Red Hat, Inc. (a)	18,310
253	ServiceNow, Inc. (a)	14,142
188	Splunk, Inc. (a)	12,876
141	Tableau Software, Inc., Class A (a)	9,733
243	Workday, Inc., Class A (a)	20,200

		88,183

	Total Information Technology	366,300

	Materials — 2.1%
	Chemicals — 2.1%
101	PPG Industries, Inc.	19,213
119	Sherwin-Williams Co. (The)	21,836

	Total Materials	41,049

	Total Common Stocks (Cost $1,280,654)	1,873,690

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.2%
	Investment Company — 2.2%
42,060	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $42,060)	42,060

	Total Investments — 100.4% (Cost $1,322,714)	1,915,750
	Liabilities in Excess of Other Assets — (0.4)%	(7,567)

	NET ASSETS — 100.0%	$1,908,183

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.8%
	Consumer Discretionary — 20.1%
	Distributors — 0.5%
874	Genuine Parts Co.	72,688

	Hotels, Restaurants & Leisure — 1.9%
487	Darden Restaurants, Inc.	26,501
186	Extended Stay America, Inc. (a)	4,871
2,926	Marriott International, Inc., Class A	144,439
1,457	Yum! Brands, Inc.	110,127

		285,938

	Household Durables — 2.0%
2,179	Jarden Corp. (a)	133,698
1,084	Mohawk Industries, Inc. (a)	161,414

		295,112

	Internet & Catalog Retail — 1.6%
2,987	Expedia, Inc.	208,047
409	TripAdvisor, Inc. (a)	33,894

		241,941

	Media — 3.1%
1,815	CBS Corp. (Non-Voting), Class B	115,689
3,149	Clear Channel Outdoor Holdings, Inc., Class A	31,930
3,637	DISH Network Corp., Class A (a)	210,630
3,384	Gannett Co., Inc.	100,103

		458,352

	Multiline Retail — 2.5%
2,179	Family Dollar Stores, Inc.	141,571
4,073	Kohl’s Corp.	231,143

		372,714

	Specialty Retail — 7.0%
484	AutoZone, Inc. (a)	231,513
1,496	Bed Bath & Beyond, Inc. (a)	120,104
5,584	Gap, Inc. (The)	218,220
2,204	PetSmart, Inc.	160,354
1,009	Tiffany & Co.	93,641
2,110	TJX Cos., Inc.	134,501
1,191	Williams-Sonoma, Inc.	69,397

		1,027,730

	Textiles, Apparel & Luxury Goods — 1.5%
1,128	PVH Corp.	153,464
1,071	V.F. Corp.	66,749

		220,213

	Total Consumer Discretionary	2,974,688

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 4.7%
	Beverages — 2.2%
1,999	Beam, Inc.	136,064
584	Brown-Forman Corp., Class B	44,167
3,087	Dr. Pepper Snapple Group, Inc.	150,390

		330,621

	Food & Staples Retailing — 1.0%
3,527	Kroger Co. (The)	139,412

	Food Products — 0.7%
1,125	Hershey Co. (The)	109,360

	Household Products — 0.8%
1,041	Energizer Holdings, Inc.	112,638

	Total Consumer Staples	692,031

	Energy — 4.6%
	Oil, Gas & Consumable Fuels — 4.6%
2,234	Energen Corp.	158,038
1,426	EQT Corp.	128,018
3,291	PBF Energy, Inc., Class A	103,545
3,787	QEP Resources, Inc.	116,067
1,674	Southwestern Energy Co. (a)	65,822
2,934	Williams Cos., Inc. (The)	113,159

	Total Energy	684,649

	Financials — 27.0%
	Capital Markets — 5.1%
2,108	Ameriprise Financial, Inc.	242,528
4,087	Invesco Ltd.	148,755
1,317	Legg Mason, Inc.	57,273
2,343	Northern Trust Corp.	145,009
2,019	T. Rowe Price Group, Inc.	169,102

		762,667

	Commercial Banks — 6.3%
1,273	City National Corp.	100,815
487	Cullen/Frost Bankers, Inc.	36,247
10,519	Fifth Third Bancorp	221,213
1,701	First Republic Bank	89,073
7,112	Huntington Bancshares, Inc.	68,634
1,552	M&T Bank Corp.	180,653
4,582	SunTrust Banks, Inc.	168,663
2,475	Zions Bancorporation	74,139

		939,437

	Insurance — 9.2%
255	Alleghany Corp. (a)	102,185
1,086	Chubb Corp. (The)	104,899

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
3,653	Hartford Financial Services Group, Inc.	132,356
5,386	Loews Corp.	259,801
5,681	Marsh & McLennan Cos., Inc.	274,744
5,865	Old Republic International Corp.	101,281
3,893	Unum Group	136,570
2,715	W.R. Berkley Corp.	117,805
4,013	XL Group plc, (Ireland)	127,773

		1,357,414

	Real Estate Investment Trusts (REITs) — 5.5%
2,168	American Campus Communities, Inc.	69,836
4,431	American Homes 4 Rent, Class A	71,783
725	AvalonBay Communities, Inc.	85,702
1,799	Brixmor Property Group, Inc. (a)	36,580
2,770	HCP, Inc.	100,620
6,855	Kimco Realty Corp.	135,384
1,747	Rayonier, Inc.	73,553
1,839	Regency Centers Corp.	85,158
1,694	Vornado Realty Trust	150,432

		809,048

	Real Estate Management & Development — 0.7%
5,272	Brookfield Office Properties, Inc.	101,480

	Thrifts & Mortgage Finance — 0.2%
3,902	Hudson City Bancorp, Inc.	36,798

	Total Financials	4,006,844

	Health Care — 4.7%
	Health Care Equipment & Supplies — 0.8%
2,944	CareFusion Corp. (a)	117,231

	Health Care Providers & Services — 3.9%
2,159	AmerisourceBergen Corp.	151,811
2,308	Cigna Corp.	201,880
822	Henry Schein, Inc. (a)	93,900
1,321	Humana, Inc.	136,391

		583,982

	Total Health Care	701,213

	Industrials — 10.2%
	Building Products — 0.7%
2,399	Fortune Brands Home & Security, Inc.	109,616

	Electrical Equipment — 3.0%
2,984	AMETEK, Inc.	157,186
1,092	Hubbell, Inc., Class B	118,870
2,306	Regal-Beloit Corp.	169,995

		446,051

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 1.3%
2,371	Carlisle Cos., Inc.	188,253

	Machinery — 2.9%
2,553	IDEX Corp.	188,507
2,983	Rexnord Corp. (a)	80,578
1,501	Snap-on, Inc.	164,429

		433,514

	Professional Services — 1.2%
2,550	Equifax, Inc.	176,159

	Trading Companies & Distributors — 1.1%
2,016	MSC Industrial Direct Co., Inc., Class A	163,009

	Total Industrials	1,516,602

	Information Technology — 9.6%
	Communications Equipment — 0.5%
3,575	CommScope Holding Co., Inc. (a)	67,645

	Electronic Equipment, Instruments & Components — 3.1%
2,663	Amphenol Corp., Class A	237,492
4,003	Arrow Electronics, Inc. (a)	217,149

		454,641

	IT Services — 1.4%
3,488	Jack Henry & Associates, Inc.	206,554

	Semiconductors & Semiconductor Equipment — 3.5%
4,128	Analog Devices, Inc.	210,236
2,110	KLA-Tencor Corp.	136,006
3,914	Xilinx, Inc.	179,751

		525,993

	Software — 1.1%
4,011	Synopsys, Inc. (a)	162,708

	Total Information Technology	1,417,541

	Materials — 7.8%
	Chemicals — 4.0%
1,677	Airgas, Inc.	187,549
2,764	Albemarle Corp.	175,240
396	Sherwin-Williams Co. (The)	72,738
1,642	Sigma-Aldrich Corp.	154,363

		589,890

	Containers & Packaging — 3.8%
5,693	Ball Corp.	294,080
1,267	Rock Tenn Co., Class A	133,088
2,826	Silgan Holdings, Inc.	135,701

		562,869

	Total Materials	1,152,759

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Utilities — 9.1%
	Electric Utilities — 2.7%
2,706	Edison International	125,279
4,572	Westar Energy, Inc.	147,097
4,906	Xcel Energy, Inc.	137,071

		409,447

	Gas Utilities — 1.5%
1,255	National Fuel Gas Co.	89,627
5,649	Questar Corp.	129,868

		219,495

	Multi-Utilities — 4.9%
5,798	CenterPoint Energy, Inc.	134,400
5,377	CMS Energy Corp.	143,935
4,295	NiSource, Inc.	141,224
2,069	Sempra Energy	185,696
2,803	Wisconsin Energy Corp.	115,887

		721,142

	Total Utilities	1,350,084

	Total Common Stocks (Cost $9,647,629)	14,496,411

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.3%
	Investment Company — 2.3%
338,467	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $338,467)	338,467

	Total Investments — 100.1% (Cost $9,986,096)	14,834,878
	Liabilities in Excess of Other Assets — (0.1)%	(9,125)

	NET ASSETS — 100.0%	$14,825,753

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 100.5% (j)
Common Stocks — 93.9%
	Consumer Discretionary — 15.1%
	Auto Components — 0.5%
102	Dana Holding Corp.	2,008

	Diversified Consumer Services — 2.0%
69	Apollo Education Group, Inc. (a)	1,881
139	H&R Block, Inc.	4,040
143	Service Corp. International	2,591

		8,512

	Hotels, Restaurants & Leisure — 1.8%
21	Bally Technologies, Inc. (a)	1,609
16	Hyatt Hotels Corp., Class A (a)	799
131	International Game Technology	2,378
24	Marriott Vacations Worldwide Corp. (a)	1,264
64	MGM Resorts International (a)	1,511

		7,561

	Household Durables — 1.9%
21	Garmin Ltd., (Switzerland)	953
48	Jarden Corp. (a)	2,971
138	PulteGroup, Inc.	2,813
9	Whirlpool Corp.	1,456

		8,193

	Internet & Catalog Retail — 0.7%
16	Expedia, Inc.	1,108
44	HomeAway, Inc. (a)	1,799

		2,907

	Leisure Equipment & Products — 0.5%
28	Hasbro, Inc.	1,548
7	Sturm Ruger & Co., Inc.	480

		2,028

	Media — 3.0%
15	Comcast Corp., Class A	796
31	Gannett Co., Inc.	906
6	Graham Holdings Co., Class B (a)	3,980
21	Omnicom Group, Inc.	1,562
7	Regal Entertainment Group, Class A	130
18	Scripps Networks Interactive, Inc., Class A	1,571
43	Viacom, Inc., Class B	3,712

		12,657

	Multiline Retail — 0.2%
8	Dillard’s, Inc., Class A	740

	Specialty Retail — 4.1%
97	Best Buy Co., Inc.	3,887

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
84	GameStop Corp., Class A	4,116
25	Guess?, Inc.	788
46	Lowe’s Cos., Inc.	2,302
192	Office Depot, Inc. (a)	1,018
11	O’Reilly Automotive, Inc. (a)	1,365
248	Staples, Inc.	3,946

		17,422

	Textiles, Apparel & Luxury Goods — 0.4%
27	Hanesbrands, Inc.	1,880

	Total Consumer Discretionary	63,908

	Consumer Staples — 7.9%
	Beverages — 0.9%
68	Molson Coors Brewing Co., Class B	3,841

	Food & Staples Retailing — 2.2%
84	Kroger Co. (The)	3,329
344	Rite Aid Corp. (a)	1,738
65	Safeway, Inc.	2,118
40	Walgreen Co.	2,318

		9,503

	Food Products — 2.4%
96	Archer-Daniels-Midland Co.	4,146
176	Pilgrim’s Pride Corp. (a)	2,861
19	Sanderson Farms, Inc.	1,387
49	Tyson Foods, Inc., Class A	1,654

		10,048

	Household Products — 1.0%
37	Energizer Holdings, Inc.	4,057

	Personal Products — 0.8%
23	Herbalife Ltd., (Cayman Islands)	1,825
12	Nu Skin Enterprises, Inc., Class A	1,711

		3,536

	Tobacco — 0.6%
29	Altria Group, Inc.	1,131
25	Lorillard, Inc.	1,248

		2,379

	Total Consumer Staples	33,364

	Energy — 7.2%
	Energy Equipment & Services — 2.0%
56	Diamond Offshore Drilling, Inc.	3,165
20	Ensco plc, (United Kingdom), Class A	1,164
25	Helix Energy Solutions Group, Inc. (a)	586

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Energy Equipment & Services — Continued
91	Nabors Industries Ltd., (Bermuda)	1,544
14	Oil States International, Inc. (a)	1,428
16	Rowan Cos. plc, Class A (a)	564

		8,451

	Oil, Gas & Consumable Fuels — 5.2%
43	Anadarko Petroleum Corp.	3,433
8	Chevron Corp.	943
20	ConocoPhillips	1,404
32	Devon Energy Corp.	1,961
234	Kosmos Energy Ltd., (Bermuda) (a)	2,621
8	Marathon Petroleum Corp.	722
30	Newfield Exploration Co. (a)	738
29	Oasis Petroleum, Inc. (a)	1,385
29	Phillips 66	2,210
61	Tesoro Corp.	3,579
15	Whiting Petroleum Corp. (a)	948
46	World Fuel Services Corp.	1,983

		21,927

	Total Energy	30,378

	Financials — 5.6%
	Capital Markets — 0.2%
6	Ameriprise Financial, Inc.	648

	Commercial Banks — 1.0%
37	East West Bancorp, Inc.	1,281
174	Huntington Bancshares, Inc.	1,681
109	Regions Financial Corp.	1,076

		4,038

	Consumer Finance — 0.6%
26	Discover Financial Services	1,430
39	SLM Corp.	1,036

		2,466

	Diversified Financial Services — 0.5%
31	Citigroup, Inc.	1,615
8	Moody’s Corp.	597

		2,212

	Insurance — 1.5%
34	Allstate Corp. (The)	1,879
14	Aspen Insurance Holdings Ltd., (Bermuda)	579
9	Everest Re Group Ltd., (Bermuda)	1,326
13	HCC Insurance Holdings, Inc.	593
17	Prudential Financial, Inc.	1,529
7	Travelers Cos., Inc. (The)	624

		6,530

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 1.5%
38	Brandywine Realty Trust	538
22	CBL & Associates Properties, Inc.	397
12	Highwoods Properties, Inc.	436
170	RLJ Lodging Trust	4,131
6	SL Green Realty Corp.	514
15	Weingarten Realty Investors	403

		6,419

	Thrifts & Mortgage Finance — 0.3%
22	Ocwen Financial Corp. (a)	1,205

	Total Financials	23,518

	Health Care — 11.6%
	Biotechnology — 2.5%
18	Amgen, Inc.	2,110
12	Gilead Sciences, Inc. (a)	911
65	PDL BioPharma, Inc.	551
39	United Therapeutics Corp. (a)	4,357
32	Vertex Pharmaceuticals, Inc. (a)	2,412

		10,341

	Health Care Equipment & Supplies — 3.6%
20	Align Technology, Inc. (a)	1,120
12	Becton, Dickinson & Co.	1,281
31	Boston Scientific Corp. (a)	370
104	CareFusion Corp. (a)	4,130
74	Medtronic, Inc.	4,261
55	Stryker Corp.	4,110

		15,272

	Health Care Providers & Services — 4.2%
48	AmerisourceBergen Corp.	3,360
23	Cigna Corp.	1,993
24	McKesson Corp.	3,886
72	Omnicare, Inc.	4,367
46	WellPoint, Inc.	4,234

		17,840

	Pharmaceuticals — 1.3%
22	Endo Health Solutions, Inc. (a)	1,463
132	Pfizer, Inc.	4,029

		5,492

	Total Health Care	48,945

	Industrials — 16.6%
	Aerospace & Defense — 2.8%
28	Boeing Co. (The)	3,873
15	Esterline Technologies Corp. (a)	1,509

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
		Aerospace & Defense — Continued
19		Northrop Grumman Corp.	2,219
6		Raytheon Co.	578
58		Spirit Aerosystems Holdings, Inc., Class A (a)	1,990
10		TransDigm Group, Inc.	1,660

			11,829

		Air Freight & Logistics — 0.1%
2		United Parcel Service, Inc., Class B	255

		Airlines — 0.9%
9		Alaska Air Group, Inc.	635
71		Delta Air Lines, Inc.	1,962
58		Southwest Airlines Co.	1,093

			3,690

		Building Products — 0.1%
10		Allegion plc, (Ireland) (a)	443

		Commercial Services & Supplies — 2.2%
207		Pitney Bowes, Inc.	4,825
231		R.R. Donnelley & Sons Co.	4,685

			9,510

		Construction & Engineering — 2.0%
134		AECOM Technology Corp. (a)	3,954
30		EMCOR Group, Inc.	1,254
16		Fluor Corp.	1,320
36		URS Corp.	1,893

			8,421

		Electrical Equipment — 0.5%
30		EnerSys, Inc.	2,075

		Machinery — 5.2%
21		AGCO Corp.	1,268
35		Briggs & Stratton Corp.	760
16		Crane Co.	1,046
56		IDEX Corp.	4,158
30		Ingersoll-Rand plc, (Ireland)	1,851
97		ITT Corp.	4,229
81		Oshkosh Corp.	4,086
16		Parker Hannifin Corp.	2,119
—	(h)	Standex International Corp.	25
63		Terex Corp.	2,664

			22,206

		Professional Services — 2.8%
35		Dun & Bradstreet Corp. (The)	4,241
52		Manpowergroup, Inc.	4,473

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — Continued
25	Towers Watson & Co., Class A	3,200

		11,914

	Total Industrials	70,343

	Information Technology — 20.2%
	Communications Equipment — 2.9%
18	Aruba Networks, Inc. (a)	316
461	Brocade Communications Systems, Inc. (a)	4,087
71	Cisco Systems, Inc.	1,598
21	Harris Corp.	1,443
357	Polycom, Inc. (a)	4,006
18	Ubiquiti Networks, Inc. (a)	820

		12,270

	Computers & Peripherals — 4.4%
148	Hewlett-Packard Co.	4,150
117	Lexmark International, Inc., Class A	4,166
96	NetApp, Inc.	3,947
37	Seagate Technology plc, (Ireland)	2,059
51	Western Digital Corp.	4,303

		18,625

	Internet Software & Services — 2.1%
6	Twitter, Inc. (a)	388
71	VeriSign, Inc. (a)	4,249
109	Yahoo!, Inc. (a)	4,397

		9,034

	IT Services — 2.5%
99	Amdocs Ltd.	4,102
79	Computer Sciences Corp.	4,433
11	Jack Henry & Associates, Inc.	650
31	NeuStar, Inc., Class A (a)	1,526

		10,711

	Office Electronics — 0.5%
109	Xerox Corp.	1,324
11	Zebra Technologies Corp., Class A (a)	573

		1,897

	Semiconductors & Semiconductor Equipment — 2.7%
37	Broadcom Corp., Class A	1,082
23	KLA-Tencor Corp.	1,486
58	Lam Research Corp. (a)	3,180
292	Marvell Technology Group Ltd., (Bermuda)	4,201
84	NVIDIA Corp.	1,352

		11,301

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
Common Stocks — Continued
	Software — 5.1%
256	Activision Blizzard, Inc.	4,573
81	CA, Inc.	2,737
109	Cadence Design Systems, Inc. (a)	1,534
86	Microsoft Corp.	3,228
50	Oracle Corp.	1,902
16	PTC, Inc. (a)	575
202	Rovi Corp. (a)	3,974
83	Symantec Corp.	1,946
57	Take-Two Interactive Software, Inc. (a)	998

		21,467

	Total Information Technology	85,305

	Materials — 5.5%
	Chemicals — 0.6%
49	Huntsman Corp.	1,217
21	Scotts Miracle-Gro Co. (The), Class A	1,322

		2,539

	Containers & Packaging — 2.6%
21	Ball Corp.	1,067
22	Greif, Inc., Class A	1,174
33	Owens-Illinois, Inc. (a)	1,191
25	Packaging Corp. of America	1,606
121	Sealed Air Corp.	4,121
38	Silgan Holdings, Inc.	1,817

		10,976

	Metals & Mining — 1.0%
16	Reliance Steel & Aluminum Co.	1,224
37	Steel Dynamics, Inc.	715
22	SunCoke Energy, Inc. (a)	505
43	Worthington Industries, Inc.	1,790

		4,234

	Paper & Forest Products — 1.3%
35	Domtar Corp., (Canada)	3,323
50	Louisiana-Pacific Corp. (a)	933
26	Schweitzer-Mauduit International, Inc.	1,326

		5,582

	Total Materials	23,331

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.2%
106	AT&T, Inc.	3,725
227	Frontier Communications Corp.	1,055
3	Verizon Communications, Inc.	126

		4,906

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.2%
27	T-Mobile US, Inc. (a)	918

	Total Telecommunication Services	5,824

	Utilities — 2.8%
	Gas Utilities — 1.3%
24	AGL Resources, Inc.	1,116
102	UGI Corp.	4,212

		5,328

	Independent Power Producers & Energy Traders — 1.5%
273	AES Corp.	3,966
113	Calpine Corp. (a)	2,211

		6,177

	Multi-Utilities — 0.0% (g)
5	Ameren Corp.	190

	Total Utilities	11,695

	Total Common Stocks (Cost $316,685)	396,611

Short-Term Investment — 6.6%
	Investment Company — 6.6%
27,757	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $27,757)	27,757

	Total Investments — 100.5% (Cost $344,442)	424,368
	Liabilities in Excess of Other Assets — (0.5)%	(2,249)

	NET ASSETS — 100.0%	$422,119

Short Positions — 93.0%
Common Stocks — 93.0%
	Consumer Discretionary — 14.0%
	Automobiles — 0.8%
20	Harley-Davidson, Inc.	1,362
14	Tesla Motors, Inc. (a)	2,060

		3,422

	Distributors — 0.2%
25	LKQ Corp. (a)	811

	Hotels, Restaurants & Leisure — 4.2%
104	Carnival Corp.	4,198
35	Choice Hotels International, Inc.	1,698
74	Darden Restaurants, Inc.	4,033
16	Marriott International, Inc., Class A	807
5	McDonald’s Corp.	521
114	Norwegian Cruise Line Holdings Ltd. (a)	4,044
32	Yum! Brands, Inc.	2,397

		17,698

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Household Durables — 0.6%
66	D.R. Horton, Inc. (a)	1,469
22	Tempur Sealy International, Inc. (a)	1,213

		2,682

	Media — 2.7%
32	Charter Communications, Inc., Class A (a)	4,325
19	Discovery Communications, Inc., Class A (a)	1,713
41	DreamWorks Animation SKG, Inc., Class A (a)	1,459
13	Lamar Advertising Co., Class A (a)	698
9	Liberty Global plc, (United Kingdom), Class A (a)	782
505	Sirius XM Holdings, Inc. (a)	1,763
23	Thomson Reuters Corp.	868

		11,608

	Multiline Retail — 1.4%
58	Family Dollar Stores, Inc.	3,772
228	J.C. Penney Co., Inc. (a)	2,083

		5,855

	Specialty Retail — 2.5%
53	Sally Beauty Holdings, Inc. (a)	1,590
36	Signet Jewelers Ltd., (Bermuda)	2,825
45	Tractor Supply Co.	3,519
25	Ulta Salon Cosmetics & Fragrance, Inc. (a)	2,424

		10,358

	Textiles, Apparel & Luxury Goods — 1.6%
109	Fifth & Pacific Cos., Inc. (a)	3,494
12	Lululemon Athletica, Inc., (Canada) (a)	685
29	Under Armour, Inc., Class A (a)	2,530

		6,709

	Total Consumer Discretionary	59,143

	Consumer Staples — 8.2%
	Beverages — 2.5%
62	Beam, Inc.	4,193
60	Brown-Forman Corp., Class B	4,507
26	Monster Beverage Corp. (a)	1,785

		10,485

	Food & Staples Retailing — 1.9%
18	PriceSmart, Inc.	2,031
59	United Natural Foods, Inc. (a)	4,467
25	Whole Foods Market, Inc.	1,453

		7,951

	Food Products — 2.6%
138	Flowers Foods, Inc.	2,965
53	Hain Celestial Group, Inc. (The) (a)	4,818

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
12	Hormel Foods Corp.	543
25	McCormick & Co., Inc. (Non-Voting)	1,753
31	Mondelez International, Inc., Class A	1,080

		11,159

	Household Products — 0.2%
11	Procter & Gamble Co. (The)	884

	Personal Products — 1.0%
39	Coty, Inc., Class A	593
49	Estee Lauder Cos., Inc. (The), Class A	3,719

		4,312

	Total Consumer Staples	34,791

	Energy — 8.3%
	Energy Equipment & Services — 1.8%
24	Dresser-Rand Group, Inc. (a)	1,441
30	FMC Technologies, Inc. (a)	1,586
479	McDermott International, Inc. (a)	4,389

		7,416

	Oil, Gas & Consumable Fuels — 6.5%
7	Cimarex Energy Co.	749
38	Concho Resources, Inc. (a)	4,147
108	CONSOL Energy, Inc.	4,100
22	Energen Corp.	1,544
71	Golar LNG Ltd., (Bermuda)	2,578
23	Gulfport Energy Corp. (a)	1,475
43	Kodiak Oil & Gas Corp. (a)	481
136	Laredo Petroleum Holdings, Inc. (a)	3,762
48	Range Resources Corp.	4,010
2	SM Energy Co.	166
53	Spectra Energy Corp.	1,885
22	Williams Cos., Inc. (The)	850
86	WPX Energy, Inc. (a)	1,744

		27,491

	Total Energy	34,907

	Financials — 6.5%
	Capital Markets — 1.2%
173	Ares Capital Corp.	3,081
22	T. Rowe Price Group, Inc.	1,858

		4,939

	Commercial Banks — 1.4%
146	TCF Financial Corp.	2,373
364	Valley National Bancorp	3,687

		6,060

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Diversified Financial Services — 0.3%
18	CME Group, Inc.	1,429

	Insurance — 1.9%
2	Alleghany Corp. (a)	746
29	Cincinnati Financial Corp.	1,501
3	Markel Corp. (a)	1,973
16	Marsh & McLennan Cos., Inc.	778
119	MBIA, Inc. (a)	1,423
34	Mercury General Corp.	1,668

		8,089

	Real Estate Investment Trusts (REITs) — 1.3%
197	American Capital Agency Corp.	3,792
165	Annaly Capital Management, Inc.	1,644

		5,436

	Thrifts & Mortgage Finance — 0.4%
105	People’s United Financial, Inc.	1,593

	Total Financials	27,546

	Health Care — 11.4%
	Biotechnology — 1.3%
7	Biogen Idec, Inc. (a)	1,909
75	Cepheid, Inc. (a)	3,482

		5,391

	Health Care Equipment & Supplies — 2.7%
32	Cooper Cos., Inc. (The)	3,935
22	DENTSPLY International, Inc.	1,051
14	HeartWare International, Inc. (a)	1,310
2	Intuitive Surgical, Inc. (a)	852
44	Teleflex, Inc.	4,153

		11,301

	Health Care Providers & Services — 4.5%
159	Brookdale Senior Living, Inc. (a)	4,318
87	Catamaran Corp. (a)	4,141
47	DaVita HealthCare Partners, Inc. (a)	2,978
6	HCA Holdings, Inc. (a)	277
22	Quest Diagnostics, Inc.	1,194
50	Team Health Holdings, Inc. (a)	2,279
59	Tenet Healthcare Corp. (a)	2,473
15	Universal Health Services, Inc., Class B	1,197

		18,857

	Health Care Technology — 1.0%
32	athenahealth, Inc. (a)	4,277

	Life Sciences Tools & Services — 0.2%
20	PerkinElmer, Inc.	822

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 1.7%
46	Bristol-Myers Squibb Co.	2,422
16	Perrigo Co. plc	2,497
78	Zoetis, Inc.	2,533

		7,452

	Total Health Care	48,100

	Industrials — 17.6%
	Aerospace & Defense — 3.1%
15	B/E Aerospace, Inc. (a)	1,342
57	DigitalGlobe, Inc. (a)	2,334
62	Hexcel Corp. (a)	2,779
10	Precision Castparts Corp.	2,730
52	Triumph Group, Inc.	3,971

		13,156

	Building Products — 0.8%
26	Armstrong World Industries, Inc. (a)	1,497
48	Owens Corning (a)	1,940

		3,437

	Commercial Services & Supplies — 4.6%
72	Clean Harbors, Inc. (a)	4,292
125	Copart, Inc. (a)	4,572
47	Covanta Holding Corp.	840
66	Iron Mountain, Inc.	1,992
46	Republic Services, Inc.	1,525
7	Rollins, Inc.	219
15	Stericycle, Inc. (a)	1,734
50	Waste Connections, Inc.	2,166
46	Waste Management, Inc.	2,072

		19,412

	Construction & Engineering — 1.0%
136	Quanta Services, Inc. (a)	4,306

	Electrical Equipment — 0.4%
16	Acuity Brands, Inc.	1,706

	Machinery — 3.2%
12	Chart Industries, Inc. (a)	1,185
23	Graco, Inc.	1,769
151	Harsco Corp.	4,229
58	Joy Global, Inc.	3,419
26	PACCAR, Inc.	1,561
27	Woodward, Inc.	1,214

		13,377

	Marine — 0.5%
22	Kirby Corp. (a)	2,213

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Professional Services — 1.2%
27	Advisory Board Co. (The) (a)	1,691
14	IHS, Inc., Class A (a)	1,713
23	Verisk Analytics, Inc., Class A (a)	1,492

		4,896

	Road & Rail — 0.9%
26	Genesee & Wyoming, Inc., Class A (a)	2,518
18	Ryder System, Inc.	1,329

		3,847

	Trading Companies & Distributors — 1.9%
84	Fastenal Co.	4,000
26	GATX Corp.	1,345
16	MSC Industrial Direct Co., Inc., Class A	1,304
30	Textainer Group Holdings Ltd., (Bermuda)	1,215

		7,864

	Total Industrials	74,214

	Information Technology — 19.1%
	Communications Equipment — 1.6%
12	F5 Networks, Inc. (a)	1,131
68	JDS Uniphase Corp. (a)	883
16	NETGEAR, Inc. (a)	523
63	ViaSat, Inc. (a)	3,919

		6,456

	Computers & Peripherals — 2.0%
117	NCR Corp. (a)	3,968
33	Stratasys Ltd. (a)	4,508

		8,476

	Electronic Equipment, Instruments & Components — 3.6%
30	Arrow Electronics, Inc. (a)	1,601
61	Ingram Micro, Inc., Class A (a)	1,436
46	IPG Photonics Corp. (a)	3,564
126	National Instruments Corp.	4,035
127	Trimble Navigation Ltd. (a)	4,421

		15,057

	Internet Software & Services — 1.9%
35	Akamai Technologies, Inc. (a)	1,645
17	eBay, Inc. (a)	933
8	Equinix, Inc. (a)	1,344
108	Rackspace Hosting, Inc. (a)	4,217

		8,139

	IT Services — 2.6%
22	Automatic Data Processing, Inc.	1,805
9	FleetCor Technologies, Inc. (a)	1,035

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — Continued
34	MAXIMUS, Inc.	1,496
97	Paychex, Inc.	4,425
22	Teradata Corp. (a)	985
48	VeriFone Systems, Inc. (a)	1,283

		11,029

	Semiconductors & Semiconductor Equipment — 2.7%
74	Avago Technologies Ltd., (Singapore)	3,935
48	Microchip Technology, Inc.	2,155
42	Silicon Laboratories, Inc. (a)	1,802
276	SunEdison, Inc. (a)	3,601

		11,493

	Software — 4.7%
4	Citrix Systems, Inc. (a)	241
1	Compuware Corp.	7
11	FactSet Research Systems, Inc.	1,238
65	Fortinet, Inc. (a)	1,244
21	Guidewire Software, Inc. (a)	1,027
26	NetSuite, Inc. (a)	2,722
37	Red Hat, Inc. (a)	2,086
84	Salesforce.com, Inc. (a)	4,612
27	ServiceNow, Inc. (a)	1,516
9	Tyler Technologies, Inc. (a)	919
28	Ultimate Software Group, Inc. (The) (a)	4,317

		19,929

	Total Information Technology	80,579

	Materials — 4.3%
	Chemicals — 2.8%
16	Air Products & Chemicals, Inc.	1,812
8	Airgas, Inc.	847
56	FMC Corp.	4,227
21	Mosaic Co. (The)	982
30	Praxair, Inc.	3,929

		11,797

	Construction Materials — 0.5%
30	Eagle Materials, Inc.	2,333

	Containers & Packaging — 0.4%
42	MeadWestvaco Corp.	1,552

	Metals & Mining — 0.6%
5	Allegheny Technologies, Inc.	169
56	Allied Nevada Gold Corp. (a)	199
19	Carpenter Technology Corp.	1,189
37	Newmont Mining Corp.	859

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Metals & Mining — Continued
3	Nucor Corp.	180

		2,596

	Total Materials	18,278

	Telecommunication Services — 0.6%
	Wireless Telecommunication Services — 0.6%
18	Crown Castle International Corp. (a)	1,357
112	Sprint Corp. (a)	1,200

	Total Telecommunication Services	2,557

	Utilities — 3.0%
	Electric Utilities — 0.7%
23	OGE Energy Corp.	786
39	Southern Co. (The)	1,599
27	Xcel Energy, Inc.	763

		3,148

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.9%
45	ONEOK, Inc.	2,827
24	Piedmont Natural Gas Co., Inc.	793

		3,620

	Independent Power Producers & Energy Traders — 0.3%
40	NRG Energy, Inc.	1,149

	Multi-Utilities — 1.1%
42	Dominion Resources, Inc.	2,701
62	NiSource, Inc.	2,050

		4,751

	Total Utilities	12,668

	Total Short Positions (Proceeds $349,840)	$392,783

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(13)	E-mini S&P 500	03/21/14	$(1,197)	$(40)
(18)	S&P Mid Cap 400	03/21/14	(2,411)	(77)

				$(117)

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.0%
	Consumer Discretionary — 16.3%
	Distributors — 0.4%
274	Genuine Parts Co.	22,819

	Hotels, Restaurants & Leisure — 1.6%
538	Brinker International, Inc.	24,908
1,014	ClubCorp Holdings, Inc.	17,994
712	Hilton Worldwide Holdings, Inc. (a)	15,835
559	Marriott International, Inc., Class A	27,612

		86,349

	Household Durables — 0.5%
1,180	Brookfield Residential Properties, Inc., (Canada) (a)	28,533

	Internet & Catalog Retail — 1.4%
1,053	Expedia, Inc.	73,380

	Media — 4.2%
443	CBS Corp. (Non-Voting), Class B	28,218
866	Clear Channel Outdoor Holdings, Inc., Class A	8,777
645	DIRECTV (a)	44,570
1,270	DISH Network Corp., Class A (a)	73,564
1,200	Entercom Communications Corp., Class A (a)	12,617
1,378	Gannett Co., Inc.	40,747
133	Time Warner Cable, Inc.	17,967

		226,460

	Multiline Retail — 1.5%
1,484	Kohl’s Corp.	84,234

	Specialty Retail — 5.9%
176	AutoZone, Inc. (a)	83,936
771	Bed Bath & Beyond, Inc. (a)	61,927
673	Best Buy Co., Inc.	26,843
1,470	Gap, Inc. (The)	57,452
378	Home Depot, Inc. (The)	31,158
821	PetSmart, Inc.	59,760

		321,076

	Textiles, Apparel & Luxury Goods — 0.8%
643	Hanesbrands, Inc.	45,155

	Total Consumer Discretionary	888,006

	Consumer Staples — 5.6%
	Beverages — 1.9%
386	Diageo plc, (United Kingdom), ADR	51,167
1,107	Dr. Pepper Snapple Group, Inc.	53,946

		105,113

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.8%
782	Walgreen Co.	44,941
686	Wal-Mart Stores, Inc.	53,989

		98,930

	Food Products — 0.5%
354	TreeHouse Foods, Inc. (a)	24,376

	Household Products — 1.4%
956	Procter & Gamble Co. (The)	77,836

	Total Consumer Staples	306,255

	Energy — 9.4%
	Oil, Gas & Consumable Fuels — 9.4%
1,202	Devon Energy Corp.	74,349
2,358	Exxon Mobil Corp.	238,579
453	NuStar GP Holdings LLC	12,734
1,057	PBF Energy, Inc., Class A	33,267
778	Phillips 66	59,976
878	QEP Resources, Inc.	26,905
934	Southwestern Energy Co. (a)	36,727
639	Teekay Corp., (Bermuda)	30,659

	Total Energy	513,196

	Financials — 30.2%
	Capital Markets — 3.2%
304	Ameriprise Financial, Inc.	35,021
1,467	Legg Mason, Inc.	63,790
740	Northern Trust Corp.	45,781
393	T. Rowe Price Group, Inc.	32,930

		177,522

	Commercial Banks — 8.9%
506	First Republic Bank	26,504
429	M&T Bank Corp.	49,927
1,034	National Bank Holdings Corp., Class A	22,120
624	PNC Financial Services Group, Inc. (The)	48,394
1,366	SunTrust Banks, Inc.	50,279
1,515	U.S. Bancorp	61,222
4,956	Wells Fargo & Co.	224,998

		483,444

	Consumer Finance — 2.1%
1,500	Capital One Financial Corp.	114,946

	Diversified Financial Services — 2.8%
5,879	Bank of America Corp.	91,536
1,209	Citigroup, Inc.	62,977

		154,513

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Insurance — 9.5%
111		Aflac, Inc.	7,435
46		Alleghany Corp. (a)	18,380
132		Allied World Assurance Co. Holdings AG, (Switzerland)	14,835
1,332		American International Group, Inc.	68,014
—	(h)	Berkshire Hathaway, Inc., Class A (a)	19,569
1,508		Hartford Financial Services Group, Inc.	54,649
1,971		Loews Corp.	95,064
882		Marsh & McLennan Cos., Inc.	42,649
1,170		Old Republic International Corp.	20,209
727		Prudential Financial, Inc.	67,062
545		Travelers Cos., Inc. (The)	49,362
1,226		Unum Group	42,994
374		W.R. Berkley Corp.	16,228

			516,450

		Real Estate Investment Trusts (REITs) — 2.8%
892		American Homes 4 Rent, Class A	14,450
1,113		American Residential Properties, Inc. (a)	19,105
863		Brixmor Property Group, Inc. (a)	17,543
924		Excel Trust, Inc.	10,524
749		Kimco Realty Corp.	14,789
1,021		Rayonier, Inc.	42,976
1,222		Starwood Property Trust, Inc.	33,838

			153,225

		Real Estate Management & Development — 0.5%
739		Brookfield Asset Management, Inc., (Canada), Class A	28,684

		Thrifts & Mortgage Finance — 0.4%
2,339		Hudson City Bancorp, Inc.	22,052

		Total Financials	1,650,836

		Health Care — 9.3%
		Health Care Providers & Services — 1.7%
255		Humana, Inc.	26,311
397		National Healthcare Corp.	21,396
602		UnitedHealth Group, Inc.	45,331

			93,038

		Pharmaceuticals — 7.6%
974		Bristol-Myers Squibb Co.	51,772
992		Johnson & Johnson	90,830
1,878		Merck & Co., Inc.	93,994
3,854		Pfizer, Inc.	118,032
515		Valeant Pharmaceuticals International, Inc. (a)	60,473

			415,101

		Total Health Care	508,139

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 5.7%
	Aerospace & Defense — 1.4%
660	United Technologies Corp.	75,154

	Industrial Conglomerates — 1.0%
667	Carlisle Cos., Inc.	52,930

	Machinery — 1.7%
675	Dover Corp.	65,194
351	Illinois Tool Works, Inc.	29,478

		94,672

	Professional Services — 1.0%
803	Equifax, Inc.	55,472

	Road & Rail — 0.6%
212	Union Pacific Corp.	35,566

	Total Industrials	313,794

	Information Technology — 6.1%
	Communications Equipment — 2.1%
3,308	Cisco Systems, Inc.	74,273
522	QUALCOMM, Inc.	38,792

		113,065

	Computers & Peripherals — 0.9%
1,842	Hewlett-Packard Co.	51,539

	Semiconductors & Semiconductor Equipment — 2.4%
889	Analog Devices, Inc.	45,267
560	KLA-Tencor Corp.	36,110
1,124	Texas Instruments, Inc.	49,359

		130,736

	Software — 0.7%
1,032	Microsoft Corp.	38,639

	Total Information Technology	333,979

	Materials — 3.0%
	Chemicals — 0.5%
425	Albemarle Corp.	26,966

	Construction Materials — 0.7%
365	Martin Marietta Materials, Inc.	36,474

	Containers & Packaging — 1.4%
775	Ball Corp.	40,021
332	Rock Tenn Co., Class A	34,811

		74,832

	Metals & Mining — 0.4%
289	Compass Minerals International, Inc.	23,126

	Total Materials	161,398

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Telecommunication Services — 1.0%
	Wireless Telecommunication Services — 1.0%
1,357	Vodafone Group plc, (United Kingdom), ADR	53,359

	Utilities — 6.4%
	Electric Utilities — 4.5%
756	American Electric Power Co., Inc.	35,331
676	Duke Energy Corp.	46,671
845	Edison International	39,116
717	NextEra Energy, Inc.	61,390
438	Northeast Utilities	18,558
1,599	Xcel Energy, Inc.	44,679

		245,745

	Multi-Utilities — 1.9%
1,169	CenterPoint Energy, Inc.	27,107
564	NiSource, Inc.	18,544
664	Sempra Energy	59,574

		105,225

	Total Utilities	350,970

	Total Common Stocks (Cost $4,088,705)	5,079,932

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 6.4%
	Investment Company — 6.4%
347,203	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $347,203)	347,203

	Total Investments — 99.4% (Cost $4,435,908)	5,427,135
	Other Assets in Excess of Liabilities — 0.6%	31,577

	NET ASSETS — 100.0%	$5,458,712

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of December 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$2,876,524	$1,006,890		$1,236,991	$1,873,690
Investments in affiliates, at value	81,356	22,556		66,929	42,060

Total investment securities, at value	2,957,880	1,029,446		1,303,920	1,915,750
Receivables:
Investment securities sold	—	591		540	—
Fund shares sold	7,901	325		3,359	5,313
Dividends from non-affiliates	630	735		868	474
Dividends from affiliates	1	—	(a)	1	1
Other Assets	—	12		—	—

Total Assets	2,966,412	1,031,109		1,308,688	1,921,538

LIABILITIES:
Payables:
Investment securities purchased	9,787	976		34,409	1,333
Fund shares redeemed	1,412	116		4,430	9,476
Accrued liabilities:
Investment advisory fees	1,559	559		672	906
Administration fees	203	40		6	—
Shareholder servicing fees	365	62		6	322
Distribution fees	158	9		21	169
Custodian and accounting fees	20	20		15	25
Trustees’ and Chief Compliance Officer’s fees	3	2		1	2
Transfer agent fees	15	15		346	998
Other	8	9		117	124

Total Liabilities	13,530	1,808		40,023	13,355

Net Assets	$2,952,882	$1,029,301		$1,268,665	$1,908,183

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Growth Advantage Fund	Mid Cap Core Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$2,026,222	$831,023	$863,197	$1,268,947
Accumulated undistributed (distributions in excess of) net investment income	(2,590)	336	(92)	(3,849)
Accumulated net realized gains (losses)	44,092	10,938	12,872	50,049
Net unrealized appreciation (depreciation)	885,158	187,004	392,688	593,036

Total Net Assets	$2,952,882	$1,029,301	$1,268,665	$1,908,183

Net Assets:
Class A	$511,230	$40,331	$60,527	$698,868
Class B	2,532	—	—	6,948
Class C	92,171	1,525	15,258	29,739
Class R2	—	441	—	631
Class R5	1,250,877	84	—	25,345
Class R6	50	581,842	—	59,986
Select Class	1,096,022	405,078	1,192,880	1,086,666

Total	$2,952,882	$1,029,301	$1,268,665	$1,908,183

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	37,552	1,873	1,457	27,588
Class B	204	—	—	388
Class C	7,410	71	372	1,379
Class R2	—	21	—	23
Class R5	89,604	4	—	903
Class R6	3	26,838	—	2,135
Select Class	79,153	18,723	28,593	38,872

Net Asset Value (a):
Class A — Redemption price per share	$13.61	$21.53	$41.54	$25.33
Class B — Offering price per share (b)	12.43	—	—	17.92
Class C — Offering price per share (b)	12.44	21.34	40.99	21.57
Class R2 — Offering and redemption price per share	—	21.44	—	27.24
Class R5 — Offering and redemption price per share	13.96	21.69	—	28.06
Class R6 — Offering and redemption price per share	13.96	21.68	—	28.09
Select Class — Offering and redemption price per share	13.85	21.64	41.72	27.96
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.36	$22.72	$43.84	$26.73

Cost of investments in non-affiliates	$1,991,366	$819,886	$844,303	$1,280,654
Cost of investments in affiliates	81,356	22,556	66,929	42,060

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$14,496,411	$396,611	$5,079,932
Investments in affiliates, at value	338,467	27,757	347,203

Total investment securities, at value	14,834,878	424,368	5,427,135
Cash	—	211	—
Deposits at broker for securities sold short	—	389,953	—
Deposits at broker for futures contracts	—	370	—
Receivables:
Investment securities sold	17,423	800	43,759
Fund shares sold	17,230	3	17,418
Dividends from non-affiliates	17,091	423	7,129
Dividends from affiliates	6	1	6

Total Assets	14,886,628	816,129	5,495,447

LIABILITIES:
Payables:
Securities sold short, at value	—	392,783	—
Dividend expense to non-affiliates on securities sold short	—	467	—
Investment securities purchased	17,282	23	30,822
Interest expense to non-affiliates on securities sold short	—	77	—
Fund shares redeemed	31,136	120	1,753
Variation margin on futures contracts	—	10	—
Accrued liabilities:
Investment advisory fees	7,537	412	2,821
Shareholder servicing fees	1,371	—	665
Distribution fees	1,102	9	429
Custodian and accounting fees	122	24	41
Trustees’ and Chief Compliance Officer’s fees	18	1	8
Other	2,307	84	196

Total Liabilities	60,875	394,010	36,735

Net Assets	$14,825,753	$422,119	$5,458,712

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$9,929,544	$451,127	$4,430,257
Accumulated undistributed (distributions in excess of) net investment income	2,640	(4,473)	(881)
Accumulated net realized gains (losses)	44,787	(61,401)	38,109
Net unrealized appreciation (depreciation)	4,848,782	36,866	991,227

Total Net Assets	$14,825,753	$422,119	$5,458,712

Net Assets:
Class A	$3,333,576	$13,110	$1,212,340
Class B	12,570	252	—
Class C	589,548	9,738	293,855
Class R2	67,511	—	—
Institutional Class	8,027,191	—	2,166,564
Select Class	2,795,357	399,019	1,785,953

Total	$14,825,753	$422,119	$5,458,712

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	96,564	1,320	44,795
Class B	371	27	—
Class C	17,534	1,031	10,855
Class R2	2,013	—	—
Institutional Class	228,592	—	79,790
Select Class	80,312	39,510	65,799

Net Asset Value (a):
Class A — Redemption price per share	$34.52	$9.93	$27.06
Class B — Offering price per share (b)	33.87	9.43	—
Class C — Offering price per share (b)	33.62	9.44	27.07
Class R2 — Offering and redemption price per share	33.53	—	—
Institutional Class — Offering and redemption price per share	35.12	—	27.15
Select Class — Offering and redemption price per share	34.81	10.10	27.14
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$36.43	$10.48	$28.56

Cost of investments in non-affiliates	$9,647,629	$316,685	$4,088,705
Cost of investments in affiliates	338,467	27,757	347,203
Proceeds from securities sold short	—	349,840	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund		Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$10,248	$6,256		$7,256		$7,261
Dividend income from affiliates	8	10		9		8

Total investment income	10,256	6,266		7,265		7,269

EXPENSES:
Investment advisory fees	8,066	3,165		3,703		5,772
Administration fees	1,044	410		479		747
Distribution fees:
Class A	478	43		49		816
Class B	8	—		—		27
Class C	242	3		39		101
Class R2	—	1		—		1
Shareholder servicing fees:
Class A	478	43		49		816
Class B	3	—		—		9
Class C	80	1		13		34
Class R2	—	—	(a)	—		— (a)
Class R5	260	—	(a)	—		6
Select Class	1,240	553		1,362		1,265
Custodian and accounting fees	37	29		24		37
Interest expense to affiliates	—	—	(a)	—	(a)	—
Professional fees	26	27		27		30
Trustees’ and Chief Compliance Officer’s fees	14	5		6		10
Printing and mailing costs	47	19		111		110
Registration and filing fees	138	51		75		55
Transfer agent fees	473	63		1,111		1,284
Other	50	10		9		18

Total expenses	12,684	4,423		7,057		11,138

Less amounts waived	(191)	(371)		(1,852)		(1,842)

Net expenses	12,493	4,052		5,205		9,296

Net investment income (loss)	(2,237)	2,214		2,060		(2,027)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	137,896	32,445		63,620		183,600
Distributions of realized gains by investment company affiliates	1	—		1		—
Change in net unrealized appreciation/depreciation of investments in non-affiliates	407,828	128,965		124,615		181,132

Net realized/unrealized gains (losses)	545,725	161,410		188,236		364,732

Change in net assets resulting from operations	$543,488	$163,624		$190,296		$362,705

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$123,425	$2,771	$47,350
Dividend income from affiliates	170	8	38

Total investment income	123,595	2,779	47,388

EXPENSES:
Investment advisory fees	46,289	2,347	14,738
Administration fees	5,994	158	1,907
Distribution fees:
Class A	4,104	17	1,257
Class B	51	1	—
Class C	2,131	39	955
Class R2	157	—	—
Shareholder servicing fees:
Class A	4,104	17	1,257
Class B	17	— (a)	—
Class C	710	13	318
Class R2	79	—	—
Institutional Class	3,679	—	901
Select Class	3,696	439	1,841
Custodian and accounting fees	214	42	71
Professional fees	66	35	35
Trustees’ and Chief Compliance Officer’s fees	80	2	25
Printing and mailing costs	604	3	126
Registration and filing fees	262	25	131
Transfer agent fees	7,802	53	1,713
Other	131	11	21
Dividend expense to non-affiliates on securities sold short	—	2,066	—
Interest expense to non-affiliates on securities sold short	—	333	—

Total expenses	80,170	5,601	25,296

Less amounts waived	(12,528)	(832)	(2,956)

Net expenses	67,642	4,769	22,340

Net investment income (loss)	55,953	(1,990)	25,048

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	413,993	42,234	152,985
Futures	—	(970)	—
Securities sold short	—	(31,780)	—

Net realized gain (loss)	413,993	9,484	152,985

Distributions of realized gains by investment company affiliates	6	—	5
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,421,768	19,890	409,220
Futures	—	(124)	—
Securities sold short	—	(21,407)	—

Change in net unrealized appreciation/depreciation	1,421,768	(1,641)	409,220

Net realized/unrealized gains (losses)	1,835,767	7,843	562,210

Change in net assets resulting from operations	$1,891,720	$5,853	$587,258

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,237)	$6,260	$2,214	$8,236
Net realized gain (loss)	137,896	56,467	32,445	107,445
Distributions of capital gains received from investment company affiliates	1	—	—	—
Change in net unrealized appreciation/depreciation	407,828	252,716	128,965	43,825

Change in net assets resulting from operations	543,488	315,443	163,624	159,506

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(188)	(24)	(194)
From net realized gains	(21,773)	(670)	(4,446)	(241)
Class B
From net realized gains	(123)	(8)	—	—
Class C
From net investment income	—	—	(1)	— (a)
From net realized gains	(4,242)	(106)	(156)	(2)
Class R2
From net investment income	—	—	— (a)	(1)
From net realized gains	—	—	(49)	(1)
Class R5
From net investment income	—	(2,904)	— (a)	(1)
From net realized gains	(54,106)	(1,960)	(9)	(1)
Class R6
From net investment income	—	—	(2,504)	(3,133)
From net realized gains	—	—	(64,087)	(3,322)
Select Class
From net investment income	—	(1,645)	(1,001)	(4,129)
From net realized gains	(49,152)	(2,119)	(50,490)	(5,178)

Total distributions to shareholders	(129,396)	(9,600)	(122,767)	(16,203)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	539,368	338,022	125,024	370,595

NET ASSETS:
Change in net assets	953,460	643,865	165,881	513,898
Beginning of period	1,999,422	1,355,557	863,420	349,522

End of period	$2,952,882	$1,999,422	$1,029,301	$863,420

Accumulated undistributed (distributions in excess of) net investment income	$(2,590)	$(353)	$336	$1,652

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,060	$5,474	$(2,027)	$155
Net realized gain (loss)	63,620	64,936	183,600	146,094
Distributions of capital gains received from investment company affiliates	1	—	—	—
Change in net unrealized appreciation/depreciation	124,615	143,890	181,132	169,741

Change in net assets resulting from operations	190,296	214,300	362,705	315,990

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(29)	(31)	—	—
From net realized gains	(4,217)	(75)	(69,231)	(25,563)
Class B
From net realized gains	—	—	(943)	(531)
Class C
From net investment income	—	(1)	—	—
From net realized gains	(1,100)	(15)	(3,392)	(1,148)
Class R2
From net realized gains	—	—	(58)	(11)
Class R5
From net realized gains	—	—	(2,276)	(664)
Class R6
From net realized gains	—	—	(5,408)	(826)
Select Class
From net investment income	(1,909)	(4,620)	—	—
From net realized gains	(90,616)	(6,960)	(99,863)	(36,115)

Total distributions to shareholders	(97,871)	(11,702)	(181,171)	(64,858)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	216,013	(63,705)	148,852	(100,151)

NET ASSETS:
Change in net assets	308,438	138,893	330,386	150,981
Beginning of period	960,227	821,334	1,577,797	1,426,816

End of period	$1,268,665	$960,227	$1,908,183	$1,577,797

Accumulated undistributed (distributions in excess of) net investment income	$(92)	$(214)	$(3,849)	$(1,822)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$55,953	$98,124	$(1,990)	$(4,302)
Net realized gain (loss)	413,993	465,647	9,484	21,526
Distributions of capital gains received from investment company affiliates	6	—	—	—
Change in net unrealized appreciation/depreciation	1,421,768	1,779,184	(1,641)	(12,985)

Change in net assets resulting from operations	1,891,720	2,342,955	5,853	4,239

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(14,338)	(25,622)	—	—
From net realized gains	(135,361)	(19,155)	—	—
Class B
From net realized gains	(524)	(292)	—	—
Class C
From net investment income	(38)	(2,608)	—	—
From net realized gains	(24,588)	(3,426)	—	—
Class R2
From net investment income	(201)	(363)	—	—
From net realized gains	(2,784)	(258)	—	—
Institutional Class
From net investment income	(69,637)	(64,280)	—	—
From net realized gains	(318,626)	(34,137)	—	—
Select Class
From net investment income	(17,743)	(27,916)	—	—
From net realized gains	(112,976)	(17,242)	—	—

Total distributions to shareholders	(696,816)	(195,299)	—	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	367,867	3,305,779	72,480	(174,093)

NET ASSETS:
Change in net assets	1,562,771	5,453,435	78,333	(169,854)
Beginning of period	13,262,982	7,809,547	343,786	513,640

End of period	$14,825,753	$13,262,982	$422,119	$343,786

Accumulated undistributed (distributions in excess of) net investment income	$2,640	$48,644	$(4,473)	$(2,483)

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Value Advantage Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$25,048	$27,476
Net realized gain (loss)	152,985	52,298
Distributions of capital gains received from investment company affiliates	5	—
Change in net unrealized appreciation/depreciation	409,220	438,061

Change in net assets resulting from operations	587,258	517,835

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6,931)	(4,504)
From net realized gains	(30,061)	(1,946)
Class C
From net investment income	(562)	(368)
From net realized gains	(7,282)	(536)
Institutional Class
From net investment income	(19,755)	(8,338)
From net realized gains	(54,303)	(2,763)
Select Class
From net investment income	(12,951)	(7,570)
From net realized gains	(42,336)	(2,914)

Total distributions to shareholders	(174,181)	(28,939)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,348,712	2,075,888

NET ASSETS:
Change in net assets	1,761,789	2,564,784
Beginning of period	3,696,923	1,132,139

End of period	$5,458,712	$3,696,923

Accumulated undistributed (distributions in excess of) net investment income	$(881)	$14,270

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$202,146	$118,895	$12,837	$30,581
Distributions reinvested	21,355	834	4,373	434
Cost of shares redeemed	(49,865)	(80,737)	(6,436)	(7,742)

Change in net assets resulting from Class A capital transactions	$173,636	$38,992	$10,774	$23,273

Class B
Proceeds from shares issued	$179	$106	$—	$—
Distributions reinvested	118	7	—	—
Cost of shares redeemed	(223)	(752)	—	—

Change in net assets resulting from Class B capital transactions	$74	$(639)	$—	$—

Class C
Proceeds from shares issued	$40,985	$15,313	$1,053	$402
Distributions reinvested	3,500	83	153	2
Cost of shares redeemed	(4,481)	(6,338)	(93)	(134)

Change in net assets resulting from Class C capital transactions	$40,004	$9,058	$1,113	$270

Class R2
Proceeds from shares issued	$—	$—	$232	$139
Distributions reinvested	—	—	16	2
Cost of shares redeemed	—	—	(25)	(1)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$223	$140

Class R5
Proceeds from shares issued	$206,397	$327,999	$—	$—
Distributions reinvested	54,106	4,864	9	2
Cost of shares redeemed	(19,995)	(97,306)	—	—

Change in net assets resulting from Class R5 capital transactions	$240,508	$235,557	$9	$2

Class R6 (a)
Proceeds from shares issued	$50	$—	$96,094	$370,724
Distributions reinvested	—	—	66,591	6,360
Cost of shares redeemed	—	—	(3)	(60,026)

Change in net assets resulting from Class R6 capital transactions	$50	$—	$162,682	$317,058

Select Class
Proceeds from shares issued	$214,819	$347,648	$9,180	$184,036
Distributions reinvested	20,345	264	2,460	201
Cost of shares redeemed	(150,068)	(292,858)	(61,417)	(154,385)

Change in net assets resulting from Select Class capital transactions	$85,096	$55,054	$(49,777)	$29,852

Total change in net assets resulting from capital transactions	$539,368	$338,022	$125,024	$370,595

(a)	Commencement of offering of class of shares effective December 23, 2013 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	15,571	11,374	574	1,728
Reinvested	1,645	85	213	25
Redeemed	(3,877)	(7,790)	(289)	(405)

Change in Class A Shares	13,339	3,669	498	1,348

Class B
Issued	15	10	—	—
Reinvested	10	1	—	—
Redeemed	(19)	(79)	—	—

Change in Class B Shares	6	(68)	—	—

Class C
Issued	3,437	1,585	47	21
Reinvested	295	9	7	—	(a)
Redeemed	(380)	(669)	(4)	(7)

Change in Class C Shares	3,352	925	50	14

Class R2
Issued	—	—	11	7
Reinvested	—	—	1	—	(a)
Redeemed	—	—	(1)	—	(a)

Change in Class R2 Shares	—	—	11	7

Class R5
Issued	15,558	32,409	—	—
Reinvested	4,065	481	1	—	(a)
Redeemed	(1,531)	(9,664)	—	—

Change in Class R5 Shares	18,092	23,226	1	—	(a)

Class R6 (b)
Issued	3	—	4,280	20,721
Reinvested	—	—	3,201	356
Redeemed	—	—	— (a)	(3,360)

Change in Class R6 Shares	3	—	7,481	17,717

Select Class
Issued	16,494	31,902	424	10,273
Reinvested	1,541	26	119	11
Redeemed	(11,529)	(28,131)	(2,740)	(8,021)

Change in Select Class Shares	6,506	3,797	(2,197)	2,263

(a)	Amount rounds to less than 1,000.
(b)	Commencement of offering of class of shares effective December 23, 2013 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$35,763	$17,130	$40,866	$48,342
Distributions reinvested	4,242	106	65,053	23,844
Cost of shares redeemed	(2,808)	(5,274)	(57,579)	(115,922)

Change in net assets resulting from Class A capital transactions	$37,197	$11,962	$48,340	$(43,736)

Class B
Proceeds from shares issued	$—	$—	$44	$163
Distributions reinvested	—	—	905	512
Cost of shares redeemed	—	—	(1,400)	(4,906)

Change in net assets resulting from Class B capital transactions	$—	$—	$(451)	$(4,231)

Class C
Proceeds from shares issued	$8,269	$4,723	$3,537	$2,471
Distributions reinvested	1,100	16	2,860	948
Cost of shares redeemed	(836)	(349)	(2,433)	(5,306)

Change in net assets resulting from Class C capital transactions	$8,533	$4,390	$3,964	$(1,887)

Class R2
Proceeds from shares issued	$—	$—	$355	$122
Distributions reinvested	—	—	58	11
Cost of shares redeemed	—	—	(139)	(90)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$274	$43

Class R5
Proceeds from shares issued	$—	$—	$4,753	$4,842
Distributions reinvested	—	—	2,276	664
Cost of shares redeemed	—	—	(1,903)	(5,382)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$5,126	$124

Class R6
Proceeds from shares issued	$—	$—	$6,861	$32,440
Distributions reinvested	—	—	4,757	826
Cost of shares redeemed	—	—	(4,748)	(4,753)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$6,870	$28,513

Select Class
Proceeds from shares issued	$289,002	$425,901	$85,888	$131,018
Distributions reinvested	81,358	10,102	84,914	30,576
Cost of shares redeemed	(200,077)	(516,060)	(86,073)	(240,571)

Change in net assets resulting from Select Class capital transactions	$170,283	$(80,057)	$84,729	$(78,977)

Total change in net assets resulting from capital transactions	$216,013	$(63,705)	$148,852	$(100,151)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	862	475	1,615	2,246
Reinvested	107	3	2,708	1,214
Redeemed	(68)	(147)	(2,259)	(5,508)

Change in Class A Shares	901	331	2,064	(2,048)

Class B
Issued	—	—	3	11
Reinvested	—	—	53	35
Redeemed	—	—	(75)	(313)

Change in Class B Shares	—	—	(19)	(267)

Class C
Issued	201	132	161	134
Reinvested	28	1	140	55
Redeemed	(20)	(10)	(111)	(292)

Change in Class C Shares	209	123	190	(103)

Class R2
Issued	—	—	13	5
Reinvested	—	—	2	1
Redeemed	—	—	(5)	(4)

Change in Class R2 Shares	—	—	10	2

Class R5
Issued	—	—	177	207
Reinvested	—	—	86	31
Redeemed	—	—	(70)	(229)

Change in Class R5 Shares	—	—	193	9

Class R6
Issued	—	—	245	1,389
Reinvested	—	—	179	39
Redeemed	—	—	(173)	(204)

Change in Class R6 Shares	—	—	251	1,224

Select Class
Issued	7,020	12,148	3,097	5,687
Reinvested	2,038	297	3,204	1,429
Redeemed	(4,871)	(14,229)	(3,099)	(10,555)

Change in Select Class Shares	4,187	(1,784)	3,202	(3,439)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$247,511	$1,210,890	$2,055	$5,478
Distributions reinvested	139,350	42,247	—	—
Cost of shares redeemed	(491,193)	(610,574)	(3,223)	(11,203)

Change in net assets resulting from Class A capital transactions	$(104,332)	$642,563	$(1,168)	$(5,725)

Class B
Proceeds from shares issued	$52	$334	$3	$3
Distributions reinvested	502	267	—	—
Cost of shares redeemed	(4,631)	(49,930)	(283)	(870)

Change in net assets resulting from Class B capital transactions	$(4,077)	$(49,329)	$(280)	$(867)

Class C
Proceeds from shares issued	$17,449	$133,195	$104	$751
Distributions reinvested	19,472	4,745	—	—
Cost of shares redeemed	(31,043)	(66,664)	(1,656)	(5,233)

Change in net assets resulting from Class C capital transactions	$5,878	$71,276	$(1,552)	$(4,482)

Class R2
Proceeds from shares issued	$10,559	$45,141	$—	$—
Distributions reinvested	2,790	576	—	—
Cost of shares redeemed	(8,068)	(10,908)	—	—

Change in net assets resulting from Class R2 capital transactions	$5,281	$34,809	$—	$—

Institutional Class
Proceeds from shares issued	$1,168,105	$2,982,640	$—	$—
Distributions reinvested	315,542	79,639	—	—
Cost of shares redeemed	(678,281)	(1,002,437)	—	—

Change in net assets resulting from Institutional Class capital transactions	$805,366	$2,059,842	$—	$—

Select Class
Proceeds from shares issued	$293,329	$1,124,563	$78,247	$29,513
Distributions reinvested	120,569	34,904	—	—
Cost of shares redeemed	(754,147)	(612,849)	(2,767)	(192,532)

Change in net assets resulting from Select Class capital transactions	$(340,249)	$546,618	$75,480	$(163,019)

Total change in net assets resulting from capital transactions	$367,867	$3,305,779	$72,480	$(174,093)

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	7,353	42,201	209	567
Reinvested	4,172	1,526	—	—
Redeemed	(14,641)	(21,054)	(330)	(1,165)

Change in Class A Shares	(3,116)	22,673	(121)	(598)

Class B
Issued	2	12	1	— (a)
Reinvested	15	10	—	—
Redeemed	(141)	(1,796)	(31)	(94)

Change in Class B Shares	(124)	(1,774)	(30)	(94)

Class C
Issued	535	4,806	10	81
Reinvested	602	176	—	—
Redeemed	(946)	(2,386)	(178)	(568)

Change in Class C Shares	191	2,596	(168)	(487)

Class R2
Issued	323	1,617	—	—
Reinvested	86	22	—	—
Redeemed	(246)	(378)	—	—

Change in Class R2 Shares	163	1,261	—	—

Institutional Class
Issued	33,569	101,790	—	—
Reinvested	9,240	2,827	—	—
Redeemed	(19,677)	(34,195)	—	—

Change in Institutional Class Shares	23,132	70,422	—	—

Select Class
Issued	8,647	38,813	7,798	3,039
Reinvested	3,571	1,250	—	—
Redeemed	(21,757)	(20,799)	(278)	(19,620)

Change in Select Class Shares	(9,539)	19,264	7,520	(16,581)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Value Advantage Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$420,020	$586,395
Distributions reinvested	34,685	6,154
Cost of shares redeemed	(119,561)	(121,764)

Change in net assets resulting from Class A capital transactions	$335,144	$470,785

Class C
Proceeds from shares issued	$63,275	$82,479
Distributions reinvested	6,053	752
Cost of shares redeemed	(11,300)	(20,667)

Change in net assets resulting from Class C capital transactions	$58,028	$62,564

Institutional Class
Proceeds from shares issued	$687,571	$953,269
Distributions reinvested	69,075	10,007
Cost of shares redeemed	(206,082)	(69,891)

Change in net assets resulting from Institutional Class capital transactions	$550,564	$893,385

Select Class
Proceeds from shares issued	$619,318	$759,414
Distributions reinvested	49,543	7,729
Cost of shares redeemed	(263,885)	(117,989)

Change in net assets resulting from Select Class capital transactions	$404,976	$649,154

Total change in net assets resulting from capital transactions	$1,348,712	$2,075,888

SHARE TRANSACTIONS:
Class A
Issued	16,227	26,590
Reinvested	1,320	287
Redeemed	(4,587)	(5,402)

Change in Class A Shares	12,960	21,475

Class C
Issued	2,434	3,602
Reinvested	232	35
Redeemed	(433)	(938)

Change in Class C Shares	2,233	2,699

Institutional Class
Issued	26,119	42,258
Reinvested	2,610	466
Redeemed	(7,758)	(3,137)

Change in Institutional Class Shares	20,971	39,587

Select Class
Issued	23,439	34,123
Reinvested	1,877	360
Redeemed	(9,896)	(5,249)

Change in Select Class Shares	15,420	29,234

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$11.43	$(0.03	)(f)	$2.85	$2.82	$—	$(0.64)	$(0.64)
Year Ended June 30, 2013	9.49	0.01	(f)(g)	1.97	1.98	(0.01)	(0.03)	(0.04)
Year Ended June 30, 2012	9.28	(0.03	)(f)(h)	0.24	0.21	—	—	—
Year Ended June 30, 2011	6.76	(0.04	)(f)	2.56	2.52	—	—	—
Year Ended June 30, 2010	5.88	(0.03	)(f)	0.91	0.88	—	—	—
Year Ended June 30, 2009	8.14	(0.03	)(f)	(2.23)	(2.26)	—	—	—

Class B
Six Months Ended December 31, 2013 (Unaudited)	10.50	(0.05	)(f)	2.62	2.57	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.76	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.22	0.15	—	—	—
Year Ended June 30, 2011	6.31	(0.07	)(f)	2.37	2.30	—	—	—
Year Ended June 30, 2010	5.51	(0.06	)(f)	0.86	0.80	—	—	—
Year Ended June 30, 2009	7.67	(0.06	)(f)	(2.10)	(2.16)	—	—	—

Class C
Six Months Ended December 31, 2013 (Unaudited)	10.51	(0.05	)(f)	2.62	2.57	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.77	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.23	0.16	—	—	—
Year Ended June 30, 2011	6.31	(0.08	)(f)	2.38	2.30	—	—	—
Year Ended June 30, 2010	5.52	(0.06	)(f)	0.85	0.79	—	—	—
Year Ended June 30, 2009	7.68	(0.06	)(f)	(2.10)	(2.16)	—	—	—

Class R5
Six Months Ended December 31, 2013 (Unaudited)	11.68	—	(f)(j)	2.92	2.92	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.69	0.06	(f)(g)	2.01	2.07	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(f)(h)	0.24	0.25	—	—	—
Year Ended June 30, 2011	6.86	—	(f)(j)	2.58	2.58	—	—	—
Year Ended June 30, 2010	5.93	—	(f)(j)	0.93	0.93	—	—	—
January 8, 2009 (i) through June 30, 2009	5.37	—	(f)(j)	0.56	0.56	—	—	—

Class R6
December 23, 2013 (i) through December 31, 2013 (Unaudited)	13.86	—	(f)(j)	0.10	0.10	—	—	—

Select Class
Six Months Ended December 31, 2013 (Unaudited)	11.60	(0.01	)(f)	2.90	2.89	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.63	0.04	(f)(g)	1.98	2.02	(0.02)	(0.03)	(0.05)
Year Ended June 30, 2012	9.39	(0.02	)(f)(h)	0.26	0.24	—	—	—
Year Ended June 30, 2011	6.83	(0.02	)(f)	2.58	2.56	—	—	—
Year Ended June 30, 2010	5.93	(0.01	)(f)	0.91	0.90	—	—	—
Year Ended June 30, 2009	8.18	(0.01	)(f)	(2.24)	(2.25)	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$13.61	24.91%	$511,230	1.24%	(0.41)%		1.30%	34%
11.43	20.95	276,670	1.24	0.11	(g)	1.28	76
9.49	2.26	194,911	1.25	(0.37	)(h)	1.30	86
9.28	37.28	176,492	1.25	(0.45)		1.31	96
6.76	14.97	101,814	1.31	(0.41)		1.31	102
5.88	(27.76)	71,841	1.35	(0.48)		1.42	119

12.43	24.73	2,532	1.73	(0.91)		1.79	34
10.50	20.29	2,081	1.74	(0.38	)(g)	1.78	76
8.76	1.74	2,327	1.75	(0.89	)(h)	1.80	86
8.61	36.45	3,157	1.75	(0.94)		1.81	96
6.31	14.52	3,070	1.81	(0.91)		1.81	102
5.51	(28.16)	3,304	1.87	(1.02)		1.92	119

12.44	24.71	92,171	1.74	(0.91)		1.80	34
10.51	20.27	42,655	1.74	(0.38	)(g)	1.78	76
8.77	1.86	27,469	1.75	(0.84	)(h)	1.80	86
8.61	36.45	20,676	1.75	(0.95)		1.81	96
6.31	14.31	12,811	1.81	(0.91)		1.81	102
5.52	(28.13)	9,300	1.87	(1.02)		1.91	119

13.96	25.23	1,250,877	0.84	(0.02)		0.85	34
11.68	21.49	835,233	0.83	0.55	(g)	0.84	76
9.69	2.65	468,064	0.85	0.07	(h)	0.85	86
9.44	37.61	179,677	0.86	(0.05)		0.86	96
6.86	15.68	76,767	0.86	0.05		0.86	102
5.93	10.43	46,312	0.90	(0.08)		1.06	119

13.96	0.72	50	0.80	(0.17)		0.82	34

13.85	25.15	1,096,022	1.04	(0.21)		1.05	34
11.60	21.14	842,783	1.03	0.37	(g)	1.03	76
9.63	2.56	662,786	1.05	(0.18	)(h)	1.05	86
9.39	37.48	836,154	1.06	(0.27)		1.06	96
6.83	15.18	604,663	1.06	(0.16)		1.06	102
5.93	(27.51)	441,345	1.10	(0.24)		1.17	119

(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.06), $(0.06), $0.03 and $0.01 for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, (0.66)%, 0.27% and 0.09% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.09), $(0.01) and $(0.03) for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.56)%, (1.08)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Core Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$20.60	$0.01	(f)(g)	$3.64	$3.65	$(0.01)	$(2.71)	$(2.72)
Year Ended June 30, 2013	17.16	0.15	(f)(h)	3.66	3.81	(0.16)	(0.21)	(0.37)
Year Ended June 30, 2012	17.19	0.08	(f)	(0.10)	(0.02)	— (i)	(0.01)	(0.01)
November 30, 2010 (j) through June 30, 2011	15.00	0.01	(f)	2.18	2.19	— (i)	—	— (i)

Class C
Six Months Ended December 31, 2013 (Unaudited)	20.49	(0.05	)(f)(g)	3.62	3.57	(0.01)	(2.71)	(2.72)
Year Ended June 30, 2013	17.03	0.04	(f)(h)	3.67	3.71	(0.04)	(0.21)	(0.25)
Year Ended June 30, 2012	17.15	—	(f)(i)	(0.11)	(0.11)	— (i)	(0.01)	(0.01)
November 30, 2010 (j) through June 30, 2011	15.00	(0.04	)(f)	2.19	2.15	—	—	—

Class R2
Six Months Ended December 31, 2013 (Unaudited)	20.55	(0.02	)(f)(g)	3.63	3.61	(0.01)	(2.71)	(2.72)
Year Ended June 30, 2013	17.10	0.10	(f)(h)	3.65	3.75	(0.09)	(0.21)	(0.30)
Year Ended June 30, 2012	17.17	0.04	(f)	(0.10)	(0.06)	— (i)	(0.01)	(0.01)
November 30, 2010 (j) through June 30, 2011	15.00	(0.02	)(f)	2.19	2.17	—	—	—

Class R5
Six Months Ended December 31, 2013 (Unaudited)	20.75	0.06	(f)(g)	3.67	3.73	(0.08)	(2.71)	(2.79)
Year Ended June 30, 2013	17.23	0.22	(f)(h)	3.70	3.92	(0.19)	(0.21)	(0.40)
Year Ended June 30, 2012	17.23	0.15	(f)	(0.09)	0.06	(0.05)	(0.01)	(0.06)
November 30, 2010 (j) through June 30, 2011	15.00	0.05	(f)	2.19	2.24	(0.01)	—	(0.01)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	20.75	0.06	(f)(g)	3.67	3.73	(0.09)	(2.71)	(2.80)
Year Ended June 30, 2013	17.23	0.24	(f)(h)	3.69	3.93	(0.20)	(0.21)	(0.41)
Year Ended June 30, 2012	17.24	0.21	(f)	(0.15)	0.06	(0.06)	(0.01)	(0.07)
January 31, 2011 (m) through June 30, 2011	16.36	0.05	(f)	0.83	0.88	—	—	—

Select Class
Six Months Ended December 31, 2013 (Unaudited)	20.69	0.04	(f)(g)	3.67	3.71	(0.05)	(2.71)	(2.76)
Year Ended June 30, 2013	17.18	0.20	(f)(h)	3.69	3.89	(0.17)	(0.21)	(0.38)
Year Ended June 30, 2012	17.22	0.13	(f)	(0.12)	0.01	(0.04)	(0.01)	(0.05)
November 30, 2010 (j) through June 30, 2011	15.00	0.04	(f)	2.19	2.23	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.00, $(0.05), $(0.02), $0.05, $0.06 and $0.04 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.03%, (0.44)%, (0.21)%, 0.47%, 0.52% and 0.36% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.06, $(0.05), $0.01, $0.13, $0.15 and $0.11 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.32%, (0.29)%, 0.03%, 0.70%, 0.77% and 0.56% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of operations.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2011.
(l)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.
(m)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$21.53	18.38%	$40,331	1.25%		0.05	%(g)	1.28%		32%
20.60	22.57	28,329	1.24		0.80	(h)	1.28		159
17.16	(0.13)	455	1.24		0.50		1.31		44
17.19	14.70	276	1.24	(k)	0.11	(k)	5.79	(k)(l)	13

21.34	18.09	1,525	1.75		(0.41	)(g)	1.78		32
20.49	22.00	422	1.74		0.20	(h)	1.78		159
17.03	(0.65)	125	1.74		(0.02)		1.81		44
17.15	14.33	99	1.75	(k)	(0.39	)(k)	6.49	(k)(l)	13

21.44	18.21	441	1.50		(0.19	)(g)	1.53		32
20.55	22.24	210	1.49		0.51	(h)	1.53		159
17.10	(0.36)	57	1.49		0.22		1.57		44
17.17	14.53	57	1.49	(k)	(0.17	)(k)	6.84	(k)(l)	13

21.69	18.65	84	0.80		0.49	(g)	0.83		32
20.75	23.13	71	0.79		1.19	(h)	0.83		159
17.23	0.33	58	0.79		0.92		0.86		44
17.23	15.00	57	0.80	(k)	0.52	(k)	6.17	(k)(l)	13

21.68	18.65	581,842	0.75		0.55	(g)	0.78		32
20.75	23.19	401,578	0.74		1.26	(h)	0.78		159
17.23	0.33	28,251	0.74		1.18		0.78		44
17.24	5.38	53	0.75	(k)	0.68	(k)	5.52	(k)(l)	13

21.64	18.60	405,078	0.90		0.39	(g)	1.03		32
20.69	22.97	432,810	0.95		1.05	(h)	1.03		159
17.18	0.06	320,576	0.99		0.76		1.06		44
17.22	14.84	91,240	1.00	(k)	0.41	(k)	3.41	(k)(l)	13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$38.10	$0.01	(f)(g)	$6.83	$6.84	$(0.02)	$(3.38)	$(3.40)
Year Ended June 30, 2013	30.97	0.10	(f)(h)	7.36	7.46	(0.07)	(0.26)	(0.33)
Year Ended June 30, 2012	31.29	0.10	(f)(i)	(0.34)	(0.24)	(0.08)	—	(0.08)
Year Ended June 30, 2011	22.95	0.04	(f)	8.36	8.40	(0.06)	—	(0.06)
November 2, 2009 (j) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)	—	(0.06)

Class C
Six Months Ended December 31, 2013 (Unaudited)	37.71	(0.09	)(f)(g)	6.75	6.66	—	(3.38)	(3.38)
Year Ended June 30, 2013	30.75	(0.07	)(f)(h)	7.29	7.22	— (k)	(0.26)	(0.26)
Year Ended June 30, 2012	31.16	(0.05	)(f)(i)	(0.35)	(0.40)	(0.01)	—	(0.01)
Year Ended June 30, 2011	22.93	(0.12	)(f)	8.37	8.25	(0.02)	—	(0.02)
November 2, 2009 (j) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (k)	—	— (k)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	38.22	0.08	(f)(g)	6.87	6.95	(0.07)	(3.38)	(3.45)
Year Ended June 30, 2013	31.05	0.20	(f)(h)	7.40	7.60	(0.17)	(0.26)	(0.43)
Year Ended June 30, 2012	31.36	0.19	(f)(i)	(0.33)	(0.14)	(0.17)	—	(0.17)
Year Ended June 30, 2011	22.97	0.14	(f)	8.37	8.51	(0.12)	—	(0.12)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)
Year Ended June 30, 2009	28.63	0.18		(8.37)	(8.19)	(0.17)	(1.30)	(1.47)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.01, $(0.10), and $0.07 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.04%, (0.46)% and 0.36% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$41.54	18.36%	$60,527	1.24%	0.07	%(g)	1.47%	30%
38.10	24.23	21,171	1.24	0.27	(h)	1.49	67
30.97	(0.76)	6,965	1.24	0.34	(i)	1.54	55
31.29	36.60	2,918	1.24	0.14		1.53	88
22.95	6.77	1,394	1.24	0.30		1.44	56

40.99	18.06	15,258	1.74	(0.44	)(g)	1.97	30
37.71	23.60	6,136	1.74	(0.21	)(h)	2.00	67
30.75	(1.29)	1,244	1.75	(0.18	)(i)	2.03	55
31.16	35.98	447	1.74	(0.40)		2.06	88
22.93	6.40	65	1.74	(0.23)		1.92	56

41.72	18.59	1,192,880	0.89	0.38	(g)	1.22	30
38.22	24.64	932,920	0.89	0.57	(h)	1.23	67
31.05	(0.42)	813,125	0.89	0.64	(i)	1.30	55
31.36	37.09	568,854	0.89	0.50		1.27	88
22.97	21.72	463,478	0.89	0.55		1.17	56
18.97	(28.02)	195,785	0.90	0.94		1.20	107

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$22.99	$(0.05	)(f)(g)	$5.18	$5.13	$(2.79)
Year Ended June 30, 2013	19.52	(0.04	)(f)(h)	4.50	4.46	(0.99)
Year Ended June 30, 2012	23.30	(0.05	)(f)(i)	(1.72)	(1.77)	(2.01)
Year Ended June 30, 2011	16.35	(0.09	)(f)	7.04	6.95	—
Year Ended June 30, 2010	13.68	(0.09	)(f)	2.76	2.67	—
Year Ended June 30, 2009	20.46	(0.07	)(f)	(6.33)	(6.40)	(0.38)

Class B
Six Months Ended December 31, 2013 (Unaudited)	17.00	(0.08	)(f)(g)	3.79	3.71	(2.79)
Year Ended June 30, 2013	14.76	(0.11	)(f)(h)	3.34	3.23	(0.99)
Year Ended June 30, 2012	18.29	(0.12	)(f)(i)	(1.40)	(1.52)	(2.01)
Year Ended June 30, 2011	12.90	(0.16	)(f)	5.55	5.39	—
Year Ended June 30, 2010	10.85	(0.14	)(f)	2.19	2.05	—
Year Ended June 30, 2009	16.45	(0.13	)(f)	(5.09)	(5.22)	(0.38)

Class C
Six Months Ended December 31, 2013 (Unaudited)	19.97	(0.10	)(f)(g)	4.49	4.39	(2.79)
Year Ended June 30, 2013	17.17	(0.12	)(f)(h)	3.91	3.79	(0.99)
Year Ended June 30, 2012	20.88	(0.13	)(f)(i)	(1.57)	(1.70)	(2.01)
Year Ended June 30, 2011	14.73	(0.18	)(f)	6.33	6.15	—
Year Ended June 30, 2010	12.39	(0.16	)(f)	2.50	2.34	—
Year Ended June 30, 2009	18.70	(0.15	)(f)	(5.78)	(5.93)	(0.38)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	24.56	(0.08	)(f)(g)	5.55	5.47	(2.79)
Year Ended June 30, 2013	20.83	(0.07	)(f)(h)	4.79	4.72	(0.99)
Year Ended June 30, 2012	24.73	(0.07	)(f)(i)	(1.82)	(1.89)	(2.01)
Year Ended June 30, 2011	17.38	(0.13	)(f)	7.48	7.35	—
Year Ended June 30, 2010	14.56	(0.12	)(f)	2.94	2.82	—
June 19, 2009 (j) through June 30, 2009	14.56	—	(f)(k)	— (k)	— (k)	—

Class R5
Six Months Ended December 31, 2013 (Unaudited)	25.15	—	(f)(g)(k)	5.70	5.70	(2.79)
Year Ended June 30, 2013	21.18	0.06	(f)(h)	4.90	4.96	(0.99)
November 1, 2011 (j) through June 30, 2012	21.75	0.04	(f)(i)	1.40	1.44	(2.01)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	25.17	0.01	(f)(g)	5.70	5.71	(2.79)
Year Ended June 30, 2013	21.19	0.08	(f)(h)	4.89	4.97	(0.99)
November 1, 2011 (j) through June 30, 2012	21.75	0.08	(f)(i)	1.37	1.45	(2.01)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	25.08	(0.01	)(f)(g)	5.68	5.67	(2.79)
Year Ended June 30, 2013	21.15	0.03	(f)(h)	4.89	4.92	(0.99)
Year Ended June 30, 2012	24.97	0.02	(f)(i)	(1.83)	(1.81)	(2.01)
Year Ended June 30, 2011	17.47	(0.03	)(f)	7.53	7.50	—
Year Ended June 30, 2010	14.57	(0.04	)(f)	2.94	2.90	—
Year Ended June 30, 2009	21.68	(0.03	)(f)	(6.70)	(6.73)	(0.38)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.06), $(0.09), $(0.11), $(0.09), $(0.00), $0.01 and $(0.02) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.93)%, (0.95)%, (0.62)%, (0.01)%, 0.09% and (0.15)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$25.33	22.95%	$698,868	1.23%	(0.42	)%(g)	1.41%	41%
22.99	23.70	586,787	1.23	(0.17	)(h)	1.45	70
19.52	(6.61)	538,323	1.24	(0.23	)(i)	1.38	70
23.30	42.51	696,334	1.24	(0.44)		1.36	79
16.35	19.52	560,054	1.24	(0.53)		1.42	82
13.68	(30.97)	520,201	1.24	(0.48)		1.56	96

17.92	22.68	6,948	1.70	(0.89	)(g)	1.91	41
17.00	22.99	6,923	1.73	(0.69	)(h)	1.94	70
14.76	(7.08)	9,948	1.75	(0.77	)(i)	1.88	70
18.29	41.78	18,648	1.77	(0.97)		1.86	79
12.90	18.89	20,893	1.77	(1.07)		1.92	82
10.85	(31.35)	29,963	1.88	(1.14)		2.03	96

21.57	22.67	29,739	1.72	(0.91	)(g)	1.91	41
19.97	23.03	23,745	1.73	(0.67	)(h)	1.95	70
17.17	(7.06)	22,190	1.75	(0.75	)(i)	1.88	70
20.88	41.75	29,187	1.77	(0.97)		1.86	79
14.73	18.89	23,389	1.77	(1.06)		1.92	82
12.39	(31.38)	25,624	1.88	(1.13)		2.04	96

27.24	22.87	631	1.39	(0.58	)(g)	1.66	41
24.56	23.46	320	1.39	(0.32	)(h)	1.71	70
20.83	(6.72)	230	1.40	(0.35	)(i)	1.63	70
24.73	42.29	121	1.40	(0.59)		1.60	79
17.38	19.37	63	1.40	(0.69)		1.67	82
14.56	0.00	83	1.22	(0.31)		1.94	96

28.06	23.26	25,345	0.79	0.03	(g)	0.96	41
25.15	24.22	17,848	0.79	0.28	(h)	1.00	70
21.18	7.71	14,837	0.78	0.31	(i)	0.92	70

28.09	23.27	59,986	0.74	0.08	(g)	0.91	41
25.17	24.26	47,434	0.74	0.34	(h)	0.98	70
21.19	7.76	13,982	0.73	0.58	(i)	0.87	70

27.96	23.16	1,086,666	0.92	(0.11	)(g)	1.16	41
25.08	24.06	894,740	0.93	0.14	(h)	1.20	70
21.15	(6.31)	827,306	0.93	0.09	(i)	1.13	70
24.97	42.93	1,031,463	0.93	(0.13)		1.10	79
17.47	19.90	685,843	0.93	(0.22)		1.17	82
14.57	(30.74)	631,380	0.98	(0.23)		1.30	96

(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.94)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.99)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$31.68	$0.08	(f)	$4.36	$4.44	$(0.15)	$(1.45)	$(1.60)
Year Ended June 30, 2013	25.80	0.19	(f)(g)	6.20	6.39	(0.29)	(0.22)	(0.51)
Year Ended June 30, 2012	24.76	0.20	(f)	1.00	1.20	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.91	0.18	(f)	5.85	6.03	(0.18)	—	(0.18)
Year Ended June 30, 2010	15.24	0.19	(f)	3.48	3.67	—	—	—
Year Ended June 30, 2009	21.91	0.28	(f)	(5.92)	(5.64)	(0.34)	(0.69)	(1.03)

Class B
Six Months Ended December 31, 2013 (Unaudited)	31.05	—	(f)(h)	4.27	4.27	—	(1.45)	(1.45)
Year Ended June 30, 2013	25.16	0.03	(f)(g)	6.08	6.11	—	(0.22)	(0.22)
Year Ended June 30, 2012	24.10	0.07	(f)	0.99	1.06	—	—	—
Year Ended June 30, 2011	18.38	0.07	(f)	5.69	5.76	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(f)	3.39	3.49	—	—	—
Year Ended June 30, 2009	21.39	0.20	(f)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)

Class C
Six Months Ended December 31, 2013 (Unaudited)	30.84	—	(f)(h)	4.23	4.23	— (h)	(1.45)	(1.45)
Year Ended June 30, 2013	25.14	0.05	(f)(g)	6.03	6.08	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2012	24.13	0.07	(f)	0.98	1.05	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(f)	5.69	5.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(f)	3.40	3.50	—	—	—
Year Ended June 30, 2009	21.45	0.20	(f)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	30.81	0.04	(f)	4.23	4.27	(0.10)	(1.45)	(1.55)
Year Ended June 30, 2013	25.18	0.12	(f)(g)	6.03	6.15	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14	(f)	0.97	1.11	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(f)	5.76	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(f)	3.42	3.57	—	—	—
November 3, 2008 (h) through June 30, 2009	16.34	0.20	(f)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)

Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	32.26	0.17	(f)	4.45	4.62	(0.31)	(1.45)	(1.76)
Year Ended June 30, 2013	26.24	0.34	(f)(g)	6.31	6.65	(0.41)	(0.22)	(0.63)
Year Ended June 30, 2012	25.19	0.32	(f)	1.01	1.33	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(f)	5.95	6.25	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(f)	3.52	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2009	22.31	0.38	(f)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	31.95	0.13	(f)	4.40	4.53	(0.22)	(1.45)	(1.67)
Year Ended June 30, 2013	26.01	0.27	(f)(g)	6.24	6.51	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2012	24.97	0.26	(f)	1.01	1.27	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(f)	5.90	6.14	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(f)	3.49	3.73	— (i)	—	— (i)
Year Ended June 30, 2009	22.14	0.34	(f)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$34.52	14.22%	$3,333,576	1.23%	0.50%		1.36%	12%
31.68	25.06	3,157,503	1.23	0.67	(g)	1.38	23
25.80	4.92	1,986,930	1.24	0.83		1.41	30
24.76	31.96	1,979,270	1.23	0.81		1.39	41
18.91	24.08	1,705,572	1.23	1.04		1.40	34
15.24	(25.49)	1,600,044	1.25	1.71		1.42	47

33.87	13.95	12,570	1.71	0.00	(j)	1.86	12
31.05	24.42	15,382	1.74	0.13	(g)	1.88	23
25.16	4.40	57,100	1.75	0.30		1.91	30
24.10	31.33	90,427	1.74	0.30		1.89	41
18.38	23.44	96,966	1.74	0.53		1.90	34
14.89	(25.89)	108,114	1.75	1.21		1.92	47

33.62	13.93	589,548	1.74	(0.01)		1.86	12
30.84	24.43	534,813	1.74	0.16	(g)	1.88	23
25.14	4.38	370,781	1.75	0.32		1.91	30
24.13	31.29	373,415	1.74	0.30		1.89	41
18.44	23.43	309,513	1.74	0.53		1.90	34
14.94	(25.88)	299,956	1.75	1.20		1.92	47

33.53	14.07	67,511	1.49	0.25		1.61	12
30.81	24.71	57,003	1.49	0.43	(g)	1.63	23
25.18	4.65	14,824	1.49	0.59		1.66	30
24.27	31.66	6,500	1.49	0.50		1.65	41
18.63	23.71	1,441	1.49	0.77		1.65	34
15.06	(0.24)	294	1.50	2.12		1.69	47

35.12	14.52	8,027,191	0.74	1.00		0.96	12
32.26	25.68	6,627,529	0.74	1.16	(g)	0.98	23
26.24	5.43	3,543,900	0.74	1.33		1.01	30
25.19	32.66	2,812,296	0.74	1.29		0.99	41
19.22	24.68	1,913,930	0.74	1.52		1.00	34
15.43	(25.15)	1,424,004	0.75	2.26		1.02	47

34.81	14.39	2,795,357	0.98	0.74		1.11	12
31.95	25.35	2,870,752	0.98	0.92	(g)	1.13	23
26.01	5.20	1,836,012	0.98	1.09		1.16	30
24.97	32.29	1,513,926	0.98	1.05		1.14	41
19.07	24.35	1,061,308	0.98	1.29		1.15	34
15.34	(25.31)	766,965	1.00	2.05		1.18	47

(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.16, $0.00, $0.01, $0.09, $0.31 and $0.23 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.55%, 0.00%, 0.04%, 0.31%, 1.04% and 0.80% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$9.79	$(0.06	)(g)	$0.20	$0.14
Year Ended June 30, 2013	9.69	(0.11	)(g)(h)	0.21	0.10
Year Ended June 30, 2012	9.81	(0.14	)(g)	0.02	(0.12)
Year Ended June 30, 2011	9.71	(0.16	)(g)	0.26	0.10
Year Ended June 30, 2010	10.21	(0.17	)(g)	(0.33)	(0.50)
Year Ended June 30, 2009	10.23	(0.08	)(g)	0.06	(0.02)

Class B
Six Months Ended December 31, 2013 (Unaudited)	9.31	(0.08	)(g)	0.20	0.12
Year Ended June 30, 2013	9.29	(0.17	)(g)(h)	0.19	0.02
Year Ended June 30, 2012	9.47	(0.20	)(g)	0.02	(0.18)
Year Ended June 30, 2011	9.44	(0.23	)(g)	0.26	0.03
Year Ended June 30, 2010	10.01	(0.23	)(g)	(0.34)	(0.57)
Year Ended June 30, 2009	10.10	(0.15	)(g)	0.06	(0.09)

Class C
Six Months Ended December 31, 2013 (Unaudited)	9.33	(0.08	)(g)	0.19	0.11
Year Ended June 30, 2013	9.30	(0.17	)(g)(h)	0.20	0.03
Year Ended June 30, 2012	9.48	(0.20	)(g)	0.02	(0.18)
Year Ended June 30, 2011	9.46	(0.23	)(g)	0.25	0.02
Year Ended June 30, 2010	10.02	(0.23	)(g)	(0.33)	(0.56)
Year Ended June 30, 2009	10.12	(0.15	)(g)	0.05	(0.10)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	9.94	(0.05	)(h)	0.21	0.16
Year Ended June 30, 2013	9.82	(0.09	)(g)(h)	0.21	0.12
Year Ended June 30, 2012	9.91	(0.12	)(g)	0.03	(0.09)
Year Ended June 30, 2011	9.79	(0.14	)(g)	0.26	0.12
Year Ended June 30, 2010	10.27	(0.14	)(g)	(0.34)	(0.48)
Year Ended June 30, 2009	10.27	(0.05	)(g)	0.05	— (i)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.49% and 1.93% for the six months ended December 31, 2013, 1.48% and 1.88% for the year ended June 30, 2013, 1.48% and 1.94% for 2012, 1.49 and 1.95% for 2011, 1.49% and 1.94% for 2010 and 1.50% and 1.95% for 2009; for Class B are 1.99% and 2.43 for the six months ended December 31, 2013, 2.16% and 2.38% for the year ended June 30, 2013, 2.23% and 2.45% for 2012, 2.24% and 2.45% for 2011, 2.24% and 2.44% for 2010 and 2.25% and 2.45% for 2009; for Class C are 1.99% and 2.43 for the six months ended December 31, 2013, 1.99% and 2.43% for the year ended June 30, 2013, 2.23% and 2.44% for 2012, 2.24% and 2.45% for 2011, 2.24% and 2.44% for 2010 and 2.25% and 2.45% for 2009; for Select Class are 1.23% and 1.67% for the six months ended December 31, 2013, 1.23% and 1.63% for the year ended June 30, 2013, 1.23% and 1.69% for 2012, 1.24% and 1.70% for 2011, 1.24% and 1.69% for 2010 and 1.25% and 1.70% for 2009, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.13), $(0.19), $(0.19) and $(0.11) for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.38)%, (2.07)%, (2.06)% and (1.16)% for Class A, Class B, Class C and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$9.93	1.43%	$13,110	2.77%	(1.26)%		3.21%	56%	129%
9.79	1.03	14,101	3.04	(1.13	)(h)	3.44	94	251
9.69	(1.22)	19,759	2.86	(1.42)		3.32	151	316
9.81	1.03	29,216	2.92	(1.65)		3.38	145	339
9.71	(4.90)	94,549	2.94	(1.65)		3.39	146	348
10.21	(0.20)	67,884	2.84	(0.79)		3.29	175	350

9.43	1.29	252	3.27	(1.74)		3.71	56	129
9.31	0.22	530	3.70	(1.82	)(h)	3.92	94	251
9.29	(1.90)	1,401	3.61	(2.18)		3.83	151	316
9.47	0.32	3,484	3.67	(2.47)		3.88	145	339
9.44	(5.69)	7,849	3.69	(2.39)		3.89	146	348
10.01	(0.89)	12,766	3.59	(1.55)		3.79	175	350

9.44	1.18	9,738	3.27	(1.76)		3.71	56	129
9.33	0.32	11,181	3.69	(1.81	)(h)	3.92	94	251
9.30	(1.90)	15,677	3.61	(2.17)		3.82	151	316
9.48	0.21	22,094	3.67	(2.46)		3.88	145	339
9.46	(5.59)	39,610	3.70	(2.39)		3.89	146	348
10.02	(0.99)	61,467	3.59	(1.54)		3.79	175	350

10.10	1.61	399,019	2.51	(1.03)		2.95	56	129
9.94	1.22	317,974	2.78	(0.90	)(h)	3.18	94	251
9.82	(0.91)	476,803	2.61	(1.17)		3.07	151	316
9.91	1.23	491,653	2.67	(1.39)		3.13	145	339
9.79	(4.67)	433,539	2.70	(1.39)		3.15	146	348
10.27	0.00	528,478	2.59	(0.45)		3.04	175	350

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$24.64	$0.11	(f)	$3.17	$3.28	$(0.16)	$(0.70)	$(0.86)
Year Ended June 30, 2013	19.96	0.22	(f)	4.75	4.97	(0.20)	(0.09)	(0.29)
Year Ended June 30, 2012	19.07	0.25	(f)	0.84	1.09	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.22	0.23	(f)	3.79	4.02	(0.17)	—	(0.17)
Year Ended June 30, 2010	12.01	0.23	(f)	3.17	3.40	(0.19)	—	(0.19)
Year Ended June 30, 2009	16.38	0.30	(f)	(4.40)	(4.10)	(0.20)	(0.07)	(0.27)

Class C
Six Months Ended December 31, 2013 (Unaudited)	24.61	0.05	(f)	3.16	3.21	(0.05)	(0.70)	(0.75)
Year Ended June 30, 2013	19.91	0.11	(f)	4.74	4.85	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2012	19.01	0.16	(f)	0.84	1.00	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(f)	3.77	3.91	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(f)	3.17	3.32	(0.12)	—	(0.12)
Year Ended June 30, 2009	16.25	0.23	(f)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)

Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	24.74	0.18	(f)	3.18	3.36	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2013	19.99	0.34	(f)	4.75	5.09	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2012	19.11	0.35	(f)	0.83	1.18	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(f)	3.79	4.11	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(f)	3.18	3.49	(0.26)	—	(0.26)
Year Ended June 30, 2009	16.40	0.37	(f)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	24.72	0.15	(f)	3.17	3.32	(0.20)	(0.70)	(0.90)
Year Ended June 30, 2013	20.00	0.28	(f)	4.75	5.03	(0.22)	(0.09)	(0.31)
Year Ended June 30, 2012	19.12	0.30	(f)	0.83	1.13	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(f)	3.79	4.07	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(f)	3.19	3.46	(0.23)	—	(0.23)
Year Ended June 30, 2009	16.44	0.34	(f)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$27.06	13.43%	$1,212,340	1.24%	0.85%	1.33%	21%
24.64	25.09	784,359	1.24	0.98	1.33	22
19.96	5.83	206,816	1.25	1.34	1.41	49
19.07	26.45	232,103	1.24	1.28	1.34	33
15.22	28.35	150,081	1.24	1.52	1.38	45
12.01	(24.82)	112,739	1.25	2.45	1.50	70

27.07	13.18	293,855	1.74	0.35	1.83	21
24.61	24.45	212,198	1.74	0.49	1.83	22
19.91	5.32	117,937	1.75	0.84	1.91	49
19.01	25.82	131,743	1.74	0.78	1.84	33
15.17	27.72	108,165	1.74	1.01	1.88	45
11.97	(25.19)	97,723	1.75	1.86	1.99	70

27.15	13.72	2,166,564	0.74	1.35	0.93	21
24.74	25.73	1,455,125	0.74	1.50	0.93	22
19.99	6.36	384,525	0.75	1.86	1.01	49
19.11	27.06	284,433	0.74	1.79	0.94	33
15.24	29.03	156,531	0.74	2.04	0.98	45
12.01	(24.41)	70,825	0.75	3.11	1.15	70

27.14	13.57	1,785,953	0.99	1.11	1.08	21
24.72	25.38	1,245,241	0.99	1.23	1.08	22
20.00	6.09	422,861	1.00	1.62	1.16	49
19.12	26.75	270,562	0.99	1.53	1.09	33
15.27	28.70	71,209	0.99	1.77	1.13	45
12.04	(24.62)	51,000	1.00	2.75	1.25	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, with JPM I, JPM II and JPMMFIT (the “Trusts”)), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5, Class R6* and Select Class	JPMMFIT	Diversified
Mid Cap Core Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Mid Cap Equity Fund	Class A, Class C, and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

*	Class R6 Shares of Growth Advantage Fund commenced operations on December 23, 2013.

The investment objective of Growth Advantage Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Core Fund is to seek long-term capital appreciation.

The investment objective of Mid Cap Equity Fund is to seek long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital and secondarily, current income by investing primarily in equity securities.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,957,880	$—	$—	$2,957,880

Mid Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,029,446	$—	$—	$1,029,446

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,303,920	$—	$—	$1,303,920

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,915,750	$—	$—	$1,915,750

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$14,834,878	$—	$—	$14,834,878

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$424,368	$—	$—	$424,368

Total Liabilities (a)	$(392,783)	$—	$—	$(392,783)

Depreciation in Other Financial Instruments
Futures Contracts	$(117)	$—	$—	$(117)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,427,135	$—	$—	$5,427,135

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2013.

B. Short Sales — The Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) in the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2013, the Fund had outstanding short sales as listed on its SOI.

C. Futures Contracts — The Multi-Cap Market Neutral Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2013 (amounts in thousands):

	Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$9,251	(a)
Ending Notional Balance Long	—
Average Notional Balance Short	5,082
Ending Notional Balance Short	3,608

(a)	For the period August 1, 2013 through August 31, 2013.

The Fund’s futures contracts are not subject to master netting arrangements.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, less dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, whose distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Core Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2013, the annualized effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Core Fund	0.25	n/a	0.75	0.50%
Mid Cap Equity Fund	0.25	n/a	0.75	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2013, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$248	$—	(a)
Mid Cap Core Fund	5	—
Mid Cap Equity Fund	79	—	(a)
Mid Cap Growth Fund	28	—	(a)
Mid Cap Value Fund	26	6
Multi-Cap Market Neutral Fund	1	—	(a)
Value Advantage Fund	188	4

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Core Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	0.85%	n/a	1.10%
Mid Cap Core Fund	1.25	n/a	1.75	1.50%	0.80	0.75	n/a	0.90
Mid Cap Equity Fund	1.25	n/a	1.75	n/a	n/a	n/a	n/a	0.90
Mid Cap Growth Fund	1.24	1.74	1.74	1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.50	2.00	2.00	n/a	n/a	n/a	n/a	1.25
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.75	1.00

The expense limitation agreements were in effect for the six months ended December 31, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014, except Growth Advantage Fund Class R6 which is in place until at least December 31, 2014. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

For the six months ended December 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Growth Advantage Fund	$—	$—	$109	$109
Mid Cap Core Fund	—	126	221	347
Mid Cap Equity Fund	22	395	1,400	1,817
Mid Cap Growth Fund	743	747	304	1,794
Mid Cap Value Fund	2,039	5,994	3,991	12,024
Multi-Cap Market Neutral Fund	170	158	469	797
Value Advantage Fund	102	1,659	901	2,662

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Growth Advantage Fund	$—	$—	$17	$17
Mid Cap Growth Fund	3	—	3	6
Mid Cap Value Fund	1	—	15	16

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2013 was as follows (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$65
Mid Cap Core Fund	24
Mid Cap Equity Fund	35
Mid Cap Growth Fund	42
Mid Cap Value Fund	488
Multi-Cap Market Neutral Fund	35
Value Advantage Fund	294

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

4. Investment Transactions

During the six months ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$1,203,870	$820,829	$—	$—
Mid Cap Core Fund	304,593	305,104	—	—
Mid Cap Equity Fund	439,709	326,339	—	—
Mid Cap Growth Fund	704,272	738,369	—	—
Mid Cap Value Fund	1,632,594	1,901,416	—	—
Multi-Cap Market Neutral Fund	211,240	189,451	256,979	223,670
Value Advantage Fund	1,929,258	887,597	—	—

During the six months ended December 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$2,072,722	$894,365	$9,207	$885,158
Mid Cap Core Fund	842,442	193,100	6,096	187,004
Mid Cap Equity Fund	911,232	395,843	3,155	392,688
Mid Cap Growth Fund	1,322,714	601,077	8,041	593,036
Mid Cap Value Fund	9,986,096	4,894,834	46,052	4,848,782
Multi-Cap Market Neutral Fund	344,442	81,748	1,822	79,926
Value Advantage Fund	4,435,908	1,006,489	15,262	991,227

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	Total
Mid Cap Growth Fund	$—	$—	$39,020	$39,020	*
Mid Cap Value Fund	—	3,017	38,368	41,385	*
Multi-Cap Market Neutral Fund	39,205	—	—	39,205

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2013. Average borrowings from the Facility for the six months ended December 31, 2013, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Mid Cap Core Fund	$20,941	3	$—	(a)
Mid Cap Equity Fund	11,650	3	—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Equity Fund and Mid Cap Growth Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the following Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	—	35.3%
Mid Cap Core Fund	—	53.3
Multi-Cap Market Neutral Fund	90.4%	—
Value Advantage Fund	—	18.6

Additionally, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

As of December 31, 2013, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Reorganization

On November 21, 2013, the Board of Trustees of JPM I approved the reorganization of the Mid Cap Core Fund into the Mid Cap Equity Fund. The reorganization is expected to occur on or about March 14, 2014.

9. Other Matters

On February 12, 2014, the Board of Trustees of JPM II approved a change to the Mid Cap Growth Fund’s fundamental investment objective, which will be presented to shareholders for their approval. Subject to shareholder approval, the Fund’s new investment objective will be to seek growth of capital. The shareholder meeting is expected to occur on or about June 10, 2014.

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013, and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$1,249.10	$7.03	1.24%
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class B
Actual*	1,000.00	1,247.30	9.80	1.73
Hypothetical*	1,000.00	1,016.48	8.79	1.73
Class C
Actual*	1,000.00	1,247.10	9.86	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class R5
Actual*	1,000.00	1,252.30	4.77	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R6
Actual**	1,000.00	1,007.20	0.18	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Select Class
Actual*	1,000.00	1,251.50	5.90	1.04
Hypothetical*	1,000.00	1,019.96	5.30	1.04

Mid Cap Core Fund
Class A
Actual*	1,000.00	1,183.80	6.88	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	1,180.90	9.62	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period	Annualized Expense Ratio
Mid Cap Core Fund (continued)
Class R2
Actual*	$1,000.00	$1,182.10	$8.25	1.50%
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R5
Actual*	1,000.00	1,186.50	4.41	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Class R6
Actual*	1,000.00	1,186.50	4.13	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Select Class
Actual*	1,000.00	1,186.00	4.96	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90

Mid Cap Equity Fund
Class A
Actual*	1,000.00	1,183.60	6.82	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,180.60	9.56	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Select Class
Actual*	1,000.00	1,185.90	4.90	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89

Mid Cap Growth Fund
Class A
Actual*	1,000.00	1,229.50	6.91	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class B
Actual*	1,000.00	1,226.80	9.54	1.70
Hypothetical*	1,000.00	1,016.64	8.64	1.70
Class C
Actual*	1,000.00	1,226.70	9.65	1.72
Hypothetical*	1,000.00	1,016.53	8.74	1.72
Class R2
Actual*	1,000.00	1,228.70	7.81	1.39
Hypothetical*	1,000.00	1,018.20	7.07	1.39
Class R5
Actual*	1,000.00	1,232.60	4.45	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual*	1,000.00	1,232.70	4.16	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,231.60	5.17	0.92
Hypothetical*	1,000.00	1,020.57	4.69	0.92

Mid Cap Value Fund
Class A
Actual*	1,000.00	1,142.20	6.64	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class B
Actual*	1,000.00	1,139.50	9.22	1.71
Hypothetical*	1,000.00	1,016.59	8.69	1.71

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Class C
Actual*	$1,000.00	$1,139.30	$9.38	1.74%
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class R2
Actual*	1,000.00	1,140.70	8.04	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Institutional Class
Actual*	1,000.00	1,145.20	4.00	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,143.90	5.30	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98

Multi-Cap Market Neutral Fund
Class A
Actual*	1,000.00	1,014.30	14.06	2.77
Hypothetical*	1,000.00	1,011.24	14.04	2.77
Class B
Actual*	1,000.00	1,012.90	16.59	3.27
Hypothetical*	1,000.00	1,008.72	16.56	3.27
Class C
Actual*	1,000.00	1,011.80	16.58	3.27
Hypothetical*	1,000.00	1,008.72	16.56	3.27
Select Class
Actual*	1,000.00	1,016.10	12.76	2.51
Hypothetical*	1,000.00	1,012.55	12.73	2.51

Value Advantage Fund
Class A
Actual*	1,000.00	1,134.30	6.67	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,131.80	9.35	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Institutional Class
Actual*	1,000.00	1,137.20	3.99	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,135.70	5.33	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 8/365 (to reflect the one-half year period).

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 22, 2013.

As part of their review of the investment advisory arrangements for the J.P. Morgan Funds, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in executive session with counsel to the Trusts and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year . Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

92	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	93

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance was in the third, second, and third quintiles for Class A shares and in the third, second, and second quintiles for Select Class shares for the one-, three- and five year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Core Fund’s performance was in the fourth quintile for both Class A and Select Class shares for the one-year period ended December 31, 2012, and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s performance was in the second quintile for Class A shares for each of the one- and three year periods ended December 31, 2012, and in the second quintile for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2012, and that the Trustees’ independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s performance was in the second, fourth and third quintiles for Class A shares and in the second, third and third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Value Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2012, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s performance was in the fourth, fifth and fourth quintiles for Class A shares and in the third, fourth and fourth quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the overall performance needed enhancement. The Trustees also noted that effective February 28, 2013, the Fund changed portfolio managers and its investment strategy and process. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. The Trustees requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regular meetings over the course of next year.

The Trustees noted that the Value Advantage Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2012, and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’

94	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2013

determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Core Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for Class A and Select Class shares was in the second and first quintiles, respectively, and that the actual total expenses for both Class A and Select shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and

Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively, and that the actual total expenses for both Class A and Select shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee for Class A and Select Class shares was in the third and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2013	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	95

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2014. All rights reserved. December 2013.

SAN-MC-1213

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2013 (Unaudited)

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P.
Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 31, 2014 (Unaudited)

Dear Shareholder,

Equity markets in developed economies performed strongly as the pace of the global economy accelerated during the six months ended December 31, 2013. Healthy corporate earnings and steady improvement in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of 2013 relieved much of the political uncertainty created by partisan brinkmanship that led to the partial shutdown of the federal government in October. In December, the U.S. Federal Reserve (the “Fed”) responded to marked improvement in employment and other measures of economic growth by announcing it would trim its $85 billion in monthly asset purchases by $10 billion. The news drove U.S. equities to new highs, with the Standard & Poor’s 500 stock index reaching seven closing highs in December, ending the six month period with a 16.31% return.

 “While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Union returned to positive economic growth during the six month period and by the end of the period,
Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. The euro zone’s composite Purchasing Managers Index ended the period at a three-month high. Amid signs of continued economic expansion, it is notable that the European Central Bank cut its benchmark interest rate to a historical low in November in an attempt to counter a drop in the inflation rate.

In Japan, equity markets posted strong gains, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks in Japan and Europe.

Emerging market equities were weaker overall as China’s economy showed signs of slower growth and political unrest in Turkey and Thailand shook investor confidence. The Fed’s decision to taper its asset purchase program also set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed-income markets generally remained weak during the six month period, with the Barclays Aggregate Index returning 0.43% for the six month period. U.S. Treasury security yields remained low from a historical perspective but peaked in September after the Fed declined to taper its asset purchases at that time. Globally, emerging market debt continued to struggle as stronger developed market growth trends led to declines in the relatively high yields and strong currencies, causing outflows that led to further weakness. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively.

We welcome the Fed’s move to curb its Quantitative Easing program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The reporting period market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset
Management

DECEMBER 31, 2013

J.P. MORGAN LARGE CAP FUNDS

1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2013

Overall, the U.S. equity market performed strongly during the six months ended
December 31, 2013, as a tepid economic recovery continued to gain strength from healthy corporate earnings, along with improvements in employment, housing and consumer sentiment. Volatility marked the start of the second half of the year amid investor uncertainty about the intent of the U.S. Federal Reserve Board (the “Fed”) to taper off its monthly purchases of $85 billion in U.S. Treasuries and mortgage-backed securities. Partisan brinkmanship in Washington added to the uncertainty, leading to a partial shutdown of the federal government in October. However, a bipartisan budget agreement toward the end of the period dispelled some of the political uncertainty and the Fed followed through by trimming $10 billion from its monthly asset purchases, which sent equities higher. During the six-month period, the U.S. unemployment rate declined from 7.3% in July to 6.7% at year end, with a slight uptick in joblessness in October. Adding to the positive trend were advances in housing prices and auto sales and a rebound in consumer sentiment to a five-month high in December.

2

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2013

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX
MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Institutional Class Shares)*

16.67%

S&P 500 Index

16.31%

Net Assets as of 12/31/2013 (In Thousands)

$3,099,718

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”).

WHAT WERE THE MAIN DRIVERS OF THE
FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the pharmaceutical/medical technology sector and the software & services sector was the main contributor to relative performance. The Fund’s stock selection in the energy sector and the systems & network hardware sector was the leading detractor from relative performance.

Individual contributors to
relative performance included the Fund’s overweight positions in Fluor Corp. and Onyx Pharmaceuticals Inc. and its underweight position in Berkshire Hathaway Inc. Shares of Fluor Corp., a global engineering company, rose on a rising backlog of projects in its oil and gas segment. Shares of Onyx, a maker of anti-cancer drugs, rose sharply after it agreed to an all-cash takeover offer from Amgen Inc. Shares of Berkshire Hathaway, a diversified holding company with a core insurance business, weakened after 2013 third quarter operating income failed to meet expectations.

Individual detractors from relative performance included the
Fund’s overweight positions in Cisco Systems Inc., Hewlett-Packard Co. and Anadarko Petroleum Corp. Shares of Cisco, a provider of networking products and services, fell on weakness in orders from emerging markets. Shares of Hewlett-Packard, a provider of computer hardware and software, fell after the company issued cautious earnings guidance for 2014. Shares of Anadarko, an independent oil and natural gas exploration and production company, underperformed on worries that it may be forced to pay up to $14.2 billion in legal and environmental liabilities related to its 2006 acquisition of Kerr-McGee.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Johnson & Johnson

2.9
%

2.

Apple, Inc.

2.9

3.

Google, Inc., Class A

2.2

4.

Wells Fargo & Co.

2.1

5.

Schlumberger Ltd.

2.0

6.

Microsoft Corp.

2.0

7.

Citigroup, Inc.

1.9

8.

United Technologies Corp.

1.8

9.

Exxon Mobil Corp.

1.7

10.

Fluor Corp.

1.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

18.3
%

Financials

15.2

Consumer Discretionary

13.4

Health Care

13.0

Industrials

11.7

Energy

10.0

Consumer Staples

8.2

Materials

4.1

Utilities

2.3

Telecommunication Services

1.3

Short-Term Investments

2.5

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013

J.P. MORGAN LARGE CAP FUNDS

3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2013

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

9/28/01

Without Sales Charge

16.41
%

33.59
%

18.78
%

7.47
%

With Sales Charge**

10.31

26.59

17.51

6.89

CLASS R6 SHARES

3/24/03

16.72

34.25

19.38

8.02

INSTITUTIONAL CLASS SHARES

1/3/97

16.67

34.13

19.27

7.93

SELECT CLASS SHARES

9/10/01

16.58

33.98

19.09

7.76

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

TEN
YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative
performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2003 to
December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date.
Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2013

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2013 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

27.86%

Russell 1000 Growth Index

19.39%

Net Assets as of 12/31/2013 (In Thousands)

$212,323

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares)
outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the consumer discretionary and financial services sectors was the primary contributor to relative performance. The Fund’s stock selection in the energy sector and an underweight position in the producer durables sector detracted from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Mastercard Inc. and Gilead Sciences Inc. and also its holding in ARM Holdings PLC, which was not a constituent of the Benchmark. Shares of Mastercard, a payment technologies company, strengthened after the company posted healthy volume growth and announced a $3.5 billion share repurchase plan. Shares of Gilead, a biopharmaceuticals company, rose sharply after the U.S. Food and Drug Administration approved the company’s drug for the treatment of Hepatitis C. Shares of ARM Holdings, a semiconductor designer, rose on news that its 64-bit semiconductor would be included in Apple
Inc.’s iPhone product.

Leading individual detractors from relative performance included Apple Inc., Cameron International Corp. and Teradata
Corp. Shares of Apple, a maker of personal computers, mobile devices and software, had a positive return for the period but the Fund’s underweight position in the stock hurt relative performance. Shares of Cameron International, a manufacturer of equipment for the oil and gas industry, fell after the company reported lower-than-expected results for the 2013 third quarter and forecast fourth-quarter earnings 10% lower than analysts’ estimates. Shares of Teradata Corp., a provider of data warehousing, analytics software and services, slumped after the company reduced its earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Google, Inc., Class A

6.6
%

2.

MasterCard, Inc., Class A

6.0

3.

Gilead Sciences, Inc.

5.7

4.

Kansas City Southern

5.0

5.

priceline.com, Inc.

4.8

6.

Amazon.com, Inc.

4.2

7.

Alliance Data Systems Corp.

4.1

8.

Las Vegas Sands Corp.

3.8

9.

Cabot Oil & Gas Corp.

3.7

10.

Regeneron Pharmaceuticals, Inc.

3.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

30.8
%

Consumer Discretionary

21.2

Health Care

15.4

Financials

11.1

Industrials

10.0

Energy

3.7

Materials

3.3

Consumer Staples

2.3

Short-Term Investment

2.2

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013

J.P. MORGAN LARGE CAP FUNDS

5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2013

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

SINCE INCEPTION

CLASS A SHARES

11/30/07

Without Sales Charge

27.72
%

45.20
%

22.61
%

8.18
%

With Sales Charge**

21.01

37.60

21.30

7.22

CLASS C SHARES

11/30/07

Without CDSC

27.35

44.43

22.01

7.63

With CDSC***

26.35

43.43

22.01

7.63

CLASS R5 SHARES

11/30/07

27.96

45.83

23.16

8.66

SELECT CLASS SHARES

11/30/07

27.86

45.52

22.92

8.44

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced
operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan
Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

From the Fund’s inception
through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2013

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

20.75%

S&P 500 Index

16.31%

Net Assets as of 12/31/2013 (In Thousands)

$15,111

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six-month period ended December 31, 2013. The Fund’s stock selection in the consumer discretionary and the technology sectors was the primary contributor to performance relative to the Benchmark. The Fund’s stock selection and underweight position in the producer durables sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Priceline.com Inc., ARM Holdings PLC and Gilead Sciences Inc. Shares of
Priceline, an online travel booking service, gained on strong revenue growth and its expansion into mobile devices. Shares of ARM Holdings, a semiconductor designer, rose on news that its 64-bit semiconductor would be included in Apple Inc.’s
iPhone product. Shares of Gilead, a biopharmaceuticals company, rose sharply after the U.S. Food and Drug Administration approved the company’s drug for the treatment of Hepatitis C.

Leading detractors from relative performance included Apple Inc., Teradata Corp. and Loews Corp. Shares of Apple, a maker of personal computers, mobile devices and software, had a positive return for the period but the Fund had no position in the stock, which hurt relative performance. Shares of Teradata Corp., a provider of data warehousing, analytics software and services, fell after the company reduced its earnings forecast. Shares of Loews, a diversified holding company, fell on earnings weakness, largely attributable to its Diamond Offshore Drilling Inc. subsidiary.

HOW WAS THE
FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach

to stock selection, the Fund’s largest overweights versus the Benchmark were in the consumer discretionary and financial services sectors. The Fund’s largest underweights versus the
Benchmark were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Google, Inc., Class A

5.6
%

2.

priceline.com, Inc.

5.0

3.

Gilead Sciences, Inc.

4.2

4.

Kansas City Southern

4.1

5.

Kohl’s Corp.

3.8

6.

Capital One Financial Corp.

3.7

7.

AutoZone, Inc.

3.6

8.

Wells Fargo & Co.

3.5

9.

Loews Corp.

3.5

10.

ARM Holdings plc, ADR

3.5

PORTFOLIO COMPOSITION BY SECTOR***

Consumer Discretionary

21.0
%

Financials

18.8

Information Technology

17.5

Health Care

14.5

Energy

7.2

Industrials

7.0

Consumer Staples

3.2

Utilities

1.5

Materials

1.2

Short-Term Investment

8.1

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013

J.P. MORGAN LARGE CAP FUNDS

7

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2013

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

SINCE INCEPTION

CLASS A SHARES

7/29/11

Without Sales Charge

20.59
%

39.41
%

19.60
%

With Sales Charge**

14.27

32.09

16.97

CLASS C SHARES

7/29/11

Without CDSC

20.30

38.76

19.00

With CDSC***

19.30

37.76

19.00

SELECT SHARES

7/29/11

20.75

39.81

19.90

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 To 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced
operations on July 29, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan
Equity Focus Fund, the S&P 500 Index and the Lipper Large-Cap Growth Funds Index from July 29, 2011 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Growth
Funds Index represents the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of
the Fund and through June 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2013

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

13.93%

Russell 1000 Value Index

14.34%

Net Assets as of 12/31/2013 (In Thousands)

$6,124,153

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the consumer discretionary and consumer staples sectors was the leading detractor from relative performance, while stock selection in the financials sector and the information technology sector was the leading contributor to relative performance. The Fund’s overweight position in the consumer discretionary sector also helped relative performance, but was not sufficient to counter the negative impact of the Fund’s stock selection in the sector.

Individual detractors from the Fund’s relative performance included out-of-Benchmark positions in Home Depot Inc. and Philip Morris International Inc.
and the Fund’s underweight position in Bank of America Corp. Shares of Home Depot, a retailer of home-improvement products, sank on a weak November U.S. home sales report and the impact of cold weather on housing starts in December. Shares of
Philip Morris, a holding company that makes and sells tobacco outside the U.S., fell on declining volume of cigarette shipments and weak revenues. Shares of Bank of America, a banking and financial services company, rose in line with other large financial firms, but the Fund’s lack of a position in the stock hurt performance relative to the Benchmark.

Individual contributors to the
Fund’s relative performance included its underweight position in Cisco Systems Inc. and its overweight positions in McGraw Hill Financial Inc. and Marathon Petroleum Corp. Shares of Cisco, a provider of networking products and services, fell on weakness in orders from emerging markets, and the Fund’s lack of a position in the stock helped performance relative to the Benchmark. Shares of McGraw Hill, a provider of content and analytics to the financial sector, rose on revenue growth, the successful divestment of its education business and its announcement of a plan to repurchase 50 million shares. Shares of Marathon Petroleum, a refiner and distributor of petroleum products, rose on its exposure to lower-priced crude oil and exports.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Wells Fargo & Co.

4.1
%

2.

Johnson & Johnson

3.2

3.

Pfizer, Inc.

2.7

4.

ConocoPhillips

2.4

5.

Exxon Mobil Corp.

2.3

6.

Merck & Co., Inc.

2.3

7.

Occidental Petroleum Corp.

2.3

8.

Chevron Corp.

2.1

9.

PNC Financial Services Group, Inc. (The)

1.9

10.

Philip Morris International, Inc.

1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials

23.7
%

Consumer Discretionary

13.4

Health Care

12.6

Energy

11.0

Industrials

9.6

Information Technology

9.5

Consumer Staples

7.3

Utilities

6.1

Materials

2.5

Telecommunication Services

1.4

Short-Term Investment

2.9

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013

J.P. MORGAN LARGE CAP FUNDS

9

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2013

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

2/18/92

Without Sales Charge

13.73
%

31.22
%

17.23
%

8.36
%

With Sales Charge**

7.79

24.37

15.97

7.77

CLASS B SHARES

1/14/94

Without CDSC

13.48

30.66

16.65

7.88

With CDSC***

8.48

25.66

16.43

7.88

CLASS C SHARES

11/4/97

Without CDSC

13.46

30.63

16.64

7.78

With CDSC****

12.46

29.63

16.64

7.78

CLASS R2 SHARES

2/28/11

13.53

30.90

16.99

8.20

CLASS R5 SHARES

2/28/11

13.93

31.85

17.67

8.73

CLASS R6 SHARES

1/31/12

13.97

31.81

17.68

8.73

SELECT CLASS SHARES

7/2/87

13.93

31.60

17.55

8.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	15.12%
S&P 500/Citigroup Value Index	14.04%

Net Assets as of 12/31/2013 (In Thousands)	$440,722

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and to earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the S&P 500/Citigroup Value Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the financials and consumer discretionary sectors contributed to relative performance, while its underweight position in the industrials sector and stock selection in the consumer staples sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Ameriprise Financial Inc. and Apple Inc. and overweight position in Prudential Financial Inc. Shares of Ameriprise, a financial services company, gained from the overall rise in the equity market. The company’s per-share earnings were strong and asset net outflows were better than expected. Shares of Apple, a maker of personal computers, mobile devices and software, rose after the company unveiled a range of new products in September and reached a key partnership agreement with China Mobile in December. Prudential, a financial services company, gained from earnings growth and overall strength in the insurance industry.

Individual detractors from the Fund’s relative performance included an overweight position in Home Depot Inc. and out-of-Benchmark positions in Sherwin-Williams Co. and Paccar Inc. Shares of Home Depot, a retailer of home-improvement products, sank on a weak November U.S. home sales report and the impact of cold weather on housing starts in December. Shares of Sherwin-Williams, a paint and coatings maker, slumped after the company reduced its estimate of earnings for 2013. Shares of Paccar, a maker of trucks and related auto parts, fell on weakness in truck sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. During the reporting period, the Fund was overweight in the consumer discretionary sector, a sector where the Fund’s portfolio managers believe they found many of the qualities they typically seek, such as strong brands, recurring revenue business models and the consistent generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	4.0%
2.	Wells Fargo & Co.	3.3
3.	Johnson & Johnson	2.7
4.	Occidental Petroleum Corp.	2.7
5.	General Electric Co.	2.6
6.	Prudential Financial, Inc.	2.3
7.	Hartford Financial Services Group, Inc.	2.2
8.	ConocoPhillips	2.2
9.	Goldman Sachs Group, Inc. (The)	2.1
10.	Comcast Corp., Class A	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	31.1%
Energy	15.5
Consumer Discretionary	12.2
Health Care	11.0
Information Technology	8.8
Industrials	8.5
Consumer Staples	6.4
Utilities	3.0
Telecommunication Services	1.6
Materials	1.1
Short-Term Investment	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		15.12%	33.96%	17.65%	7.13%
With Sales Charge**		9.09	26.93	16.39	6.55
CLASS B SHARES	11/4/93
Without CDSC		14.86	33.29	17.07	6.69
With CDSC***		9.86	28.29	16.86	6.69
CLASS C SHARES	1/2/98
Without CDSC		14.85	33.32	17.08	6.59
With CDSC****		13.85	32.32	17.08	6.59
SELECT CLASS SHARES	1/25/96	15.27	34.26	18.01	7.46

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the S&P 500/Citigroup Value Index, the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index are indices based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	22.51%
Russell 1000 Growth Index	19.39%

Net Assets as of 12/31/2013 (In Thousands)	$15,297,545

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the technology and health care sectors was the primary contributor to relative performance. The Fund’s stock selection in the producer durables and energy sectors was the primary detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Mastercard Inc., Gilead Sciences Inc. and ARM Holdings PLC. Shares of Mastercard, a payment technologies company, strengthened on news that regulatory changes in Europe will be less onerous than expected. The company also reported healthy volume growth and announced a $3.5 billion share repurchase plan. Shares of Gilead, a biopharmaceuticals company, rose sharply after the U.S. Food and Drug Administration approved the company’s drug for the treatment of hepatitis C. Shares of ARM Holdings, a semiconductor designer, rose on news that its 64-bit semiconductor would be included in Apple Inc.’s iPhone product.

Leading individual detractors from relative performance included the Fund’s positions in Sherwin-Williams Co., Apple Inc. and Home Depot Inc. Shares of Sherwin-Williams, a paint and coatings maker, slumped after the company reduced its estimate of earnings for 2013. Shares of Apple, a maker of personal computers, mobile devices and software, performed well during the period and the Fund’s underweight position in the stock hurt relative performance. Shares of Home Depot, a retailer of home-improvement products, sank on a weak November U.S. home sales report and the impact of cold weather on housing starts in December.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Google, Inc., Class A	5.4%
2.	MasterCard, Inc., Class A	4.1
3.	Amazon.com, Inc.	3.9
4.	Gilead Sciences, Inc.,	3.7
5.	priceline.com, Inc.,	3.5
6.	Celgene Corp.,	3.3
7.	Facebook, Inc., Class A	3.0
8.	Home Depot, Inc. (The)	3.0
9.	Starbucks Corp.	2.9
10.	Visa, Inc., Class A	2.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	29.0%
Consumer Discretionary	27.1
Health Care	15.8
Industrials	8.6
Materials	6.3
Consumer Staples	5.2
Energy	4.4
Financials	2.3
Short-Term Investment	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/22/94
Without Sales Charge		22.42%	32.53%	20.16%	8.23%
With Sales Charge**		15.99	25.56	18.87	7.65
CLASS B SHARES	1/14/94
Without CDSC		22.07	31.83	19.53	7.73
With CDSC***		17.07	26.83	19.34	7.73
CLASS C SHARES	11/4/97
Without CDSC		22.07	31.80	19.52	7.63
With CDSC****		21.07	30.80	19.52	7.63
CLASS R2 SHARES	11/3/08	22.23	32.15	19.87	7.96
CLASS R5 SHARES	4/14/09	22.63	33.00	20.62	8.57
CLASS R6 SHARES	11/30/10	22.64	33.03	20.67	8.59
SELECT CLASS SHARES	2/28/92	22.51	32.69	20.40	8.48

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to April 14, 2009, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	15.75%
Russell 1000 Value Index	14.34%

Net Assets as of 12/31/2013 (In Thousands)	$813,882

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the industrial cyclical sector and the basic materials sector was the main contributor to relative performance, while stock selection in the consumer cyclical sector and the systems & network hardware sector was the leading detractor from relative performance.

Individual contributors to performance relative to the Benchmark included the Fund’s underweight position in Berkshire Hathaway Inc., its overweight position in Fluor Corp. and an out-of-Benchmark position in Valeant Pharmaceuticals. Shares of Berkshire Hathaway, a diversified holding company with a core insurance business, weakened after 2013 third quarter operating income failed to meet expectations, and the Fund’s lack of a position in the stock helped relative performance. Shares of Fluor Corp., a global engineering company, rose on a rising backlog of projects in its oil and gas segment. Shares of Valeant Pharmaceuticals, which focuses on drugs for neurology, dermatology and infectious diseases, rose on healthy earnings guidance and a string of profitable acquisitions.

Individual detractors from relative performance included the Fund’s overweight positions in Cisco Systems Inc., Anadarko Petroleum Corp. and Broadcom Corp. Shares of Cisco, a provider of networking products and services, fell on weakness in orders from emerging markets. Shares of Anadarko, an independent oil and natural gas exploration and production company, underperformed on worries that it may be forced to pay up to $14.2 billion in legal and environmental liabilities related to its 2006 acquisition of Kerr-McGee. Shares of Broadcom, a maker of communications semiconductors, fell on weakness in orders for its mobile products.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to stock selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Chevron Corp.	5.0%
2.	Johnson & Johnson	4.2
3.	UnitedHealth Group, Inc.	3.4
4.	Wells Fargo & Co.	3.4
5.	Exxon Mobil Corp.	3.3
6.	Citigroup, Inc.	3.0
7.	General Motors Co.	2.8
8.	MetLife, Inc.	2.7
9.	Bank of America Corp.	2.5
10.	Cisco Systems, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Financials	27.7%
Energy	14.2
Health Care	13.4
Information Technology	10.8
Industrials	10.3
Consumer Discretionary	10.2
Consumer Staples	5.2
Materials	3.8
Utilities	2.2
Telecommunication Services	0.2
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		15.72%	35.65%	17.37%	6.70%
With Sales Charge**		9.60	28.58	16.10	6.12
CLASS B SHARES	1/14/94
Without CDSC		15.33	35.03	16.78	6.22
With CDSC***		10.33	30.03	16.56	6.22
CLASS C SHARES	3/22/99
Without CDSC		15.32	34.92	16.79	6.11
With CDSC****		14.32	33.92	16.79	6.11
CLASS R2 SHARES	11/3/08	15.45	35.31	17.08	6.40
CLASS R5 SHARES	5/15/06	15.79	36.16	17.83	7.09
CLASS R6 SHARES	11/30/10	15.89	36.23	17.86	7.10
SELECT CLASS SHARES	3/1/91	15.75	35.86	17.57	6.92

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	18.61%
S&P 500 Index	16.31%

Net Assets as of 12/31/2013 (In Thousands)	$9,574,477

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the telecommunications sector and the semiconductors sector was the largest contributor to relative performance. The Fund’s stock selection in the systems & network hardware and health services & systems sectors was the largest detractor from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions in Avago Technologies Ltd. and Schlumberger Ltd., and its position in Berkshire Hathaway Inc. Shares of Avago, a provider of analog semiconductor devices, rose on its agreement to acquire LSI Corp. for $6.6 billion cash. Shares of Schlumberger, an oilfield services company, gained from better-than-expected revenue growth and strong earnings during the reporting period. Shares of Berkshire Hathaway, a diversified holding company with a core insurance business, weakened after 2013 third quarter operating income failed to meet expectations.

Individual detractors from relative performance included the Fund’s overweight positions in Cisco Systems Inc., Johnson & Johnson and Broadcom Corp. Shares of Cisco, a provider of networking products and services, fell on weakness in orders from emerging markets. Shares of Johnson & Johnson, a maker of consumer health products, pharmaceuticals and medical devices, weakened in December on news that the U.S. Food and Drug Administration was preparing to review Boston Scientific Corp.’s so-called Watchman device for heart disorders. If approved, the device would put pressure on sales of Johnson & Johnson’s Xarelto blood thinner. Shares of Broadcom, a maker of communications semiconductors, declined on weakness in orders for its mobile products.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what the portfolio managers believed to be their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund was overweight, relative to the Benchmark, in the semiconductors sector and the media sector. The Fund was underweight in the consumer stable sector and the industrial cyclical sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Johnson & Johnson	3.6%
2.	Google, Inc., Class A	2.8
3.	Apple, Inc.	2.5
4.	Exxon Mobil Corp.	2.4
5.	Wells Fargo & Co.	2.3
6.	Time Warner, Inc.	2.1
7.	United Technologies Corp.	2.0
8.	Schlumberger Ltd.	1.9
9.	UnitedHealth Group, Inc.	1.9
10.	Microsoft Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.9%
Consumer Discretionary	16.1
Financials	15.2
Health Care	13.3
Industrials	10.6
Energy	10.5
Consumer Staples	6.6
Materials	4.0
Utilities	1.8
Telecommunication Services	0.9
Short-Term Investment	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		18.48%	35.57%	18.70%	8.33%
With Sales Charge**		12.24	28.47	17.44	7.75
CLASS B SHARES	9/10/01
Without CDSC		18.17	34.86	18.09	7.87
With CDSC***		13.17	29.86	17.88	7.87
CLASS C SHARES	9/10/01
Without CDSC		18.11	34.94	18.09	7.76
With CDSC****		17.11	33.94	18.09	7.76
CLASS R2 SHARES	11/3/08	18.30	35.20	18.39	8.19
CLASS R5 SHARES	5/15/06	18.62	36.07	19.14	8.79
CLASS R6 SHARES	11/30/10	18.72	36.20	19.20	8.82
INSTITUTIONAL CLASS SHARES	9/17/93	18.61	36.04	19.12	8.76
SELECT CLASS SHARES	9/10/01	18.50	35.82	18.91	8.59

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for the Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.4%
	Consumer Discretionary — 13.6%
	Auto Components — 0.6%
230	TRW Automotive Holdings Corp. (a)	17,080

	Automobiles — 2.0%
896	Ford Motor Co.	13,825
1,175	General Motors Co. (a)	48,003

		61,828

	Hotels, Restaurants & Leisure — 1.7%
242	Carnival Corp.	9,725
83	Hilton Worldwide Holdings, Inc. (a)	1,836
554	Royal Caribbean Cruises Ltd.	26,290
210	Yum! Brands, Inc.	15,855

		53,706

	Household Durables — 0.4%
162	Lennar Corp., Class A	6,413
175	PulteGroup, Inc.	3,571
62	Toll Brothers, Inc. (a)	2,294

		12,278

	Internet & Catalog Retail — 1.3%
91	Amazon.com, Inc. (a)	36,210
10	Netflix, Inc. (a)	3,829

		40,039

	Media — 4.0%
230	CBS Corp. (Non-Voting), Class B	14,647
847	Comcast Corp., Class A	43,999
121	DISH Network Corp., Class A (a)	7,026
57	Time Warner Cable, Inc.	7,669
633	Time Warner, Inc.	44,138
81	Walt Disney Co. (The)	6,181

		123,660

	Multiline Retail — 0.5%
296	Macy's, Inc.	15,812

	Specialty Retail — 2.5%
26	AutoZone, Inc. (a)	12,570
483	Home Depot, Inc. (The)	39,803
192	Lowe's Cos., Inc.	9,518
258	TJX Cos., Inc.	16,430

		78,321

	Textiles, Apparel & Luxury Goods — 0.6%
42	Lululemon Athletica, Inc., (Canada) (a)	2,479
250	V.F. Corp.	15,594

		18,073

	Total Consumer Discretionary	420,797

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 8.2%
	Beverages — 1.2%
96	Dr. Pepper Snapple Group, Inc.	4,677
143	Molson Coors Brewing Co., Class B	8,035
310	PepsiCo, Inc.	25,670

		38,382

	Food & Staples Retailing — 1.8%
204	Costco Wholesale Corp.	24,302
315	CVS Caremark Corp.	22,516
109	Wal-Mart Stores, Inc.	8,545

		55,363

	Food Products — 2.1%
498	Archer-Daniels-Midland Co.	21,605
343	General Mills, Inc.	17,134
279	Kellogg Co.	17,039
319	Mondelez International, Inc., Class A	11,243

		67,021

	Household Products — 1.6%
604	Procter & Gamble Co. (The)	49,194

	Tobacco — 1.5%
458	Philip Morris International, Inc.	39,876
113	Reynolds American, Inc.	5,634

		45,510

	Total Consumer Staples	255,470

	Energy — 10.1%
	Energy Equipment & Services — 4.3%
260	Baker Hughes, Inc.	14,374
444	Ensco plc, (United Kingdom), Class A	25,376
361	Halliburton Co.	18,321
195	Noble Corp. plc, (United Kingdom)	7,322
122	Rowan Cos. plc, Class A (a)	4,307
693	Schlumberger Ltd.	62,482

		132,182

	Oil, Gas & Consumable Fuels — 5.8%
325	Anadarko Petroleum Corp.	25,771
244	Chevron Corp.	30,418
14	ConocoPhillips	996
111	EOG Resources, Inc.	18,614
523	Exxon Mobil Corp.	52,977
290	Marathon Oil Corp.	10,237
156	Marathon Petroleum Corp.	14,264
150	Occidental Petroleum Corp.	14,237
114	Phillips 66	8,777

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
121	Williams Cos., Inc. (The)	4,682

		180,973

	Total Energy	313,155

	Financials — 15.4%
	Capital Markets — 2.2%
530	Invesco Ltd.	19,283
846	Morgan Stanley	26,518
316	State Street Corp.	23,163

		68,964

	Commercial Banks — 3.5%
267	PNC Financial Services Group, Inc. (The)	20,698
208	SunTrust Banks, Inc.	7,671
58	SVB Financial Group (a)	6,124
1,451	Wells Fargo & Co.	65,896
234	Zions Bancorporation	7,008

		107,397

	Consumer Finance — 0.7%
297	Capital One Financial Corp.	22,747

	Diversified Financial Services — 4.2%
2,814	Bank of America Corp.	43,812
1,143	Citigroup, Inc.	59,580
119	IntercontinentalExchange Group, Inc.	26,653

		130,045

	Insurance — 4.5%
240	ACE Ltd., (Switzerland)	24,880
168	Aflac, Inc.	11,243
77	Berkshire Hathaway, Inc., Class B (a)	9,105
258	Hartford Financial Services Group, Inc.	9,362
250	Marsh & McLennan Cos., Inc.	12,085
863	MetLife, Inc.	46,554
95	Prudential Financial, Inc.	8,743
61	RenaissanceRe Holdings Ltd., (Bermuda)	5,967
325	XL Group plc, (Ireland)	10,339

		138,278

	Real Estate Investment Trusts (REITs) — 0.3%
178	American Homes 4 Rent, Class A	2,888
198	CBL & Associates Properties, Inc.	3,563
114	Mack-Cali Realty Corp.	2,449

		8,900

	Total Financials	476,331

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 13.1%
	Biotechnology — 2.4%
96	Alexion Pharmaceuticals, Inc. (a)	12,814
88	Biogen Idec, Inc. (a)	24,730
160	Celgene Corp. (a)	27,062
136	Vertex Pharmaceuticals, Inc. (a)	10,097

		74,703

	Health Care Equipment & Supplies — 0.9%
525	Abbott Laboratories	20,135
123	Baxter International, Inc.	8,527

		28,662

	Health Care Providers & Services — 3.2%
117	Cigna Corp.	10,235
286	Humana, Inc.	29,533
72	McKesson Corp.	11,573
645	UnitedHealth Group, Inc.	48,605

		99,946

	Health Care Technology — 0.3%
155	Cerner Corp. (a)	8,623

	Pharmaceuticals — 6.3%
283	Allergan, Inc.	31,447
535	Bristol-Myers Squibb Co.	28,419
984	Johnson & Johnson	90,161
588	Merck & Co., Inc.	29,437
102	Perrigo Co. plc	15,576

		195,040

	Total Health Care	406,974

	Industrials — 11.8%
	Aerospace & Defense — 3.1%
32	General Dynamics Corp.	3,067
277	Honeywell International, Inc.	25,318
323	Textron, Inc.	11,859
494	United Technologies Corp.	56,173

		96,417

	Airlines — 0.6%
489	Delta Air Lines, Inc.	13,427
342	Southwest Airlines Co.	6,436

		19,863

	Building Products — 0.4%
531	Masco Corp.	12,091

	Construction & Engineering — 1.6%
614	Fluor Corp.	49,262

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electrical Equipment — 0.6%
275	Emerson Electric Co.	19,311

	Machinery — 2.1%
80	Caterpillar, Inc.	7,274
99	Deere & Co.	9,005
721	PACCAR, Inc.	42,647
61	SPX Corp.	6,033

		64,959

	Road & Rail — 3.0%
1,098	CSX Corp.	31,576
301	Norfolk Southern Corp.	27,923
192	Union Pacific Corp.	32,256

		91,755

	Trading Companies & Distributors — 0.4%
49	W.W. Grainger, Inc.	12,592

	Total Industrials	366,250

	Information Technology — 18.5%
	Communications Equipment — 2.9%
2,058	Cisco Systems, Inc.	46,212
578	QUALCOMM, Inc.	42,902

		89,114

	Computers & Peripherals — 3.3%
160	Apple, Inc.	89,503
400	Hewlett-Packard Co.	11,186

		100,689

	Electronic Equipment, Instruments & Components — 0.1%
54	TE Connectivity Ltd., (Switzerland)	2,998

	Internet Software & Services — 3.8%
749	eBay, Inc. (a)	41,085
62	Google, Inc., Class A (a)	69,809
27	LinkedIn Corp., Class A (a)	5,941

		116,835

	IT Services — 1.8%
160	Accenture plc, (Ireland), Class A	13,131
172	Cognizant Technology Solutions Corp., Class A (a)	17,348
119	Visa, Inc., Class A	26,410

		56,889

	Office Electronics — 0.2%
510	Xerox Corp.	6,209

	Semiconductors & Semiconductor Equipment — 2.0%
836	Applied Materials, Inc.	14,794

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
57	Avago Technologies Ltd., (Singapore)	3,009
104	Broadcom Corp., Class A	3,087
432	Freescale Semiconductor Ltd. (a)	6,932
174	KLA-Tencor Corp.	11,242
104	Lam Research Corp. (a)	5,651
403	Teradyne, Inc. (a)	7,094
249	Xilinx, Inc.	11,434

		63,243

	Software — 4.4%
103	Adobe Systems, Inc. (a)	6,156
208	CA, Inc.	7,009
50	Citrix Systems, Inc. (a)	3,182
1,661	Microsoft Corp.	62,180
1,233	Oracle Corp.	47,191
187	Symantec Corp.	4,407
71	VMware, Inc., Class A (a)	6,369

		136,494

	Total Information Technology	572,471

	Materials — 4.1%
	Chemicals — 2.0%
158	Axiall Corp.	7,510
630	Dow Chemical Co. (The)	27,990
213	Monsanto Co.	24,813

		60,313

	Containers & Packaging — 0.3%
159	Ball Corp.	8,209
48	Greif, Inc., Class A	2,489

		10,698

	Metals & Mining — 1.8%
2,019	Alcoa, Inc.	21,464
452	Freeport-McMoRan Copper & Gold, Inc.	17,062
146	Nucor Corp.	7,788
344	United States Steel Corp.	10,157

		56,471

	Total Materials	127,482

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
798	Verizon Communications, Inc.	39,224

	Utilities — 2.3%
	Electric Utilities — 1.8%
295	American Electric Power Co., Inc.	13,765
327	Edison International	15,149

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electric Utilities — Continued
327	NextEra Energy, Inc.	28,018

		56,932

	Multi-Utilities — 0.5%
576	CMS Energy Corp.	15,419

	Total Utilities	72,351

	Total Common Stocks (Cost $2,531,752)	3,050,505

PRINCIPAL AMOUNT($)
Short-Term Investments — 2.6%
	U.S. Treasury Obligation — 0.1%
3,745	U.S. Treasury Bill, 0.074%, 06/26/14 (k) (n)	3,744

SHARES	SECURITY DESCRIPTION	VALUE($)

	Investment Company — 2.5%
76,106	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m)	76,106

	Total Short-Term Investments (Cost $79,850)	79,850

	Total Investments — 101.0% (Cost $2,611,602)	3,130,355
	Liabilities in Excess of Other Assets — (1.0)%	(30,637)

	NET ASSETS — 100.0%	$3,099,718

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
499	E-mini S&P 500	03/21/14	$45,935	$1,561

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.8%
	Consumer Discretionary — 21.3%
	Hotels, Restaurants & Leisure — 7.2%
101	Las Vegas Sands Corp.	7,982
93	Starbucks Corp.	7,251

		15,233

	Internet & Catalog Retail — 9.0%
22	Amazon.com, Inc. (a)	8,839
9	priceline.com, Inc. (a)	10,217

		19,056

	Specialty Retail — 3.2%
82	Home Depot, Inc. (The)	6,746

	Textiles, Apparel & Luxury Goods — 1.9%
51	Michael Kors Holdings Ltd., (Hong Kong) (a)	4,102

	Total Consumer Discretionary	45,137

	Consumer Staples — 2.2%
	Food & Staples Retailing — 2.2%
83	Whole Foods Market, Inc.	4,794

	Energy — 3.7%
	Oil, Gas & Consumable Fuels — 3.7%
205	Cabot Oil & Gas Corp.	7,927

	Financials — 11.1%
	Capital Markets — 6.4%
34	Goldman Sachs Group, Inc. (The)	6,076
243	TD Ameritrade Holding Corp.	7,434

		13,510

	Consumer Finance — 1.5%
41	Capital One Financial Corp.	3,156

	Diversified Financial Services — 3.2%
31	IntercontinentalExchange Group, Inc.	6,882

	Total Financials	23,548

	Health Care — 15.4%
	Biotechnology — 13.5%
23	Alexion Pharmaceuticals, Inc. (a)	3,054
21	Biogen Idec, Inc. (a)	5,833
161	Gilead Sciences, Inc. (a)	12,076
28	Regeneron Pharmaceuticals, Inc. (a)	7,617

		28,580

	Health Care Providers & Services — 1.9%
59	Express Scripts Holding Co. (a)	4,136

	Total Health Care	32,716

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 10.0%
	Aerospace & Defense — 1.7%
23	TransDigm Group, Inc.	3,629

	Machinery — 3.4%
91	Flowserve Corp.	7,144

	Road & Rail — 4.9%
85	Kansas City Southern	10,510

	Total Industrials	21,283

	Information Technology — 30.8%
	Internet Software & Services — 11.9%
125	Facebook, Inc., Class A (a)	6,852
12	Google, Inc., Class A (a)	13,909
18	LinkedIn Corp., Class A (a)	3,816
12	Twitter, Inc. (a)	738

		25,315

	IT Services — 11.6%
33	Alliance Data Systems Corp. (a)	8,696
15	MasterCard, Inc., Class A	12,703
72	Teradata Corp. (a)	3,280

		24,679

	Semiconductors & Semiconductor Equipment — 4.6%
128	ARM Holdings plc, (United Kingdom), ADR	7,027
29	ASML Holding N.V., (Netherlands)	2,687

		9,714

	Software — 2.7%
102	Salesforce.com, Inc. (a)	5,617

	Total Information Technology	65,325

	Materials — 3.3%
	Chemicals — 3.3%
60	Monsanto Co.	6,990

	Total Common Stocks (Cost $158,499)	207,720

Short-Term Investment — 2.2%
	Investment Company — 2.2%
4,686	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $4,686)	4,686

	Total Investments — 100.0% (Cost $163,185)	212,406
	Liabilities in Excess of Other Assets — 0.0% (g)	(83)

	NET ASSETS — 100.0%	$212,323

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 100.5%
	Consumer Discretionary — 23.0%
	Hotels, Restaurants & Leisure — 2.9%
6	Starbucks Corp.	446

	Internet & Catalog Retail — 9.0%
1	Amazon.com, Inc. (a)	527
1	priceline.com, Inc. (a)	831

		1,358

	Media — 2.9%
8	DISH Network Corp., Class A (a)	446

	Multiline Retail — 4.2%
11	Kohl's Corp.	629

	Specialty Retail — 4.0%
1	AutoZone, Inc. (a)	597

	Total Consumer Discretionary	3,476

	Consumer Staples — 3.5%
	Beverages — 1.4%
4	Dr. Pepper Snapple Group, Inc.	206

	Household Products — 2.1%
4	Procter & Gamble Co. (The)	320

	Total Consumer Staples	526

	Energy — 7.9%
	Oil, Gas & Consumable Fuels — 7.9%
9	Cabot Oil & Gas Corp.	365
5	Devon Energy Corp.	315
5	Exxon Mobil Corp.	516

	Total Energy	1,196

	Financials — 20.6%
	Capital Markets — 0.8%
1	Ameriprise Financial, Inc.	120

	Commercial Banks — 6.2%
3	M&T Bank Corp.	348
13	Wells Fargo & Co.	583

		931

	Consumer Finance — 4.0%
8	Capital One Financial Corp.	610

	Insurance — 8.0%
8	American International Group, Inc.	428
2	Berkshire Hathaway, Inc., Class B (a)	214
12	Loews Corp.	573

		1,215

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 1.6%
6	Rayonier, Inc.	235

	Total Financials	3,111

	Health Care — 15.8%
	Biotechnology — 10.6%
2	Alexion Pharmaceuticals, Inc. (a)	226
1	Biogen Idec, Inc. (a)	370
9	Gilead Sciences, Inc. (a)	687
1	Regeneron Pharmaceuticals, Inc. (a)	322

		1,605

	Health Care Providers & Services — 2.3%
5	Express Scripts Holding Co. (a)	345

	Pharmaceuticals — 2.9%
14	Pfizer, Inc.	440

	Total Health Care	2,390

	Industrials — 7.6%
	Aerospace & Defense — 3.1%
4	United Technologies Corp.	473

	Road & Rail — 4.5%
5	Kansas City Southern	679

	Total Industrials	1,152

	Information Technology — 19.2%
	Internet Software & Services — 7.8%
5	Facebook, Inc., Class A (a)	262
1	Google, Inc., Class A (a)	919

		1,181

	IT Services — 5.2%
1	MasterCard, Inc., Class A	468
7	Teradata Corp. (a)	314

		782

	Semiconductors & Semiconductor Equipment — 3.8%
10	ARM Holdings plc, (United Kingdom), ADR	571

	Software — 2.4%
7	Salesforce.com, Inc. (a)	367

	Total Information Technology	2,901

	Materials — 1.3%
	Containers & Packaging — 1.3%
2	Rock Tenn Co., Class A	196

	Utilities — 1.6%
	Electric Utilities — 1.6%
5	Edison International	241

	Total Common Stocks (Cost $13,037)	15,189

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 8.8%
	Investment Company — 8.8%
1,333	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $1,333)	1,333

	Total Investments — 109.3% (Cost $14,370)	16,522
	Liabilities in Excess of Other Assets — (9.3)%	(1,411)

	NET ASSETS — 100.0%	$15,111

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.6%
	Consumer Discretionary — 13.6%
	Distributors — 1.0%
712	Genuine Parts Co.	59,255

	Hotels, Restaurants & Leisure — 2.7%
800	Brinker International, Inc.	37,058
623	Dunkin' Brands Group, Inc.	30,050
303	McDonald's Corp.	29,373
946	Yum! Brands, Inc.	71,523

		168,004

	Household Durables — 0.5%
326	Tupperware Brands Corp.	30,782

	Media — 4.3%
1,285	Cinemark Holdings, Inc.	42,820
801	Comcast Corp., Class A	39,937
869	Omnicom Group, Inc.	64,629
268	Time Warner Cable, Inc.	36,327
1,179	Time Warner, Inc.	82,169

		265,882

	Multiline Retail — 0.6%
597	Macy's, Inc.	31,856
53	Nordstrom, Inc.	3,295

		35,151

	Specialty Retail — 3.4%
854	Home Depot, Inc. (The)	70,302
786	L Brands, Inc.	48,592
261	Tiffany & Co.	24,246
1,128	Williams-Sonoma, Inc.	65,745

		208,885

	Textiles, Apparel & Luxury Goods — 1.1%
1,059	V.F. Corp.	66,005

	Total Consumer Discretionary	833,964

	Consumer Staples — 7.4%
	Beverages — 1.0%
1,459	Coca-Cola Co. (The)	60,262

	Food Products — 2.3%
456	Hershey Co. (The)	44,342
241	JM Smucker Co. (The,	24,934
2,088	Mondelez International, Inc., Class A	73,724

		143,000

	Household Products — 1.5%
1,143	Procter & Gamble Co. (The)	93,081

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — 2.6%
942	Lorillard, Inc.	47,726
1,286	Philip Morris International, Inc.	112,029

		159,755

	Total Consumer Staples	456,098

	Energy — 11.2%
	Oil, Gas & Consumable Fuels — 11.2%
1,057	Chevron Corp.	132,084
2,129	ConocoPhillips	150,430
1,436	Exxon Mobil Corp.	145,349
762	Kinder Morgan, Inc.	27,449
643	Marathon Petroleum Corp.	58,979
1,487	Occidental Petroleum Corp.	141,419
790	Williams Cos., Inc. (The)	30,470

	Total Energy	686,180

	Financials — 24.1%
	Capital Markets — 4.3%
392	Ameriprise Financial, Inc.	45,079
254	BlackRock, Inc.	80,425
1,141	Northern Trust Corp.	70,607
768	T. Rowe Price Group, Inc.	64,342

		260,453

	Commercial Banks — 9.5%
1,779	BB&T Corp.	66,377
484	Cullen/Frost Bankers, Inc.	36,005
411	M&T Bank Corp.	47,889
1,535	PNC Financial Services Group, Inc. (The)	119,051
1,450	U.S. Bancorp	58,573
5,633	Wells Fargo & Co.	255,749

		583,644

	Diversified Financial Services — 2.2%
1,108	CME Group, Inc.	86,955
589	McGraw Hill Financial, Inc.	46,052

		133,007

	Insurance — 7.7%
1,206	Arthur J. Gallagher & Co.	56,605
609	Cincinnati Financial Corp.	31,884
1,846	Hartford Financial Services Group, Inc.	66,881
1,237	MetLife, Inc.	66,690
925	Prudential Financial, Inc.	85,282
1,158	Travelers Cos., Inc. (The)	104,830
1,405	Validus Holdings Ltd., (Bermuda)	56,602

		468,774

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — 0.4%
428	Alexandria Real Estate Equities, Inc.	27,245

	Total Financials	1,473,123

	Health Care — 12.8%
	Health Care Equipment & Supplies — 2.0%
776	Baxter International, Inc.	53,965
611	Becton, Dickinson & Co.	67,515

		121,480

	Pharmaceuticals — 10.8%
1,110	AbbVie, Inc.	58,628
1,768	Bristol-Myers Squibb Co.	93,955
2,192	Johnson & Johnson	200,720
2,859	Merck & Co., Inc.	143,068
5,439	Pfizer, Inc.	166,604

		662,975

	Total Health Care	784,455

	Industrials — 9.8%
	Aerospace & Defense — 2.5%
790	Honeywell International, Inc.	72,146
707	United Technologies Corp.	80,505

		152,651

	Air Freight & Logistics — 1.2%
675	United Parcel Service, Inc., Class B	70,877

	Electrical Equipment — 0.7%
567	Emerson Electric Co.	39,759

	Industrial Conglomerates — 1.2%
538	3M Co.	75,503

	Machinery — 3.2%
813	Illinois Tool Works, Inc.	68,321
1,635	PACCAR, Inc.	96,742
274	Snap-on, Inc.	29,966

		195,029

	Road & Rail — 1.0%
402	Norfolk Southern Corp.	37,348
157	Union Pacific Corp.	26,408

		63,756

	Total Industrials	597,575

	Information Technology — 9.6%
	Communications Equipment — 0.7%
595	QUALCOMM, Inc.	44,147

SHARES	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — 1.1%
121	Apple, Inc.	67,782

	IT Services — 2.8%
684	Accenture plc, (Ireland), Class A	56,276
739	Automatic Data Processing, Inc.	59,680
1,043	Fidelity National Information Services, Inc.	55,993

		171,949

	Semiconductors & Semiconductor Equipment — 4.0%
1,218	Analog Devices, Inc.	62,012
1,137	KLA-Tencor Corp,	73,304
1,154	Texas Instruments, Inc.	50,685
1,208	Xilinx, Inc.	55,487

		241,488

	Software — 1.0%
1,690	Microsoft Corp.	63,262

	Total Information Technology	588,628

	Materials — 2.5%
	Chemicals — 2.5%
654	Air Products & Chemicals, Inc.	73,112
702	E.I. du Pont de Nemours & Co.	45,598
193	PPG Industries, Inc.	36,670

	Total Materials	155,380

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
1,805	Verizon Communications, Inc.	88,703

	Utilities — 6.1%
	Electric Utilities — 2.8%
1,522	Edison International	70,482
778	NextEra Energy, Inc.	66,584
1,202	Xcel Energy, Inc.	33,584

		170,650

	Multi-Utilities — 3.3%
1,319	CMS Energy Corp.	35,309
403	DTE Energy Co.	26,762
1,866	NiSource, Inc.	61,342
906	Sempra Energy	81,328

		204,741

	Total Utilities	375,391

	Total Common Stocks (Cost $4,768,803)	6,039,497

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.9%
	Investment Company — 2.9%
178,892	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $178,892)	178,892

	Total Investments — 101.5% (Cost $4,947,695)	6,218,389
	Liabilities in Excess of Other Assets — (1.5)%	(94,236)

	NET ASSETS — 100.0%	$6,124,153

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.1%
	Consumer Discretionary — 12.1%
	Hotels, Restaurants & Leisure — 1.9%
44	Hilton Worldwide Holdings, Inc. (a)	975
101	Marriott International, Inc., Class A	4,995
30	Yum! Brands, Inc.	2,253

		8,223

	Media — 6.2%
163	Comcast Corp., Class A	8,460
80	DISH Network Corp., Class A (a)	4,634
84	Gannett Co., Inc.	2,493
84	Time Warner, Inc.	5,842
81	Walt Disney Co. (The)	6,158

		27,587

	Specialty Retail — 3.1%
8	AutoZone, Inc. (a)	3,590
53	Home Depot, Inc. (The)	4,397
36	Tiffany & Co.	3,377
38	TJX Cos., Inc.	2,428

		13,792

	Textiles, Apparel & Luxury Goods — 0.9%
62	V.F. Corp.	3,890

	Total Consumer Discretionary	53,492

	Consumer Staples — 6.4%
	Beverages — 1.8%
32	Beam, Inc.	2,178
53	Dr. Pepper Snapple Group, Inc.	2,577
37	PepsiCo, Inc.	3,077

		7,832

	Food & Staples Retailing — 1.6%
73	CVS Caremark Corp.	5,196
27	Wal-Mart Stores, Inc.	2,124

		7,320

	Food Products — 1.4%
51	Campbell Soup Co.	2,194
78	Kraft Foods Group, Inc.	4,190

		6,384

	Household Products — 1.0%
52	Procter & Gamble Co. (The)	4,270

	Tobacco — 0.6%
29	Philip Morris International, Inc.	2,518

	Total Consumer Staples	28,324

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 15.5%
	Oil, Gas & Consumable Fuels — 15.5%
60	Chevron Corp.	7,439
135	ConocoPhillips	9,543
68	Devon Energy Corp.	4,213
31	Energen Corp.	2,222
175	Exxon Mobil Corp.	17,719
50	Hess Corp.	4,183
126	Occidental Petroleum Corp.	11,964
109	Phillips 66	8,371
70	Williams Cos., Inc. (The)	2,711

	Total Energy	68,365

	Financials — 31.1%
	Capital Markets — 8.1%
56	Ameriprise Financial, Inc.	6,443
14	BlackRock, Inc.	4,304
51	Goldman Sachs Group, Inc. (The)	9,093
224	Invesco Ltd.	8,143
47	Northern Trust Corp.	2,884
56	T. Rowe Price Group, Inc.	4,691

		35,558

	Commercial Banks — 7.4%
78	BB&T Corp.	2,892
34	M&T Bank Corp.	3,970
44	PNC Financial Services Group, Inc. (The)	3,398
123	SunTrust Banks, Inc.	4,535
82	U.S. Bancorp	3,297
323	Wells Fargo & Co.	14,660

		32,752

	Consumer Finance — 1.4%
80	Capital One Financial Corp.	6,159

	Diversified Financial Services — 4.0%
379	Bank of America Corp.	5,896
147	Citigroup, Inc.	7,669
54	McGraw Hill Financial, Inc.	4,199

		17,764

	Insurance — 8.7%
62	Berkshire Hathaway, Inc., Class B (a)	7,363
273	Hartford Financial Services Group, Inc.	9,876
86	Loews Corp.	4,144
108	Prudential Financial, Inc.	9,969
88	Validus Holdings Ltd., (Bermuda)	3,526
110	XL Group plc, (Ireland)	3,506

		38,384

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — 1.5%
41	Regency Centers Corp.	1,917
51	Vornado Realty Trust	4,484

		6,401

	Total Financials	137,018

	Health Care — 11.0%
	Biotechnology — 0.8%
12	Biogen Idec, Inc. (a)	3,329

	Health Care Equipment & Supplies — 2.5%
40	Baxter International, Inc.	2,789
29	Becton, Dickinson & Co.	3,237
74	Covidien plc, (Ireland)	5,014

		11,040

	Health Care Providers & Services — 1.2%
68	UnitedHealth Group, Inc.	5,128

	Pharmaceuticals — 6.5%
127	Bristol-Myers Squibb Co.	6,750
132	Johnson & Johnson	12,081
96	Merck & Co., Inc.	4,798
169	Pfizer, Inc.	5,186

		28,815

	Total Health Care	48,312

	Industrials — 8.5%
	Aerospace & Defense — 2.5%
72	Honeywell International, Inc.	6,560
38	United Technologies Corp.	4,370

		10,930

	Construction & Engineering — 0.6%
33	Fluor Corp.	2,650

	Electrical Equipment — 1.0%
62	Emerson Electric Co.	4,365

	Industrial Conglomerates — 3.4%
26	3M Co.	3,646
412	General Electric Co.	11,546

		15,192

	Machinery — 1.0%
75	PACCAR, Inc.	4,444

	Total Industrials	37,581

	Information Technology — 8.8%
	Communications Equipment — 1.8%
205	Cisco Systems, Inc.	4,611
45	QUALCOMM, Inc.	3,312

		7,923

SHARES	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — 1.0%
8	Apple, Inc.	4,545

	Internet Software & Services — 0.9%
4	Google, Inc., Class A (a)	4,034

	IT Services — 1.9%
40	Accenture plc, (Ireland), Class A	3,305
27	International Business Machines Corp.	4,990

		8,295

	Semiconductors & Semiconductor Equipment — 1.3%
190	Applied Materials, Inc.	3,356
53	Texas Instruments, Inc.	2,327

		5,683

	Software — 1.9%
223	Microsoft Corp.	8,347

	Total Information Technology	38,827

	Materials — 1.1%
	Chemicals — 1.1%
75	E.I. du Pont de Nemours & Co.	4,899

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
147	Verizon Communications, Inc.	7,239

	Utilities — 3.0%
	Electric Utilities — 1.5%
44	Edison International	2,023
51	NextEra Energy, Inc.	4,358

		6,381

	Multi-Utilities — 1.5%
78	CMS Energy Corp.	2,091
51	Sempra Energy	4,542

		6,633

	Total Utilities	13,014

	Total Common Stocks (Cost $269,777)	437,071

Short-Term Investment — 0.8%
	Investment Company — 0.8%
3,383	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $3,383)	3,383

	Total Investments — 99.9% (Cost $273,160)	440,454
	Other Assets in Excess of Liabilities — 0.1%	268

	NET ASSETS — 100.0%	$440,722

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.2%
	Consumer Discretionary — 27.2%
	Auto Components — 0.9%
2,383	Delphi Automotive plc, (United Kingdom)	143,290

	Automobiles — 0.6%
623	Tesla Motors, Inc. (a)	93,747

	Hotels, Restaurants & Leisure — 4.8%
197	Chipotle Mexican Grill, Inc. (a)	104,851
2,256	Las Vegas Sands Corp.	177,891
5,733	Starbucks Corp.	449,390

		732,132

	Internet & Catalog Retail — 8.2%
1,492	Amazon.com, Inc. (a)	595,051
347	Netflix, Inc. (a)	127,681
460	priceline.com, Inc. (a)	534,820

		1,257,552

	Media — 6.8%
6,355	Comcast Corp., Class A	330,253
2,296	Discovery Communications, Inc., Class A (a)	207,622
1,770	Liberty Global plc, (United Kingdom), Class A (a)	157,486
1,627	Time Warner, Inc.	113,399
3,011	Walt Disney Co. (The)	230,033

		1,038,793

	Specialty Retail — 4.0%
1,920	Gap, Inc. (The)	75,014
5,616	Home Depot, Inc. (The)	462,389
747	Ulta Salon Cosmetics & Fragrance, Inc. (a)	72,110

		609,513

	Textiles, Apparel & Luxury Goods — 1.9%
3,542	Michael Kors Holdings Ltd., (Hong Kong) (a)	287,553

	Total Consumer Discretionary	4,162,580

	Consumer Staples — 5.3%
	Food & Staples Retailing — 3.5%
1,715	Costco Wholesale Corp.	204,043
1,381	CVS Caremark Corp.	98,824
4,026	Whole Foods Market, Inc.	232,829

		535,696

	Food Products — 0.4%
803	Green Mountain Coffee Roasters, Inc. (a)	60,668

	Household Products — 1.4%
1,898	Colgate-Palmolive Co.	123,749

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — Continued
783	Kimberly-Clark Corp.	81,771

		205,520

	Total Consumer Staples	801,884

	Energy — 4.4%
	Energy Equipment & Services — 0.5%
1,305	FMC Technologies, Inc. (a)	68,134

	Oil, Gas & Consumable Fuels — 3.9%
6,486	Cabot Oil & Gas Corp.	251,413
339	Continental Resources, Inc. (a)	38,122
2,099	Marathon Petroleum Corp.	192,559
656	Pioneer Natural Resources Co.	120,713

		602,807

	Total Energy	670,941

	Financials — 2.3%
	Capital Markets — 1.2%
282	Affiliated Managers Group, Inc. (a)	61,182
210	BlackRock, Inc.	66,395
1,952	TD Ameritrade Holding Corp.	59,800

		187,377

	Diversified Financial Services — 1.1%
2,103	Moody's Corp.	165,007

	Total Financials	352,384

	Health Care — 15.9%
	Biotechnology — 11.5%
1,148	Alexion Pharmaceuticals, Inc. (a)	152,780
1,022	Biogen Idec, Inc. (a)	285,960
2,962	Celgene Corp. (a)	500,426
7,547	Gilead Sciences, Inc. (a)	567,127
953	Regeneron Pharmaceuticals, Inc. (a)	262,166

		1,768,459

	Health Care Providers & Services — 1.0%
2,104	AmerisourceBergen Corp.	147,946

	Health Care Technology — 1.1%
3,190	Cerner Corp. (a)	177,822

	Life Sciences Tools & Services — 0.3%
372	Illumina, Inc. (a)	41,162

	Pharmaceuticals — 2.0%
2,560	Valeant Pharmaceuticals International, Inc. (a)	300,591

	Total Health Care	2,435,980

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Industrials — 8.6%
	Aerospace & Defense — 2.9%
2,609	Honeywell International, Inc.	238,366
782	Precision Castparts Corp.	210,620

		448,986

	Airlines — 0.6%
3,561	Delta Air Lines, Inc.	97,829

	Building Products — 0.5%
1,522	Fortune Brands Home & Security, Inc.	69,560

	Machinery — 0.4%
687	Flowserve Corp.	54,187

	Road & Rail — 3.8%
1,906	J.B. Hunt Transport Services, Inc.	147,295
1,479	Kansas City Southern	183,194
1,498	Union Pacific Corp.	251,715

		582,204

	Trading Companies & Distributors — 0.4%
251	W.W. Grainger, Inc.	64,161

	Total Industrials	1,316,927

	Information Technology — 29.2%
	Communications Equipment — 0.9%
1,754	QUALCOMM, Inc.	130,220

	Computers & Peripherals — 2.0%
473	3D Systems Corp. (a)	43,910
478	Apple, Inc.	268,418

		312,328

	Electronic Equipment, Instruments & Components — 0.7%
1,130	Amphenol Corp., Class A	100,782

	Internet Software & Services — 11.4%
464	Baidu, Inc., (China), ADR (a)	82,465
1,449	eBay, Inc. (a)	79,558
8,479	Facebook, Inc., Class A (a)	463,478
737	Google, Inc., Class A (a)	826,159
1,377	LinkedIn Corp., Class A (a)	298,662

		1,750,322

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 7.4%
919	Cognizant Technology Solutions Corp., Class A (a)	92,780
762	MasterCard, Inc., Class A	636,370
1,791	Visa, Inc., Class A	398,753

		1,127,903

	Semiconductors & Semiconductor Equipment — 4.4%
5,966	ARM Holdings plc, (United Kingdom), ADR	326,562
3,721	ASML Holding N.V., (Netherlands)	348,665

		675,227

	Software — 2.4%
1,961	Adobe Systems, Inc. (a)	117,395
4,518	Salesforce.com, Inc. (a)	249,365

		366,760

	Total Information Technology	4,463,542

	Materials — 6.3%
	Chemicals — 6.3%
1,126	Ecolab, Inc.	117,408
3,254	LyondellBasell Industries N.V., Class A	261,223
1,238	Monsanto Co.	144,277
844	PPG Industries, Inc.	160,073
1,523	Sherwin-Williams Co. (The)	279,489

	Total Materials	962,470

	Total Common Stocks (Cost $11,018,043)	15,166,708

Short-Term Investment — 1.3%
	Investment Company — 1.3%
201,389	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $201,389)	201,389

	Total Investments — 100.5% (Cost $11,219,432)	15,368,097
	Liabilities in Excess of Other Assets — (0.5)%	(70,552)

	NET ASSETS — 100.0%	$15,297,545

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.9%
	Consumer Discretionary — 10.1%
	Auto Components — 1.2%
138	TRW Automotive Holdings Corp. (a)	10,260

	Automobiles — 3.6%
391	Ford Motor Co.	6,032
563	General Motors Co. (a)	23,010

		29,042

	Hotels, Restaurants & Leisure — 1.1%
194	Royal Caribbean Cruises Ltd.	9,219

	Household Durables — 0.6%
65	D.R. Horton, Inc. (a)	1,439
83	Lennar Corp., Class A	3,298

		4,737

	Media — 2.4%
61	DISH Network Corp., Class A (a)	3,539
57	Gannett Co., Inc.	1,689
202	Time Warner, Inc.	14,080

		19,308

	Multiline Retail — 1.2%
189	Macy's, Inc.	10,066

	Total Consumer Discretionary	82,632

	Consumer Staples — 5.2%
	Beverages — 0.6%
91	Molson Coors Brewing Co., Class B	5,132

	Food & Staples Retailing — 2.2%
176	CVS Caremark Corp.	12,598
71	Wal-Mart Stores, Inc.	5,579

		18,177

	Food Products — 0.9%
162	Archer-Daniels-Midland Co.	7,028

	Household Products — 1.5%
144	Procter & Gamble Co. (The)	11,697

	Total Consumer Staples	42,034

	Energy — 14.2%
	Energy Equipment & Services — 2.2%
100	Ensco plc, (United Kingdom), Class A	5,716
114	Halliburton Co.	5,806
177	Noble Corp. plc, (United Kingdom)	6,624

		18,146

	Oil, Gas & Consumable Fuels — 12.0%
89	Anadarko Petroleum Corp.	7,036
324	Chevron Corp.	40,523

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
24	EOG Resources, Inc.	4,078
261	Exxon Mobil Corp.	26,462
149	Marathon Oil Corp.	5,253
87	Marathon Petroleum Corp.	8,013
30	Phillips 66	2,340
68	Valero Energy Corp.	3,417

		97,122

	Total Energy	115,268

	Financials — 27.7%
	Capital Markets — 7.2%
70	Goldman Sachs Group, Inc. (The)	12,390
323	Invesco Ltd.	11,752
285	Morgan Stanley	8,950
80	Northern Trust Corp.	4,970
190	State Street Corp.	13,956
201	TD Ameritrade Holding Corp.	6,146

		58,164

	Commercial Banks — 6.5%
31	CIT Group, Inc.	1,632
78	East West Bancorp, Inc.	2,721
212	First Niagara Financial Group, Inc.	2,255
498	Huntington Bancshares, Inc.	4,807
66	PNC Financial Services Group, Inc. (The)	5,136
144	SunTrust Banks, Inc.	5,318
20	SVB Financial Group (a)	2,076
600	Wells Fargo & Co.	27,225
64	Zions Bancorporation	1,929

		53,099

	Consumer Finance — 0.6%
66	Capital One Financial Corp.	5,050

	Diversified Financial Services — 6.3%
1,320	Bank of America Corp.	20,547
473	Citigroup, Inc.	24,644
25	IntercontinentalExchange Group, Inc.	5,668

		50,859

	Insurance — 6.7%
128	ACE Ltd., (Switzerland)	13,247
159	Hartford Financial Services Group, Inc.	5,752
75	Marsh & McLennan Cos., Inc.	3,641
410	MetLife, Inc.	22,125
66	Prudential Financial, Inc.	6,111
125	XL Group plc, (Ireland)	3,980

		54,856

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — 0.4%
87	CBL & Associates Properties, Inc.	1,559
48	Liberty Property Trust	1,636

		3,195

	Total Financials	225,223

	Health Care — 13.4%
	Health Care Equipment & Supplies — 1.1%
236	Abbott Laboratories	9,050

	Health Care Providers & Services — 5.6%
87	Cigna Corp.	7,638
97	Humana, Inc.	9,974
366	UnitedHealth Group, Inc.	27,565

		45,177

	Pharmaceuticals — 6.7%
89	Bristol-Myers Squibb Co.	4,737
375	Johnson & Johnson	34,382
314	Merck & Co., Inc.	15,723

		54,842

	Total Health Care	109,069

	Industrials — 10.3%
	Aerospace & Defense — 2.0%
125	Textron, Inc.	4,599
101	United Technologies Corp.	11,482

		16,081

	Airlines — 0.6%
115	Delta Air Lines, Inc.	3,148
93	Southwest Airlines Co.	1,745

		4,893

	Construction & Engineering — 1.4%
141	Fluor Corp.	11,336

	Electrical Equipment — 0.3%
32	Eaton Corp. plc, (Ireland)	2,451

	Machinery — 2.6%
14	AGCO Corp.	811
297	PACCAR, Inc.	17,591
25	SPX Corp.	2,493

		20,895

	Road & Rail — 3.4%
524	CSX Corp.	15,073
138	Norfolk Southern Corp.	12,806

		27,879

	Total Industrials	83,535

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 10.8%
	Communications Equipment — 2.7%
795	Cisco Systems, Inc.	17,846
52	QUALCOMM, Inc.	3,883

		21,729

	Computers & Peripherals — 2.4%
26	Apple, Inc.	14,701
185	Hewlett-Packard Co.	5,173

		19,874

	IT Services — 0.3%
26	Accenture plc, (Ireland), Class A	2,113

	Semiconductors & Semiconductor Equipment — 3.4%
355	Applied Materials, Inc.	6,280
83	Broadcom Corp., Class A	2,455
120	Freescale Semiconductor Ltd. (a)	1,929
127	KLA-Tencor Corp.	8,201
107	Lam Research Corp. (a)	5,815
168	Teradyne, Inc. (a)	2,960

		27,640

	Software — 2.0%
136	Microsoft Corp.	5,082
304	Oracle Corp.	11,619

		16,701

	Total Information Technology	88,057

	Materials — 3.8%
	Chemicals — 0.5%
49	Axiall Corp.	2,307
31	Methanex Corp., (Canada)	1,848

		4,155

	Metals & Mining — 3.3%
604	Alcoa, Inc.	6,424
197	Alumina Ltd., (Australia), ADR (a)	782
91	Century Aluminum Co. (a)	948
293	Freeport-McMoRan Copper & Gold, Inc.	11,073
46	Nucor Corp.	2,450
182	United States Steel Corp.	5,354

		27,031

	Total Materials	31,186

	Telecommunication Services — 0.2%
	Diversified Telecommunication Services — 0.2%
39	Verizon Communications, Inc.	1,897

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Utilities — 2.2%
	Electric Utilities — 1.2%
116	NextEra Energy, Inc.	9,912

	Multi-Utilities — 1.0%
133	CMS Energy Corp.	3,563
46	Sempra Energy	4,163

		7,726

	Total Utilities	17,638

	Total Common Stocks (Cost $615,574)	796,539

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.0%
	Investment Company — 2.0%
16,279	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $16,279)	16,279

	Total Investments — 99.9% (Cost $631,853)	812,818
	Other Assets in Excess of Liabilities — 0.1%	1,064

	NET ASSETS — 100.0%	$813,882

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
176	E-mini S&P 500	03/21/14	$16,202	$389

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.1%
	Consumer Discretionary — 16.2%
	Auto Components — 0.9%
109	Dana Holding Corp.	2,129
100	Delphi Automotive plc, (United Kingdom)	6,038
764	Johnson Controls, Inc.	39,173
93	Lear Corp.	7,522
175	Magna International, Inc., (Canada)	14,336
223	TRW Automotive Holdings Corp. (a)	16,570

		85,768

	Automobiles — 1.9%
109	Ford Motor Co.	1,688
4,189	General Motors Co. (a)	171,218
26	Tesla Motors, Inc. (a)	3,976

		176,882

	Hotels, Restaurants & Leisure — 1.2%
8	Chipotle Mexican Grill, Inc. (a)	4,421
96	Las Vegas Sands Corp.	7,548
234	McDonald's Corp.	22,689
444	Royal Caribbean Cruises Ltd.	21,046
242	Starbucks Corp.	19,006
551	Yum! Brands, Inc.	41,693

		116,403

	Household Durables — 0.6%
403	Lennar Corp., Class A	15,933
558	PulteGroup, Inc.	11,358
596	Toll Brothers, Inc. (a)	22,036
31	Whirlpool Corp.	4,916

		54,243

	Internet & Catalog Retail — 1.8%
243	Amazon.com, Inc. (a)	96,727
15	Netflix, Inc. (a)	5,400
61	priceline.com, Inc. (a)	70,401

		172,528

	Media — 5.7%
814	CBS Corp. (Non-Voting), Class B	51,874
3,181	Comcast Corp., Class A	165,288
97	Discovery Communications, Inc., Class A (a)	8,755
570	DISH Network Corp., Class A (a)	33,042
75	Liberty Global plc, (United Kingdom), Class A (a)	6,637
249	Time Warner Cable, Inc.	33,803
2,853	Time Warner, Inc.	198,933
673	Walt Disney Co. (The)	51,384

		549,716

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 3.3%
95	AutoZone, Inc. (a)	45,251
81	Gap, Inc. (The)	3,172
1,711	Home Depot, Inc. (The)	140,902
1,327	Lowe's Cos., Inc.	65,772
825	TJX Cos., Inc.	52,570
32	Ulta Salon Cosmetics & Fragrance, Inc. (a)	3,040

		310,707

	Textiles, Apparel & Luxury Goods — 0.8%
391	Lululemon Athletica, Inc., (Canada) (a)	23,066
150	Michael Kors Holdings Ltd., (Hong Kong) (a)	12,162
725	V.F. Corp.	45,186

		80,414

	Total Consumer Discretionary	1,546,661

	Consumer Staples — 6.6%
	Beverages — 1.5%
1,481	Coca-Cola Co. (The)	61,195
80	Constellation Brands, Inc., Class A (a)	5,652
134	Molson Coors Brewing Co., Class B	7,513
859	PepsiCo, Inc.	71,262

		145,622

	Food & Staples Retailing — 1.6%
433	Costco Wholesale Corp.	51,475
1,103	CVS Caremark Corp.	78,964
176	Wal-Mart Stores, Inc.	13,847
171	Whole Foods Market, Inc.	9,878

		154,164

	Food Products — 1.4%
255	Archer-Daniels-Midland Co.	11,078
932	General Mills, Inc.	46,507
34	Green Mountain Coffee Roasters, Inc. (a)	2,562
1,996	Mondelez International, Inc., Class A	70,472

		130,619

	Household Products — 1.3%
318	Colgate-Palmolive Co.	20,757
33	Kimberly-Clark Corp.	3,439
1,268	Procter & Gamble Co. (The)	103,215

		127,411

	Tobacco — 0.8%
890	Philip Morris International, Inc.	77,514

	Total Consumer Staples	635,330

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Energy — 10.5%
	Energy Equipment & Services — 2.9%
556	Ensco plc, (United Kingdom), Class A	31,793
55	FMC Technologies, Inc. (a)	2,881
1,060	Halliburton Co.	53,801
150	Noble Corp. plc, (United Kingdom)	5,632
2,011	Schlumberger Ltd.	181,250

		275,357

	Oil, Gas & Consumable Fuels — 7.6%
527	Anadarko Petroleum Corp.	41,823
181	Apache Corp.	15,517
274	Cabot Oil & Gas Corp.	10,605
395	Cheniere Energy, Inc. (a)	17,034
978	Chevron Corp.	122,117
151	ConocoPhillips	10,661
14	Continental Resources, Inc. (a)	1,612
121	EOG Resources, Inc.	20,347
107	EQT Corp.	9,587
2,280	Exxon Mobil Corp.	230,756
696	Marathon Oil Corp.	24,561
594	Marathon Petroleum Corp.	54,496
676	Occidental Petroleum Corp.	64,244
615	Phillips 66	47,462
28	Pioneer Natural Resources Co.	5,104
638	QEP Resources, Inc.	19,558
79	Tesoro Corp.	4,598
775	Williams Cos., Inc. (The)	29,900

		729,982

	Total Energy	1,005,339

	Financials — 15.3%
	Capital Markets — 2.9%
12	Affiliated Managers Group, Inc. (a)	2,588
286	Ameriprise Financial, Inc.	32,948
9	BlackRock, Inc.	2,790
125	Goldman Sachs Group, Inc. (The)	22,077
1,504	Invesco Ltd.	54,748
3,183	Morgan Stanley	99,811
80	Northern Trust Corp.	4,928
619	State Street Corp.	45,425
243	TD Ameritrade Holding Corp.	7,435

		272,750

	Commercial Banks — 3.1%
340	East West Bancorp, Inc.	11,878
805	First Niagara Financial Group, Inc.	8,545
1,685	Huntington Bancshares, Inc.	16,261

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
201	SunTrust Banks, Inc.	7,416
133	SVB Financial Group (a)	13,957
4,945	Wells Fargo & Co.	224,501
624	Zions Bancorporation	18,697

		301,255

	Consumer Finance — 0.7%
120	American Express Co.	10,903
695	Capital One Financial Corp.	53,235

		64,138

	Diversified Financial Services — 4.5%
10,513	Bank of America Corp.	163,690
3,122	Citigroup, Inc.	162,662
412	IntercontinentalExchange Group, Inc.	92,558
89	Moody's Corp.	6,955

		425,865

	Insurance — 3.7%
1,414	ACE Ltd., (Switzerland)	146,369
156	American International Group, Inc.	7,964
94	Axis Capital Holdings Ltd., (Bermuda)	4,453
122	Everest Re Group Ltd., (Bermuda)	18,966
700	Hartford Financial Services Group, Inc.	25,371
205	Lincoln National Corp.	10,556
1,076	Marsh & McLennan Cos., Inc.	52,048
1,541	MetLife, Inc.	83,083
84	Prudential Financial, Inc.	7,784

		356,594

	Real Estate Investment Trusts (REITs) — 0.4%
100	Boston Properties, Inc.	10,016
296	CBL & Associates Properties, Inc.	5,321
176	Simon Property Group, Inc.	26,706

		42,043

	Total Financials	1,462,645

	Health Care — 13.3%
	Biotechnology — 3.7%
45	Aegerion Pharmaceuticals, Inc. (a)	3,221
377	Alexion Pharmaceuticals, Inc. (a)	50,224
408	Biogen Idec, Inc. (a)	114,075
612	Celgene Corp. (a)	103,428
319	Gilead Sciences, Inc. (a)	23,942
40	Regeneron Pharmaceuticals, Inc. (a)	11,060
615	Vertex Pharmaceuticals, Inc. (a)	45,693

		351,643

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Equipment & Supplies — 0.4%
326	Baxter International, Inc.	22,655
243	Stryker Corp.	18,237

		40,892

	Health Care Providers & Services — 3.1%
106	Aetna, Inc.	7,277
89	AmerisourceBergen Corp.	6,259
86	Cigna Corp.	7,552
515	Humana, Inc.	53,125
281	McKesson Corp.	45,310
2,388	UnitedHealth Group, Inc.	179,781

		299,304

	Health Care Technology — 0.3%
572	Cerner Corp. (a)	31,893

	Life Sciences Tools & Services — 0.1%
16	Illumina, Inc. (a)	1,741
28	Mettler-Toledo International, Inc. (a)	6,794

		8,535

	Pharmaceuticals — 5.7%
88	Allergan, Inc.	9,753
2,277	Bristol-Myers Squibb Co.	121,001
3,789	Johnson & Johnson	347,075
848	Merck & Co., Inc.	42,439
64	Perrigo Co. plc	9,877
108	Valeant Pharmaceuticals International, Inc. (a)	12,682

		542,827

	Total Health Care	1,275,094

	Industrials — 10.6%
	Aerospace & Defense — 3.5%
1,371	Honeywell International, Inc.	125,236
33	Precision Castparts Corp.	8,882
76	Textron, Inc.	2,793
1,718	United Technologies Corp.	195,455

		332,366

	Airlines — 0.4%
1,146	Delta Air Lines, Inc.	31,479
153	United Continental Holdings, Inc. (a)	5,789

		37,268

	Building Products — 0.5%
64	Fortune Brands Home & Security, Inc.	2,923
1,823	Masco Corp.	41,510

		44,433

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — 1.3%
1,536	Fluor Corp.	123,350
70	Jacobs Engineering Group, Inc. (a)	4,431

		127,781

	Electrical Equipment — 1.1%
561	Eaton Corp. plc, (Ireland)	42,668
887	Emerson Electric Co.	62,228

		104,896

	Machinery — 1.7%
237	Flowserve Corp.	18,675
1,762	PACCAR, Inc.	104,286
79	Pentair Ltd., (Switzerland)	6,164
255	SPX Corp.	25,442
143	WABCO Holdings, Inc. (a)	13,376

		167,943

	Road & Rail — 1.8%
2,944	CSX Corp.	84,691
81	J.B. Hunt Transport Services, Inc.	6,251
62	Kansas City Southern	7,723
69	Norfolk Southern Corp.	6,403
410	Union Pacific Corp.	68,850

		173,918

	Trading Companies & Distributors — 0.3%
101	W.W. Grainger, Inc.	25,681

	Total Industrials	1,014,286

	Information Technology — 19.9%
	Communications Equipment — 2.7%
5,711	Cisco Systems, Inc.	128,215
1,783	QUALCOMM, Inc.	132,393

		260,608

	Computers & Peripherals — 2.8%
20	3D Systems Corp. (a)	1,840
426	Apple, Inc.	238,886
514	Hewlett-Packard Co.	14,368
242	SanDisk Corp.	17,042

		272,136

	Electronic Equipment, Instruments & Components — 0.1%
48	Amphenol Corp., Class A	4,242

	Internet Software & Services — 4.2%
19	Baidu, Inc., (China), ADR (a)	3,468
1,582	eBay, Inc. (a)	86,828
432	Facebook, Inc., Class A (a)	23,630
237	Google, Inc., Class A (a)	265,874

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Internet Software & Services — Continued
80	LinkedIn Corp., Class A (a)	17,250

		397,050

	IT Services — 2.5%
435	Accenture plc, (Ireland), Class A	35,744
78	Alliance Data Systems Corp. (a)	20,541
362	Cognizant Technology Solutions Corp., Class A (a)	36,574
247	Genpact Ltd., (Bermuda) (a)	4,537
34	MasterCard, Inc., Class A	28,784
507	Visa, Inc., Class A	112,900

		239,080

	Semiconductors & Semiconductor Equipment — 3.7%
156	Altera Corp.	5,067
1,752	Applied Materials, Inc.	30,994
252	ARM Holdings plc, (United Kingdom), ADR	13,780
158	ASML Holding N.V., (Netherlands)	14,793
2,034	Avago Technologies Ltd., (Singapore)	107,605
157	Broadcom Corp., Class A	4,643
665	Freescale Semiconductor Ltd. (a)	10,678
879	KLA-Tencor Corp.	56,687
1,451	Lam Research Corp. (a)	79,013
1,110	Teradyne, Inc. (a)	19,566
309	Xilinx, Inc.	14,193

		357,019

	Software — 3.9%
732	Adobe Systems, Inc. (a)	43,824
405	Citrix Systems, Inc. (a)	25,631
4,791	Microsoft Corp.	179,314
2,738	Oracle Corp.	104,756
191	Salesforce.com, Inc. (a)	10,521
112	VMware, Inc., Class A (a)	10,048

		374,094

	Total Information Technology	1,904,229

	Materials — 4.0%
	Chemicals — 2.1%
233	Air Products & Chemicals, Inc.	26,059
393	Axiall Corp.	18,647
903	Dow Chemical Co. (The)	40,089

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
47	Ecolab, Inc.	4,945
137	LyondellBasell Industries N.V., Class A	11,019
170	Methanex Corp., (Canada)	10,099
587	Monsanto Co.	68,406
36	PPG Industries, Inc.	6,747
64	Sherwin-Williams Co. (The)	11,824

		197,835

	Containers & Packaging — 0.2%
40	Avery Dennison Corp.	1,992
280	Ball Corp.	14,444

		16,436

	Metals & Mining — 1.7%
4,444	Alcoa, Inc.	47,239
2,454	Freeport-McMoRan Copper & Gold, Inc.	92,616
876	United States Steel Corp.	25,842

		165,697

	Paper & Forest Products — 0.0% (g)
87	International Paper Co.	4,259

	Total Materials	384,227

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.9%
1,765	Verizon Communications, Inc.	86,715

	Utilities — 1.8%
	Electric Utilities — 1.1%
747	American Electric Power Co., Inc.	34,926
93	Edison International	4,310
767	NextEra Energy, Inc.	65,690

		104,926

	Multi-Utilities — 0.7%
277	CMS Energy Corp.	7,405
147	DTE Energy Co.	9,777
577	NiSource, Inc.	18,984
321	Sempra Energy	28,813

		64,979

	Total Utilities	169,905

	Total Common Stocks (Cost $6,430,866)	9,484,431

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.1%
	Investment Company — 1.1%
109,864	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010%, (b) (l) (m) (Cost $109,864)	109,864

	Total Investments — 100.2% (Cost $6,540,730)	9,594,295
	Liabilities in Excess of Other Assets — (0.2)%	(19,818)

	NET ASSETS — 100.0%	$9,574,477

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
644	E-mini S&P 500	03/21/14	$59,283	$796

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Focus Fund		Equity Income Fund
ASSETS:
Investments in non-affiliates, at value	$3,054,249	$207,720		$15,189		$6,039,497
Investments in affiliates, at value	76,106	4,686		1,333		178,892

Total investment securities, at value	3,130,355	212,406		16,522		6,218,389
Receivables:
Investment securities sold	—	—		—		13,344
Fund shares sold	2,531	76		16		29,560
Dividends from non-affiliates	3,879	31		4		14,511
Dividends from affiliates	1	—		—	(a)	3
Variation margin on futures contracts	257	—		—		—
Due from Adviser	—	—		17		—

Total Assets	3,137,023	212,513		16,559		6,275,807

LIABILITIES:
Payables:
Distributions	—	—		6		5,437
Investment securities purchased	35,372	—		986		131,758
Fund shares redeemed	940	—		413		9,978
Accrued liabilities:
Investment advisory fees	613	104		—		1,996
Administration fees	166	5		—		319
Shareholder servicing fees	71	35		—		1,124
Distribution fees	34	—	(a)	—	(a)	789
Custodian and accounting fees	36	12		8		41
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—	(a)	7
Registration fee	—	10		16		109
Audit fees	24	23		19		13
Other	49	1		—		83

Total Liabilities	37,305	190		1,448		151,654

Net Assets	$3,099,718	$212,323		$15,111		$6,124,153

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund	Equity Income Fund
NET ASSETS:
Paid-in-capital	$2,569,556	$163,266	$12,927	$4,844,095
Accumulated undistributed (distributions in excess of) net investment income	823	(60)	(3)	(29)
Accumulated net realized gains (losses)	9,025	(104)	35	9,393
Net unrealized appreciation (depreciation)	520,314	49,221	2,152	1,270,694

Total Net Assets	$3,099,718	$212,323	$15,111	$6,124,153

Net Assets:
Class A	$166,048	$1,291	$244	$1,849,833
Class B	—	—	—	4,459
Class C	—	462	93	648,491
Class R2	—	—	—	21,209
Class R5	—	42	—	234,139
Class R6	2,578,563	—	—	497,851
Institutional Class	293,178	—	—	—
Select	61,929	210,528	14,774	2,868,171

Total	$3,099,718	$212,323	$15,111	$6,124,153

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	7,529	53	11	143,686
Class B	—	—	—	349
Class C	—	20	4	50,982
Class R2	—	—	—	1,650
Class R5	—	2	—	17,940
Class R6	116,302	—	—	38,166
Institutional Class	13,225	—	—	—
Select	2,790	8,574	650	219,790

Net Asset Value (a):
Class A — Redemption price per share	$22.05	$24.19	$22.65	$12.87
Class B — Offering price per share (b)	—	—	—	12.78
Class C — Offering price per share (b)	—	23.47	22.39	12.72
Class R2 — Offering and redemption price per share	—	—	—	12.85
Class R5 — Offering and redemption price per share	—	24.85	—	13.05
Class R6 — Offering and redemption price per share	22.17	—	—	13.04
Institutional Class — Offering and redemption price per share	22.17	—	—	—
Select — Offering and redemption price per share	22.20	24.55	22.73	13.05
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$23.27	$25.53	$23.91	$13.58

Cost of investments in non-affiliates	$2,535,496	$158,499	$13,037	$4,768,803
Cost of investments in affiliates	76,106	4,686	1,333	178,892

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Growth and Income Fund		Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$437,071		$15,166,708	$796,539		$9,484,431
Investments in affiliates, at value	3,383		201,389	16,279		109,864

Total investment securities, at value	440,454		15,368,097	812,818		9,594,295
Cash	—		—	—	(a)	—
Deposits at broker for futures contracts	—		—	940		2,839
Receivables:
Investment securities sold	—		25,809	—		21,160
Fund shares sold	248		26,047	142		22,721
Dividends from non-affiliates	725		6,637	1,036		10,171
Dividends from affiliates	—	(a)	6	—	(a)	1
Variation margin on futures contracts	—		—	56		206

Total Assets	441,427		15,426,596	814,992		9,651,393

LIABILITIES:
Payables:
Investment securities purchased	—		28,410	302		37,866
Fund shares redeemed	193		88,685	120		32,742
Accrued liabilities:
Investment advisory fees	146		6,343	269		3,169
Administration fees	31		1,071	57		511
Shareholder servicing fees	91		1,978	148		980
Distribution fees	92		1,417	25		351
Custodian and accounting fees	9		128	24		135
Trustees’ and Chief Compliance Officer’s fees	—		26	—		8
Transfer agent fees	124		743	111		869
Other	19		250	54		285

Total Liabilities	705		129,051	1,110		76,916

Net Assets	$440,722		$15,297,545	$813,882		$9,574,477

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Growth and Income Fund	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid-in-capital	$307,790	$11,358,092	$620,613	$6,617,498
Accumulated undistributed (distributions in excess of) net investment income	52	(16,708)	339	1,426
Accumulated net realized gains (losses)	(34,414)	(192,504)	11,576	(98,808)
Net unrealized appreciation (depreciation)	167,294	4,148,665	181,354	3,054,361

Total Net Assets	$440,722	$15,297,545	$813,882	$9,574,477

Net Assets:
Class A	$399,415	$4,834,239	$87,076	$1,035,706
Class B	2,988	9,319	2,326	4,708
Class C	11,595	507,119	10,498	145,860
Class R2	—	227,041	284	105,126
Class R5	—	1,376,948	4,293	439,168
Class R6	—	2,765,908	48,592	1,955,915
Institutional Class	—	—	—	3,677,054
Select Class	26,724	5,576,971	660,813	2,210,940

Total	$440,722	$15,297,545	$813,882	$9,574,477

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,550	152,131	5,601	73,620
Class B	73	332	152	340
Class C	300	18,258	691	10,587
Class R2	—	7,230	18	7,514
Class R5	—	43,067	278	31,137
Class R6	—	86,399	3,153	138,555
Institutional Class	—	—	—	260,824
Select Class	613	175,465	43,051	157,018

Net Asset Value (a):
Class A — Redemption price per share	$41.83	$31.78	$15.55	$14.07
Class B — Offering price per share (b)	40.84	28.04	15.31	13.86
Class C — Offering price per share (b)	38.69	27.77	15.19	13.78
Class R2 — Offering and redemption price per share	—	31.40	15.51	13.99
Class R5 — Offering and redemption price per share	—	31.97	15.47	14.10
Class R6 — Offering and redemption price per share	—	32.01	15.41	14.12
Institutional Class — Offering and redemption price per share	—	—	—	14.10
Select Class — Offering and redemption price per share	43.57	31.78	15.35	14.08
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$44.15	$33.54	$16.41	$14.85

Cost of investments in non-affiliates	$269,777	$11,018,043	$615,574	$6,430,866
Cost of investments in affiliates	3,383	201,389	16,279	109,864

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	45

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Focus Fund		Equity Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$—		$—		$—
Dividend income from non-affiliates	22,845	916		42		75,783
Dividend income from affiliates	7	—	(a)	—	(a)	20

Total investment income	22,853	916		42		75,803

EXPENSES:
Investment advisory fees	3,016	489		29		10,759
Administration fees	1,015	69		4		2,263
Distribution fees:
Class A	167	—	(a)	—	(a)	1,979
Class B	—	—		—		17
Class C	—	1		—	(a)	2,026
Class R2	—	—		—		43
Shareholder servicing fees:
Class A	167	—	(a)	—	(a)	1,979
Class B	—	—		—		6
Class C	—	—	(a)	—	(a)	675
Class R2	—	—		—		22
Class R5	—	—	(a)	—		59
Institutional Class	131	—		—		—
Select	68	203		11		3,332
Custodian and accounting fees	56	16		13		82
Professional fees	38	27		23		35
Trustees’ and Chief Compliance Officer’s fees	8	1		—	(a)	30
Printing and mailing costs	18	4		2		134
Registration and filing fees	52	62		63		166
Transfer agent fees	202	9		3		1,250
Other	12	5		4		46

Total expenses	4,950	886		152		24,903

Less amounts waived	(253)	(69)		(40)		(367)
Less expense reimbursements	—	—		(67)		—

Net expenses	4,697	817		45		24,536

Net investment income (loss)	18,156	99		(3)		51,267

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	87,334	3,898		117		51,640
Futures	6,207	—		—		—

Net realized gain (loss)	93,541	3,898		117		51,640

Distributions of realized gains by investment company affiliates	—	—		—		1
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	269,256	34,755		1,490		587,477
Futures	1,513	—		—		—
Securities sold short	32	—		—		—

Change in net unrealized appreciation/depreciation	270,801	34,755		1,490		587,477

Net realized/unrealized gains (losses)	364,342	38,653		1,607		639,118

Change in net assets resulting from operations	$382,498	$38,752		$1,604		$690,385

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Growth and Income Fund		Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$4,820		$54,545	$7,754		$77,803
Dividend income from affiliates	5		67	2		25

Total investment income	4,825		54,612	7,756		77,828

EXPENSES:
Investment advisory fees	844		35,538	1,516		17,833
Administration fees	178		5,981	319		3,752
Distribution fees:
Class A	474		5,483	70		1,212
Class B	11		35	6		17
Class C	37		1,716	27		485
Class R2	—		536	1		224
Shareholder servicing fees:
Class A	474		5,483	70		1,212
Class B	4		12	2		6
Class C	12		572	9		162
Class R2	—		268	1		112
Class R5	—		321	4		107
Institutional Class	—		—	—		911
Select Class	37		6,673	787		4,730
Custodian and accounting fees	16		205	27		193
Interest expense to affiliates	—	(a)	—	—	(a)	—	(a)
Professional fees	24		84	21		81
Trustees’ and Chief Compliance Officer’s fees	2		79	8		50
Printing and mailing costs	23		371	11		268
Registration and filing fees	72		254	44		225
Transfer agent fees	216		4,855	96		2,316
Other	5		126	13		89

Total expenses	2,429		68,592	3,032		33,985

Less amounts waived	(83)		(2,204)	(72)		(1,258)

Net expenses	2,346		66,388	2,960		32,727

Net investment income (loss)	2,479		(11,776)	4,796		45,101

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	21,337		323,418	46,403		361,372
Futures	—		1,482	1,020		4,927

Net realized gain (loss)	21,337		324,900	47,423		366,299

Distributions of realized gains by investment company affiliates	—		1	—		2
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	34,998		2,450,124	57,058		1,080,983
Futures	—		—	389		1,244
Securities sold short	—		—	13		178

Change in net unrealized appreciation/depreciation	34,998		2,450,124	57,460		1,082,405

Net realized/unrealized gains (losses)	56,335		2,775,025	104,883		1,448,706

Change in net assets resulting from operations	$58,814		$2,763,249	$109,679		$1,493,807

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18,156	$23,459	$99	$(90)
Net realized gain (loss)	93,541	139,123	3,898	(26)
Change in net unrealized appreciation/depreciation	270,801	122,739	34,755	9,369

Change in net assets resulting from operations	382,498	285,321	38,752	9,253

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(726)	(897)	—	—
From net realized gains	(9,242)	(1,388)	—	—
Class R6
From net investment income	(14,804)	(19,141)	—	—
From net realized gains	(139,746)	(36,007)	—	—
Institutional Class
From net investment income	(1,766)	(2,982)	—	—
From net realized gains	(16,849)	(6,783)	—	—
Select Class
From net investment income	(331)	(417)	—	—
From net realized gains	(3,550)	(904)	—	—

Total distributions to shareholders	(187,014)	(68,519)	—	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,077,382	377,140	71,291	53,837

NET ASSETS:
Change in net assets	1,272,866	593,942	110,043	63,090
Beginning of period	1,826,852	1,232,910	102,280	39,190

End of period	$3,099,718	$1,826,852	$212,323	$102,280

Accumulated undistributed (distributions in excess of) net investment income	$823	$294	$(60)	$(159)

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Equity Focus Fund		Equity Income Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(3)	$4	$51,267	$74,912
Net realized gain (loss)	117	251	51,640	69,841
Distributions of capital gains received from investment company affiliates	—	—	1	—
Change in net unrealized appreciation/depreciation	1,490	434	587,477	479,810

Change in net assets resulting from operations	1,604	689	690,385	624,563

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(15,137)	(19,317)
From net realized gains	(5)	—	(30,026)	(5,498)
Class B
From net investment income	—	—	(31)	(70)
From net realized gains	—	—	(74)	(29)
Class C
From net investment income	—	—	(4,090)	(4,350)
From net realized gains	(2)	—	(10,640)	(1,406)
Class R2
From net investment income	—	—	(149)	(121)
From net realized gains	—	—	(336)	(24)
Class R5
From net investment income	—	—	(2,579)	(3,934)
From net realized gains	—	—	(3,803)	(977)
Class R6
From net investment income	—	—	(4,122)	(3,107)
From net realized gains	—	—	(7,928)	(431)
Select
From net investment income	— (a)	(5)	(27,308)	(42,429)
From net realized gains	(259)	—	(46,326)	(11,551)

Total distributions to shareholders	(266)	(5)	(152,549)	(93,244)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	9,916	5	1,077,556	1,764,743

NET ASSETS:
Change in net assets	11,254	689	1,615,392	2,296,062
Beginning of period	3,857	3,168	4,508,761	2,212,699

End of period	$15,111	$3,857	$6,124,153	$4,508,761

Accumulated undistributed (distributions in excess of) net investment income	$(3)	$— (a)	$(29)	$2,120

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund		Large Cap Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,479	$4,234	$(11,776)	$46,607
Net realized gain (loss)	21,337	29,391	324,900	(326,384)
Distributions of capital gains received from investment company affiliates	—	—	1	—
Change in net unrealized appreciation/depreciation	34,998	45,073	2,450,124	1,289,666

Change in net assets resulting from operations	58,814	78,698	2,763,249	1,009,889

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,127)	(4,024)	—	(8,070)
Class B
From net investment income	(10)	(25)	—	(3)
Class C
From net investment income	(45)	(55)	—	(501)
Class R2
From net investment income	—	—	—	(401)
Class R5
From net investment income	—	—	—	(6,158)
Class R6
From net investment income	—	—	—	(12,750)
Select Class
From net investment income	(166)	(234)	—	(20,306)

Total distributions to shareholders	(2,348)	(4,338)	—	(48,189)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(10,960)	12,439	971,391	3,684,331

NET ASSETS:
Change in net assets	45,506	86,799	3,734,640	4,646,031
Beginning of period	395,216	308,417	11,562,905	6,916,874

End of period	$440,722	$395,216	$15,297,545	$11,562,905

Accumulated undistributed (distributions in excess of) net investment income	$52	$(79)	$(16,708)	$(4,932)

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Large Cap Value Fund		U.S. Equity Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,796	$8,082	$45,101	$92,748
Net realized gain (loss)	47,423	99,795	366,299	480,203
Distributions of capital gains received from investment company affiliates	—	—	2	—
Change in net unrealized appreciation/depreciation	57,460	52,178	1,082,405	947,694

Change in net assets resulting from operations	109,679	160,055	1,493,807	1,520,645

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(351)	(343)	(3,927)	(8,381)
From net realized gains	(1,655)	—	(67,000)	(15,212)
Class B
From net investment income	(7)	(9)	(9)	(28)
From net realized gains	(50)	—	(307)	(97)
Class C
From net investment income	(32)	(28)	(279)	(586)
From net realized gains	(233)	—	(9,496)	(1,789)
Class R2
From net investment income	(1)	(3)	(294)	(467)
From net realized gains	(14)	—	(6,636)	(981)
Class R5
From net investment income	(83)	(293)	(2,274)	(5,910)
From net realized gains	(599)	—	(27,833)	(8,373)
Class R6
From net investment income	(338)	(389)	(10,288)	(17,082)
From net realized gains	(1,655)	—	(124,852)	(21,719)
Institutional Class
From net investment income	—	—	(13,643)	(12,288)
From net realized gains	—	—	(245,150)	(14,514)
Select Class
From net investment income	(3,850)	(7,078)	(13,892)	(48,777)
From net realized gains	(21,436)	—	(143,301)	(80,114)

Total distributions to shareholders	(30,304)	(8,143)	(669,181)	(236,318)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	38,086	(90,864)	762,568	249,947

NET ASSETS:
Change in net assets	117,461	61,048	1,587,194	1,534,274
Beginning of period	696,421	635,373	7,987,283	6,453,009

End of period	$813,882	$696,421	$9,574,477	$7,987,283

Accumulated undistributed (distributions in excess of) net investment income	$339	$205	$1,426	$931

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$58,458	$96,937	$1,082	$—
Distributions reinvested	9,950	2,272	—	—
Cost of shares redeemed	(16,388)	(28,925)	(7)	—

Change in net assets resulting from Class A capital transactions	$52,020	$70,284	$1,075	$—

Class C
Proceeds from shares issued	$—	$—	$289	$—
Cost of shares redeemed	—	—	(8)	—

Change in net assets resulting from Class C capital transactions	$—	$—	$281	$—

Class R6
Proceeds from shares issued	$819,942	$438,811	$—	$—
Distributions reinvested	154,543	55,148	—	—
Cost of shares redeemed	(16,528)	(227,923)	—	—

Change in net assets resulting from Class R6 capital transactions	$957,957	$266,036	$—	$—

Institutional Class
Proceeds from shares issued	$50,112	$86,438	$—	$—
Distributions reinvested	16,512	9,649	—	—
Cost of shares redeemed	(16,377)	(75,564)	—	—

Change in net assets resulting from Institutional Class capital transactions	$50,247	$20,523	$—	$—

Select Class
Proceeds from shares issued	$21,949	$26,750	$74,117	$69,660
Distributions reinvested	3,063	943	—	—
Cost of shares redeemed	(7,854)	(7,396)	(4,182)	(15,823)

Change in net assets resulting from Select Class capital transactions	$17,158	$20,297	$69,935	$53,837

Total change in net assets resulting from capital transactions	$1,077,382	$377,140	$71,291	$53,837

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)		Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	2,697	5,299	46		—
Reinvested	469	125	—		—
Redeemed	(756)	(1,500)	—	(a)	—

Change in Class A Shares	2,410	3,924	46		—

Class C
Issued	—	—	13		—
Redeemed	—	—	—	(a)	—

Change in Class C Shares	—	—	13		—

Class R6
Issued	38,055	22,846	—		—
Reinvested	7,240	3,035	—		—
Redeemed	(753)	(12,719)	—		—

Change in Class R6 Shares	44,542	13,162	—		—

Institutional Class
Issued	2,317	4,518	—		—
Reinvested	774	534	—		—
Redeemed	(752)	(3,999)	—		—

Change in Institutional Class Shares	2,339	1,053	—		—

Select Class
Issued	1,018	1,414	3,465		3,788
Reinvested	143	52	—		—
Redeemed	(359)	(391)	(202)		(900)

Change in Select Class Shares	802	1,075	3,263		2,888

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$162	$—	$565,378	$737,962
Distributions reinvested	5	—	43,593	23,473
Cost of shares redeemed	(4)	—	(201,600)	(202,721)

Change in net assets resulting from Class A capital transactions	$163	$—	$407,371	$558,714

Class B
Proceeds from shares issued	$—	$—	$855	$666
Distributions reinvested	—	—	93	87
Cost of shares redeemed	—	—	(1,000)	(1,725)

Change in net assets resulting from Class B capital transactions	$—	$—	$(52)	$(972)

Class C
Proceeds from shares issued	$16	$—	$214,423	$268,094
Distributions reinvested	2	—	12,200	4,630
Cost of shares redeemed	—	—	(38,555)	(34,460)

Change in net assets resulting from Class C capital transactions	$18	$—	$188,068	$238,264

Class R2
Proceeds from shares issued	$—	$—	$7,329	$12,892
Distributions reinvested	—	—	484	145
Cost of shares redeemed	—	—	(1,647)	(2,395)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$6,166	$10,642

Class R5
Proceeds from shares issued	$—	$—	$52,521	$118,180
Distributions reinvested	—	—	6,377	4,911
Cost of shares redeemed	—	—	(77,427)	(32,438)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(18,529)	$90,653

Class R6
Proceeds from shares issued	$—	$—	$293,814	$213,112
Distributions reinvested	—	—	9,722	2,662
Cost of shares redeemed	—	—	(69,761)	(74,123)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$233,775	$141,651

Select
Proceeds from shares issued	$11,415	$—	$627,795	$1,117,631
Distributions reinvested	100	5	36,711	23,225
Cost of shares redeemed	(1,780)	—	(403,749)	(415,065)

Change in net assets resulting from Select capital transactions	$9,735	$5	$260,757	$725,791

Total change in net assets resulting from capital transactions	$9,916	$5	$1,077,556	$1,764,743

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Equity Focus Fund				Equity Income Fund
	Six Months Ended 12/31/2013 (Unaudited)		Year Ended 6/30/2013		Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	8		—		45,931	68,181
Reinvested	—	(a)	—		3,506	2,207
Redeemed	—	(a)	—		(16,347)	(18,810)

Change in Class A Shares	8		—		33,090	51,578

Class B
Issued	—		—		70	62
Reinvested	—		—		8	8
Redeemed	—		—		(81)	(163)

Change in Class B Shares	—		—		(3)	(93)

Class C
Issued	1		—		17,656	24,888
Reinvested	—	(a)	—		993	440
Redeemed	—		—		(3,165)	(3,212)

Change in Class C Shares	1		—		15,484	22,116

Class R2
Issued	—		—		595	1,186
Reinvested	—		—		39	13
Redeemed	—		—		(134)	(220)

Change in Class R2 Shares	—		—		500	979

Class R5
Issued	—		—		4,160	10,685
Reinvested	—		—		507	456
Redeemed	—		—		(6,042)	(3,032)

Change in Class R5 Shares	—		—		(1,375)	8,109

Class R6
Issued	—		—		23,143	19,542
Reinvested	—		—		770	241
Redeemed	—		—		(5,546)	(7,073)

Change in Class R6 Shares	—		—		18,367	12,710

Select
Issued	534		—		50,315	102,846
Reinvested	5		—	(a)	2,912	2,161
Redeemed	(83)		—		(31,980)	(38,275)

Change in Select Shares	456		—	(a)	21,247	66,732

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund		Large Cap Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,717	$35,245	$1,950,788	$1,681,868
Distributions reinvested	2,033	3,805	—	7,269
Cost of shares redeemed	(27,568)	(46,195)	(752,718)	(758,726)

Change in net assets resulting from Class A capital transactions	$(7,818)	$(7,145)	$1,198,070	$930,411

Class B
Proceeds from shares issued	$72	$46	$103	$566
Distributions reinvested	10	24	—	3
Cost of shares redeemed	(470)	(1,068)	(1,911)	(4,476)

Change in net assets resulting from Class B capital transactions	$(388)	$(998)	$(1,808)	$(3,907)

Class C
Proceeds from shares issued	$3,709	$3,658	$62,812	$216,349
Distributions reinvested	40	50	—	328
Cost of shares redeemed	(1,231)	(1,194)	(41,678)	(55,203)

Change in net assets resulting from Class C capital transactions	$2,518	$2,514	$21,134	$161,474

Class R2
Proceeds from shares issued	$—	$—	$29,203	$136,252
Distributions reinvested	—	—	—	328
Cost of shares redeemed	—	—	(36,098)	(45,030)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(6,895)	$91,550

Class R5
Proceeds from shares issued	$—	$—	$167,961	$726,113
Distributions reinvested	—	—	—	5,802
Cost of shares redeemed	—	—	(204,637)	(248,553)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(36,676)	$483,362

Class R6
Proceeds from shares issued	$—	$—	$413,339	$1,276,837
Distributions reinvested	—	—	—	11,769
Cost of shares redeemed	—	—	(321,354)	(323,090)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$91,985	$965,516

Select Class
Proceeds from shares issued	$11,352	$29,596	$599,690	$2,425,990
Distributions reinvested	152	181	—	9,684
Cost of shares redeemed	(16,776)	(11,709)	(894,109)	(1,379,749)

Change in net assets resulting from Select Class capital transactions	$(5,272)	$18,068	$(294,419)	$1,055,925

Total change in net assets resulting from capital transactions	$(10,960)	$12,439	$971,391	$3,684,331

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Growth and Income Fund		Large Cap Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	460	1,056	69,736	68,413
Reinvested	51	113	—	299
Redeemed	(711)	(1,393)	(26,183)	(30,354)

Change in Class A Shares	(200)	(224)	43,553	38,358

Class B
Issued	2	2	4	26
Reinvested	— (a)	1	—	— (a)
Redeemed	(13)	(33)	(75)	(204)

Change in Class B Shares	(11)	(30)	(71)	(178)

Class C
Issued	104	115	2,493	10,019
Reinvested	1	2	—	15
Redeemed	(35)	(39)	(1,647)	(2,519)

Change in Class C Shares	70	78	846	7,515

Class R2
Issued	—	—	1,022	5,599
Reinvested	—	—	—	14
Redeemed	—	—	(1,247)	(1,823)

Change in Class R2 Shares	—	—	(225)	3,790

Class R5
Issued	—	—	5,797	29,385
Reinvested	—	—	—	236
Redeemed	—	—	(7,095)	(9,897)

Change in Class R5 Shares	—	—	(1,298)	19,724

Class R6
Issued	—	—	14,366	51,377
Reinvested	—	—	—	478
Redeemed	—	—	(10,958)	(12,934)

Change in Class R6 Shares	—	—	3,408	38,921

Select Class
Issued	287	860	20,949	99,374
Reinvested	4	5	—	399
Redeemed	(423)	(364)	(30,608)	(55,281)

Change in Select Class Shares	(132)	501	(9,659)	44,492

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Value Fund		U.S. Equity Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,508	$9,793	$179,168	$317,607
Net assets acquired in Fund reorganization (See Note 8)	42,595	—	—	—
Distributions reinvested	1,947	334	63,374	21,062
Cost of shares redeemed	(6,558)	(7,966)	(171,041)	(265,352)

Change in net assets resulting from Class A capital transactions	$45,492	$2,161	$71,501	$73,317

Class B
Proceeds from shares issued	$24	$80	$131	$82
Net assets acquired in Fund reorganization (See Note 8)	1,079	—	—	—
Distributions reinvested	53	8	302	121
Cost of shares redeemed	(201)	(663)	(627)	(1,552)

Change in net assets resulting from Class B capital transactions	$955	$(575)	$(194)	$(1,349)

Class C
Proceeds from shares issued	$2,255	$2,372	$26,494	$35,948
Net assets acquired in Fund reorganization (See Note 8)	3,188	—	—	—
Distributions reinvested	235	26	8,915	2,151
Cost of shares redeemed	(858)	(1,593)	(11,815)	(19,119)

Change in net assets resulting from Class C capital transactions	$4,820	$805	$23,594	$18,980

Class R2
Proceeds from shares issued	$36	$282	$28,409	$44,824
Distributions reinvested	8	1	6,149	1,212
Cost of shares redeemed	(180)	(125)	(10,064)	(13,937)

Change in net assets resulting from Class R2 capital transactions	$(136)	$158	$24,494	$32,099

Class R5
Proceeds from shares issued	$333	$20,693	$72,773	$134,146
Net assets acquired in Fund reorganization (See Note 8)	2,180	—	—	—
Distributions reinvested	668	293	26,553	13,036
Cost of shares redeemed	(19,551)	(30,349)	(155,222)	(97,891)

Change in net assets resulting from Class R5 capital transactions	$(16,370)	$(9,363)	$(55,896)	$49,291

Class R6
Proceeds from shares issued	$2,928	$30,498	$366,783	$357,529
Distributions reinvested	1,993	389	128,201	36,658
Cost of shares redeemed	(5,023)	(4,653)	(74,436)	(332,840)

Change in net assets resulting from Class R6 capital transactions	$(102)	$26,234	$420,548	$61,347

Institutional Class
Proceeds from shares issued	$—	$—	$2,634,156	$646,883
Distributions reinvested	—	—	223,884	20,902
Cost of shares redeemed	—	—	(441,880)	(208,805)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$2,416,160	$458,980

Select Class
Proceeds from shares issued	$16,060	$15,803	$533,999	$1,142,555
Distributions reinvested	23,348	47	145,940	95,824
Cost of shares redeemed	(35,981)	(126,134)	(2,817,578)	(1,681,097)

Change in net assets resulting from Select Class capital transactions	$3,427	$(110,284)	$(2,137,639)	$(442,718)

Total change in net assets resulting from capital transactions	$38,086	$(90,864)	$762,568	$249,947

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Large Cap Value Fund		U.S. Equity Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	510	764	12,987	26,919
Shares issued in connection with Fund reorganization (See Note 8)	2,898	—	—	—
Reinvested	132	26	4,694	1,851
Redeemed	(442)	(627)	(12,409)	(22,129)

Change in Class A Shares	3,098	163	5,272	6,641

Class B
Issued	2	6	10	7
Shares issued in connection with Fund reorganization (See Note 8)	74	—	—	—
Reinvested	4	1	23	11
Redeemed	(14)	(54)	(47)	(134)

Change in Class B Shares	66	(47)	(14)	(116)

Class C
Issued	155	191	1,961	3,084
Shares issued in connection with Fund reorganization (See Note 8)	222	—	—	—
Reinvested	16	2	675	195
Redeemed	(59)	(134)	(875)	(1,655)

Change in Class C Shares	334	59	1,761	1,624

Class R2
Issued	3	24	2,082	3,820
Reinvested	— (a)	— (a)	458	107
Redeemed	(12)	(10)	(732)	(1,185)

Change in Class R2 Shares	(9)	14	1,808	2,742

Class R5
Issued	23	1,466	5,223	11,490
Shares issued in connection with Fund reorganization (See Note 8)	149	—	—	—
Reinvested	46	24	1,960	1,138
Redeemed	(1,335)	(2,472)	(11,608)	(8,247)

Change in Class R5 Shares	(1,117)	(982)	(4,425)	4,381

Class R6
Issued	200	2,468	27,015	30,187
Reinvested	136	29	9,456	3,185
Redeemed	(340)	(372)	(5,399)	(29,466)

Change in Class R6 Shares	(4)	2,125	31,072	3,906

Institutional Class
Issued	—	—	181,686	53,674
Reinvested	—	—	16,542	1,809
Redeemed	—	—	(32,163)	(17,530)

Change in Institutional Class Shares	—	—	166,065	37,953

Select Class
Issued	1,117	1,244	39,043	96,628
Reinvested	1,609	4	10,799	8,441
Redeemed	(2,495)	(10,585)	(195,563)	(139,323)

Change in Select Class Shares	231	(9,337)	(145,721)	(34,254)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Disciplined Equity Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$20.27	$0.12	(f)	$3.12	$3.24	$(0.11)	$(1.35)	$(1.46)
Year Ended June 30, 2013	17.42	0.20	(f)	3.56	3.76	(0.23)	(0.68)	(0.91)
Year Ended June 30, 2012	16.80	0.21	(f)	0.61	0.82	(0.20)	—	(0.20)
Year Ended June 30, 2011	13.07	0.17	(f)	3.72	3.89	(0.16)	—	(0.16)
Year Ended June 30, 2010	11.52	0.18	(f)	1.54	1.72	(0.17)	—	(0.17)
Year Ended June 30, 2009	15.44	0.31	(f)	(3.93)	(3.62)	(0.30)	—	(0.30)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	20.36	0.17	(f)	3.14	3.31	(0.15)	(1.35)	(1.50)
Year Ended June 30, 2013	17.48	0.32	(f)	3.55	3.87	(0.31)	(0.68)	(0.99)
Year Ended June 30, 2012	16.83	0.29	(f)	0.63	0.92	(0.27)	—	(0.27)
Year Ended June 30, 2011	13.08	0.25	(f)	3.73	3.98	(0.23)	—	(0.23)
Year Ended June 30, 2010	11.52	0.24	(f)	1.56	1.80	(0.24)	—	(0.24)
Year Ended June 30, 2009	15.45	0.37	(f)	(3.94)	(3.57)	(0.36)	—	(0.36)

Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	20.36	0.16	(f)	3.14	3.30	(0.14)	(1.35)	(1.49)
Year Ended June 30, 2013	17.48	0.30	(f)	3.55	3.85	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2012	16.83	0.27	(f)	0.63	0.90	(0.25)	—	(0.25)
Year Ended June 30, 2011	13.09	0.24	(f)	3.72	3.96	(0.22)	—	(0.22)
Year Ended June 30, 2010	11.52	0.23	(f)	1.57	1.80	(0.23)	—	(0.23)
Year Ended June 30, 2009	15.45	0.32	(f)	(3.90)	(3.58)	(0.35)	—	(0.35)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	20.39	0.14	(f)	3.15	3.29	(0.13)	(1.35)	(1.48)
Year Ended June 30, 2013	17.51	0.27	(f)	3.56	3.83	(0.27)	(0.68)	(0.95)
Year Ended June 30, 2012	16.86	0.25	(f)	0.63	0.88	(0.23)	—	(0.23)
Year Ended June 30, 2011	13.11	0.21	(f)	3.73	3.94	(0.19)	—	(0.19)
Year Ended June 30, 2010	11.54	0.21	(f)	1.56	1.77	(0.20)	—	(0.20)
Year Ended June 30, 2009	15.48	0.33	(f)	(3.94)	(3.61)	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$22.05	16.30%	$166,048	0.85%	1.06%	0.87%	63%
20.27	22.33	103,755	0.85	1.04	0.87	178
17.42	4.98	20,831	0.85	1.21	0.88	198
16.80	29.86	3,399	0.85	1.07	0.89	169
13.07	14.88	1,425	0.85	1.27	0.95	169
11.52	(23.29)	965	0.85	2.59	0.97	92

22.17	16.60	2,578,563	0.35	1.55	0.37	63
20.36	22.90	1,460,937	0.35	1.67	0.37	178
17.48	5.57	1,024,228	0.35	1.76	0.38	198
16.83	30.55	577,140	0.35	1.49	0.38	169
13.08	15.51	35,855	0.35	1.76	0.45	169
11.52	(22.95)	83,583	0.35	3.09	0.47	92

22.17	16.55	293,178	0.45	1.45	0.47	63
20.36	22.79	221,638	0.45	1.57	0.47	178
17.48	5.47	171,872	0.45	1.66	0.49	198
16.83	30.33	119,152	0.44	1.59	0.50	169
13.09	15.49	194,273	0.45	1.68	0.55	169
11.52	(23.03)	124,398	0.45	2.76	0.58	92

22.20	16.46	61,929	0.59	1.31	0.62	63
20.39	22.61	40,522	0.60	1.40	0.62	178
17.51	5.31	15,979	0.60	1.50	0.64	198
16.86	30.17	12,490	0.60	1.33	0.64	169
13.11	15.28	8,983	0.60	1.55	0.70	169
11.54	(23.17)	10,514	0.60	2.76	0.72	92

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
Dynamic Growth Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$18.94	$(0.03	)(g)(h)	$5.28	$5.25	$24.19
Year Ended June 30, 2013	15.89	(0.05	)(g)(i)	3.10	3.05	18.94
Year Ended June 30, 2012	15.47	(0.12)		0.54	0.42	15.89
Year Ended June 30, 2011	11.44	(0.10	)(g)	4.13	4.03	15.47
Year Ended June 30, 2010	9.91	(0.07)		1.60	1.53	11.44
Year Ended June 30, 2009	14.07	(0.04)		(4.12)	(4.16)	9.91

Class C
Six Months Ended December 31, 2013 (Unaudited)	18.43	(0.08	)(g)(h)	5.12	5.04	23.47
Year Ended June 30, 2013	15.54	(0.14	)(g)(i)	3.03	2.89	18.43
Year Ended June 30, 2012	15.21	(0.19)		0.52	0.33	15.54
Year Ended June 30, 2011	11.29	(0.17	)(g)	4.09	3.92	15.21
Year Ended June 30, 2010	9.84	(0.13)		1.58	1.45	11.29
Year Ended June 30, 2009	14.04	(0.09)		(4.11)	(4.20)	9.84

Class R5
Six Months Ended December 31, 2013 (Unaudited)	19.42	0.04	(g)(h)	5.39	5.43	24.85
Year Ended June 30, 2013	16.22	0.03	(g)(i)	3.17	3.20	19.42
Year Ended June 30, 2012	15.72	(0.06)		0.56	0.50	16.22
Year Ended June 30, 2011	11.57	(0.04	)(g)	4.19	4.15	15.72
Year Ended June 30, 2010	9.98	(0.02)		1.61	1.59	11.57
Year Ended June 30, 2009	14.11	0.01		(4.14)	(4.13)	9.98

Select Class
Six Months Ended December 31, 2013 (Unaudited)	19.20	0.01	(g)(h)	5.34	5.35	24.55
Year Ended June 30, 2013	16.07	(0.03	)(g)(i)	3.16	3.13	19.20
Year Ended June 30, 2012	15.61	(0.09)		0.55	0.46	16.07
Year Ended June 30, 2011	11.51	(0.06	)(g)	4.16	4.10	15.61
Year Ended June 30, 2010	9.95	(0.04)		1.60	1.56	11.51
Year Ended June 30, 2009	14.09	(0.01)		(4.13)	(4.14)	9.95

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.08), $(0.13), $(0.01) and $(0.04) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.71)%, (1.20)%, (0.11)% and (0.34)% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.10), $(0.19), $(0.03) and $(0.08) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.60)%, (1.10)%, (0.15)% and (0.45)% for Class A, Class C, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

27.72%	$1,291	1.25%	(0.25	)%(h)	1.35%	22%
19.19	126	1.25	(0.30	)(i)	1.42	82
2.71	106	1.24	(0.81)		1.44	99
35.23	103	1.23	(0.71)		3.18	97
15.44	76	1.25	(0.61)		5.82	39
(29.57)	66	1.25	(0.37)		7.27	73

27.35	462	1.75	(0.74	)(h)	1.84	22
18.60	123	1.74	(0.80	)(i)	1.92	82
2.17	104	1.74	(1.31)		1.94	99
34.72	102	1.73	(1.21)		3.68	97
14.74	75	1.75	(1.11)		6.32	39
(29.91)	66	1.75	(0.87)		7.77	73

27.96	42	0.80	0.36	(h)	0.88	22
19.73	32	0.80	0.15	(i)	0.97	82
3.18	27	0.79	(0.36)		0.99	99
35.87	26	0.78	(0.26)		2.73	97
15.93	19	0.80	(0.17)		5.37	39
(29.27)	17	0.80	0.07		6.82	73

27.86	210,528	1.00	0.12	(h)	1.08	22
19.48	101,999	1.00	(0.16	)(i)	1.14	82
2.95	38,953	0.99	(0.56)		1.19	99
35.62	43,617	0.97	(0.41)		1.59	97
15.68	2,130	1.00	(0.36)		5.57	39
(29.38)	1,842	1.00	(0.12)		7.02	73

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Focus Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$19.18	$(0.03	)(g)	$3.96	$3.93	$—	$(0.46)	$(0.46)
Year Ended June 30, 2013	15.79	(0.02)		3.41	3.39	—	—	—
July 29, 2011 (h) through June 30, 2012	15.00	0.01		0.79	0.80	(0.01)	—	(0.01)

Class C
Six Months Ended December 31, 2013 (Unaudited)	19.01	(0.08	)(g)	3.92	3.84	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.73	(0.11)		3.39	3.28	—	—	—
July 29, 2011 (h) through June 30, 2012	15.00	(0.06)		0.79	0.73	— (i)	—	— (i)

Select
Six Months Ended December 31, 2013 (Unaudited)	19.22	(0.01	)(g)	3.98	3.97	— (i)	(0.46)	(0.46)
Year Ended June 30, 2013	15.81	0.02		3.42	3.44	(0.03)	—	(0.03)
July 29, 2011 (h) through June 30, 2012	15.00	0.04		0.80	0.84	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2012 and for the year ended June 30, 2013.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$22.65	20.59%	$244	1.25%	(0.23)%	3.69%	25%
19.18	21.47	64	1.25	(0.13)	3.75	61
15.79	5.37	53	1.25	0.04	5.09	71

22.39	20.30	93	1.75	(0.80)	4.07	25
19.01	20.85	63	1.75	(0.63)	4.25	61
15.73	4.87	52	1.75	(0.46)	5.58	71

22.73	20.75	14,774	1.00	(0.05)	3.38	25
19.22	21.77	3,730	1.00	0.12	3.51	61
15.81	5.61	3,063	1.00	0.29	4.84	71

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$11.62	$0.11	(f)	$1.47	$1.58	$(0.11)	$(0.22)	$(0.33)
Year Ended June 30, 2013	9.84	0.24	(f)(h)	1.84	2.08	(0.23)	(0.07)	(0.30)
Year Ended June 30, 2012	9.38	0.21	(f)	0.46	0.67	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2011	7.26	0.19	(f)	2.12	2.31	(0.19)	—	(0.19)
Year Ended June 30, 2010	6.35	0.17	(f)	0.91	1.08	(0.17)	—	(0.17)
Year Ended June 30, 2009	9.11	0.22	(f)	(2.30)	(2.08)	(0.21)	(0.47)	(0.68)
Class B
Six Months Ended December 31, 2013 (Unaudited)	11.54	0.08	(f)	1.47	1.55	(0.09)	(0.22)	(0.31)
Year Ended June 30, 2013	9.78	0.18	(f)(h)	1.83	2.01	(0.18)	(0.07)	(0.25)
Year Ended June 30, 2012	9.33	0.15	(f)	0.47	0.62	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.22	0.14	(f)	2.12	2.26	(0.15)	—	(0.15)
Year Ended June 30, 2010	6.30	0.13	(f)	0.92	1.05	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(f)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Class C
Six Months Ended December 31, 2013 (Unaudited)	11.49	0.08	(f)	1.46	1.54	(0.09)	(0.22)	(0.31)
Year Ended June 30, 2013	9.74	0.18	(f)(h)	1.83	2.01	(0.19)	(0.07)	(0.26)
Year Ended June 30, 2012	9.30	0.16	(f)	0.45	0.61	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.20	0.15	(f)	2.11	2.26	(0.16)	—	(0.16)
Year Ended June 30, 2010	6.30	0.13	(f)	0.90	1.03	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(f)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Class R2
Six Months Ended December 31, 2013 (Unaudited)	11.61	0.10	(f)	1.46	1.56	(0.10)	(0.22)	(0.32)
Year Ended June 30, 2013	9.84	0.21	(f)(h)	1.84	2.05	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2012	9.38	0.19	(f)	0.46	0.65	(0.15)	(0.04)	(0.19)
February 28, 2011 (g) through June 30, 2011	9.20	0.06	(f)	0.17	0.23	(0.05)	—	(0.05)
Class R5
Six Months Ended December 31, 2013 (Unaudited)	11.78	0.14	(f)	1.49	1.63	(0.14)	(0.22)	(0.36)
Year Ended June 30, 2013	9.96	0.29	(f)(h)	1.87	2.16	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2012	9.49	0.26	(f)	0.46	0.72	(0.21)	(0.04)	(0.25)
February 28, 2011 (g) through June 30, 2011	9.31	0.10	(f)	0.16	0.26	(0.08)	—	(0.08)
Class R6
Six Months Ended December 31, 2013 (Unaudited)	11.77	0.15	(f)	1.48	1.63	(0.14)	(0.22)	(0.36)
Year Ended June 30, 2013	9.96	0.29	(f)(h)	1.87	2.16	(0.28)	(0.07)	(0.35)
January 31, 2012 (g) through June 30, 2012	9.64	0.13	(f)	0.30	0.43	(0.11)	—	(0.11)
Select Class
Six Months Ended December 31, 2013 (Unaudited)	11.77	0.13	(f)	1.50	1.63	(0.13)	(0.22)	(0.35)
Year Ended June 30, 2013	9.96	0.27	(f)(h)	1.86	2.13	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2012	9.50	0.24	(f)	0.45	0.69	(0.19)	(0.04)	(0.23)
Year Ended June 30, 2011	7.35	0.22	(f)	2.14	2.36	(0.21)	—	(0.21)
Year Ended June 30, 2010	6.42	0.20	(f)	0.92	1.12	(0.19)	—	(0.19)
Year Ended June 30, 2009	9.20	0.25	(f)	(2.32)	(2.07)	(0.24)	(0.47)	(0.71)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.21. $0.16, $0.16, $0.18, $0.27, $0.26 and $0.24 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.97%, 1.49%, 1.46%, 1.67%, 2.44%, 2.38% and 2.23% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$12.87	13.73%	$1,849,833	1.03%	1.79%		1.05%	11%
11.62	21.53	1,285,400	1.03	2.22	(h)	1.08	34
9.84	7.30	580,848	1.04	2.22		1.08	44
9.38	32.06	217,462	1.05	2.16		1.14	37
7.26	16.94	79,236	1.20	2.29		1.22	43
6.35	(22.86)	66,117	1.23	3.13		1.39	54

12.78	13.48	4,459	1.50	1.27		1.55	11
11.54	20.90	4,062	1.52	1.75	(h)	1.58	34
9.78	6.75	4,353	1.54	1.64		1.59	44
9.33	31.44	5,962	1.56	1.66		1.65	37
7.22	16.63	6,563	1.72	1.77		1.72	43
6.30	(23.39)	7,829	1.85	2.49		1.89	54

12.72	13.46	648,491	1.54	1.31		1.55	11
11.49	20.94	407,911	1.53	1.71	(h)	1.58	34
9.74	6.72	130,366	1.54	1.74		1.58	44
9.30	31.52	28,947	1.55	1.69		1.63	37
7.20	16.34	5,549	1.71	1.79		1.72	43
6.30	(23.36)	3,879	1.85	2.54		1.90	54

12.85	13.53	21,209	1.29	1.56		1.30	11
11.61	21.21	13,347	1.28	1.92	(h)	1.34	34
9.84	7.13	1,682	1.29	1.94		1.32	44
9.38	2.54	51	1.28	1.80		1.36	37

13.05	13.93	234,139	0.59	2.18		0.60	11
11.78	22.17	227,442	0.58	2.69	(h)	0.63	34
9.96	7.78	111,647	0.58	2.77		0.63	44
9.49	2.77	2,925	0.58	3.21		0.66	37

13.04	13.97	497,851	0.54	2.38		0.55	11
11.77	22.12	233,034	0.53	2.63	(h)	0.59	34
9.96	4.47	70,589	0.53	3.28		0.58	44

13.05	13.93	2,868,171	0.79	2.01		0.80	11
11.77	21.84	2,337,565	0.78	2.48	(h)	0.83	34
9.96	7.48	1,313,214	0.78	2.48		0.83	44
9.50	32.42	204,331	0.80	2.45		0.89	37
7.35	17.45	89,156	0.86	2.64		0.97	43
6.42	(22.59)	78,303	0.89	3.51		1.15	54

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Growth and Income Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$36.53	$0.23	(f)(g)	$5.29	$5.52	$(0.22)
Year Ended June 30, 2013	29.43	0.40	(f)	7.11	7.51	(0.41)
Year Ended June 30, 2012	28.26	0.35	(f)	1.16	1.51	(0.34)
Year Ended June 30, 2011	22.30	0.28	(f)	5.96	6.24	(0.28)
Year Ended June 30, 2010	19.46	0.35	(f)	2.83	3.18	(0.34)
Year Ended June 30, 2009	27.97	0.44	(f)	(8.52)	(8.08)	(0.43)

Class B
Six Months Ended December 31, 2013 (Unaudited)	35.68	0.13	(f)(g)	5.17	5.30	(0.14)
Year Ended June 30, 2013	28.76	0.23	(f)	6.94	7.17	(0.25)
Year Ended June 30, 2012	27.62	0.21	(f)	1.14	1.35	(0.21)
Year Ended June 30, 2011	21.80	0.15	(f)	5.82	5.97	(0.15)
Year Ended June 30, 2010	19.03	0.23	(f)	2.76	2.99	(0.22)
Year Ended June 30, 2009	27.36	0.32	(f)	(8.32)	(8.00)	(0.33)

Class C
Six Months Ended December 31, 2013 (Unaudited)	33.83	0.12	(f)(g)	4.90	5.02	(0.16)
Year Ended June 30, 2013	27.32	0.22	(f)	6.59	6.81	(0.30)
Year Ended June 30, 2012	26.27	0.20	(f)	1.08	1.28	(0.23)
Year Ended June 30, 2011	20.77	0.14	(f)	5.53	5.67	(0.17)
Year Ended June 30, 2010	18.15	0.21	(f)	2.66	2.87	(0.25)
Year Ended June 30, 2009	26.13	0.31	(f)	(7.95)	(7.64)	(0.34)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	38.03	0.28	(f)(g)	5.51	5.79	(0.25)
Year Ended June 30, 2013	30.63	0.51	(f)	7.40	7.91	(0.51)
Year Ended June 30, 2012	29.39	0.45	(f)	1.21	1.66	(0.42)
Year Ended June 30, 2011	23.18	0.37	(f)	6.20	6.57	(0.36)
Year Ended June 30, 2010	20.21	0.43	(f)	2.95	3.38	(0.41)
Year Ended June 30, 2009	29.02	0.52	(f)	(8.82)	(8.30)	(0.51)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.19, $0.09, $0.09 and $0.24 for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.97%, 0.46%, 0.47% and 1.18% for Class A, Class B, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$41.83	15.15%	$399,415	1.11%	1.18	%(g)	1.15%	22%
36.53	25.65	356,127	1.15	1.23		1.16	35
29.43	5.45	293,520	1.19	1.28		1.19	28
28.26	28.03	306,850	1.19	1.07		1.19	23
22.30	16.25	266,587	1.21	1.49		1.21	41
19.46	(28.88)	253,559	1.27	2.06		1.28	52

40.84	14.86	2,988	1.61	0.66	(g)	1.65	22
35.68	25.01	2,981	1.66	0.73		1.66	35
28.76	4.93	3,286	1.69	0.77		1.70	28
27.62	27.40	4,439	1.69	0.57		1.69	23
21.80	15.66	4,959	1.71	1.01		1.72	41
19.03	(29.24)	5,976	1.77	1.53		1.78	52

38.69	14.85	11,595	1.63	0.68	(g)	1.65	22
33.83	25.02	7,769	1.65	0.72		1.65	35
27.32	4.94	4,137	1.69	0.79		1.69	28
26.27	27.35	3,837	1.69	0.56		1.69	23
20.77	15.72	2,797	1.70	0.97		1.71	41
18.15	(29.24)	2,027	1.77	1.54		1.78	52

43.57	15.27	26,724	0.89	1.38	(g)	0.90	22
38.03	25.97	28,339	0.88	1.45		0.90	35
30.63	5.78	7,474	0.89	1.58		0.94	28
29.39	28.41	5,733	0.90	1.32		0.95	23
23.18	16.63	1,646	0.89	1.80		0.97	41
20.21	(28.61)	1,905	0.90	2.14		1.04	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Large Cap Growth Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$26.01	$(0.05	)(f)	$5.82	$5.77	$—
Year Ended June 30, 2013	23.64	0.08	(f)(i)	2.37	2.45	(0.08)
Year Ended June 30, 2012	22.38	(0.06	)(f)	1.32	1.26	—
Year Ended June 30, 2011	15.86	(0.04	)(f)	6.56	6.52	—
Year Ended June 30, 2010	13.38	(0.04	)(f)	2.52	2.48	—
Year Ended June 30, 2009	19.50	0.01	(f)	(6.11)	(6.10)	(0.02)

Class B
Six Months Ended December 31, 2013 (Unaudited)	23.01	(0.10	)(f)	5.13	5.03	—
Year Ended June 30, 2013	20.96	(0.04	)(f)(i)	2.10	2.06	(0.01)
Year Ended June 30, 2012	19.93	(0.15	)(f)	1.18	1.03	—
Year Ended June 30, 2011	14.20	(0.13	)(f)	5.86	5.73	—
Year Ended June 30, 2010	12.05	(0.12	)(f)	2.27	2.15	—
Year Ended June 30, 2009	17.65	(0.07	)(f)	(5.52)	(5.59)	(0.01)

Class C
Six Months Ended December 31, 2013 (Unaudited)	22.79	(0.11	)(f)	5.09	4.98	—
Year Ended June 30, 2013	20.79	(0.04	)(f)(i)	2.07	2.03	(0.03)
Year Ended June 30, 2012	19.77	(0.15	)(f)	1.17	1.02	—
Year Ended June 30, 2011	14.09	(0.13	)(f)	5.81	5.68	—
Year Ended June 30, 2010	11.95	(0.12	)(f)	2.26	2.14	—
Year Ended June 30, 2009	17.50	(0.06	)(f)	(5.48)	(5.54)	(0.01)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	25.74	(0.08	)(f)	5.74	5.66	—
Year Ended June 30, 2013	23.44	0.01	(f)(i)	2.36	2.37	(0.07)
Year Ended June 30, 2012	22.24	(0.12	)(f)	1.32	1.20	— (g)
Year Ended June 30, 2011	15.81	(0.11	)(f)	6.54	6.43	—
Year Ended June 30, 2010	13.37	(0.08	)(f)	2.52	2.44	—
November 3, 2008 (h) through June 30, 2009	13.68	0.01	(f)	(0.31)	(0.30)	(0.01)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	26.12	0.01	(f)	5.84	5.85	—
Year Ended June 30, 2013	23.74	0.17	(f)(i)	2.38	2.55	(0.17)
Year Ended June 30, 2012	22.39	0.04	(f)	1.32	1.36	(0.01)
Year Ended June 30, 2011	15.81	0.04	(f)	6.54	6.58	—
Year Ended June 30, 2010	13.28	0.03	(f)	2.50	2.53	—
April 14, 2009 (h) through June 30, 2009	12.47	0.01	(f)	0.81	0.82	(0.01)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	26.15	0.02	(f)	5.84	5.86	—
Year Ended June 30, 2013	23.76	0.18	(f)(i)	2.39	2.57	(0.18)
Year Ended June 30, 2012	22.40	0.05	(f)	1.33	1.38	(0.02)
November 30, 2010 (h) through June 30, 2011	19.94	0.03	(f)	2.43	2.46	—

Select Class
Six Months Ended December 31, 2013 (Unaudited)	25.99	(0.02	)(f)	5.81	5.79	—
Year Ended June 30, 2013	23.61	0.12	(f)(i)	2.37	2.49	(0.11)
Year Ended June 30, 2012	22.31	(0.01	)(f)	1.31	1.30	— (g)
Year Ended June 30, 2011	15.79	—	(f)(g)	6.52	6.52	—
Year Ended June 30, 2010	13.28	—	(f)(g)	2.51	2.51	—
Year Ended June 30, 2009	19.33	0.04	(f)	(6.06)	(6.02)	(0.03)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $(0.09), $(0.04), $0.12, $0.13 and $0.07 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.41)%, (0.42)%, (0.17)%, 0.47%, 0.50% and 0.28% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$31.78	22.18%	$4,834,239	1.09%	(0.32)%		1.17%	22%
26.01	10.40	2,824,115	1.09	0.30	(i)	1.19	47
23.64	5.63	1,660,335	1.09	(0.25)		1.15	28
22.38	41.11	328,012	1.11	(0.19)		1.23	84
15.86	18.54	174,585	1.24	(0.27)		1.31	61
13.38	(31.26)	160,168	1.24	0.05		1.45	124

28.04	21.86	9,319	1.57	(0.80)		1.67	22
23.01	9.81	9,278	1.59	(0.19	)(i)	1.68	47
20.96	5.17	12,170	1.59	(0.75)		1.65	28
19.93	40.35	18,374	1.62	(0.70)		1.74	84
14.20	17.84	20,842	1.77	(0.80)		1.82	61
12.05	(31.69)	26,025	1.78	(0.52)		1.93	124

27.77	21.85	507,119	1.59	(0.83)		1.67	22
22.79	9.80	396,862	1.59	(0.20	)(i)	1.69	47
20.79	5.16	205,723	1.59	(0.75)		1.65	28
19.77	40.31	31,181	1.60	(0.68)		1.71	84
14.09	17.91	6,588	1.77	(0.80)		1.81	61
11.95	(31.67)	5,996	1.78	(0.50)		1.94	124

31.40	21.99	227,041	1.34	(0.58)		1.42	22
25.74	10.12	191,876	1.34	0.05	(i)	1.45	47
23.44	5.41	85,913	1.34	(0.50)		1.39	28
22.24	40.67	626	1.34	(0.50)		1.42	84
15.81	18.25	58	1.48	(0.52)		1.56	61
13.37	(2.16)	49	1.49	0.16		1.80	124

31.97	22.40	1,376,948	0.71	0.06		0.72	22
26.12	10.78	1,158,856	0.71	0.69	(i)	0.75	47
23.74	6.10	584,866	0.69	0.16		0.70	28
22.39	41.62	53,668	0.71	0.22		0.76	84
15.81	19.05	10,618	0.78	0.20		0.85	61
13.28	6.56	53	0.79	0.19		1.17	124

32.01	22.41	2,765,908	0.66	0.11		0.67	22
26.15	10.87	2,170,011	0.67	0.72	(i)	0.70	47
23.76	6.15	1,047,184	0.63	0.20		0.64	28
22.40	12.34	30,386	0.63	0.25		0.65	84

31.78	22.28	5,576,971	0.91	(0.15)		0.92	22
25.99	10.58	4,811,907	0.91	0.50	(i)	0.94	47
23.61	5.85	3,320,683	0.89	(0.04)		0.90	28
22.31	41.29	1,463,752	0.91	(0.01)		0.95	84
15.79	18.90	300,304	0.99	(0.02)		1.07	61
13.28	(31.13)	335,992	0.99	0.29		1.19	124

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$13.99	$0.09	(f)	$2.06	$2.15	$(0.08)	$(0.51)	$(0.59)
Year Ended June 30, 2013	11.02	0.14	(f)	2.97	3.11	(0.14)	—	(0.14)
Year Ended June 30, 2012	11.45	0.11	(f)	(0.43)	(0.32)	(0.11)	—	(0.11)
Year Ended June 30, 2011	9.15	0.12	(f)	2.29	2.41	(0.11)	—	(0.11)
Year Ended June 30, 2010	8.09	0.09	(f)	1.04	1.13	(0.07)	—	(0.07)
Year Ended June 30, 2009	10.66	0.18	(f)	(2.54)	(2.36)	(0.21)	—	(0.21)

Class B
Six Months Ended December 31, 2013 (Unaudited)	13.80	0.05	(f)	2.02	2.07	(0.05)	(0.51)	(0.56)
Year Ended June 30, 2013	10.86	0.07	(f)	2.95	3.02	(0.08)	—	(0.08)
Year Ended June 30, 2012	11.28	0.05	(f)	(0.42)	(0.37)	(0.05)	—	(0.05)
Year Ended June 30, 2011	9.02	0.06	(f)	2.26	2.32	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.99	0.04	(f)	1.02	1.06	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.52	0.13	(f)	(2.50)	(2.37)	(0.16)	—	(0.16)

Class C
Six Months Ended December 31, 2013 (Unaudited)	13.70	0.05	(f)	2.01	2.06	(0.06)	(0.51)	(0.57)
Year Ended June 30, 2013	10.80	0.08	(f)	2.91	2.99	(0.09)	—	(0.09)
Year Ended June 30, 2012	11.22	0.05	(f)	(0.41)	(0.36)	(0.06)	—	(0.06)
Year Ended June 30, 2011	8.97	0.06	(f)	2.25	2.31	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.95	0.04	(f)	1.01	1.05	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.47	0.14	(f)	(2.50)	(2.36)	(0.16)	—	(0.16)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	13.95	0.06	(f)	2.06	2.12	(0.05)	(0.51)	(0.56)
Year Ended June 30, 2013	10.99	0.11	(f)	2.96	3.07	(0.11)	—	(0.11)
Year Ended June 30, 2012	11.42	0.08	(f)	(0.42)	(0.34)	(0.09)	—	(0.09)
Year Ended June 30, 2011	9.13	0.09	(f)	2.29	2.38	(0.09)	—	(0.09)
Year Ended June 30, 2010	8.08	0.07	(f)	1.03	1.10	(0.05)	—	(0.05)
November 3, 2008 (g) through June 30, 2009	8.10	0.11	(f)	0.02	0.13	(0.15)	—	(0.15)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	13.92	0.09	(f)	2.07	2.16	(0.10)	(0.51)	(0.61)
Year Ended June 30, 2013	10.92	0.17	(f)	2.98	3.15	(0.15)	—	(0.15)
Year Ended June 30, 2012	11.34	0.14	(f)	(0.41)	(0.27)	(0.15)	—	(0.15)
Year Ended June 30, 2011	9.07	0.16	(f)	2.26	2.42	(0.15)	—	(0.15)
Year Ended June 30, 2010	8.01	0.14	(f)	1.02	1.16	(0.10)	—	(0.10)
Year Ended June 30, 2009	10.52	0.25	(f)	(2.54)	(2.29)	(0.22)	—	(0.22)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	13.87	0.11	(f)	2.05	2.16	(0.11)	(0.51)	(0.62)
Year Ended June 30, 2013	10.92	0.20	(f)	2.94	3.14	(0.19)	—	(0.19)
Year Ended June 30, 2012	11.34	0.15	(f)	(0.42)	(0.27)	(0.15)	—	(0.15)
November 30, 2010 (g) through June 30, 2011	10.19	0.10	(f)	1.17	1.27	(0.12)	—	(0.12)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	13.82	0.09	(f)	2.04	2.13	(0.09)	(0.51)	(0.60)
Year Ended June 30, 2013	10.88	0.16	(f)	2.94	3.10	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.30	0.12	(f)	(0.41)	(0.29)	(0.13)	—	(0.13)
Year Ended June 30, 2011	9.04	0.13	(f)	2.26	2.39	(0.13)	—	(0.13)
Year Ended June 30, 2010	7.99	0.12	(f)	1.01	1.13	(0.08)	—	(0.08)
Year Ended June 30, 2009	10.53	0.20	(f)	(2.51)	(2.31)	(0.23)	—	(0.23)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$15.55	15.72%	$87,076	0.93%	1.16%	1.04%	58%
13.99	28.38	35,030	0.94	1.11	1.04	119
11.02	(2.75)	25,789	0.95	1.00	1.06	144
11.45	26.42	25,668	0.97	1.09	1.08	65
9.15	13.86	22,273	1.10	0.95	1.10	86
8.09	(22.00)	20,557	1.16	2.17	1.17	108

15.31	15.33	2,326	1.43	0.65	1.54	58
13.80	27.88	1,183	1.43	0.60	1.55	119
10.86	(3.22)	1,442	1.45	0.51	1.57	144
11.28	25.71	2,336	1.47	0.58	1.58	65
9.02	13.19	2,891	1.60	0.45	1.60	86
7.99	(22.32)	3,858	1.66	1.61	1.67	108

15.19	15.32	10,498	1.44	0.64	1.54	58
13.70	27.77	4,890	1.44	0.62	1.54	119
10.80	(3.17)	3,215	1.45	0.50	1.56	144
11.22	25.76	3,186	1.47	0.58	1.58	65
8.97	13.22	3,473	1.59	0.45	1.60	86
7.95	(22.34)	1,551	1.66	1.67	1.67	108

15.51	15.53	284	1.20	0.86	1.29	58
13.95	28.10	378	1.20	0.87	1.29	119
10.99	(2.97)	142	1.20	0.76	1.31	144
11.42	26.15	123	1.21	0.84	1.32	65
9.13	13.54	58	1.35	0.70	1.35	86
8.08	1.95	51	1.46	2.29	1.47	108

15.47	15.87	4,293	0.57	1.26	0.58	58
13.92	28.96	19,410	0.59	1.48	0.60	119
10.92	(2.34)	25,965	0.59	1.36	0.61	144
11.34	26.78	28,479	0.60	1.48	0.63	65
9.07	14.39	9,930	0.64	1.43	0.64	86
8.01	(21.58)	57	0.70	3.04	0.70	108

15.41	15.89	48,592	0.54	1.50	0.54	58
13.87	28.94	43,781	0.53	1.52	0.54	119
10.92	(2.30)	11,269	0.54	1.41	0.56	144
11.34	12.50	11,006	0.54	1.48	0.55	65

15.35	15.75	660,813	0.78	1.25	0.79	58
13.82	28.65	591,749	0.78	1.27	0.79	119
10.88	(2.54)	567,551	0.79	1.16	0.81	144
11.30	26.52	597,026	0.80	1.26	0.83	65
9.04	14.13	418,647	0.85	1.20	0.85	86
7.99	(21.78)	351,537	0.91	2.44	0.92	108

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$12.80	$0.05	(f)	$2.24	$2.29	$(0.05)	$(0.97)	$(1.02)
Year Ended June 30, 2013	10.73	0.13	(f)	2.31	2.44	(0.13)	(0.24)	(0.37)
Year Ended June 30, 2012	10.65	0.10	(f)	0.13	0.23	(0.09)	(0.06)	(0.15)
Year Ended June 30, 2011	8.30	0.08	(f)	2.35	2.43	(0.08)	—	(0.08)
Year Ended June 30, 2010	7.35	0.07	(f)	0.95	1.02	(0.07)	—	(0.07)
Year Ended June 30, 2009	9.56	0.11	(f)	(2.17)	(2.06)	(0.10)	(0.05)	(0.15)

Class B
Six Months Ended December 31, 2013 (Unaudited)	12.62	0.02	(f)	2.22	2.24	(0.03)	(0.97)	(1.00)
Year Ended June 30, 2013	10.59	0.07	(f)	2.27	2.34	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.51	0.04	(f)	0.14	0.18	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2011	8.20	0.03	(f)	2.32	2.35	(0.04)	—	(0.04)
Year Ended June 30, 2010	7.26	0.03	(f)	0.93	0.96	(0.02)	—	(0.02)
Year Ended June 30, 2009	9.45	0.07	(f)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)

Class C
Six Months Ended December 31, 2013 (Unaudited)	12.56	0.02	(f)	2.20	2.22	(0.03)	(0.97)	(1.00)
Year Ended June 30, 2013	10.55	0.06	(f)	2.26	2.32	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.47	0.04	(f)	0.15	0.19	(0.05)	(0.06)	(0.11)
Year Ended June 30, 2011	8.18	0.03	(f)	2.31	2.34	(0.05)	—	(0.05)
Year Ended June 30, 2010	7.25	0.03	(f)	0.93	0.96	(0.03)	—	(0.03)
Year Ended June 30, 2009	9.44	0.07	(f)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	12.74	0.04	(f)	2.22	2.26	(0.04)	(0.97)	(1.01)
Year Ended June 30, 2013	10.69	0.10	(f)	2.29	2.39	(0.10)	(0.24)	(0.34)
Year Ended June 30, 2012	10.62	0.07	(f)	0.13	0.20	(0.07)	(0.06)	(0.13)
Year Ended June 30, 2011	8.29	0.05	(f)	2.35	2.40	(0.07)	—	(0.07)
Year Ended June 30, 2010	7.35	0.05	(f)	0.95	1.00	(0.06)	—	(0.06)
November 3, 2008 (g) through June 30, 2009	7.36	0.07	(f)	0.04	0.11	(0.07)	(0.05)	(0.12)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	12.82	0.08	(f)	2.25	2.33	(0.08)	(0.97)	(1.05)
Year Ended June 30, 2013	10.75	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.66	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
Year Ended June 30, 2011	8.31	0.12	(f)	2.34	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.36	0.12	(f)	0.94	1.06	(0.11)	—	(0.11)
Year Ended June 30, 2009	9.55	0.16	(f)	(2.17)	(2.01)	(0.13)	(0.05)	(0.18)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	12.83	0.08	(f)	2.26	2.34	(0.08)	(0.97)	(1.05)
Year Ended June 30, 2013	10.76	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.67	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
November 30, 2010 (g) through June 30, 2011	9.59	0.07	(f)	1.10	1.17	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.07	18.29%	$1,035,706	0.97%	0.78%	1.06%	37%
12.80	23.14	874,571	0.97	1.06	1.06	88
10.73	2.27	662,367	0.97	0.93	1.08	83
10.65	29.29	426,536	0.97	0.81	1.07	69
8.30	13.83	184,862	1.05	0.84	1.08	84
7.35	(21.36)	103,103	1.05	1.49	1.12	101

13.86	18.08	4,708	1.44	0.30	1.56	37
12.62	22.45	4,466	1.46	0.57	1.56	88
10.59	1.74	4,979	1.47	0.43	1.58	83
10.51	28.66	7,113	1.48	0.31	1.56	69
8.20	13.25	8,190	1.57	0.33	1.58	84
7.26	(21.70)	8,559	1.57	0.96	1.61	101

13.78	18.02	145,860	1.47	0.28	1.56	37
12.56	22.43	110,837	1.46	0.56	1.56	88
10.55	1.83	75,962	1.47	0.43	1.58	83
10.47	28.56	57,089	1.48	0.30	1.57	69
8.18	13.26	27,838	1.57	0.32	1.58	84
7.25	(21.69)	10,216	1.57	0.97	1.62	101

13.99	18.12	105,126	1.22	0.53	1.31	37
12.74	22.81	72,664	1.22	0.81	1.31	88
10.69	2.00	31,686	1.22	0.68	1.32	83
10.62	28.96	8,533	1.22	0.51	1.32	69
8.29	13.56	492	1.30	0.57	1.33	84
7.35	1.70	51	1.30	1.47	1.39	101

14.10	18.53	439,168	0.59	1.17	0.61	37
12.82	23.52	455,939	0.59	1.45	0.61	88
10.75	2.72	335,220	0.59	1.32	0.63	83
10.66	29.66	153,501	0.59	1.27	0.61	69
8.31	14.30	209,619	0.59	1.39	0.63	84
7.36	(20.91)	596	0.59	2.08	0.65	101

14.12	18.62	1,955,915	0.54	1.21	0.56	37
12.83	23.56	1,379,173	0.54	1.47	0.56	88
10.76	2.76	1,114,492	0.54	1.38	0.57	83
10.67	12.17	549,478	0.54	1.15	0.57	69

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund (continued)
Institutional Class
Six Months Ended December 31, 2013 (Unaudited)	$12.82	$0.08	(f)	$2.25	$2.33	$(0.08)	$(0.97)	$(1.05)
Year Ended June 30, 2013	10.75	0.16	(f)	2.31	2.47	(0.16)	(0.24)	(0.40)
Year Ended June 30, 2012	10.66	0.13	(f)	0.14	0.27	(0.12)	(0.06)	(0.18)
Year Ended June 30, 2011	8.31	0.11	(f)	2.35	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.35	0.11	(f)	0.95	1.06	(0.10)	—	(0.10)
Year Ended June 30, 2009	9.55	0.14	(f)	(2.16)	(2.02)	(0.13)	(0.05)	(0.18)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	12.80	0.06	(f)	2.25	2.31	(0.06)	(0.97)	(1.03)
Year Ended June 30, 2013	10.74	0.15	(f)	2.30	2.45	(0.15)	(0.24)	(0.39)
Year Ended June 30, 2012	10.65	0.12	(f)	0.14	0.26	(0.11)	(0.06)	(0.17)
Year Ended June 30, 2011	8.30	0.10	(f)	2.34	2.44	(0.09)	—	(0.09)
Year Ended June 30, 2010	7.35	0.10	(f)	0.94	1.04	(0.09)	—	(0.09)
Year Ended June 30, 2009	9.54	0.13	(f)	(2.15)	(2.02)	(0.12)	(0.05)	(0.17)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.10	18.52%	$3,677,054	0.64%	1.16%	0.66%	37%
12.82	23.48	1,214,707	0.64	1.36	0.67	88
10.75	2.67	610,670	0.64	1.25	0.68	83
10.66	29.60	500,991	0.64	1.16	0.66	69
8.31	14.40	441,540	0.64	1.25	0.68	84
7.35	(21.04)	263,859	0.64	1.88	0.72	101

14.08	18.41	2,210,940	0.79	0.93	0.81	37
12.80	23.22	3,874,926	0.79	1.24	0.81	88
10.74	2.52	3,617,633	0.79	1.12	0.83	83
10.65	29.47	3,129,167	0.79	1.00	0.82	69
8.30	14.10	1,741,650	0.79	1.10	0.83	84
7.35	(21.04)	1,138,732	0.79	1.76	0.87	101

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Focus Fund	Class A, Class C and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

Prior to July 17, 2013, Class A, Class C and Class R5 Shares and prior to August 6, 2010, Select Class Shares of the Dynamic Growth Fund were not publicly offered for investment.

Prior to July 31, 2013, the Equity Focus Fund was not publicly offered for investment.

The investment objective of the Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of the Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of the Equity Focus Fund is to seek long-term capital appreciation.

The investment objective of the Equity Income Fund is to seek current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

The investment objective of the Growth and Income Fund is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of the Large Cap Growth Fund is to seek long-term capital appreciation and growth of income by investing primarily in equity securities.

The investment objective of the Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of the U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Effective November 1, 2009, Class B Shares of the Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Large Cap Value Fund acquired all of the assets and liabilities of the JPMorgan Value Opportunities Fund, Inc. in a reorganization on October 18, 2013.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, various forms of credit enhancements, such as bond insurance, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Disciplined Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,126,611	$3,744	$—	$3,130,355

Appreciation in Other Financial Instruments
Futures Contracts	$1,561	$—	$—	$1,561

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

Dynamic Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$212,406	$—	$—	$212,406

Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$16,522	$—	$—	$16,522

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$6,218,389	$—	$—	$6,218,389

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$440,454	$—	$—	$440,454

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$15,368,097	$—	$—	$15,368,097

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$812,818	$—	$—	$812,818

Appreciation in Other Financial Instruments
Futures Contracts	$389	$—	$—	$389

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$9,594,295	$—	$—	$9,594,295

Appreciation in Other Financial Instruments
Futures Contracts	$796	$—	$—	$796

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of December 31, 2013, the Funds had no investments in restricted or illiquid securities.

C. Futures Contracts — The Disciplined Equity Fund, Large Cap Value Fund and U.S. Equity Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2013 (amounts in thousands):

	Disciplined Equity Fund	Large Cap Value Fund		U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$45,931	$11,691	(a)	$44,584
Ending Notional Balance Long	45,935	16,202		59,283

(a)	Average for the period July 1, 2013 through December 31, 2013.

The Funds’ futures contracts are not subject to master netting arrangements.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for the Dynamic Growth Fund and Equity Focus Fund, for which distributions are generally declared and paid annually, and the Equity Income Fund, which are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Focus Fund	0.65
Equity Income Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreements, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreements (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2013, the effective rate of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements, was 0.08%.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	n/a	0.75%	n/a
Equity Focus Fund	0.25	n/a	0.75	n/a
Equity Income Fund	0.25	0.75%	0.75	0.50%
Growth and Income Fund	0.25	0.75	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$13	$—
Dynamic Growth Fund	1	—
Equity Income Fund	558	4
Growth and Income Fund	36	—	(a)
Large Cap Growth Fund	170	4
Large Cap Value Fund	6	—	(a)
U.S. Equity Fund	83	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	n/a	0.25%	n/a	0.05%	n/a	0.25
Equity Focus Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Equity Income Fund	0.25	0.25%	0.25	0.25%	0.05	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Disciplined Equity Fund	0.85%		n/a	n/a	n/a	n/a	0.35%	0.45%	0.60%
Dynamic Growth Fund	1.25		n/a	1.75%	n/a	0.80%	n/a	n/a	1.00
Equity Focus Fund	1.25		n/a	1.75	n/a	n/a	n/a	n/a	1.00
Equity Income Fund	1.04		1.54%	1.54	1.29%	0.59	0.54	n/a	0.79
Growth and Income Fund	1.30		1.80	1.80	n/a	n/a	n/a	n/a	0.90
Large Cap Growth Fund	1.10		1.60	1.60	1.35	0.75	0.70	n/a	0.95
Large Cap Value Fund	0.93	*	1.45	1.45	1.20	0.60	0.55	n/a	0.80
U.S. Equity Fund	0.97		1.47	1.47	1.22	0.59	0.54	0.64	0.79

*	Prior to October 18, 2013, the expense limitation for Large Cap Value Fund Class A Shares was 0.95%.

Except for as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

For the six months ended December 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Reimbursements
Disciplined Equity Fund	$—	$194	$—	$194	$—
Dynamic Growth Fund	—	32	37	69	—
Equity Focus Fund	25	4	11	40	67
Equity Income Fund	24	217	—	241	—
Growth and Income Fund	—	—	1	1	—
Large Cap Growth Fund	64	—	1,708	1,772	—
Large Cap Value Fund	4	—	33	37	—
U.S. Equity Fund	43	688	418	1,149	—

	Voluntary Waivers
	Investment Advisory	Shareholder Servicing	Total
Disciplined Equity Fund	$—	$2	$2
Equity Income Fund	1	15	16
Growth and Income Fund	8	67	75
Large Cap Growth Fund	6	34	40
Large Cap Value Fund	1	24	25
U.S. Equity Fund	—	1	1

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2013 were as follows (amounts in thousands):

Disciplined Equity Fund	$57
Equity Income Fund	110
Growth and Income Fund	7
Large Cap Growth Fund	392
Large Cap Value Fund	10
U.S. Equity Fund	108

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

4. Investment Transactions

During the six months ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Disciplined Equity Fund	$2,359,016	$1,480,314
Dynamic Growth Fund	101,281	34,084
Equity Focus Fund	12,131	2,236
Equity Income Fund	1,494,851	559,907
Growth and Income Fund	88,492	91,258
Large Cap Growth Fund	4,094,775	3,044,986
Large Cap Value Fund	428,976	480,751
U.S. Equity Fund	3,403,538	3,240,437

During the six months ended December 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$2,611,602	$525,553	$6,800	$518,753
Dynamic Growth Fund	163,185	49,650	429	49,221
Equity Focus Fund	14,370	2,225	73	2,152
Equity Income Fund	4,947,695	1,274,640	3,946	1,270,694
Growth and Income Fund	273,160	167,546	252	167,294
Large Cap Growth Fund	11,219,432	4,185,391	36,726	4,148,665
Large Cap Value Fund	631,853	182,396	1,431	180,965
U.S. Equity Fund	6,540,730	3,061,695	8,130	3,053,565

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Dynamic Growth Fund	$1,907	$—
Large Cap Growth Fund	224,612	—

At June 30, 2013, the Funds had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019		Total
Dynamic Growth Fund	$473	$436	$—	(a)	$909
Growth and Income Fund	—	52,829	—		52,829
Large Cap Growth Fund	—	49,171	—		49,171
Large Cap Value Fund	—	2,302	—		2,302

(a)	Amount rounds to less than $1,000.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2013. Borrowings from the Facility for the six months ended December 31, 2013, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
U.S. Equity Fund	$25,928	3	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the Disciplined Equity Fund, Dynamic Growth Fund, Equity Income Fund and Large Cap Value Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	76.3%
Dynamic Growth Fund	93.6%	n/a
Large Cap Value Fund	80.0	n/a
U.S. Equity Fund	14.0	n/a

Additionally, Equity Focus Fund, Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund and U.S. Equity Fund have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

8. Business Combinations

In March 2013, the Board of Directors of JPMorgan Value Opportunities Fund, Inc. and the Board of Trustees of JPM II approved management’s proposal to merge JPMorgan Value Opportunities Fund, Inc. (the “Target Fund”) into JPMorgan Large Cap Value Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Target Fund was approved by the Target Fund’s shareholders at a special meeting of shareholders held on October 10, 2013. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on October 18, 2013. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class B and Class C shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, and Institutional Class shareholders of the Target Fund received shares of Class R5 in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $48,185,000 and identified cost of approximately $43,339,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of October 18, 2013, the Target Fund had undistributed short-term capital gains of approximately $6,766,000.

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Value Opportunities Fund				$4,846
Class A	2,219	$42,595	$19.19
Class B	57	1,079	19.02
Class C	168	3,188	18.99
Institutional Class	114	2,180	19.16

Acquiring Fund
Large Cap Value Fund				148,898
Class A	2,698	39,656	14.70
Class B	85	1,229	14.48
Class C	405	5,821	14.37
Class R2	3,305	48,139	14.57
Class R5	1,440	21,053	14.62
Class R6	42,660	619,072	14.51
Select Class	29	430	14.65

Post Reorganization
Large Cap Value Fund				153,744
Class A	5,596	82,251	14.70
Class B	159	2,308	14.48
Class C	627	9,009	14.37
Class R2	3,305	48,139	14.57
Class R5	1,589	23,233	14.62
Class R6	42,660	619,072	14.51
Select Class	29	430	14.65

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2013, the beginning of the annual reporting period, the pro forma results of operations for the six months ended December 31, 2013, are as follows (amounts in thousands):

Net investment income (loss)	$4,935
Net realized/unrealized gains (losses)	106,612

Change in net assets resulting from operations	$111,547

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statements of Operations since October 18, 2013.

9. Other Matters

On February 12, 2014, the Board of Trustees of JPM II approved changes to the Equity Income Fund’s and the Large Cap Growth Fund’s fundamental investment objectives, which will be presented to shareholders for their approval. Subject to shareholder approval, the Equity Income Fund’s new investment objective will be to seek capital appreciation and current income and Large Cap Growth Fund’s new investment objective will be to seek long-term capital appreciation. The shareholder meeting is expected to occur on or about June 10, 2014.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013 and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$1,163.00	$4.63	0.85%
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class R6
Actual	1,000.00	1,166.00	1.91	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Institutional Class
Actual	1,000.00	1,165.50	2.46	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Select Class
Actual	1,000.00	1,164.60	3.22	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59

Dynamic Growth Fund
Class A
Actual	1,000.00	1,277.20	7.17	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	1,273.50	10.03	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class R5
Actual	1,000.00	1,279.60	4.60	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Select Class
Actual	1,000.00	1,278.60	5.74	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Focus Fund
Class A
Actual	$1,000.00	$1,205.90	$6.95	1.25%
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	1,203.00	9.72	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Select
Actual	1,000.00	1,207.50	5.56	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

Equity Income Fund
Class A
Actual	1,000.00	1,137.30	5.55	1.03
Hypothetical	1,000.00	1,020.01	5.24	1.03
Class B
Actual	1,000.00	1,134.80	8.07	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class C
Actual	1,000.00	1,134.60	8.29	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class R2
Actual	1,000.00	1,135.30	6.94	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class R5
Actual	1,000.00	1,139.30	3.18	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R6
Actual	1,000.00	1,139.70	2.91	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Select Class
Actual	1,000.00	1,139.30	4.26	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

Growth and Income Fund
Class A
Actual	1,000.00	1,151.50	6.02	1.11
Hypothetical	1,000.00	1,019.61	5.65	1.11
Class B
Actual	1,000.00	1,148.60	8.72	1.61
Hypothetical	1,000.00	1,017.09	8.19	1.61
Class C
Actual	1,000.00	1,148.50	8.83	1.63
Hypothetical	1,000.00	1,016.99	8.29	1.63
Select Class
Actual	1,000.00	1,152.70	4.83	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	89

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Large Cap Growth Fund
Class A
Actual	$1,000.00	$1,221.80	$6.10	1.09%
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class B
Actual	1,000.00	1,218.60	8.78	1.57
Hypothetical	1,000.00	1,017.29	7.98	1.57
Class C
Actual	1,000.00	1,218.50	8.89	1.59
Hypothetical	1,000.00	1,017.19	8.08	1.59
Class R2
Actual	1,000.00	1,219.90	7.50	1.34
Hypothetical	1,000.00	1,018.45	6.82	1.34
Class R5
Actual	1,000.00	1,224.00	3.98	0.71
Hypothetical	1,000.00	1,021.63	3.62	0.71
Class R6
Actual	1,000.00	1,224.10	3.70	0.66
Hypothetical	1,000.00	1,021.88	3.36	0.66
Select Class
Actual	1,000.00	1,222.80	5.10	0.91
Hypothetical	1,000.00	1,020.62	4.63	0.91

Large Cap Value Fund
Class A
Actual	1,000.00	1,157.20	5.06	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class B
Actual	1,000.00	1,153.30	7.76	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43
Class C
Actual	1,000.00	1,153.20	7.82	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class R2
Actual	1,000.00	1,155.30	6.52	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class R5
Actual	1,000.00	1,158.70	3.10	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57
Class R6
Actual	1,000.00	1,158.90	2.94	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Select Class
Actual	1,000.00	1,157.50	4.24	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Equity Fund
Class A
Actual	$1,000.00	$1,182.90	$5.34	0.97%
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class B
Actual	1,000.00	1,180.80	7.92	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class C
Actual	1,000.00	1,180.20	8.08	1.47
Hypothetical	1,000.00	1,017.80	7.48	1.47
Class R2
Actual	1,000.00	1,181.20	6.71	1.22
Hypothetical	1,000.00	1,019.06	6.21	1.22
Class R5
Actual	1,000.00	1,185.30	3.25	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R6
Actual	1,000.00	1,186.20	2.98	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,185.20	3.53	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64
Select Class
Actual	1,000.00	1,184.10	4.35	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	91

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 22, 2013.

As part of their review of the investment advisory arrangements for the J.P. Morgan Funds, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed agreements of the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in executive session with counsel to the Trusts and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

92	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the

J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Disciplined Equity Fund, Dynamic Growth Fund, Equity Focus Fund, and Growth and Income Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	93

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s performance was in the second, second and first quintiles for Class A shares and in the second, first and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Dynamic Growth Fund’s performance was in the first, second and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Equity Focus Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-year period ended December 31, 2012. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Equity Income Fund’s performance was in the second, first and first quintiles for both Class A and Select Class shares for the one- , three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Growth and Income Fund’s performance was in the first, first and third quintiles for Class A shares and in the first, first and second quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’

independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Large Cap Growth Fund’s performance was in the fifth, first and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regular meetings over the course of next year.

The Trustees noted that the Large Cap Value Fund’s performance was in the third, fourth and third quintiles for Class A shares and in the second, fourth and third quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the U.S. Equity Fund’s performance was in the second, third and first quintiles for Class A shares and in the second, second, and first quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in

94	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2013

place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Dynamic Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Equity Focus Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Equity Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Growth and Income Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for both Class A and Select shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Value Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2013	J.P. MORGAN LARGE CAP FUNDS	95

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. December 31, 2013	SAN-LCE-1213

Semi-Annual Report

J.P. Morgan Equity Funds

December 31, 2013 (Unaudited)

JPMorgan Equity Index Fund

JPMorgan Market Expansion Enhanced Index Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 23, 2014 (Unaudited)

Dear Shareholder,

Equity markets in developed economies performed strongly as the pace of the global economy accelerated during the six months ended December 31, 2013. Healthy corporate earnings and steady improvement in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of 2013 relieved much of the political uncertainty created by partisan brinkmanship that led to the partial shutdown of the federal government in October. In December, the U.S. Federal Reserve (the “Fed”) responded to marked improvement in employment and other measures of economic growth by announcing it would trim its $85 billion in monthly asset purchases by $10 billion. The news drove U.S. equities to new highs, with the Standard & Poor’s 500 stock index reaching seven closing highs in December, ending the six month period with a 16.31% return.

“While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Union returned to positive economic growth during the six month period and by the end of the period, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. The euro zone’s composite Purchasing Managers Index ended the period at a three-month high. Amid signs of continued economic expansion, it is notable that the European Central Bank cut its benchmark interest rate to a historical low in November in an attempt to counter a drop in the inflation rate.

In Japan, equity markets posted strong gains, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks in Japan and Europe.

Emerging market equities were weaker overall as China’s economy showed signs of slower growth and political unrest in Turkey and Thailand shook investor confidence. The Fed’s decision to taper its asset purchase program also set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed-income markets generally remained weak during the six month period, with the Barclays Aggregate Index returning 0.43% for the six month period. U.S. Treasury security yields remained low from a historical perspective but peaked in September after the Fed declined to taper its asset purchases at that time. Globally, emerging market debt continued to struggle as stronger developed market growth trends led to declines in the relatively high yields and strong currencies, causing outflows that led to further weakness. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively.

We welcome the Fed’s move to curb its Quantitative Easing program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The reporting period market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	1

JPMorgan Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	16.17%
S&P 500 Index	16.31%

Net Assets as of 12/31/2013 (In Thousands)	$1,990,877

INVESTMENT OBJECTIVE**

The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) performed largely in line with the Benchmark for the six months ended December 31, 2013. This was consistent with its indexing strategy and investment objective, as the Fund looks to generate returns that are comparable to that of the Benchmark.

Overall, the U.S. equity market performed strongly during the six months ended December 31, 2013, as a tepid economic recovery continued to gain strength from healthy corporate earnings, along with improvements in employment, housing and consumer sentiment. The Benchmark retreated at the start of the reporting period amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intent to taper off its monthly purchases of $85 billion in U.S. Treasuries and mortgage-backed securities. Interest rates rose sharply higher, pressuring prices for both stocks and bonds. Partisan brinkmanship in Washington added to the uncertainty, leading to a partial shutdown of the federal government in October. A bipartisan budget agreement toward the end of the year relieved some of the political uncertainty. During the six month period, the U.S. unemployment rate declined from 7.3% in July to 6.7% at year end, with slight upticks in joblessness at midyear and in October. Adding to the positive trend were advances in housing prices and auto sales in the second half of the year, and a rebound in consumer sentiment to a five-month high in December. The Standard & Poor’s 500 Index hit seven record-high closings in the final month of the reporting period. The Benchmark racked up a 16.31% gain for the year.

All 10 sectors within the Benchmark generated positive absolute returns during the reporting period. The information technology and industrials sectors were the leading contributors to performance, while the telecommunication services and utilities sectors were the bottom contributors to Fund performance.

HOW WAS THE FUND POSITIONED?

Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	3.0%
2.	Exxon Mobil Corp.	2.7
3.	Google, Inc., Class A	1.9
4.	Microsoft Corp.	1.7
5.	General Electric Co.	1.7
6.	Johnson & Johnson	1.6
7.	Chevron Corp.	1.4
8.	Procter & Gamble Co. (The)	1.3
9.	JPMorgan Chase & Co.	1.3
10.	Wells Fargo & Co.	1.3

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	18.5%
Financials	16.0
Health Care	12.8
Consumer Discretionary	12.4
Industrials	10.8
Energy	10.2
Consumer Staples	9.7
Materials	3.5
Utilities	2.9
Telecommunication Services	2.3
Short-Term Investment	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
****	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

2	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		16.02%	31.77%	17.45%	6.94%
With Sales Charge**		9.92	24.85	16.19	6.37
CLASS B SHARES	1/14/94
Without CDSC		15.57	30.76	16.58	6.30
With CDSC***		10.57	25.76	16.36	6.30
CLASS C SHARES	11/4/97
Without CDSC		15.59	30.78	16.58	6.15
With CDSC****		14.59	29.78	16.58	6.15
SELECT CLASS SHARES	7/2/91	16.17	32.10	17.75	7.21

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Index Fund, the S&P 500 Index and the Lipper S&P 500 Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market.

The Lipper S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	3

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	17.46%
S&P 1000 Index	18.07%

Net Assets as of 12/31/2013 (In Thousands)	$1,543,316

INVESTMENT OBJECTIVE**

The JPMorgan Market Expansion Enhanced Index Fund (the “Fund”) seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Standard & Poor’s 1000 Index (the “Benchmark”), which is a market-capitalization weighted combination of the S&P SmallCap 600 and the S&P MidCap 400 indexes, for the six months ended December 31, 2013. The Fund’s stock selection in the software & services sector and the insurance sector detracted from relative performance, while stock selection in the semiconductors sector and the industrial cyclical sector made a positive contribution to relative performance.

Individual detractors from relative performance included the Fund’s underweight positions in 3-D Systems Corp., Tractor Supply Corp. and Broadridge Financial Solutions Inc. Shares of 3-D Systems, a maker of three-dimensional printing technology, and Tractor Supply, a retailer of products for recreational farmers and ranchers, both rose during the reporting period and the Fund’s underweight positions in the stocks detracted from relative performance. Shares of Broadridge, a provider of investor communications and outsourcing services for the financial sector, strengthened during the reporting period but the Fund did not hold the stock, which detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Huntington Ingalls Industries Inc., Endo Health Solutions Inc. and Alliant Techsystems Inc. Shares of Huntington Ingalls, a military shipbuilder, rose on strong earnings and modest revenue growth. Shares of Endo Health Solutions, a diversified health care company, rose on expanding profit margins and good cash flow. Shares of Alliant Techsystems, an aerospace and defense manufacturer, gained from better-than-expected earnings, revenue growth and expanding profit margins.

HOW WAS THE FUND POSITIONED?

The Fund seeks to closely track the sector and industry weights within the Benchmark. Because the Fund uses an enhanced index strategy, not all of the stocks in the Benchmark are held by the Fund, and the Fund’s position in an individual stock may be overweight or underweight as compared to the Benchmark. Looking at valuation and fundamentals, the Fund’s portfolio managers overweighted what they believed were attractively priced stocks with improving fundamentals and underweighted what they believed were expensive stocks with deteriorating fundamentals, based on their bottom-up approach to stock selection. In addition, the Fund may modestly overweight or underweight the sectors and industries within the Benchmark.

4	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	HollyFrontier Corp.	0.7%
2.	Omnicare, Inc.	0.7
3.	Everest Re Group Ltd., (Bermuda)	0.6
4.	Hanesbrands, Inc.	0.6
5.	Towers Watson & Co., Class A	0.6
6.	Endo Health Solutions, Inc.	0.6
7.	Manpowergroup, Inc.	0.6
8.	Affiliated Managers Group, Inc.	0.6
9.	Alliance Data Systems Corp.	0.6
10.	Rock Tenn Co., Class A	0.6

PORTFOLIO COMPOSITION BY SECTOR****
Financials	21.1%
Industrials	16.9
Information Technology	16.3
Consumer Discretionary	13.6
Health Care	9.4
Materials	6.5
Energy	5.2
Utilities	3.9
Consumer Staples	3.7
Others (each less than 1.0%)	0.8
Short-Term Investment	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	“S&P SmallCap 600 Index”, “S&P MidCap 400 Index” and “S&P 1000 Index” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
****	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	5

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/31/98
Without Sales Charge		17.27%	35.90%	21.10%	9.88%
With Sales Charge**		11.15	28.82	19.81	9.28
CLASS B SHARES	7/31/98
Without CDSC		16.93	35.15	20.23	9.24
With CDSC***		11.93	30.15	20.04	9.24
CLASS C SHARES	3/22/99
Without CDSC		16.86	35.06	20.24	9.10
With CDSC****		15.86	34.06	20.24	9.10
CLASS R2 SHARES	11/3/08	17.11	35.70	20.71	9.51
SELECT CLASS SHARES	7/31/98	17.46	36.29	21.39	10.16

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Market Expansion Enhanced Index Fund, the S&P 1000 Index, the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

S&P 1000 Index is an unmanaged index generally representative of the performance of small and mid-size companies in the U.S. stock market. The S&P 1000 Index is a combination of the S&P SmallCap 600 Index and the S&P MidCap 400 Index. The Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index are indices based on total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.3%
	Consumer Discretionary — 12.4%
	Auto Components — 0.4%
27	BorgWarner, Inc.	1,525
34	Delphi Automotive plc, (United Kingdom)	2,018
30	Goodyear Tire & Rubber Co. (The)	706
82	Johnson Controls, Inc.	4,211

		8,460

	Automobiles — 0.7%
473	Ford Motor Co.	7,294
137	General Motors Co. (a)	5,579
27	Harley-Davidson, Inc.	1,835

		14,708

	Distributors — 0.1%
19	Genuine Parts Co.	1,539

	Diversified Consumer Services — 0.1%
33	H&R Block, Inc.	951

	Hotels, Restaurants & Leisure — 1.7%
52	Carnival Corp.	2,109
4	Chipotle Mexican Grill, Inc. (a)	1,976
16	Darden Restaurants, Inc.	851
30	International Game Technology	542
27	Marriott International, Inc., Class A	1,329
119	McDonald’s Corp.	11,571
90	Starbucks Corp.	7,080
23	Starwood Hotels & Resorts Worldwide, Inc.	1,824
16	Wyndham Worldwide Corp.	1,151
10	Wynn Resorts Ltd.	1,880
53	Yum! Brands, Inc.	4,035

		34,348

	Household Durables — 0.4%
34	D.R. Horton, Inc. (a)	760
15	Garmin Ltd., (Switzerland)	681
8	Harman International Industries, Inc.	663
17	Leggett & Platt, Inc.	524
20	Lennar Corp., Class A	793
7	Mohawk Industries, Inc. (a)	1,088
34	Newell Rubbermaid, Inc.	1,115
41	PulteGroup, Inc.	842
9	Whirlpool Corp.	1,476

		7,942

	Internet & Catalog Retail — 1.5%
44	Amazon.com, Inc. (a)	17,720
12	Expedia, Inc.	860
7	Netflix, Inc. (a)	2,615

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — Continued
6	priceline.com, Inc. (a)	7,165
13	TripAdvisor, Inc. (a)	1,100

		29,460

	Leisure Equipment & Products — 0.1%
14	Hasbro, Inc.	761
41	Mattel, Inc.	1,930

		2,691

	Media — 3.7%
26	Cablevision Systems Corp., Class A	460
67	CBS Corp. (Non-Voting), Class B	4,263
312	Comcast Corp., Class A	16,230
59	DIRECTV (a)	4,046
27	Discovery Communications, Inc., Class A (a)	2,446
27	Gannett Co., Inc.	806
1	Graham Holdings Co., Class B (a)	346
50	Interpublic Group of Cos., Inc. (The)	883
60	News Corp., Class A (a)	1,075
31	Omnicom Group, Inc.	2,294
13	Scripps Networks Interactive, Inc., Class A	1,135
34	Time Warner Cable, Inc.	4,578
108	Time Warner, Inc.	7,560
235	Twenty-First Century Fox, Inc., Class A	8,274
49	Viacom, Inc., Class B	4,248
196	Walt Disney Co. (The)	14,964

		73,608

	Multiline Retail — 0.7%
35	Dollar General Corp. (a)	2,130
25	Dollar Tree, Inc. (a)	1,407
12	Family Dollar Stores, Inc.	753
24	Kohl’s Corp.	1,369
44	Macy’s, Inc.	2,359
17	Nordstrom, Inc.	1,060
76	Target Corp.	4,793

		13,871

	Specialty Retail — 2.2%
8	AutoNation, Inc. (a)	384
4	AutoZone, Inc. (a)	1,950
26	Bed Bath & Beyond, Inc. (a)	2,067
33	Best Buy Co., Inc.	1,306
27	CarMax, Inc. (a)	1,259
14	GameStop Corp., Class A	690
32	Gap, Inc. (The)	1,241
169	Home Depot, Inc. (The)	13,897

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Specialty Retail — Continued
29	L Brands, Inc.	1,807
125	Lowe’s Cos., Inc.	6,211
13	O’Reilly Automotive, Inc. (a)	1,656
12	PetSmart, Inc.	904
26	Ross Stores, Inc.	1,946
79	Staples, Inc.	1,258
13	Tiffany & Co.	1,224
85	TJX Cos., Inc.	5,432
13	Urban Outfitters, Inc. (a)	485

		43,717

	Textiles, Apparel & Luxury Goods — 0.8%
34	Coach, Inc.	1,887
6	Fossil Group, Inc. (a)	706
22	Michael Kors Holdings Ltd., (Hong Kong) (a)	1,745
90	NIKE, Inc., Class B	7,043
10	PVH Corp.	1,330
7	Ralph Lauren Corp.	1,262
42	V.F. Corp.	2,632

		16,605

	Total Consumer Discretionary	247,900

	Consumer Staples — 9.7%
	Beverages — 2.1%
20	Beam, Inc.	1,330
19	Brown-Forman Corp., Class B	1,468
455	Coca-Cola Co. (The)	18,802
29	Coca-Cola Enterprises, Inc.	1,277
20	Constellation Brands, Inc., Class A (a)	1,405
24	Dr. Pepper Snapple Group, Inc.	1,172
19	Molson Coors Brewing Co., Class B	1,064
16	Monster Beverage Corp. (a)	1,103
184	PepsiCo, Inc.	15,245

		42,866

	Food & Staples Retailing — 2.3%
52	Costco Wholesale Corp.	6,232
143	CVS Caremark Corp.	10,210
62	Kroger Co. (The)	2,466
30	Safeway, Inc.	963
70	Sysco Corp.	2,516
104	Walgreen Co.	5,995
194	Wal-Mart Stores, Inc.	15,258
45	Whole Foods Market, Inc.	2,579

		46,219

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.6%
79	Archer-Daniels-Midland Co.	3,422
22	Campbell Soup Co.	931
51	ConAgra Foods, Inc.	1,704
76	General Mills, Inc.	3,794
18	Hershey Co. (The)	1,746
16	Hormel Foods Corp.	729
13	JM Smucker Co. (The)	1,306
31	Kellogg Co.	1,882
71	Kraft Foods Group, Inc.	3,851
16	McCormick & Co., Inc. (Non-Voting)	1,091
24	Mead Johnson Nutrition Co.	2,027
210	Mondelez International, Inc., Class A	7,420
33	Tyson Foods, Inc., Class A	1,089

		30,992

	Household Products — 2.0%
15	Clorox Co. (The)	1,435
105	Colgate-Palmolive Co.	6,869
46	Kimberly-Clark Corp.	4,778
326	Procter & Gamble Co. (The)	26,522

		39,604

	Personal Products — 0.2%
52	Avon Products, Inc.	895
31	Estee Lauder Cos., Inc. (The), Class A	2,312

		3,207

	Tobacco — 1.5%
240	Altria Group, Inc.	9,202
44	Lorillard, Inc.	2,237
192	Philip Morris International, Inc.	16,731
38	Reynolds American, Inc.	1,878

		30,048

	Total Consumer Staples	192,936

	Energy — 10.2%
	Energy Equipment & Services — 1.9%
53	Baker Hughes, Inc.	2,935
29	Cameron International Corp. (a)	1,697
8	Diamond Offshore Drilling, Inc.	474
28	Ensco plc, (United Kingdom), Class A	1,601
28	FMC Technologies, Inc. (a)	1,480
102	Halliburton Co.	5,159
13	Helmerich & Payne, Inc.	1,080
31	Nabors Industries Ltd., (Bermuda)	529
51	National Oilwell Varco, Inc.	4,081
30	Noble Corp. plc, (United Kingdom)	1,138

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Energy Equipment & Services — Continued
15	Rowan Cos. plc, Class A (a)	526
158	Schlumberger Ltd.	14,223
41	Transocean Ltd., (Switzerland)	2,008

		36,931

	Oil, Gas & Consumable Fuels — 8.3%
60	Anadarko Petroleum Corp.	4,784
48	Apache Corp.	4,112
50	Cabot Oil & Gas Corp.	1,956
61	Chesapeake Energy Corp.	1,644
230	Chevron Corp.	28,791
147	ConocoPhillips	10,373
27	CONSOL Energy, Inc.	1,044
44	Denbury Resources, Inc. (a)	722
46	Devon Energy Corp.	2,830
33	EOG Resources, Inc.	5,491
18	EQT Corp.	1,622
524	Exxon Mobil Corp.	52,985
34	Hess Corp.	2,830
81	Kinder Morgan, Inc.	2,905
83	Marathon Oil Corp.	2,947
36	Marathon Petroleum Corp.	3,310
21	Murphy Oil Corp.	1,367
16	Newfield Exploration Co. (a)	402
43	Noble Energy, Inc.	2,933
97	Occidental Petroleum Corp.	9,187
32	Peabody Energy Corp.	632
72	Phillips 66	5,542
17	Pioneer Natural Resources Co.	3,146
21	QEP Resources, Inc.	659
20	Range Resources Corp.	1,651
42	Southwestern Energy Co. (a)	1,653
80	Spectra Energy Corp.	2,860
16	Tesoro Corp.	931
65	Valero Energy Corp.	3,259
82	Williams Cos., Inc. (The)	3,159
24	WPX Energy, Inc. (a)	491

		166,218

	Total Energy	203,149

	Financials — 16.1%
	Capital Markets — 2.2%
23	Ameriprise Financial, Inc.	2,683
138	Bank of New York Mellon Corp. (The)	4,810
15	BlackRock, Inc.	4,819
139	Charles Schwab Corp. (The)	3,616

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
34	E*TRADE Financial Corp. (a)	676
48	Franklin Resources, Inc.	2,793
51	Goldman Sachs Group, Inc. (The)	8,955
53	Invesco Ltd.	1,934
13	Legg Mason, Inc.	553
166	Morgan Stanley	5,207
27	Northern Trust Corp.	1,666
53	State Street Corp.	3,861
31	T. Rowe Price Group, Inc.	2,619

		44,192

	Commercial Banks — 2.8%
84	BB&T Corp.	3,153
22	Comerica, Inc.	1,042
106	Fifth Third Bancorp	2,225
100	Huntington Bancshares, Inc.	961
107	KeyCorp	1,442
16	M&T Bank Corp.	1,817
64	PNC Financial Services Group, Inc. (The)	4,948
165	Regions Financial Corp.	1,633
64	SunTrust Banks, Inc.	2,361
219	U.S. Bancorp	8,843
575	Wells Fargo & Co.	26,082
22	Zions Bancorporation	663

		55,170

	Consumer Finance — 1.0%
110	American Express Co.	10,018
69	Capital One Financial Corp.	5,294
57	Discover Financial Services	3,212
52	SLM Corp.	1,374

		19,898

	Diversified Financial Services — 3.9%
1,278	Bank of America Corp.	19,904
364	Citigroup, Inc.	18,942
38	CME Group, Inc.	2,964
14	IntercontinentalExchange Group, Inc.	3,101
451	JPMorgan Chase & Co. (q)	26,348
38	Leucadia National Corp.	1,065
32	McGraw Hill Financial, Inc.	2,538
23	Moody’s Corp.	1,780
14	NASDAQ OMX Group, Inc. (The)	552

		77,194

	Insurance — 4.3%
41	ACE Ltd., (Switzerland)	4,220

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
56	Aflac, Inc.	3,732
55	Allstate Corp. (The)	2,973
176	American International Group, Inc.	9,008
36	Aon plc, (United Kingdom)	3,027
9	Assurant, Inc.	578
216	Berkshire Hathaway, Inc., Class B (a)	25,577
30	Chubb Corp. (The)	2,916
18	Cincinnati Financial Corp.	925
59	Genworth Financial, Inc., Class A (a)	920
54	Hartford Financial Services Group, Inc.	1,941
31	Lincoln National Corp.	1,623
37	Loews Corp.	1,768
66	Marsh & McLennan Cos., Inc.	3,181
134	MetLife, Inc.	7,245
33	Principal Financial Group, Inc.	1,618
66	Progressive Corp. (The)	1,804
55	Prudential Financial, Inc.	5,117
11	Torchmark Corp.	847
44	Travelers Cos., Inc. (The)	3,951
31	Unum Group	1,098
34	XL Group plc, (Ireland)	1,079

		85,148

	Real Estate Investment Trusts (REITs) — 1.8%
47	American Tower Corp.	3,775
17	Apartment Investment & Management Co., Class A	453
15	AvalonBay Communities, Inc.	1,724
18	Boston Properties, Inc.	1,839
40	Equity Residential	2,084
64	General Growth Properties, Inc.	1,293
55	HCP, Inc.	1,986
35	Health Care REIT, Inc.	1,853
91	Host Hotels & Resorts, Inc.	1,762
49	Kimco Realty Corp.	970
17	Macerich Co. (The)	992
21	Plum Creek Timber Co., Inc.	986
60	Prologis, Inc.	2,209
17	Public Storage	2,608
37	Simon Property Group, Inc.	5,659
35	Ventas, Inc.	2,019
21	Vornado Realty Trust	1,851
70	Weyerhaeuser Co.	2,205

		36,268

	Real Estate Management & Development — 0.0% (g)
33	CBRE Group, Inc., Class A (a)	878

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — 0.1%
57	Hudson City Bancorp, Inc.	537
38	People’s United Financial, Inc.	576

		1,113

	Total Financials	319,861

	Health Care — 12.9%
	Biotechnology — 2.4%
23	Alexion Pharmaceuticals, Inc. (a)	3,127
90	Amgen, Inc.	10,318
28	Biogen Idec, Inc. (a)	7,920
49	Celgene Corp. (a)	8,344
184	Gilead Sciences, Inc. (a)	13,810
9	Regeneron Pharmaceuticals, Inc. (a)	2,591
28	Vertex Pharmaceuticals, Inc. (a)	2,082

		48,192

	Health Care Equipment & Supplies — 2.0%
185	Abbott Laboratories	7,103
65	Baxter International, Inc.	4,524
23	Becton, Dickinson & Co.	2,570
160	Boston Scientific Corp. (a)	1,923
9	C.R. Bard, Inc.	1,250
25	CareFusion Corp. (a)	1,009
55	Covidien plc, (Ireland)	3,754
17	DENTSPLY International, Inc.	829
13	Edwards Lifesciences Corp. (a)	862
5	Intuitive Surgical, Inc. (a)	1,752
120	Medtronic, Inc.	6,867
35	St. Jude Medical, Inc.	2,167
35	Stryker Corp.	2,658
13	Varian Medical Systems, Inc. (a)	984
20	Zimmer Holdings, Inc.	1,910

		40,162

	Health Care Providers & Services — 2.1%
44	Aetna, Inc.	3,021
28	AmerisourceBergen Corp.	1,938
41	Cardinal Health, Inc.	2,734
33	Cigna Corp.	2,898
21	DaVita HealthCare Partners, Inc. (a)	1,341
97	Express Scripts Holding Co. (a)	6,783
19	Humana, Inc.	1,929
10	Laboratory Corp. of America Holdings (a)	957
28	McKesson Corp.	4,444
10	Patterson Cos., Inc.	412
17	Quest Diagnostics, Inc.	933
12	Tenet Healthcare Corp. (a)	501

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — Continued
121	UnitedHealth Group, Inc.	9,086
35	WellPoint, Inc.	3,271

		40,248

	Health Care Technology — 0.1%
35	Cerner Corp. (a)	1,972

	Life Sciences Tools & Services — 0.5%
40	Agilent Technologies, Inc.	2,267
21	Life Technologies Corp. (a)	1,569
13	PerkinElmer, Inc.	555
43	Thermo Fisher Scientific, Inc.	4,823
10	Waters Corp. (a)	1,020

		10,234

	Pharmaceuticals — 5.8%
191	AbbVie, Inc.	10,069
21	Actavis plc (a)	3,504
36	Allergan, Inc.	3,956
197	Bristol-Myers Squibb Co.	10,489
119	Eli Lilly & Co.	6,060
28	Forest Laboratories, Inc. (a)	1,706
20	Hospira, Inc. (a)	821
338	Johnson & Johnson	30,971
350	Merck & Co., Inc.	17,527
46	Mylan, Inc. (a)	1,991
16	Perrigo Co. plc	2,447
777	Pfizer, Inc.	23,792
60	Zoetis, Inc.	1,959

		115,292

	Total Health Care	256,100

	Industrials — 10.8%
	Aerospace & Defense — 2.7%
83	Boeing Co. (The)	11,309
40	General Dynamics Corp.	3,831
94	Honeywell International, Inc.	8,593
11	L-3 Communications Holdings, Inc.	1,135
32	Lockheed Martin Corp.	4,794
27	Northrop Grumman Corp.	3,049
17	Precision Castparts Corp.	4,688
38	Raytheon Co.	3,473
16	Rockwell Collins, Inc.	1,197
34	Textron, Inc.	1,239
101	United Technologies Corp.	11,514

		54,822

SHARES	SECURITY DESCRIPTION	VALUE($)

	Air Freight & Logistics — 0.8%
18	C.H. Robinson Worldwide, Inc.	1,060
25	Expeditors International of Washington, Inc.	1,090
36	FedEx Corp.	5,129
86	United Parcel Service, Inc., Class B	9,003

		16,282

	Airlines — 0.2%
103	Delta Air Lines, Inc.	2,817
84	Southwest Airlines Co.	1,573

		4,390

	Building Products — 0.1%
11	Allegion plc, (Ireland) (a)	473
43	Masco Corp.	974

		1,447

	Commercial Services & Supplies — 0.5%
24	ADT Corp. (The)	970
12	Cintas Corp.	719
20	Iron Mountain, Inc.	619
24	Pitney Bowes, Inc.	564
32	Republic Services, Inc.	1,075
10	Stericycle, Inc. (a)	1,193
56	Tyco International Ltd., (Switzerland)	2,289
52	Waste Management, Inc.	2,346

		9,775

	Construction & Engineering — 0.2%
20	Fluor Corp.	1,572
16	Jacobs Engineering Group, Inc. (a)	994
26	Quanta Services, Inc. (a)	817

		3,383

	Electrical Equipment — 0.8%
29	AMETEK, Inc.	1,545
57	Eaton Corp. plc, (Ireland)	4,329
84	Emerson Electric Co.	5,921
17	Rockwell Automation, Inc.	1,964
12	Roper Industries, Inc.	1,650

		15,409

	Industrial Conglomerates — 2.5%
77	3M Co.	10,751
72	Danaher Corp.	5,548
1,213	General Electric Co. (k)	33,988

		50,287

	Machinery — 1.7%
76	Caterpillar, Inc.	6,926

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Machinery — Continued
21	Cummins, Inc.	2,944
46	Deere & Co.	4,191
20	Dover Corp.	1,971
17	Flowserve Corp.	1,318
49	Illinois Tool Works, Inc.	4,115
32	Ingersoll-Rand plc, (Ireland)	1,978
13	Joy Global, Inc.	745
42	PACCAR, Inc.	2,511
13	Pall Corp.	1,133
18	Parker Hannifin Corp.	2,301
24	Pentair Ltd., (Switzerland)	1,855
7	Snap-on, Inc.	763
19	Stanley Black & Decker, Inc.	1,501
22	Xylem, Inc.	765

		35,017

	Professional Services — 0.2%
5	Dun & Bradstreet Corp. (The)	561
15	Equifax, Inc.	1,008
30	Nielsen Holdings N.V., (Luxembourg)	1,392
17	Robert Half International, Inc.	697

		3,658

	Road & Rail — 0.9%
121	CSX Corp.	3,495
13	Kansas City Southern	1,636
37	Norfolk Southern Corp.	3,437
6	Ryder System, Inc.	465
55	Union Pacific Corp.	9,273

		18,306

	Trading Companies & Distributors — 0.2%
33	Fastenal Co.	1,555
7	W.W. Grainger, Inc.	1,891

		3,446

	Total Industrials	216,222

	Information Technology — 18.5%
	Communications Equipment — 1.7%
641	Cisco Systems, Inc.	14,386
9	F5 Networks, Inc. (a)	845
13	Harris Corp.	894
61	Juniper Networks, Inc. (a)	1,366
28	Motorola Solutions, Inc.	1,863
202	QUALCOMM, Inc.	15,034

		34,388

SHARES	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — 4.1%
108	Apple, Inc.	60,506
247	EMC Corp.	6,203
230	Hewlett-Packard Co.	6,445
41	NetApp, Inc.	1,680
27	SanDisk Corp.	1,910
39	Seagate Technology plc, (Ireland)	2,195
25	Western Digital Corp.	2,117

		81,056

	Electronic Equipment, Instruments & Components — 0.4%
19	Amphenol Corp., Class A	1,692
173	Corning, Inc.	3,091
17	FLIR Systems, Inc.	511
22	Jabil Circuit, Inc.	386
49	TE Connectivity Ltd., (Switzerland)	2,710

		8,390

	Internet Software & Services — 3.2%
21	Akamai Technologies, Inc. (a)	1,012
140	eBay, Inc. (a)	7,665
197	Facebook, Inc., Class A (a)	10,775
34	Google, Inc., Class A (a)	37,694
15	VeriSign, Inc. (a)	923
113	Yahoo!, Inc. (a)	4,572

		62,641

	IT Services — 3.6%
76	Accenture plc, (Ireland), Class A	6,264
6	Alliance Data Systems Corp. (a)	1,535
58	Automatic Data Processing, Inc.	4,663
36	Cognizant Technology Solutions Corp., Class A (a)	3,661
18	Computer Sciences Corp.	986
35	Fidelity National Information Services, Inc.	1,873
31	Fiserv, Inc. (a)	1,825
122	International Business Machines Corp.	22,946
12	MasterCard, Inc., Class A	10,365
39	Paychex, Inc.	1,774
20	Teradata Corp. (a)	891
20	Total System Services, Inc.	666
61	Visa, Inc., Class A	13,591
66	Western Union Co. (The)	1,142

		72,182

	Office Electronics — 0.1%
139	Xerox Corp.	1,688

	Semiconductors & Semiconductor Equipment — 2.0%
38	Altera Corp.	1,252

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
37	Analog Devices, Inc.	1,899
144	Applied Materials, Inc.	2,553
65	Broadcom Corp., Class A	1,918
8	First Solar, Inc. (a)	462
596	Intel Corp.	15,466
20	KLA-Tencor Corp.	1,287
19	Lam Research Corp. (a)	1,060
28	Linear Technology Corp.	1,278
65	LSI Corp.	720
24	Microchip Technology, Inc.	1,064
126	Micron Technology, Inc. (a)	2,743
69	NVIDIA Corp.	1,111
131	Texas Instruments, Inc.	5,760
32	Xilinx, Inc.	1,477

		40,050

	Software — 3.4%
56	Adobe Systems, Inc. (a)	3,336
27	Autodesk, Inc. (a)	1,361
39	CA, Inc.	1,310
22	Citrix Systems, Inc. (a)	1,413
37	Electronic Arts, Inc. (a)	850
34	Intuit, Inc.	2,606
910	Microsoft Corp.	34,078
421	Oracle Corp.	16,091
23	Red Hat, Inc. (a)	1,273
66	Salesforce.com, Inc. (a)	3,670
83	Symantec Corp.	1,967

		67,955

	Total Information Technology	368,350

	Materials — 3.5%
	Chemicals — 2.5%
25	Air Products & Chemicals, Inc.	2,831
8	Airgas, Inc.	890
7	CF Industries Holdings, Inc.	1,601
145	Dow Chemical Co. (The)	6,454
111	E.I. du Pont de Nemours & Co.	7,211
18	Eastman Chemical Co.	1,489
33	Ecolab, Inc.	3,389
16	FMC Corp.	1,205
10	International Flavors & Fragrances, Inc.	840
52	LyondellBasell Industries N.V., Class A	4,203
63	Monsanto Co.	7,345
41	Mosaic Co. (The)	1,931
17	PPG Industries, Inc.	3,228

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
35	Praxair, Inc.	4,587
10	Sherwin-Williams Co. (The)	1,894
14	Sigma-Aldrich Corp.	1,348

		50,446

	Construction Materials — 0.1%
16	Vulcan Materials Co.	926

	Containers & Packaging — 0.2%
12	Avery Dennison Corp.	581
17	Ball Corp.	895
12	Bemis Co., Inc.	505
21	MeadWestvaco Corp.	787
20	Owens-Illinois, Inc. (a)	708
24	Sealed Air Corp.	801

		4,277

	Metals & Mining — 0.6%
128	Alcoa, Inc.	1,363
13	Allegheny Technologies, Inc.	461
18	Cliffs Natural Resources, Inc.	481
124	Freeport-McMoRan Copper & Gold, Inc.	4,696
60	Newmont Mining Corp.	1,374
38	Nucor Corp.	2,036
17	United States Steel Corp.	511

		10,922

	Paper & Forest Products — 0.1%
53	International Paper Co.	2,607

	Total Materials	69,178

	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 2.1%
631	AT&T, Inc.	22,199
71	CenturyLink, Inc.	2,256
120	Frontier Communications Corp.	557
343	Verizon Communications, Inc.	16,854
71	Windstream Holdings, Inc.	570

		42,436

	Wireless Telecommunication Services — 0.2%
40	Crown Castle International Corp. (a)	2,940

	Total Telecommunication Services	45,376

	Utilities — 2.9%
	Electric Utilities — 1.6%
58	American Electric Power Co., Inc.	2,730
85	Duke Energy Corp.	5,839
39	Edison International	1,808

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	13

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electric Utilities — Continued
21	Entergy Corp.	1,352
103	Exelon Corp.	2,813
50	FirstEnergy Corp.	1,653
52	NextEra Energy, Inc.	4,419
38	Northeast Utilities	1,601
30	Pepco Holdings, Inc.	573
13	Pinnacle West Capital Corp.	698
76	PPL Corp.	2,273
106	Southern Co. (The)	4,344
60	Xcel Energy, Inc.	1,666

		31,769

	Gas Utilities — 0.1%
14	AGL Resources, Inc.	673
25	ONEOK, Inc.	1,537

		2,210

	Independent Power Producers & Energy Traders — 0.1%
79	AES Corp.	1,142
39	NRG Energy, Inc.	1,113

		2,255

	Multi-Utilities — 1.1%
29	Ameren Corp.	1,052
51	CenterPoint Energy, Inc.	1,191
32	CMS Energy Corp.	853
35	Consolidated Edison, Inc.	1,941
70	Dominion Resources, Inc.	4,500

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — Continued
21	DTE Energy Co.	1,407
10	Integrys Energy Group, Inc.	520
38	NiSource, Inc.	1,235
54	PG&E Corp.	2,169
61	Public Service Enterprise Group, Inc.	1,942
17	SCANA Corp.	791
27	Sempra Energy	2,445
24	TECO Energy, Inc.	422
27	Wisconsin Energy Corp.	1,122

		21,590

	Total Utilities	57,824

	Total Common Stocks (Cost $682,381)	1,976,896

Short-Term Investment — 0.9%
	Investment Company — 0.9%
18,458	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $18,458)	18,458

	Total Investments — 100.2% (Cost $700,839)	1,995,354
	Liabilities in Excess of Other Assets — (0.2)%	(4,477)

	NET ASSETS — 100.0%	$1,990,877

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
155	E-mini S&P 500	03/21/14	$14,269	$269

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.4%
	Consumer Discretionary — 13.6%
	Auto Components — 0.3%
14	Drew Industries, Inc.	737
98	Gentex Corp.	3,236
13	Standard Motor Products, Inc.	484
16	Superior Industries International, Inc.	326

		4,783

	Automobiles — 0.1%
29	Thor Industries, Inc.	1,626
19	Winnebago Industries, Inc. (a)	528

		2,154

	Distributors — 0.6%
190	LKQ Corp. (a)	6,254
33	Pool Corp.	1,914
12	VOXX International Corp. (a)	194

		8,362

	Diversified Consumer Services — 0.8%
13	American Public Education, Inc. (a)	584
73	Apollo Education Group, Inc. (a)	1,986
10	Capella Education Co.	689
47	Hillenbrand, Inc.	1,379
26	ITT Educational Services, Inc. (a)	859
19	Matthews International Corp., Class A	808
23	Outerwall, Inc. (a)	1,566
262	Service Corp. International	4,751

		12,622

	Hotels, Restaurants & Leisure — 2.1%
15	Bally Technologies, Inc. (a)	1,172
58	Boyd Gaming Corp. (a)	653
135	Brinker International, Inc.	6,236
13	CEC Entertainment, Inc.	597
20	Cheesecake Factory, Inc. (The)	951
53	Cracker Barrel Old Country Store, Inc.	5,859
1	DineEquity, Inc.	119
123	Jack in the Box, Inc. (a)	6,142
13	Marcus Corp. (The)	180
19	Marriott Vacations Worldwide Corp. (a)	993
17	Panera Bread Co., Class A (a)	2,995
25	Papa John’s International, Inc.	1,113
8	Red Robin Gourmet Burgers, Inc. (a)	597
23	Ruth’s Hospitality Group, Inc.	330
47	Scientific Games Corp., Class A (a)	794
39	Sonic Corp. (a)	797
97	Texas Roadhouse, Inc.	2,684

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — Continued
71	Wendy’s Co. (The)	623

		32,835

	Household Durables — 1.9%
7	Blyth, Inc.	77
21	Helen of Troy Ltd., (Bermuda) (a)	1,049
18	iRobot Corp. (a)	614
142	Jarden Corp. (a)	8,696
57	KB Home	1,047
34	La-Z-Boy, Inc.	1,069
42	Mohawk Industries, Inc. (a)	6,227
3	NVR, Inc. (a)	2,862
30	Ryland Group, Inc. (The)	1,290
30	Tupperware Brands Corp.	2,813
106	Universal Electronics, Inc. (a)	4,052

		29,796

	Internet & Catalog Retail — 0.2%
9	Blue Nile, Inc. (a)	435
12	FTD Cos., Inc. (a)	393
21	HSN, Inc.	1,302
19	Nutrisystem, Inc.	312
15	PetMed Express, Inc.	244

		2,686

	Leisure Equipment & Products — 0.9%
8	Arctic Cat, Inc.	484
62	Brunswick Corp.	2,860
42	Polaris Industries, Inc.	6,187
54	Sturm Ruger & Co., Inc.	3,915

		13,446

	Media — 0.9%
52	Cinemark Holdings, Inc.	1,727
206	Digital Generation, Inc. (a)	2,622
179	E.W. Scripps Co., Class A (a)	3,888
3	John Wiley & Sons, Inc., Class A	169
262	Live Nation Entertainment, Inc. (a)	5,169
8	Meredith Corp.	422

		13,997

	Multiline Retail — 0.1%
39	Big Lots, Inc. (a)	1,257
25	Fred’s, Inc., Class A	467
28	Tuesday Morning Corp. (a)	443

		2,167

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	15

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Specialty Retail — 4.3%
29	Aaron’s, Inc.	848
48	Advance Auto Parts, Inc.	5,300
8	Aeropostale, Inc. (a)	75
121	American Eagle Outfitters, Inc.	1,742
35	ANN, Inc. (a)	1,287
93	Ascena Retail Group, Inc. (a)	1,972
27	Barnes & Noble, Inc. (a)	407
29	Brown Shoe Co., Inc.	808
20	Buckle, Inc. (The)	1,055
86	Cato Corp. (The), Class A	2,743
179	Chico’s FAS, Inc.	3,375
82	Children’s Place Retail Stores, Inc. (The) (a)	4,679
105	CST Brands, Inc.	3,845
54	Dick’s Sporting Goods, Inc.	3,150
35	Finish Line, Inc. (The), Class A	975
196	Foot Locker, Inc.	8,108
17	Genesco, Inc. (a)	1,218
16	Group 1 Automotive, Inc.	1,104
60	Guess?, Inc.	1,874
12	Haverty Furniture Cos., Inc.	364
9	Kirkland’s, Inc. (a)	224
14	Lithia Motors, Inc., Class A	994
46	Lumber Liquidators Holdings, Inc. (a)	4,687
14	MarineMax, Inc. (a)	229
9	Men’s Wearhouse, Inc. (The)	439
763	Office Depot, Inc. (a)	4,036
33	Pep Boys-Manny Moe & Jack (The) (a)	406
42	Rent-A-Center, Inc.	1,386
15	Signet Jewelers Ltd., (Bermuda)	1,180
13	Sonic Automotive, Inc., Class A	306
17	Stein Mart, Inc.	226
31	Tractor Supply Co.	2,442
11	Vitamin Shoppe, Inc. (a)	568
61	Williams-Sonoma, Inc.	3,549
18	Zale Corp. (a)	285

		65,886

	Textiles, Apparel & Luxury Goods — 1.4%
36	Carter’s, Inc.	2,592
83	Crocs, Inc. (a)	1,319
139	Hanesbrands, Inc.	9,772
16	Iconix Brand Group, Inc. (a)	653
12	Movado Group, Inc.	511
8	Perry Ellis International, Inc. (a)	120
26	Skechers U.S.A., Inc., Class A (a)	862
53	Steven Madden Ltd. (a)	1,944

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — Continued
40	Under Armour, Inc., Class A (a)	3,520

		21,293

	Total Consumer Discretionary	210,027

	Consumer Staples — 3.7%
	Beverages — 0.1%
5	Boston Beer Co., Inc. (The), Class A (a)	1,125

	Food & Staples Retailing — 0.6%
58	Andersons, Inc. (The)	5,173
35	Casey’s General Stores, Inc.	2,463
9	Harris Teeter Supermarkets, Inc.	420
24	Spartan Stores, Inc.	582
136	SUPERVALU, Inc. (a)	993

		9,631

	Food Products — 2.1%
8	B&G Foods, Inc.	260
8	Calavo Growers, Inc.	234
10	Cal-Maine Foods, Inc.	575
79	Darling International, Inc. (a)	1,641
14	Diamond Foods, Inc. (a)	369
84	Flowers Foods, Inc.	1,808
86	Green Mountain Coffee Roasters, Inc. (a)	6,501
24	Hain Celestial Group, Inc. (The) (a)	2,146
69	Hillshire Brands Co.	2,314
84	Ingredion, Inc.	5,735
9	J&J Snack Foods Corp.	841
16	Post Holdings, Inc. (a)	808
60	Sanderson Farms, Inc.	4,349
6	Seneca Foods Corp., Class A (a)	177
16	Snyders-Lance, Inc.	456
25	TreeHouse Foods, Inc. (a)	1,709
120	WhiteWave Foods Co., Class A (a)	2,748

		32,671

	Household Products — 0.7%
81	Church & Dwight Co., Inc.	5,381
42	Energizer Holdings, Inc.	4,572
11	WD-40 Co.	814

		10,767

	Personal Products — 0.1%
10	Inter Parfums, Inc.	358
9	Medifast, Inc. (a)	241
33	Prestige Brands Holdings, Inc. (a)	1,198

		1,797

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Tobacco — 0.1%
16	Universal Corp.	859

	Total Consumer Staples	56,850

	Energy — 5.2%
	Energy Equipment & Services — 2.9%
28	Atwood Oceanics, Inc. (a)	1,477
21	Basic Energy Services, Inc. (a)	324
67	Bristow Group, Inc.	5,030
30	C&J Energy Services, Inc. (a)	690
14	Dril-Quip, Inc. (a)	1,584
14	Era Group, Inc. (a)	427
10	Exterran Holdings, Inc. (a)	351
8	Geospace Technologies Corp. (a)	777
9	Gulf Island Fabrication, Inc.	211
101	Helix Energy Solutions Group, Inc. (a)	2,348
50	Hornbeck Offshore Services, Inc. (a)	2,443
88	ION Geophysical Corp. (a)	292
13	Matrix Service Co. (a)	329
62	Oceaneering International, Inc.	4,904
78	Oil States International, Inc. (a)	7,951
67	Patterson-UTI Energy, Inc.	1,705
173	Superior Energy Services, Inc. (a)	4,595
10	Tesco Corp. (a)	196
50	TETRA Technologies, Inc. (a)	623
92	Tidewater, Inc.	5,471
56	Unit Corp. (a)	2,897

		44,625

	Oil, Gas & Consumable Fuels — 2.3%
149	Alpha Natural Resources, Inc. (a)	1,065
30	Bill Barrett Corp. (a)	799
24	Carrizo Oil & Gas, Inc. (a)	1,084
59	Cimarex Energy Co.	6,164
38	Cloud Peak Energy, Inc. (a)	684
32	Comstock Resources, Inc.	588
9	Contango Oil & Gas Co. (a)	424
25	Energen Corp.	1,762
216	HollyFrontier Corp.	10,711
30	Penn Virginia Corp. (a)	283
37	PetroQuest Energy, Inc. (a)	162
99	Rosetta Resources, Inc. (a)	4,739
27	SM Energy Co.	2,245
84	Stone Energy Corp. (a)	2,905
50	World Fuel Services Corp.	2,174

		35,789

	Total Energy	80,414

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 21.1%
	Capital Markets — 2.5%
44	Affiliated Managers Group, Inc. (a)	9,497
245	Apollo Investment Corp., Class A	2,081
34	Eaton Vance Corp.	1,476
28	Evercore Partners, Inc., Class A	1,656
20	HFF, Inc., Class A (a)	539
27	Investment Technology Group, Inc. (a)	558
10	Piper Jaffray Cos. (a)	396
152	Prospect Capital Corp.	1,706
99	Raymond James Financial, Inc.	5,150
204	SEI Investments Co.	7,083
5	Stifel Financial Corp. (a)	250
128	Waddell & Reed Financial, Inc., Class A	8,343

		38,735

	Commercial Banks — 5.7%
224	Associated Banc-Corp.	3,899
74	BancorpSouth, Inc.	1,875
45	Bank of Hawaii Corp.	2,634
19	Bank of the Ozarks, Inc.	1,056
11	Banner Corp.	512
52	BBCN Bancorp, Inc.	863
52	Boston Private Financial Holdings, Inc.	662
54	Cathay General Bancorp	1,455
10	City Holding Co.	465
25	City National Corp.	1,969
26	Columbia Banking System, Inc.	725
3	Commerce Bancshares, Inc.	123
28	Community Bank System, Inc.	1,126
11	Cullen/Frost Bankers, Inc.	804
58	CVB Financial Corp.	993
229	East West Bancorp, Inc.	7,996
78	First BanCorp, (Puerto Rico) (a)	483
38	First Financial Bancorp	657
21	First Financial Bankshares, Inc.	1,376
49	First Midwest Bancorp, Inc.	861
320	First Niagara Financial Group, Inc.	3,399
285	FirstMerit Corp.	6,336
40	FNB Corp.	507
301	Fulton Financial Corp.	3,934
47	Glacier Bancorp, Inc.	1,412
20	Hanmi Financial Corp.	448
29	Home BancShares, Inc.	1,070
14	Independent Bank Corp.	544
35	International Bancshares Corp.	915
37	MB Financial, Inc.	1,183

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	17

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — Continued
47	National Penn Bancshares, Inc.	536
24	NBT Bancorp, Inc.	617
14	Old National Bancorp	210
23	PacWest Bancorp	950
23	Pinnacle Financial Partners, Inc.	753
43	PrivateBancorp, Inc.	1,258
30	Prosperity Bancshares, Inc.	1,875
19	S&T Bancorp, Inc.	469
25	Simmons First National Corp., Class A	918
172	Susquehanna Bancshares, Inc.	2,207
32	SVB Financial Group (a)	3,356
605	Synovus Financial Corp.	2,179
110	TCF Financial Corp.	1,794
89	Texas Capital Bancshares, Inc. (a)	5,543
7	Tompkins Financial Corp.	372
54	Trustmark Corp.	1,441
76	UMB Financial Corp.	4,911
121	Umpqua Holdings Corp.	2,307
12	United Community Banks, Inc. (a)	220
158	Webster Financial Corp.	4,913
40	Wilshire Bancorp, Inc.	442
18	Wintrust Financial Corp.	831

		88,384

	Consumer Finance — 0.4%
37	Cash America International, Inc.	1,404
14	Encore Capital Group, Inc. (a)	708
37	Ezcorp, Inc., Class A (a)	432
5	First Cash Financial Services, Inc. (a)	335
13	Green Dot Corp., Class A (a)	324
32	Portfolio Recovery Associates, Inc. (a)	1,700
10	World Acceptance Corp. (a)	846

		5,749

	Diversified Financial Services — 0.5%
54	CBOE Holdings, Inc.	2,824
27	MarketAxess Holdings, Inc.	1,786
83	MSCI, Inc. (a)	3,622

		8,232

	Insurance — 3.8%
7	Alleghany Corp. (a)	2,745
58	American Financial Group, Inc.	3,357
12	AMERISAFE, Inc.	499
108	Aspen Insurance Holdings Ltd., (Bermuda)	4,467
60	Brown & Brown, Inc.	1,881
14	eHealth, Inc. (a)	667

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
27	Employers Holdings, Inc.	848
63	Everest Re Group Ltd., (Bermuda)	9,845
143	Fidelity National Financial, Inc., Class A	4,647
33	Hanover Insurance Group, Inc. (The)	1,996
136	HCC Insurance Holdings, Inc.	6,267
26	Horace Mann Educators Corp.	822
8	Infinity Property & Casualty Corp.	599
33	Kemper Corp.	1,352
25	Mercury General Corp.	1,228
8	Navigators Group, Inc. (The) (a)	521
233	Old Republic International Corp.	4,015
14	ProAssurance Corp.	655
125	Protective Life Corp.	6,347
10	Safety Insurance Group, Inc.	562
36	Selective Insurance Group, Inc.	987
6	StanCorp Financial Group, Inc.	425
13	Stewart Information Services Corp.	414
29	Tower Group International Ltd., (Bermuda)	98
14	United Fire Group, Inc.	394
60	W.R. Berkley Corp.	2,620

		58,258

	Real Estate Investment Trusts (REITs) — 7.1%
29	Acadia Realty Trust	726
41	Alexandria Real Estate Equities, Inc.	2,630
69	American Campus Communities, Inc.	2,208
103	BioMed Realty Trust, Inc.	1,860
52	BRE Properties, Inc.	2,822
53	Camden Property Trust	3,041
47	Cedar Realty Trust, Inc.	294
15	CoreSite Realty Corp.	493
49	Corporate Office Properties Trust	1,152
86	Corrections Corp. of America	2,752
179	Cousins Properties, Inc.	1,843
225	DiamondRock Hospitality Co.	2,602
209	Duke Realty Corp.	3,146
19	EastGroup Properties, Inc.	1,086
31	EPR Properties	1,535
40	Equity One, Inc.	906
23	Essex Property Trust, Inc.	3,370
69	Extra Space Storage, Inc.	2,914
43	Federal Realty Investment Trust	4,324
48	Franklin Street Properties Corp.	575
77	GEO Group, Inc. (The)	2,491
17	Getty Realty Corp.	319
26	Government Properties Income Trust	635

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — Continued
51	Healthcare Realty Trust, Inc.	1,093
50	Highwoods Properties, Inc.	1,798
33	Home Properties, Inc.	1,762
82	Hospitality Properties Trust	2,223
52	Inland Real Estate Corp.	544
49	Kilroy Realty Corp.	2,452
41	Kite Realty Group Trust	271
79	LaSalle Hotel Properties	2,438
78	Liberty Property Trust	2,635
20	LTC Properties, Inc.	718
59	Mack-Cali Realty Corp.	1,259
90	Medical Properties Trust, Inc.	1,103
48	Mid-America Apartment Communities, Inc.	2,941
45	National Retail Properties, Inc.	1,365
71	Omega Healthcare Investors, Inc.	2,102
14	Parkway Properties, Inc.	275
36	Post Properties, Inc.	1,619
94	Potlatch Corp.	3,924
12	PS Business Parks, Inc.	937
81	Rayonier, Inc.	3,413
115	Realty Income Corp.	4,298
60	Regency Centers Corp.	2,762
8	Saul Centers, Inc.	376
124	Senior Housing Properties Trust	2,756
60	SL Green Realty Corp.	5,523
20	Sovran Self Storage, Inc.	1,315
62	Tanger Factory Outlet Centers	1,979
89	Taubman Centers, Inc.	5,688
167	UDR, Inc.	3,896
8	Universal Health Realty Income Trust	326
15	Urstadt Biddle Properties, Inc., Class A	286
81	Weingarten Realty Investors	2,218

		110,019

	Real Estate Management & Development — 0.6%
126	Alexander & Baldwin, Inc.	5,239
23	Forestar Group, Inc. (a)	487
29	Jones Lang LaSalle, Inc.	2,983

		8,709

	Thrifts & Mortgage Finance — 0.5%
43	Astoria Financial Corp.	595
29	Bank Mutual Corp.	200
18	Dime Community Bancshares, Inc.	311
160	New York Community Bancorp, Inc.	2,692
37	Oritani Financial Corp.	602

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — Continued
36	Provident Financial Services, Inc.	689
25	Sterling Bancorp	336
60	TrustCo Bank Corp.	431
62	Washington Federal, Inc.	1,441

		7,297

	Total Financials	325,383

	Health Care — 9.4%
	Biotechnology — 0.6%
27	Acorda Therapeutics, Inc. (a)	786
263	Arqule, Inc. (a)	566
67	Cubist Pharmaceuticals, Inc. (a)	4,630
32	United Therapeutics Corp. (a)	3,638

		9,620

	Health Care Equipment & Supplies — 2.5%
96	Align Technology, Inc. (a)	5,481
18	CONMED Corp.	777
23	Cooper Cos., Inc. (The)	2,808
118	CryoLife, Inc.	1,313
4	Cynosure, Inc., Class A (a)	94
15	Greatbatch, Inc. (a)	670
107	Hill-Rom Holdings, Inc.	4,419
181	Hologic, Inc. (a)	4,052
8	ICU Medical, Inc. (a)	527
38	IDEXX Laboratories, Inc. (a)	3,990
13	Masimo Corp. (a)	379
17	Natus Medical, Inc. (a)	388
115	NuVasive, Inc. (a)	3,712
82	ResMed, Inc.	3,852
76	STERIS Corp.	3,644
8	SurModics, Inc. (a)	200
23	Symmetry Medical, Inc. (a)	231
41	Thoratec Corp. (a)	1,485

		38,022

	Health Care Providers & Services — 4.0%
26	Amedisys, Inc. (a)	373
26	AMN Healthcare Services, Inc. (a)	380
21	Amsurg Corp. (a)	971
98	Centene Corp. (a)	5,806
9	Corvel Corp. (a)	405
284	Cross Country Healthcare, Inc. (a)	2,837
11	Ensign Group, Inc. (The)	473
346	Gentiva Health Services, Inc. (a)	4,291
55	Health Net, Inc. (a)	1,619
59	Henry Schein, Inc. (a)	6,739

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	19

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — Continued
35	Kindred Healthcare, Inc.	683
82	Magellan Health Services, Inc. (a)	4,893
51	MEDNAX, Inc. (a)	2,716
22	Molina Healthcare, Inc. (a)	778
8	MWI Veterinary Supply, Inc. (a)	1,445
168	Omnicare, Inc.	10,127
141	Owens & Minor, Inc.	5,157
62	Universal Health Services, Inc., Class B	5,009
188	VCA Antech, Inc. (a)	5,882
29	WellCare Health Plans, Inc. (a)	2,063

		62,647

	Health Care Technology — 0.2%
13	HealthStream, Inc. (a)	422
29	Medidata Solutions, Inc. (a)	1,749
21	Omnicell, Inc. (a)	548

		2,719

	Life Sciences Tools & Services — 0.9%
47	Affymetrix, Inc. (a)	403
58	Charles River Laboratories International, Inc. (a)	3,092
23	Covance, Inc. (a)	2,063
5	Mettler-Toledo International, Inc. (a)	1,206
122	PAREXEL International Corp. (a)	5,496
14	Techne Corp.	1,329

		13,589

	Pharmaceuticals — 1.2%
143	Endo Health Solutions, Inc. (a)	9,646
7	Hi-Tech Pharmacal Co., Inc. (a)	301
132	Impax Laboratories, Inc. (a)	3,326
41	Questcor Pharmaceuticals, Inc.	2,213
36	Salix Pharmaceuticals Ltd. (a)	3,221

		18,707

	Total Health Care	145,304

	Industrials — 16.9%
	Aerospace & Defense — 2.2%
26	AAR Corp.	728
65	Alliant Techsystems, Inc.	7,868
22	B/E Aerospace, Inc. (a)	1,875
9	Cubic Corp.	449
81	Engility Holdings, Inc. (a)	2,693
13	Esterline Technologies Corp. (a)	1,368
352	Exelis, Inc.	6,711
26	GenCorp, Inc. (a)	465
95	Huntington Ingalls Industries, Inc.	8,565
21	Moog, Inc., Class A (a)	1,439

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — Continued
21	Orbital Sciences Corp. (a)	494
24	Triumph Group, Inc.	1,840

		34,495

	Air Freight & Logistics — 0.1%
19	Forward Air Corp.	833
23	Hub Group, Inc., Class A (a)	923

		1,756

	Airlines — 0.7%
101	Alaska Air Group, Inc.	7,386
31	Allegiant Travel Co.	3,314
34	SkyWest, Inc.	503

		11,203

	Building Products — 1.1%
130	A.O. Smith Corp.	7,034
11	AAON, Inc.	351
111	Fortune Brands Home & Security, Inc.	5,073
13	Gibraltar Industries, Inc. (a)	236
36	Lennox International, Inc.	3,033
16	Quanex Building Products Corp.	314
13	Universal Forest Products, Inc.	661

		16,702

	Commercial Services & Supplies — 1.5%
162	ABM Industries, Inc.	4,634
45	Brink’s Co. (The)	1,541
7	Consolidated Graphics, Inc. (a)	454
36	Deluxe Corp.	1,875
12	G&K Services, Inc., Class A	777
11	Herman Miller, Inc.	335
20	HNI Corp.	783
21	Mine Safety Appliances Co.	1,060
384	R.R. Donnelley & Sons Co.	7,792
53	Tetra Tech, Inc. (a)	1,482
11	UniFirst Corp.	1,127
22	United Stationers, Inc.	1,031
13	Viad Corp.	360

		23,251

	Construction & Engineering — 1.4%
192	AECOM Technology Corp. (a)	5,647
26	Aegion Corp. (a)	568
24	Comfort Systems USA, Inc.	468
23	Dycom Industries, Inc. (a)	652
94	EMCOR Group, Inc.	3,988
26	Granite Construction, Inc.	899

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Construction & Engineering — Continued
62	KBR, Inc.	1,984
15	Orion Marine Group, Inc. (a)	183
126	URS Corp.	6,663

		21,052

	Electrical Equipment — 1.1%
92	EnerSys, Inc.	6,478
138	General Cable Corp.	4,050
29	Hubbell, Inc., Class B	3,167
10	II-VI, Inc. (a)	173
6	Powell Industries, Inc.	369
39	Regal-Beloit Corp.	2,849

		17,086

	Industrial Conglomerates — 0.5%
96	Carlisle Cos., Inc.	7,601

	Machinery — 4.2%
45	Actuant Corp., Class A	1,665
124	AGCO Corp.	7,353
18	Albany International Corp., Class A	654
12	Astec Industries, Inc.	467
34	Barnes Group, Inc.	1,318
33	Briggs & Stratton Corp.	724
11	CIRCOR International, Inc.	904
74	Crane Co.	5,005
2	EnPro Industries, Inc. (a)	95
41	Federal Signal Corp. (a)	594
42	IDEX Corp.	3,116
139	ITT Corp.	6,027
18	John Bean Technologies Corp.	539
12	Kennametal, Inc.	641
33	Lincoln Electric Holdings, Inc.	2,380
8	Lindsay Corp.	684
11	Lydall, Inc. (a)	187
41	Mueller Industries, Inc.	2,614
27	Nordson Corp.	2,023
69	Oshkosh Corp.	3,499
13	SPX Corp.	1,344
8	Standex International Corp.	528
13	Tennant Co.	851
166	Terex Corp.	6,982
53	Timken Co.	2,905
32	Titan International, Inc.	578
55	Trinity Industries, Inc.	3,015
18	Valmont Industries, Inc.	2,729
67	Wabtec Corp.	4,971

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
7	Watts Water Technologies, Inc., Class A	433

		64,825

	Marine — 0.1%
70	Matson, Inc.	1,820

	Professional Services — 2.0%
8	CDI Corp.	150
21	Corporate Executive Board Co. (The)	1,608
9	Exponent, Inc.	697
17	FTI Consulting, Inc. (a)	711
56	Heidrick & Struggles International, Inc.	1,131
79	Insperity, Inc.	2,856
19	Kelly Services, Inc., Class A	480
32	Korn/Ferry International (a)	834
112	Manpowergroup, Inc.	9,589
33	Navigant Consulting, Inc. (a)	641
28	On Assignment, Inc. (a)	967
30	Resources Connection, Inc.	432
76	Towers Watson & Co., Class A	9,714
27	TrueBlue, Inc. (a)	692

		30,502

	Road & Rail — 1.3%
152	Arkansas Best Corp.	5,103
131	Con-way, Inc.	5,222
37	Heartland Express, Inc.	734
70	J.B. Hunt Transport Services, Inc.	5,377
29	Landstar System, Inc.	1,676
36	Old Dominion Freight Line, Inc. (a)	1,924

		20,036

	Trading Companies & Distributors — 0.7%
28	Applied Industrial Technologies, Inc.	1,375
17	Kaman Corp.	679
23	MSC Industrial Direct Co., Inc., Class A	1,877
50	United Rentals, Inc. (a)	3,931
33	Watsco, Inc.	3,170

		11,032

	Total Industrials	261,361

	Information Technology — 16.3%
	Communications Equipment — 0.6%
7	Bel Fuse, Inc., Class B	156
30	Ciena Corp. (a)	726
13	Comtech Telecommunications Corp.	412
77	Harmonic, Inc. (a)	565
13	NETGEAR, Inc. (a)	443

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Communications Equipment — Continued
13	Oplink Communications, Inc. (a)	244
89	PC-Tel, Inc.	852
76	Plantronics, Inc.	3,548
93	Polycom, Inc. (a)	1,043
59	Riverbed Technology, Inc. (a)	1,066

		9,055

	Computers & Peripherals — 1.0%
35	3D Systems Corp. (a)	3,295
287	Avid Technology, Inc. (a)	2,343
35	Diebold, Inc.	1,167
31	Electronics For Imaging, Inc. (a)	1,205
15	Intevac, Inc. (a)	110
58	Lexmark International, Inc., Class A	2,069
111	NCR Corp. (a)	3,784
57	QLogic Corp. (a)	669
22	Super Micro Computer, Inc. (a)	380

		15,022

	Electronic Equipment, Instruments & Components — 4.0%
13	Agilysys, Inc. (a)	188
19	Anixter International, Inc.	1,743
159	Arrow Electronics, Inc. (a)	8,612
197	Avnet, Inc.	8,709
22	Belden, Inc.	1,551
217	Benchmark Electronics, Inc. (a)	5,018
26	Checkpoint Systems, Inc. (a)	403
12	Cognex Corp. (a)	453
16	Coherent, Inc. (a)	1,175
22	CTS Corp.	429
25	Daktronics, Inc.	385
17	Electro Scientific Industries, Inc.	174
12	FARO Technologies, Inc. (a)	695
29	FEI Co.	2,602
18	Gerber Scientific, Inc. (a) (i)	—
106	Ingram Micro, Inc., Class A (a)	2,479
31	Insight Enterprises, Inc. (a)	695
15	Littelfuse, Inc.	1,348
10	Measurement Specialties, Inc. (a)	604
24	Methode Electronics, Inc.	815
6	MTS Systems Corp.	428
84	Newport Corp. (a)	1,510
34	Plexus Corp. (a)	1,485
19	Rofin-Sinar Technologies, Inc. (a)	509
11	Rogers Corp. (a)	646
104	Sanmina Corp. (a)	1,734

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — Continued
19	ScanSource, Inc. (a)	819
72	SYNNEX Corp. (a)	4,854
94	Tech Data Corp. (a)	4,836
139	Trimble Navigation Ltd. (a)	4,818
218	TTM Technologies, Inc. (a)	1,871
94	Vishay Intertechnology, Inc. (a)	1,241

		62,829

	Internet Software & Services — 1.2%
67	AOL, Inc. (a)	3,109
43	comScore, Inc. (a)	1,240
28	Dealertrack Technologies, Inc. (a)	1,361
24	Digital River, Inc. (a)	447
33	Equinix, Inc. (a)	5,785
30	j2 Global, Inc.	1,513
14	LogMeIn, Inc. (a)	465
15	OpenTable, Inc. (a)	1,168
21	Perficient, Inc. (a)	492
137	QuinStreet, Inc. (a)	1,191
12	Rackspace Hosting, Inc. (a)	476
11	Stamps.com, Inc. (a)	464
63	XO Group, Inc. (a)	936

		18,647

	IT Services — 3.4%
37	Acxiom Corp. (a)	1,365
33	Alliance Data Systems Corp. (a)	8,756
16	CACI International, Inc., Class A (a)	1,158
9	Cardtronics, Inc. (a)	403
45	CIBER, Inc. (a)	187
120	Convergys Corp.	2,530
50	CoreLogic, Inc. (a)	1,793
22	CSG Systems International, Inc.	657
67	DST Systems, Inc.	6,069
63	ExlService Holdings, Inc. (a)	1,742
9	Forrester Research, Inc.	325
65	Gartner, Inc. (a)	4,600
34	Global Payments, Inc.	2,217
37	Heartland Payment Systems, Inc.	1,862
69	iGATE Corp. (a)	2,786
44	Jack Henry & Associates, Inc.	2,615
185	Lender Processing Services, Inc.	6,924
16	ManTech International Corp., Class A	464
11	MAXIMUS, Inc.	480
28	Sykes Enterprises, Inc. (a)	619
20	TeleTech Holdings, Inc. (a)	467

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	IT Services — Continued
151	VeriFone Systems, Inc. (a)	4,061

		52,080

	Semiconductors & Semiconductor Equipment — 2.2%
29	Advanced Energy Industries, Inc. (a)	663
303	Atmel Corp. (a)	2,376
22	ATMI, Inc. (a)	663
15	Cabot Microelectronics Corp. (a)	706
42	Cirrus Logic, Inc. (a)	863
80	Cree, Inc. (a)	5,020
12	Diodes, Inc. (a)	271
66	DSP Group, Inc. (a)	642
29	Exar Corp. (a)	343
81	Fairchild Semiconductor International, Inc. (a)	1,081
87	GT Advanced Technologies, Inc. (a)	763
63	Integrated Device Technology, Inc. (a)	638
50	International Rectifier Corp. (a)	1,303
41	Kopin Corp. (a)	172
191	Kulicke & Soffa Industries, Inc., (Singapore) (a)	2,545
90	Microsemi Corp. (a)	2,248
31	MKS Instruments, Inc.	936
11	Nanometrics, Inc. (a)	212
133	Pericom Semiconductor Corp. (a)	1,175
5	Power Integrations, Inc.	254
329	RF Micro Devices, Inc. (a)	1,697
361	Sigma Designs, Inc. (a)	1,704
208	Skyworks Solutions, Inc. (a)	5,948
33	Supertex, Inc. (a)	838
17	Ultratech, Inc. (a)	504

		33,565

	Software — 3.9%
12	Advent Software, Inc.	432
54	ANSYS, Inc. (a)	4,673
29	Blackbaud, Inc.	1,109
188	Cadence Design Systems, Inc. (a)	2,635
30	CommVault Systems, Inc. (a)	2,211
70	Compuware Corp.	783
60	Fair Isaac Corp.	3,780
57	Informatica Corp. (a)	2,381
9	Interactive Intelligence Group, Inc. (a)	621
13	Manhattan Associates, Inc. (a)	1,543
33	Mentor Graphics Corp.	784
5	MicroStrategy, Inc., Class A (a)	665
24	Monotype Imaging Holdings, Inc.	759
8	Progress Software Corp. (a)	219

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
211	PTC, Inc. (a)	7,450
197	Rovi Corp. (a)	3,877
36	SolarWinds, Inc. (a)	1,357
108	Solera Holdings, Inc.	7,635
199	Synopsys, Inc. (a)	8,054
216	Take-Two Interactive Software, Inc. (a)	3,755
255	TIBCO Software, Inc. (a)	5,728
16	VASCO Data Security International, Inc. (a)	124

		60,575

	Total Information Technology	251,773

	Materials — 6.6%
	Chemicals — 2.8%
21	A Schulman, Inc.	736
49	Albemarle Corp.	3,126
51	Ashland, Inc.	4,908
20	Balchem Corp.	1,176
44	Cabot Corp.	2,279
39	Calgon Carbon Corp. (a)	801
34	Cytec Industries, Inc.	3,213
63	H.B. Fuller Co.	3,283
14	Koppers Holdings, Inc.	628
21	Kraton Performance Polymers, Inc. (a)	482
17	Minerals Technologies, Inc.	1,012
182	Olin Corp.	5,247
19	OM Group, Inc. (a)	677
8	Quaker Chemical Corp.	641
149	RPM International, Inc.	6,205
30	Scotts Miracle-Gro Co. (The), Class A	1,867
16	Sensient Technologies Corp.	787
12	Stepan Co.	806
13	Tredegar Corp.	375
65	Valspar Corp. (The)	4,602
14	Zep, Inc.	251

		43,102

	Construction Materials — 0.2%
34	Eagle Materials, Inc.	2,660
40	Headwaters, Inc. (a)	392

		3,052

	Containers & Packaging — 1.3%
54	Greif, Inc., Class A	2,822
22	Myers Industries, Inc.	467
73	Packaging Corp. of America	4,642
83	Rock Tenn Co., Class A	8,730
43	Silgan Holdings, Inc.	2,062

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	23

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Containers & Packaging — Continued
41	Sonoco Products Co.	1,727

		20,450

	Metals & Mining — 1.4%
92	AK Steel Holding Corp. (a)	755
38	Commercial Metals Co.	774
22	Compass Minerals International, Inc.	1,769
18	Kaiser Aluminum Corp.	1,254
14	Materion Corp.	431
6	Olympic Steel, Inc.	161
75	Reliance Steel & Aluminum Co.	5,702
4	Royal Gold, Inc.	198
116	Steel Dynamics, Inc.	2,274
96	SunCoke Energy, Inc. (a)	2,201
142	Worthington Industries, Inc.	5,977

		21,496

	Paper & Forest Products — 0.9%
65	Domtar Corp., (Canada)	6,103
26	KapStone Paper & Packaging Corp. (a)	1,450
60	Louisiana-Pacific Corp. (a)	1,116
12	Neenah Paper, Inc.	522
29	PH Glatfelter Co.	788
57	Schweitzer-Mauduit International, Inc.	2,920

		12,899

	Total Materials	100,999

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.3%
25	Atlantic Tele-Network, Inc.	1,392
63	Cbeyond, Inc. (a)	438
100	tw telecom, inc. (a)	3,055

		4,885

	Wireless Telecommunication Services — 0.4%
10	NTELOS Holdings Corp.	208
190	Telephone & Data Systems, Inc.	4,894

		5,102

	Total Telecommunication Services	9,987

	Utilities — 3.9%
	Electric Utilities — 1.2%
56	El Paso Electric Co.	1,969
200	Great Plains Energy, Inc.	4,850
131	Hawaiian Electric Industries, Inc.	3,422
59	IDACORP, Inc.	3,072
91	OGE Energy Corp.	3,093
92	PNM Resources, Inc.	2,228

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
2	UNS Energy Corp.	137

		18,771

	Gas Utilities — 1.4%
138	Atmos Energy Corp.	6,248
15	Laclede Group, Inc. (The)	681
21	National Fuel Gas Co.	1,516
16	New Jersey Resources Corp.	748
6	Northwest Natural Gas Co.	258
146	Questar Corp.	3,363
40	Southwest Gas Corp.	2,262
167	UGI Corp.	6,941
6	WGL Holdings, Inc.	240

		22,257

	Multi-Utilities — 1.2%
73	Alliant Energy Corp.	3,775
60	Avista Corp.	1,694
61	Black Hills Corp.	3,205
154	MDU Resources Group, Inc.	4,708
26	NorthWestern Corp.	1,111
126	Vectren Corp.	4,490

		18,983

	Water Utilities — 0.1%
26	American States Water Co.	737

	Total Utilities	60,748

	Total Common Stocks (Cost $994,153)	1,502,846

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
1,805	U.S. Treasury Note, 0.250%, 11/30/14 (k) (Cost $1,807)	1,807

SHARES
Short-Term Investment — 2.6%
	Investment Company — 2.6%
40,420	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (m) (Cost $40,420)	40,420

	Total Investments — 100.1% (Cost $1,036,380)	1,545,073
	Liabilities in Excess of Other Assets — (0.1)%	(1,757)

	NET ASSETS — 100.0%	$1,543,316

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
91	E-mini Russell 2000	03/21/14	$10,569	$373
238	S&P Mid Cap 400	03/21/14	31,877	824

				$1,197

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	25

J.P. Morgan Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.1%
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(q)	— Investment in affiliate which is a security in the Fund’s index.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)

	Equity Index Fund		Market Expansion Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,950,548		$1,504,653
Investments in affiliates, at value	44,806		40,420

Total investment securities, at value	1,995,354		1,545,073
Receivables:
Investment securities sold	—		6,479
Fund shares sold	1,765		622
Interest and dividends from non-affiliates	2,671		1,530
Dividends from affiliates	—	(a)	1
Variation margin on futures contracts	61		127

Total Assets	1,999,851		1,553,832

LIABILITIES:
Payables:
Investment securities purchased	—		8,867
Fund shares redeemed	7,913		901
Accrued liabilities:
Investment advisory fees	209		320
Administration fees	—		109
Shareholder servicing fees	17		93
Distribution fees	191		42
Custodian and accounting fees	29		29
Trustees’ and Chief Compliance Officer’s fees	7		1
Transfer agent fees	483		80
Other	125		74

Total Liabilities	8,974		10,516

Net Assets	$1,990,877		$1,543,316

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

	Equity Index Fund	Market Expansion Enhanced Index Fund
NET ASSETS:
Paid-in-capital	$749,739	$1,016,065
Accumulated undistributed (distributions in excess of) net investment income	152	813
Accumulated net realized gains (losses)	(53,798)	16,548
Net unrealized appreciation (depreciation)	1,294,784	509,890

Total Net Assets	$1,990,877	$1,543,316

Net Assets:
Class A	$675,584	$105,374
Class B	12,032	1,862
Class C	69,856	24,306
Class R2	—	8,707
Select Class	1,233,405	1,403,067

Total	$1,990,877	$1,543,316

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	17,081	8,080
Class B	305	149
Class C	1,775	2,050
Class R2	—	673
Select Class	31,168	106,872

Net Asset Value (a):
Class A — Redemption price per share	$39.55	$13.04
Class B — Offering price per share (b)	39.41	12.48
Class C — Offering price per share (b)	39.35	11.86
Class R2 — Offering and redemption price per share	—	12.94
Select Class — Offering and redemption price per share	39.57	13.13
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$41.74	$13.76

Cost of investments in non-affiliates	$671,822	$995,960
Cost of investments in affiliates	29,017	40,420

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	29

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

	Equity Index Fund		Market Expansion Enhanced Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$2
Dividend income from non-affiliates	19,543		11,223
Dividend income from affiliates	349		5

Total investment income	19,892		11,230

EXPENSES:
Investment advisory fees	2,360		1,897
Administration fees	794		639
Distribution fees:
Class A	794		120
Class B	46		7
Class C	246		76
Class R2	—		20
Shareholder servicing fees:
Class A	794		120
Class B	15		2
Class C	82		25
Class R2	—		10
Select Class	1,469		1,740
Custodian and accounting fees	42		52
Interest expense to affiliates	—	(a)	—
Professional fees	31		28
Trustees’ and Chief Compliance Officer’s fees	11		8
Printing and mailing costs	83		34
Registration and filing fees	41		38
Transfer agent fees	649		144
Other	22		23

Total expenses	7,479		4,983

Less amounts waived	(4,427)		(1,431)

Net expenses	3,052		3,552

Net investment income (loss)	16,840		7,678

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	23,994		69,375
Investments in affiliates	159		—
Futures	2,280		4,707

Net realized gain (loss)	26,433		74,082

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	233,984		156,063
Investments in affiliates	2,421		—
Futures	322		779

Change in net unrealized appreciation/depreciation	236,727		156,842

Net realized/unrealized gains (losses)	263,160		230,924

Change in net assets resulting from operations	$280,000		$238,602

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,840	$35,349	$7,678	$15,361
Net realized gain (loss)	26,433	161,062	74,082	105,347
Change in net unrealized appreciation/depreciation	236,727	130,385	156,842	181,344

Change in net assets resulting from operations	280,000	326,796	238,602	302,052

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,363)	(10,338)	(286)	(718)
From net realized gains	(36,634)	—	(8,467)	(3,661)
Class B
From net investment income	(59)	(149)	(1)	(10)
From net realized gains	(660)	—	(157)	(147)
Class C
From net investment income	(347)	(616)	(23)	(80)
From net realized gains	(3,829)	—	(2,140)	(812)
Class R2
From net investment income	—	—	(16)	(46)
From net realized gains	—	—	(695)	(297)
Select Class
From net investment income	(11,072)	(24,117)	(5,280)	(14,476)
From net realized gains	(67,445)	—	(116,316)	(62,228)

Total distributions to shareholders	(125,409)	(35,220)	(133,381)	(82,475)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	91,490	(316,991)	31,494	3,452

NET ASSETS:
Change in net assets	246,081	(25,415)	136,715	223,029
Beginning of period	1,744,796	1,770,211	1,406,601	1,183,572

End of period	$1,990,877	$1,744,796	$1,543,316	$1,406,601

Accumulated undistributed (distributions in excess of) net investment income	$152	$153	$813	$(1,259)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	31

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$69,125	$121,369	$18,320	$26,208
Distributions reinvested	41,694	10,250	7,620	3,719
Cost of shares redeemed	(72,864)	(154,592)	(11,136)	(20,528)

Change in net assets resulting from Class A capital transactions	$37,955	$(22,973)	$14,804	$9,399

Class B
Proceeds from shares issued	$58	$61	$45	$26
Distributions reinvested	694	144	147	145
Cost of shares redeemed	(1,886)	(5,651)	(563)	(2,146)

Change in net assets resulting from Class B capital transactions	$(1,134)	$(5,446)	$(371)	$(1,975)

Class C
Proceeds from shares issued	$9,280	$14,986	$7,343	$6,159
Distributions reinvested	3,081	442	1,822	731
Cost of shares redeemed	(6,581)	(10,856)	(2,403)	(4,916)

Change in net assets resulting from Class C capital transactions	$5,780	$4,572	$6,762	$1,974

Class R2
Proceeds from shares issued	$—	$—	$1,705	$2,754
Distributions reinvested	—	—	420	170
Cost of shares redeemed	—	—	(929)	(1,371)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$1,196	$1,553

Select Class
Proceeds from shares issued	$151,179	$222,766	$79,133	$221,548
Distributions reinvested	67,014	20,534	54,825	26,158
Cost of shares redeemed	(169,304)	(536,444)	(124,855)	(255,205)

Change in net assets resulting from Select Class capital transactions	$48,889	$(293,144)	$9,103	$(7,499)

Total change in net assets resulting from capital transactions	$91,490	$(316,991)	$31,494	$3,452

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	1,783	3,581	1,394	2,300
Reinvested	1,091	300	609	354
Redeemed	(1,877)	(4,625)	(849)	(1,817)

Change in Class A Shares	997	(744)	1,154	837

Class B
Issued	1	2	4	2
Reinvested	18	4	12	15
Redeemed	(48)	(171)	(45)	(202)

Change in Class B Shares	(29)	(165)	(29)	(185)

Class C
Issued	241	443	603	590
Reinvested	81	13	161	76
Redeemed	(169)	(322)	(202)	(470)

Change in Class C Shares	153	134	562	196

Class R2
Issued	—	—	132	250
Reinvested	—	—	34	16
Redeemed	—	—	(71)	(124)

Change in Class R2 Shares	—	—	95	142

Select Class
Issued	3,915	6,634	6,085	19,837
Reinvested	1,753	603	4,358	2,495
Redeemed	(4,355)	(15,824)	(9,485)	(22,524)

Change in Select Class Shares	1,313	(8,587)	958	(192)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Index Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$36.43	$0.33	(f)	$5.39	$5.72	$(0.32)	$(2.28)	$(2.60)
Year Ended June 30, 2013	30.92	0.63	(f)	5.52	6.15	(0.64)	—	(0.64)
Year Ended June 30, 2012	29.96	0.51	(f)	0.96	1.47	(0.51)	—	(0.51)
Year Ended June 30, 2011	23.40	0.45	(f)	6.56	7.01	(0.45)	—	(0.45)
Year Ended June 30, 2010	20.90	0.45	(f)	2.49	2.94	(0.44)	—	(0.44)
Year Ended June 30, 2009	29.08	0.51	(f)	(8.19)	(7.68)	(0.50)	—	(0.50)

Class B
Six Months Ended December 31, 2013 (Unaudited)	36.33	0.18	(f)	5.37	5.55	(0.19)	(2.28)	(2.47)
Year Ended June 30, 2013	30.83	0.37	(f)	5.51	5.88	(0.38)	—	(0.38)
Year Ended June 30, 2012	29.88	0.29	(f)	0.94	1.23	(0.28)	—	(0.28)
Year Ended June 30, 2011	23.34	0.24	(f)	6.54	6.78	(0.24)	—	(0.24)
Year Ended June 30, 2010	20.84	0.26	(f)	2.49	2.75	(0.25)	—	(0.25)
Year Ended June 30, 2009	28.98	0.34	(f)	(8.15)	(7.81)	(0.33)	—	(0.33)

Class C
Six Months Ended December 31, 2013 (Unaudited)	36.28	0.18	(f)	5.37	5.55	(0.20)	(2.28)	(2.48)
Year Ended June 30, 2013	30.81	0.37	(f)	5.50	5.87	(0.40)	—	(0.40)
Year Ended June 30, 2012	29.87	0.29	(f)	0.94	1.23	(0.29)	—	(0.29)
Year Ended June 30, 2011	23.34	0.24	(f)	6.54	6.78	(0.25)	—	(0.25)
Year Ended June 30, 2010	20.84	0.26	(f)	2.49	2.75	(0.25)	—	(0.25)
Year Ended June 30, 2009	28.98	0.34	(f)	(8.14)	(7.80)	(0.34)	—	(0.34)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	36.44	0.37	(f)	5.41	5.78	(0.37)	(2.28)	(2.65)
Year Ended June 30, 2013	30.92	0.71	(f)	5.53	6.24	(0.72)	—	(0.72)
Year Ended June 30, 2012	29.97	0.58	(f)	0.95	1.53	(0.58)	—	(0.58)
Year Ended June 30, 2011	23.40	0.52	(f)	6.57	7.09	(0.52)	—	(0.52)
Year Ended June 30, 2010	20.90	0.51	(f)	2.49	3.00	(0.50)	—	(0.50)
Year Ended June 30, 2009	29.08	0.56	(f)	(8.18)	(7.62)	(0.56)	—	(0.56)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$39.55	16.02%	$675,584	0.45%	1.66%	0.93%	4%
36.43	20.04	585,946	0.45	1.86	0.94	4
30.92	5.03	520,294	0.45	1.74	0.94	7
29.96	30.09	540,743	0.45	1.63	0.94	7
23.40	13.96	491,906	0.45	1.80	0.96	8
20.90	(26.38)	439,950	0.45	2.29	1.04	18

39.41	15.57	12,032	1.20	0.91	1.43	4
36.33	19.17	12,142	1.20	1.11	1.44	4
30.83	4.20	15,380	1.20	0.99	1.44	7
29.88	29.10	21,922	1.20	0.88	1.44	7
23.34	13.12	27,677	1.20	1.07	1.46	8
20.84	(26.92)	36,524	1.20	1.53	1.53	18

39.35	15.59	69,856	1.20	0.91	1.43	4
36.28	19.16	58,831	1.20	1.10	1.45	4
30.81	4.21	45,854	1.20	0.99	1.44	7
29.87	29.11	49,126	1.20	0.88	1.44	7
23.34	13.14	42,819	1.20	1.06	1.46	8
20.84	(26.91)	44,210	1.20	1.53	1.54	18

39.57	16.17	1,233,405	0.20	1.91	0.68	4
36.44	20.35	1,087,877	0.20	2.11	0.69	4
30.92	5.26	1,188,683	0.20	1.99	0.69	7
29.97	30.45	1,281,370	0.20	1.87	0.69	7
23.40	14.24	1,001,783	0.20	2.05	0.71	8
20.90	(26.20)	887,055	0.20	2.57	0.79	18

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Market Expansion Enhanced Index Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$12.17	$0.05	(f)(i)	$2.00	$2.05	$(0.04)	$(1.14)	$(1.18)
Year Ended June 30, 2013	10.32	0.11	(f)(j)	2.45	2.56	(0.11)	(0.60)	(0.71)
Year Ended June 30, 2012	11.52	0.07	(f)	(0.42)	(0.35)	(0.07)	(0.78)	(0.85)
Year Ended June 30, 2011	8.42	0.05	(f)	3.11	3.16	(0.06)	—	(0.06)
Year Ended June 30, 2010	6.88	0.06	(f)	1.55	1.61	(0.07)	—	(0.07)
Year Ended June 30, 2009	10.21	0.09	(f)	(3.02)	(2.93)	(0.08)	(0.32)	(0.40)

Class B
Six Months Ended December 31, 2013 (Unaudited)	11.70	0.01	(f)(i)	1.92	1.93	(0.01)	(1.14)	(1.15)
Year Ended June 30, 2013	9.95	0.03	(f)(j)	2.36	2.39	(0.04)	(0.60)	(0.64)
Year Ended June 30, 2012	11.16	(0.01	)(f)	(0.41)	(0.42)	(0.01)	(0.78)	(0.79)
Year Ended June 30, 2011	8.18	(0.02	)(f)	3.02	3.00	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.70	—	(f)(g)	1.49	1.49	(0.01)	—	(0.01)
Year Ended June 30, 2009	9.97	0.03	(f)	(2.94)	(2.91)	(0.04)	(0.32)	(0.36)

Class C
Six Months Ended December 31, 2013 (Unaudited)	11.18	0.01	(f)(i)	1.82	1.83	(0.01)	(1.14)	(1.15)
Year Ended June 30, 2013	9.55	0.03	(f)(j)	2.25	2.28	(0.05)	(0.60)	(0.65)
Year Ended June 30, 2012	10.74	(0.01	)(f)	(0.39)	(0.40)	(0.01)	(0.78)	(0.79)
Year Ended June 30, 2011	7.88	(0.02	)(f)	2.90	2.88	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.45	—	(f)(g)	1.44	1.44	(0.01)	—	(0.01)
Year Ended June 30, 2009	9.63	0.03	(f)	(2.84)	(2.81)	(0.05)	(0.32)	(0.37)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	12.09	0.04	(f)(i)	1.97	2.01	(0.02)	(1.14)	(1.16)
Year Ended June 30, 2013	10.25	0.08	(f)(j)	2.44	2.52	(0.08)	(0.60)	(0.68)
Year Ended June 30, 2012	11.46	0.03	(f)	(0.42)	(0.39)	(0.04)	(0.78)	(0.82)
Year Ended June 30, 2011	8.39	0.01	(f)	3.09	3.10	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.87	0.02	(f)	1.55	1.57	(0.05)	—	(0.05)
November 3, 2008 (h) through June 30, 2009	7.32	0.04	(f)	(0.11)	(0.07)	(0.06)	(0.32)	(0.38)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	12.24	0.07	(f)(i)	2.01	2.08	(0.05)	(1.14)	(1.19)
Year Ended June 30, 2013	10.37	0.14	(f)(j)	2.46	2.60	(0.13)	(0.60)	(0.73)
Year Ended June 30, 2012	11.57	0.09	(f)	(0.42)	(0.33)	(0.09)	(0.78)	(0.87)
Year Ended June 30, 2011	8.45	0.08	(f)	3.11	3.19	(0.07)	—	(0.07)
Year Ended June 30, 2010	6.91	0.09	(f)	1.54	1.63	(0.09)	—	(0.09)
Year Ended June 30, 2009	10.24	0.10	(f)	(3.01)	(2.91)	(0.10)	(0.32)	(0.42)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of operations.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, $0.01, $0.01, $0.04 and $0.07 for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.77%, 0.09%, 0.10%, 0.54% and 1.01% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively.
(j)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09, $0.02, $0.01, $0.06 and $0.12 for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.82%, 0.15%, 0.13%, 0.58% and 1.07% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$13.04	17.27%	$105,374	0.69%	0.80	%(i)	0.88%	13%
12.17	25.91	84,296	0.69	0.95	(j)	0.88	51
10.32	(2.22)	62,820	0.69	0.64		0.89	77
11.52	37.50	77,638	0.69	0.50		0.89	78
8.42	23.30	57,906	0.69	0.75		0.91	61
6.88	(28.22)	45,589	0.75	1.18		1.01	70

12.48	16.93	1,862	1.34	0.13	(i)	1.38	13
11.70	25.11	2,082	1.36	0.28	(j)	1.38	51
9.95	(2.98)	3,613	1.39	(0.08)		1.39	77
11.16	36.63	5,839	1.39	(0.20)		1.39	78
8.18	22.21	7,104	1.41	0.03		1.41	61
6.70	(28.69)	8,587	1.49	0.44		1.50	70

11.86	16.86	24,306	1.37	0.14	(i)	1.38	13
11.18	25.07	16,636	1.37	0.27	(j)	1.38	51
9.55	(2.85)	12,330	1.39	(0.07)		1.39	77
10.74	36.53	13,613	1.39	(0.21)		1.39	78
7.88	22.34	9,919	1.41	0.03		1.41	61
6.45	(28.75)	8,906	1.49	0.44		1.50	70

12.94	17.11	8,707	0.92	0.57	(i)	1.13	13
12.09	25.72	6,985	0.93	0.72	(j)	1.13	51
10.25	(2.64)	4,477	1.07	0.27		1.14	77
11.46	36.97	3,309	1.07	0.10		1.14	78
8.39	22.83	1,527	1.07	0.24		1.16	61
6.87	(0.31)	50	1.07	1.06		1.30	70

13.13	17.46	1,403,067	0.44	1.04	(i)	0.63	13
12.24	26.26	1,296,602	0.44	1.21	(j)	0.63	51
10.37	(1.96)	1,100,332	0.44	0.89		0.64	77
11.57	37.84	1,145,121	0.44	0.75		0.64	78
8.45	23.49	774,830	0.44	1.00		0.66	61
6.91	(28.00)	591,735	0.51	1.43		0.76	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Equity Index Fund	Class A, Class B, Class C and Select Class	Diversified
Market Expansion Enhanced Index Fund	Class A, Class B, Class C, Class R2 and Select Class	Diversified

The investment objective of the Equity Index Fund is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”).

The investment objective of the Market Expansion Enhanced Index Fund is to seek to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index and the Standard & Poor’s MidCap 400 Index.

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the

38	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

“Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,995,354	$—	$—	$1,995,354

Appreciation in Other Financial Instruments
Futures Contracts	$269	$—	$—	$269

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

Market Expansion Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$210,027	$—	$—		$210,027
Consumer Staples	56,850	—	—		56,850
Energy	80,414	—	—		80,414
Financials	325,383	—	—		325,383
Health Care	145,304	—	—		145,304
Industrials	261,361	—	—		261,361
Information Technology	251,773	—	—	(b)	251,773
Materials	100,999	—	—		100,999
Telecommunication Services	9,987	—	—		9,987
Utilities	60,748	—	—		60,748

Total Common Stocks	1,502,846	—	—	(b)	1,502,846

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

Market Expansion Enhanced Index Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Debt Securities
U.S. Treasury Obligations	$—	$1,807	$—	$1,807
Short-Term Investment
Investment Company	40,420	—	—	40,420

Total Investments in Securities	$1,543,266	$1,807	$—	$1,545,073

Appreciation in Other Financial Instruments
Futures Contracts	$1,197	$—	$—	$1,197

(b)	Value is zero.

There were no transfers among any levels during the six months ended December 31, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of December 31, 2013, the Funds had no investments in restricted securities.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2013 (amounts in thousands):

	Value		Percentage
Market Expansion Enhanced Index Fund	$—	(a)	—%

(a)	Value is zero.

C. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to their respective indices, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2013 (amounts in thousands):

	Equity Index Fund	Market Expansion Enhanced Index Fund
Futures Contracts:
Average Notional Balance Long	$21,914	$34,711
Ending Notional Balance Long	14,269	42,446

The Funds’ futures contracts are not subject to master netting arrangements.

40	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

D. Investment Transactions with Affiliates — An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers (amounts in thousands):

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
Equity Index Fund
JPMorgan Chase & Co. (common stock)*	$24,099	$260	$591	$159	$345	451	$26,348
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	16,563	111,716	109,821	0	4	18,458	18,458

Total	$40,662			$159	$349		$44,806

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
Market Expansion Index Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class	$26,886	$129,970	$116,436	$—	$5	40,420	$40,420

Total	$26,886			$—	$5		$40,420

*	Investment in affiliate which is a security in the Fund’s Index.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.25% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2013, the annualized effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Equity Index Fund	0.25%	0.75%	0.75%	n/a
Market Expansion Enhanced Index Fund	0.25	0.75	0.75	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Equity Index Fund	$18	$2
Market Expansion Enhanced Index Fund	13	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to an annual rate of 0.25% of the average daily net assets of each share class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Select Class
Equity Index Fund	0.45%	1.20%	1.20%	n/a	0.20%
Market Expansion Enhanced Index Fund	0.69	1.39	1.39	0.92%	0.44

The expense limitation agreements were in effect for the six months ended December 31, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014. The Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

42	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

For the six months ended December 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Equity Index Fund	$1,351	$794	$2,263	$4,408
Market Expansion Enhanced Index Fund	8	—	1,393	1,401

	Voluntary Waivers
	Investment Advisory	Shareholder Servicing	Total
Equity Index Fund	$—	$—	$—
Market Expansion Enhanced Index Fund	1	1	2

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2013 was as follows (amounts in thousands):

Equity Index Fund	$19
Market Expansion Enhanced Index Fund	28

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J. P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Equity Index Fund	$64,794	$78,657	$—	$—
Market Expansion Enhanced Index Fund	189,514	290,876	1,807	2,165

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$700,839	$1,301,171	$6,656	$1,294,515
Market Expansion Enhanced Index Fund	1,036,380	518,124	9,431	508,693

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the Funds did not have any post-enactment or pre-enactment net capital loss carryforwards.

During the year ended June 30, 2013, Equity Index Fund utilized approximately $49,123,000 in capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2013. Average borrowings from the Facility for the six months ended December 31, 2013, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Equity Index Fund	$11,841	3	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for the Market Expansion Enhanced Index Fund.

In addition, as of December 31, 2013, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate approximately 32.9%, of the net assets of Market Expansion Enhanced Index Fund.

Significant shareholder transactions by these shareholders, if any, may impact the Fund’s performance.

8. Other Matters

On February 12, 2014, the Board of Trustees of the Trust approved a change to the Market Expansion Index Fund’s fundamental investment objective which will be presented to shareholders for their approval. Subject to shareholder approval, the Fund’s new investment objective will be to seek to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of small- and mid-capitalization securities. The shareholder meeting is expected to occur on or about June 10, 2014.

44	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013, and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2013	Ending Account Value, December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Index Fund
Class A
Actual	$1,000.00	$1,160.20	$2.45	0.45%
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class B
Actual	1,000.00	1,155.70	6.52	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class C
Actual	1,000.00	1,155.90	6.52	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Select Class
Actual	1,000.00	1,161.70	1.09	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20

Market Expansion Enhanced Index Fund
Class A
Actual	1,000.00	1,172.70	3.78	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class B
Actual	1,000.00	1,169.30	7.33	1.34
Hypothetical	1,000.00	1,018.45	6.82	1.34
Class C
Actual	1,000.00	1,168.60	7.49	1.37
Hypothetical	1,000.00	1,018.30	6.97	1.37
Class R2
Actual	1,000.00	1,171.10	5.03	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92
Select Class
Actual	1,000.00	1,174.60	2.41	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 22, 2013.

As part of their review of the investment advisory arrangements for the J.P. Morgan Funds, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in executive session with counsel to the Trust and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

46	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the

DECEMBER 31, 2013	J.P. MORGAN EQUITY FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Equity Index Fund’s performance was in the third quintile for Class A shares, and in the second quintile for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Market Expansion Enhanced Index Fund’s performance was in the second quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2012, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees also noted that effective February 28, 2013, the Fund changed portfolio managers, and effective April 30, 2013, the Fund changed its name and 80% investment policy, and other investment strategies. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee

rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Index Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Market Expansion Index Fund’s net advisory fee for Class A and Select Class shares was in the fourth and fifth quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

48	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. December 2013.	SAN-INDEX-1213

Semi-Annual Report

J.P. Morgan Investor Funds

December 31, 2013 (Unaudited)

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2014 (Unaudited)

Dear Shareholder,

Equity markets in developed economies performed strongly as the pace of the global economy accelerated during the six months ended December 31, 2013. Healthy corporate earnings and steady improvement in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of 2013 relieved much of the political uncertainty created by partisan brinkmanship that led to the partial shutdown of the federal government in October. In December, the U.S. Federal Reserve (the “Fed”) responded to marked improvement in employment and other measures of economic growth by announcing it would trim its $85 billion in monthly asset purchases by $10 billion. The news drove U.S. equities to new highs, with the Standard & Poor’s 500 stock index reaching seven closing highs in December, ending the six month period with a 16.31% return.

“While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Union returned to positive economic growth during the six month period and by the end of the period, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. The euro zone’s composite Purchasing Managers Index ended the period at a three-month high. Amid signs of continued economic expansion, it is notable that the European Central Bank cut its benchmark interest rate to a historical low in November in an attempt to counter a drop in the inflation rate.

In Japan, equity markets posted strong gains, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks in Japan and Europe.

Emerging market equities were weaker overall as China’s economy showed signs of slower growth and political unrest in Turkey and Thailand shook investor confidence. The Fed’s decision to taper its asset purchase program also set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed-income markets generally remained weak during the six month period, with the Barclays Aggregate Index returning 0.43% for the six month period. U.S. Treasury security yields remained low from a historical perspective but peaked in September after the Fed declined to taper its asset purchases at that time. Globally, emerging market debt continued to struggle as stronger developed market growth trends led to declines in the relatively high yields and strong currencies, causing outflows that led to further weakness. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively.

We welcome the Fed’s move to curb its Quantitative Easing program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The reporting period market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	J.P. MORGAN INVESTOR FUNDS	1

J.P. Morgan Investor Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

Fund	Fund Return*	Barclays U.S. Intermediate Aggregate Index Return (Broad Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad- Based Equity Benchmark)		Composite Benchmark Return	Fund Net Assets as of 12/31/13 (in thousands)
JPMorgan Investor Balanced Fund, Class A (No sales charge)	9.17%	0.62%	17.09%	**	8.64%	$4,641,639

JPMorgan Investor Conservative Growth Fund, Class A (No sales charge)	5.96%	0.62%	17.09%	***	5.38%	3,947,506

JPMorgan Investor Growth Fund, Class A (No sales charge)	15.43%	0.62%	17.09%	****	15.37%	2,085,217

JPMorgan Investor Growth & Income Fund, Class A (No sales charge)	11.96%	0.62%	17.09%	*****	11.97%	2,790,758

Portfolio Composition by Asset Class******

Investor Balanced Fund
U.S. Equity	44.0%
Fixed Income	34.3
International Equity	10.6
Alternative Assets	6.1
Money Market	5.0

Investor Conservative Growth Fund
Fixed Income	53.5%
U.S. Equity	29.2
Alternative Assets	7.0
Money Market	6.6
International Equity	3.7

Investor Growth Fund
U.S. Equity	78.3%
International Equity	12.0
Fixed Income	6.7
Alternative Assets	2.1
Money Market	0.9

Investor Growth & Income Fund
U.S. Equity	59.1%
Fixed Income	21.0
International Equity	12.2
Alternative Assets	5.8
Money Market	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Balanced Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%).
***	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Conservative Growth Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%).
****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Barclays U.S. Intermediate Aggregate Index (10%).
*****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth & Income Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Barclays U.S. Intermediate Aggregate Index (30%).
******	Percentages indicated are based on total investments as of December 31, 2013. The Funds’ composition is subject to change.

2	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2013

J.P. Morgan Investor Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

HOW DID THE MARKET PERFORM?

Overall, the U.S. equity market performed strongly during the six months ended December 31, 2013, as a tepid economic recovery continued to gain strength from healthy corporate earnings, along with improvements in employment, housing and consumer sentiment. Financial market volatility spiked early in the reporting period amid investor uncertainty about the U.S. Federal Reserve Board’s (“Fed”) intent to taper off its monthly purchases of $85 billion in Treasuries and mortgage-backed securities. Interest rates rose sharply higher, pressuring prices for both stocks and bonds. Partisan brinkmanship in Washington added to the uncertainty, notably with the partial shutdown of the federal government in October. A bipartisan budget agreement toward the end of the period relieved some of the political uncertainty. During the period, U.S. unemployment claims fell from 7.4% in January to 6.7% at year end, with a slight uptick in joblessness in October. Adding to the positive trend were advances in housing prices and auto sales during the period, and a rebound in consumer sentiment to a five-month high in December. The Standard & Poor’s 500 Index hit 42 record closings during the year — the most since 1998 — including seven record high closings in the final month of the year.

U.S. fixed income securities, as measured by the Barclays U.S. Intermediate Aggregate Index, underperformed U.S. equities during the six months ended December 31, 2013. This was partially due to the Fed’s announcement in June 2013 that it would begin tapering its asset purchases later in the year. The move triggered a sharp sell-off in the overall bond market.

Despite this weakness, high yield bonds performed well as investors continued to search for yield in the low interest rate environment. Emerging market debt securities, however, largely treaded water over the same period. Prices for commodities generally declined during the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

In accordance with their model allocations, each of the J.P. Morgan Investor Funds (the “Investor Funds”) allocated its assets among fixed income, equity and alternative investments. For the six months ended December 31, 2013, each of the Investor Funds outperformed the Barclays U.S. Intermediate Aggregate Index, their broad based fixed income benchmark. In contrast, each of the Investor Funds underperformed the Russell 3000 Index, the Investor Funds’ broad based equity benchmark. This was due to the Funds’ allocation to fixed income securities, which performed poorly during the reporting period.

Each Investor Fund’s performance is also compared to composite benchmarks, which are constructed of different percentages of the Investor Funds’ broad based fixed income and equity benchmarks. These composite benchmarks correspond to each Investor Fund’s model allocation. The JPMorgan Investor Balanced Fund, the JPMorgan Conservative Growth Fund and the JPMorgan Investor Growth Fund outperformed their respective composite benchmarks during the reporting period. In contrast, the JPMorgan Investor Growth & Income Fund underperformed its composite benchmark during the reporting period.

HOW WERE THE FUNDS POSITIONED?

Each Investor Fund invested in underlying JPMorgan Funds (“underlying funds”). The underlying funds invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds, commodities, equity long/short and market-neutral strategies. Among equities, the underlying funds in which the Investor Funds invested were allocated among large-cap, mid-cap, small-cap, and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. They determined the strategic weight for each asset class in the Investor Funds by making investments that they believed would perform well over the long term, and maintained a level of volatility similar to that of each Investor Fund’s composite benchmark.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2013	J.P. MORGAN INVESTOR FUNDS	3

JPMorgan Investor Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		9.17%	14.73%	11.47%	6.26%
With Sales Charge**		4.27	9.60	10.43	5.77
CLASS B SHARES	12/10/96
Without CDSC		8.94	14.08	10.89	5.77
With CDSC***		3.94	9.08	10.62	5.77
CLASS C SHARES	7/1/97
Without CDSC		8.87	14.04	10.88	5.64
With CDSC****		7.87	13.04	10.88	5.64
SELECT CLASS SHARES	12/10/96	9.37	14.98	11.74	6.52

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Composite Benchmark and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%). The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2013

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		5.96%	8.84%	8.95%	5.28%
With Sales Charge**		1.16	3.98	7.96	4.79
CLASS B SHARES	12/10/96
Without CDSC		5.66	8.22	8.38	4.78
With CDSC***		0.66	3.22	8.09	4.78
CLASS C SHARES	7/1/97
Without CDSC		5.61	8.22	8.35	4.67
With CDSC****		4.61	7.22	8.35	4.67
SELECT CLASS SHARES	12/10/96	6.06	9.05	9.21	5.53

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Composite Benchmark, and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%). The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	J.P. MORGAN INVESTOR FUNDS	5

JPMorgan Investor Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		15.43%	27.45%	15.73%	7.27%
With Sales Charge**		10.21	21.68	14.68	6.78
CLASS B SHARES	12/10/96
Without CDSC		15.12	26.78	15.08	6.76
With CDSC***		10.12	21.78	14.85	6.76
CLASS C SHARES	7/1/97
Without CDSC		15.08	26.73	15.07	6.63
With CDSC****		14.08	25.73	15.07	6.63
SELECT CLASS SHARES	12/10/96	15.57	27.80	16.03	7.53

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Russell 3000 Index, the Barclays U.S. Intermediate Aggregate Index, the Composite Benchmark and the Lipper Multi-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Core Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Barclays U.S. Intermediate Aggregate Index (10%). The Lipper Multi-Cap Core Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2013

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		11.96%	20.12%	13.83%	6.77%
With Sales Charge**		6.90	14.73	12.78	6.28
CLASS B SHARES	12/10/96
Without CDSC		11.63	19.55	13.21	6.26
With CDSC***		6.63	14.55	12.97	6.26
CLASS C SHARES	7/1/97
Without CDSC		11.67	19.54	13.21	6.15
With CDSC****		10.67	18.54	13.21	6.15
SELECT CLASS SHARES	12/10/96	12.11	20.45	14.11	7.04

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Russell 3000 Index, the Barclays U.S. Intermediate Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S.

Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Barclays U.S. Intermediate Aggregate Index (30%). The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2013	J.P. MORGAN INVESTOR FUNDS	7

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.0% (b)
	Alternative Assets — 6.1%
1,801	JPMorgan Commodities Strategy Fund, Select Class Shares (a)	23,738
1,078	JPMorgan Global Natural Resources Fund, Select Class Shares	10,269
14,617	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	147,631
6,740	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	102,644

	Total Alternative Assets	284,282

	Fixed Income — 34.3%
31,740	JPMorgan Core Bond Fund, Select Class Shares	364,053
54,887	JPMorgan Core Plus Bond Fund, Select Class Shares	447,881
2,866	JPMorgan Emerging Markets Debt Fund, Select Class Shares	23,155
4,367	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	40,442
13,865	JPMorgan Floating Rate Income Fund, Select Class Shares	140,035
4,761	JPMorgan Government Bond Fund, Select Class Shares	51,612
17,389	JPMorgan High Yield Fund, Select Class Shares	138,762
11,091	JPMorgan Inflation Managed Bond Fund, Select Class Shares	115,128
11,545	JPMorgan Limited Duration Bond Fund, Select Class Shares	113,953
3,398	JPMorgan Short Duration Bond Fund, Select Class Shares	36,999
10,155	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	120,740

	Total Fixed Income	1,592,760

	International Equity — 10.6%
5,526	JPMorgan Emerging Economies Fund, Select Class Shares	72,882
3,117	JPMorgan Emerging Markets Equity Fund, Select Class Shares	70,358
7,910	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	141,043
3,155	JPMorgan International Equity Fund, Select Class Shares	51,907
6,168	JPMorgan International Equity Index Fund, Select Class Shares	129,641
1,411	JPMorgan Latin America Fund, Select Class Shares	24,816

	Total International Equity	490,647

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 5.0%
231,316	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (l)	231,316

	U.S. Equity — 44.0%
3,983	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	97,782
5,327	JPMorgan Equity Income Fund, Select Class Shares	69,517
9,711	JPMorgan Intrepid America Fund, Select Class Shares	337,641
4,807	JPMorgan Intrepid Growth Fund, Select Class Shares	167,760
6,044	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	139,500
1,549	JPMorgan Large Cap Growth Fund, Select Class Shares (a)	49,222
11,691	JPMorgan Large Cap Value Fund, Select Class Shares	179,455
13,376	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	175,628
3,181	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	53,471
33,867	JPMorgan U.S. Equity Fund, Select Class Shares	476,843
8,054	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	223,424
2,607	JPMorgan Value Advantage Fund, Select Class Shares	70,757

	Total U.S. Equity	2,041,000

	Total Investments — 100.0% (Cost $3,853,276)	4,640,005
	Other Assets in Excess of Liabilities — 0.0% (g)	1,634

	NET ASSETS — 100.0%	$4,641,639

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2013

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.0% (b)
	Alternative Assets — 7.0%
1,578	JPMorgan Commodities Strategy Fund, Select Class Shares (a)	20,795
999	JPMorgan Global Natural Resources Fund, Select Class Shares	9,517
13,207	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	133,388
7,294	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	111,082

	Total Alternative Assets	274,782

	Fixed Income — 53.5%
40,608	JPMorgan Core Bond Fund, Select Class Shares	465,779
64,074	JPMorgan Core Plus Bond Fund, Select Class Shares	522,845
1,999	JPMorgan Emerging Markets Debt Fund, Select Class Shares	16,148
6,075	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	56,253
16,107	JPMorgan Floating Rate Income Fund, Select Class Shares	162,679
13,803	JPMorgan Government Bond Fund, Select Class Shares	149,624
12,836	JPMorgan High Yield Fund, Select Class Shares	102,429
13,748	JPMorgan Inflation Managed Bond Fund, Select Class Shares	142,704
25,267	JPMorgan Limited Duration Bond Fund, Select Class Shares	249,383
8,600	JPMorgan Short Duration Bond Fund, Select Class Shares	93,658
12,612	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	149,952

	Total Fixed Income	2,111,454

	International Equity — 6.6%
3,030	JPMorgan Emerging Economies Fund, Select Class Shares	39,968
1,748	JPMorgan Emerging Markets Equity Fund, Select Class Shares	39,454
2,331	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	41,560
1,769	JPMorgan International Equity Fund, Select Class Shares	29,101
4,434	JPMorgan International Equity Index Fund, Select Class Shares	93,195
994	JPMorgan Latin America Fund, Select Class Shares	17,488

	Total International Equity	260,766

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 3.7%
146,663	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (l)	146,663

	U.S. Equity — 29.2%
1,454	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	35,690
5,267	JPMorgan Equity Income Fund, Select Class Shares	68,737
7,819	JPMorgan Intrepid America Fund, Select Class Shares	271,876
3,355	JPMorgan Intrepid Growth Fund, Select Class Shares	117,087
2,838	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	65,508
3,719	JPMorgan Large Cap Value Fund, Select Class Shares	57,080
4,806	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	63,103
797	JPMorgan Mid Cap Growth Fund, Select Class Shares	22,279
2,679	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	45,035
16,399	JPMorgan U.S. Equity Fund, Select Class Shares	230,902
4,611	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	127,902
1,813	JPMorgan Value Advantage Fund, Select Class Shares	49,213

	Total U.S. Equity	1,154,412

	Total Investments — 100.0% (Cost $3,500,913)	3,948,077
	Liabilities in Excess of Other Assets — 0.0% (g)	(571)

	NET ASSETS — 100.0%	$3,947,506

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INVESTOR FUNDS	9

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.0% (b)
	Alternative Assets — 2.1%
872	JPMorgan Commodities Strategy Fund, Select Class Shares (a)	11,493
519	JPMorgan Global Natural Resources Fund, Select Class Shares	4,946
1,826	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	18,445
608	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	9,260

	Total Alternative Assets	44,144

	Fixed Income — 6.7%
949	JPMorgan Core Bond Fund, Select Class Shares	10,884
1,891	JPMorgan Core Plus Bond Fund, Select Class Shares	15,432
876	JPMorgan Emerging Markets Debt Fund, Select Class Shares	7,077
1,032	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	9,558
2,033	JPMorgan Floating Rate Income Fund, Select Class Shares	20,530
35	JPMorgan Government Bond Fund, Select Class Shares	383
2,599	JPMorgan High Yield Fund, Select Class Shares	20,743
3,310	JPMorgan Inflation Managed Bond Fund, Select Class Shares	34,356
224	JPMorgan Limited Duration Bond Fund, Select Class Shares	2,213
1,635	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	19,444

	Total Fixed Income	140,620

	International Equity — 12.0%
2,803	JPMorgan Emerging Economies Fund, Select Class Shares	36,968
1,662	JPMorgan Emerging Markets Equity Fund, Select Class Shares	37,503
2,941	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	52,437
3,385	JPMorgan International Equity Fund, Select Class Shares	55,685
2,796	JPMorgan International Equity Index Fund, Select Class Shares	58,764
497	JPMorgan Latin America Fund, Select Class Shares	8,748

	Total International Equity	250,105

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 0.9%
19,316	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (l)	19,316

	U.S. Equity — 78.3%
866	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	21,267
2,293	JPMorgan Equity Income Fund, Select Class Shares	29,921
7,440	JPMorgan Intrepid America Fund, Select Class Shares	258,692
3,859	JPMorgan Intrepid Growth Fund, Select Class Shares	134,692
3,579	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	82,593
5,799	JPMorgan Large Cap Growth Fund, Select Class Shares (a)	184,305
14,960	JPMorgan Large Cap Value Fund, Select Class Shares	229,640
9,823	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	128,981
492	JPMorgan Mid Cap Growth Fund, Select Class Shares	13,757
2,196	JPMorgan Small Cap Value Fund, Select Class Shares	62,225
1,832	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	30,799
22,507	JPMorgan U.S. Equity Fund, Select Class Shares	316,896
3,876	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	107,525
1,133	JPMorgan Value Advantage Fund, Select Class Shares	30,761

	Total U.S. Equity	1,632,054

	Total Investments — 100.0% (Cost $1,461,287)	2,086,239
	Liabilities in Excess of Other Assets — 0.0% (g)	(1,022)

	NET ASSETS — 100.0%	$2,085,217

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2013

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.0% (b)
	Alternative Assets — 5.8%
1,127	JPMorgan Commodities Strategy Fund, Select Class Shares (a)	14,847
693	JPMorgan Global Natural Resources Fund, Select Class Shares	6,600
8,146	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	82,273
3,919	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	59,686

	Total Alternative Assets	163,406

	Fixed Income — 21.0%
9,282	JPMorgan Core Bond Fund, Select Class Shares	106,470
20,032	JPMorgan Core Plus Bond Fund, Select Class Shares	163,463
1,049	JPMorgan Emerging Markets Debt Fund, Select Class Shares	8,478
2,010	JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	18,612
8,422	JPMorgan Floating Rate Income Fund, Select Class Shares	85,061
10,651	JPMorgan High Yield Fund, Select Class Shares	84,999
6,167	JPMorgan Inflation Managed Bond Fund, Select Class Shares	64,008
4,555	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	54,159

	Total Fixed Income	585,250

	International Equity — 12.2%
3,686	JPMorgan Emerging Economies Fund, Select Class Shares	48,618
2,141	JPMorgan Emerging Markets Equity Fund, Select Class Shares	48,328
4,876	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	86,947
4,534	JPMorgan International Equity Fund, Select Class Shares	74,587
3,384	JPMorgan International Equity Index Fund, Select Class Shares	71,124
573	JPMorgan Latin America Fund, Select Class Shares	10,072

	Total International Equity	339,676

	Money Market — 1.9%
52,425	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (l)	52,425

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 59.1%
1,794	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	44,039
3,591	JPMorgan Equity Income Fund, Select Class Shares	46,868
8,934	JPMorgan Intrepid America Fund, Select Class Shares	310,620
3,282	JPMorgan Intrepid Growth Fund, Select Class Shares	114,549
2,144	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	49,476
4,897	JPMorgan Large Cap Growth Fund, Select Class Shares (a)	155,628
12,067	JPMorgan Large Cap Value Fund, Select Class Shares	185,228
10,626	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	139,523
618	JPMorgan Mid Cap Growth Fund, Select Class Shares	17,284
1,657	JPMorgan Small Cap Value Fund, Select Class Shares	46,930
2,661	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	44,736
22,393	JPMorgan U.S. Equity Fund, Select Class Shares	315,299
5,024	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	139,377
1,527	JPMorgan Value Advantage Fund, Select Class Shares	41,441

	Total U.S. Equity	1,650,998

	Total Investments — 100.0% (Cost $2,135,138)	2,791,755
	Liabilities in Excess of Other Assets — 0.0% (g)	(997)

	NET ASSETS — 100.0%	$2,790,758

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INVESTOR FUNDS	11

J.P. Morgan Investor Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of December 31, 2013.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2013	J.P. MORGAN INVESTOR FUNDS	13

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$4,640,005	$3,948,077	$2,086,239	$2,791,755
Receivables:
Fund shares sold	10,441	6,333	4,380	5,057
Dividends from affiliates	5,378	6,376	556	2,244

Total Assets	4,655,824	3,960,786	2,091,175	2,799,056

LIABILITIES:
Payables:
Distributions	2,018	425	1,400	1,094
Investment securities purchased	5,373	6,373	556	2,243
Fund shares redeemed	4,482	4,228	2,816	3,506
Accrued liabilities:
Investment advisory fees	193	166	76	116
Administration fees	128	121	—	45
Shareholder servicing fees	59	92	14	23
Distribution fees	1,289	1,411	527	716
Custodian and accounting fees	8	7	6	4
Trustees’ and Chief Compliance Officer’s fees	6	4	2	2
Transfer agent fees	499	370	434	414
Other	130	83	127	135

Total Liabilities	14,185	13,280	5,958	8,298

Net Assets	$4,641,639	$3,947,506	$2,085,217	$2,790,758

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2013

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
NET ASSETS:
Paid-in-Capital	$3,880,382	$3,492,109	$1,506,316	$2,198,406
Accumulated undistributed (distributions in excess of) net investment income	(19,020)	(9,645)	(12,962)	(13,404)
Accumulated net realized gains (losses)	(6,452)	17,878	(33,089)	(50,861)
Net unrealized appreciation (depreciation)	786,729	447,164	624,952	656,617

Total Net Assets	$4,641,639	$3,947,506	$2,085,217	$2,790,758

Net Assets:
Class A	$3,379,204	$2,388,836	$1,622,414	$2,177,509
Class B	106,689	53,582	110,450	119,002
Class C	834,750	1,390,891	194,846	303,491
Select Class	320,996	114,197	157,507	190,756

Total	$4,641,639	$3,947,506	$2,085,217	$2,790,758

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	230,685	189,768	87,379	133,016
Class B	7,284	4,254	6,096	7,302
Class C	57,720	110,921	10,951	18,958
Select Class	21,884	9,033	8,348	11,803

Net Asset Value (a):
Class A — Redemption price per share	$14.65	$12.59	$18.57	$16.37
Class B — Offering price per share (b)	14.65	12.60	18.12	16.30
Class C — Offering price per share (b)	14.46	12.54	17.79	16.01
Select Class — Offering and redemption price per share	14.67	12.64	18.87	16.16
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.34	$13.18	$19.45	$17.14

Cost of investments in affiliates	$3,853,276	$3,500,913	$1,461,287	$2,135,138

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INVESTOR FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$41,048	$39,970	$12,601	$21,985

EXPENSES:
Investment advisory fees	1,069	951	481	645
Administration fees	1,289	1,157	688	849
Distribution fees:
Class A	3,916	2,922	1,868	2,513
Class B	413	213	418	458
Class C	2,695	4,847	665	1,002
Shareholder servicing fees:
Class A	3,916	2,922	1,868	2,513
Class B	138	71	139	153
Class C	898	1,616	222	334
Select Class	393	144	178	223
Custodian and accounting fees	11	10	10	6
Professional fees	41	38	25	28
Trustees’ and Chief Compliance Officer’s fees	24	21	11	14
Printing and mailing costs	202	174	169	171
Registration and filing fees	127	137	54	61
Transfer agent fees	833	595	678	664
Other	39	35	18	25

Total expenses	16,004	15,853	7,492	9,659

Less amounts waived	(5,056)	(4,229)	(2,821)	(3,381)

Net expenses	10,948	11,624	4,671	6,278

Net investment income (loss)	30,100	28,346	7,930	15,707

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	1,120	6,573	3,372	(312)
Distributions of capital gains received from investment company affiliates	85,847	50,096	54,238	60,811
Change in net unrealized appreciation/depreciation of investments in affiliates	252,128	128,045	207,367	210,897

Net realized/unrealized gains (losses)	339,095	184,714	264,977	271,396

Change in net assets resulting from operations	$369,195	$213,060	$272,907	$287,103

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$30,100	$48,599	$28,346	$46,232
Net realized gain (loss) on investments in affiliates	1,120	5,374	6,573	1,730
Distributions of capital gains received from investment company affiliates	85,847	24,197	50,096	13,477
Change in net unrealized appreciation/depreciation of investments in affiliates	252,128	247,278	128,045	129,648

Change in net assets resulting from operations	369,195	325,448	213,060	191,087

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(36,820)	(44,361)	(25,251)	(37,372)
From net realized gains	(10,000)	—	—	—
Class B
From net investment income	(877)	(1,653)	(433)	(958)
From net realized gains	(318)	—	—	—
Class C
From net investment income	(7,190)	(5,932)	(10,813)	(12,795)
From net realized gains	(2,481)	—	—	—
Select Class
From net investment income	(3,910)	(5,309)	(1,360)	(2,217)
From net realized gains	(937)	—	—	—

Total distributions to shareholders	(62,533)	(57,255)	(37,857)	(53,342)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	566,425	381,913	236,642	526,226

NET ASSETS:
Change in net assets	873,087	650,106	411,845	663,971
Beginning of period	3,768,552	3,118,446	3,535,661	2,871,690

End of period	$4,641,639	$3,768,552	$3,947,506	$3,535,661

Accumulated undistributed (distributions in excess of) net investment income	$(19,020)	$(323)	$(9,645)	$(134)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INVESTOR FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,930	$12,976	$15,707	$25,936
Net realized gain (loss) on investments in affiliates	3,372	9,147	(312)	16,481
Distributions of capital gains received from investment company affiliates	54,238	14,763	60,811	17,423
Change in net unrealized appreciation/depreciation of investments in affiliates	207,367	226,857	210,897	210,815

Change in net assets resulting from operations	272,907	263,743	287,103	270,655

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(16,259)	(12,253)	(23,089)	(24,418)
Class B
From net investment income	(972)	(770)	(952)	(1,441)
Class C
From net investment income	(1,772)	(844)	(2,573)	(1,975)
Select Class
From net investment income	(1,740)	(1,369)	(2,289)	(2,455)

Total distributions to shareholders	(20,743)	(15,236)	(28,903)	(30,289)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	95,080	7,991	213,563	101,741

NET ASSETS:
Change in net assets	347,244	256,498	471,763	342,107
Beginning of period	1,737,973	1,481,475	2,318,995	1,976,888

End of period	$2,085,217	$1,737,973	$2,790,758	$2,318,995

Accumulated undistributed (distributions in excess of) net investment income	$(12,962)	$(149)	$(13,404)	$(208)

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2013

	Investor Balanced Fund		Investor Conservative Growth Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$613,482	$786,158	$358,959	$741,095
Distributions reinvested	46,697	44,125	25,198	37,219
Cost of shares redeemed	(304,343)	(519,840)	(324,059)	(494,825)

Change in net assets resulting from Class A capital transactions	$355,836	$310,443	$60,098	$283,489

Class B
Proceeds from shares issued	$2,788	$3,365	$1,500	$3,772
Distributions reinvested	1,191	1,644	431	954
Cost of shares redeemed	(18,076)	(71,230)	(10,200)	(36,953)

Change in net assets resulting from Class B capital transactions	$(14,097)	$(66,221)	$(8,269)	$(32,227)

Class C
Proceeds from shares issued	$279,870	$219,514	$361,198	$466,732
Distributions reinvested	9,575	5,817	10,772	12,703
Cost of shares redeemed	(69,290)	(110,069)	(183,149)	(217,267)

Change in net assets resulting from Class C capital transactions	$220,155	$115,262	$188,821	$262,168

Select Class
Proceeds from shares issued	$44,842	$79,748	$10,448	$40,066
Distributions reinvested	1,956	2,506	628	1,061
Cost of shares redeemed	(42,267)	(59,825)	(15,084)	(28,331)

Change in net assets resulting from Select Class capital transactions	$4,531	$22,429	$(4,008)	$12,796

Total change in net assets resulting from capital transactions	$566,425	$381,913	$236,642	$526,226

SHARE TRANSACTIONS:
Class A
Issued	43,253	59,008	29,162	62,122
Reinvested	3,207	3,334	2,021	3,139
Redeemed	(21,404)	(39,241)	(26,300)	(41,556)

Change in Class A Shares	25,056	23,101	4,883	23,705

Class B
Issued	197	254	123	317
Reinvested	81	125	34	81
Redeemed	(1,278)	(5,431)	(828)	(3,131)

Change in Class B Shares	(1,000)	(5,052)	(671)	(2,733)

Class C
Issued	20,001	16,557	29,473	39,118
Reinvested	665	445	866	1,076
Redeemed	(4,939)	(8,418)	(14,933)	(18,337)

Change in Class C Shares	15,727	8,584	15,406	21,857

Select Class
Issued	3,128	5,986	842	3,357
Reinvested	134	189	50	89
Redeemed	(2,942)	(4,541)	(1,215)	(2,362)

Change in Select Class Shares	320	1,634	(323)	1,084

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INVESTOR FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$166,696	$258,064	$290,825	$418,638
Distributions reinvested	16,170	12,176	23,005	24,284
Cost of shares redeemed	(101,465)	(215,007)	(150,514)	(300,252)

Change in net assets resulting from Class A capital transactions	$81,401	$55,233	$163,316	$142,670

Class B
Proceeds from shares issued	$617	$917	$1,133	$2,076
Distributions reinvested	967	764	949	1,434
Cost of shares redeemed	(17,301)	(57,935)	(19,969)	(82,327)

Change in net assets resulting from Class B capital transactions	$(15,717)	$(56,254)	$(17,887)	$(78,817)

Class C
Proceeds from shares issued	$30,238	$37,737	$71,335	$62,981
Distributions reinvested	1,683	788	2,442	1,823
Cost of shares redeemed	(17,585)	(27,701)	(21,904)	(40,695)

Change in net assets resulting from Class C capital transactions	$14,336	$10,824	$51,873	$24,109

Select Class
Proceeds from shares issued	$22,684	$42,795	$28,578	$35,873
Distributions reinvested	460	429	1,244	1,539
Cost of shares redeemed	(8,084)	(45,036)	(13,561)	(23,633)

Change in net assets resulting from Select Class capital transactions	$15,060	$(1,812)	$16,261	$13,779

Total change in net assets resulting from capital transactions	$95,080	$7,991	$213,563	$101,741

SHARE TRANSACTIONS:
Class A
Issued	9,533	16,839	18,610	29,415
Reinvested	871	810	1,415	1,720
Redeemed	(5,804)	(14,189)	(9,638)	(21,279)

Change in Class A Shares	4,600	3,460	10,387	9,856

Class B
Issued	36	61	74	145
Reinvested	53	53	58	103
Redeemed	(1,022)	(3,932)	(1,292)	(5,907)

Change in Class B Shares	(933)	(3,818)	(1,160)	(5,659)

Class C
Issued	1,805	2,546	4,668	4,473
Reinvested	95	55	153	133
Redeemed	(1,050)	(1,898)	(1,432)	(2,947)

Change in Class C Shares	850	703	3,389	1,659

Select Class
Issued	1,264	2,810	1,851	2,537
Reinvested	24	28	78	110
Redeemed	(446)	(3,009)	(864)	(1,698)

Change in Select Class Shares	842	(171)	1,065	949

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2013	J.P. MORGAN INVESTOR FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Balanced Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$13.61	$0.10		$1.14	$1.24	$(0.16)	$(0.04)	$(0.20)
Year Ended June 30, 2013	12.53	0.20	(h)	1.11	1.31	(0.23)	—	(0.23)
Year Ended June 30, 2012	12.58	0.22	(h)	(0.05)	0.17	(0.22)	—	(0.22)
Year Ended June 30, 2011	11.00	0.23		1.58	1.81	(0.23)	—	(0.23)
Year Ended June 30, 2010	10.03	0.26		0.97	1.23	(0.26)	—	(0.26)
Year Ended June 30, 2009	11.90	0.31		(1.54)	(1.23)	(0.31)	(0.33)	(0.64)

Class B
Six Months Ended December 31, 2013 (Unaudited)	13.60	0.07		1.14	1.21	(0.12)	(0.04)	(0.16)
Year Ended June 30, 2013	12.53	0.13	(h)	1.10	1.23	(0.16)	—	(0.16)
Year Ended June 30, 2012	12.57	0.15	(h)	(0.03)	0.12	(0.16)	—	(0.16)
Year Ended June 30, 2011	10.99	0.17		1.57	1.74	(0.16)	—	(0.16)
Year Ended June 30, 2010	10.01	0.20		0.97	1.17	(0.19)	—	(0.19)
Year Ended June 30, 2009	11.88	0.26		(1.55)	(1.29)	(0.25)	(0.33)	(0.58)

Class C
Six Months Ended December 31, 2013 (Unaudited)	13.44	0.07		1.12	1.19	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2013	12.39	0.13	(h)	1.09	1.22	(0.17)	—	(0.17)
Year Ended June 30, 2012	12.44	0.15	(h)	(0.04)	0.11	(0.16)	—	(0.16)
Year Ended June 30, 2011	10.88	0.17		1.56	1.73	(0.17)	—	(0.17)
Year Ended June 30, 2010	9.93	0.20		0.95	1.15	(0.20)	—	(0.20)
Year Ended June 30, 2009	11.79	0.25		(1.53)	(1.28)	(0.25)	(0.33)	(0.58)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	13.62	0.12		1.15	1.27	(0.18)	(0.04)	(0.22)
Year Ended June 30, 2013	12.55	0.23	(h)	1.10	1.33	(0.26)	—	(0.26)
Year Ended June 30, 2012	12.60	0.25	(h)	(0.05)	0.20	(0.25)	—	(0.25)
Year Ended June 30, 2011	11.01	0.26		1.59	1.85	(0.26)	—	(0.26)
Year Ended June 30, 2010	10.04	0.28		0.97	1.25	(0.28)	—	(0.28)
Year Ended June 30, 2009	11.91	0.34		(1.54)	(1.20)	(0.34)	(0.33)	(0.67)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)(g)

$14.65	9.17%	$3,379,204	0.42%	1.49%	0.67%	6%
13.61	10.54	2,797,749	0.50	1.51	0.69	19
12.53	1.45	2,287,495	0.50	1.79	0.69	9
12.58	16.53	2,104,717	0.50	1.92	0.69	5
11.00	12.19	1,410,998	0.50	2.34	0.71	12
10.03	(9.91)	899,136	0.50	3.10	0.75	24

14.65	8.94	106,689	0.98	0.86	1.17	6
13.60	9.86	112,689	1.01	1.00	1.19	19
12.53	0.97	167,057	1.02	1.26	1.19	9
12.57	15.91	235,961	1.02	1.37	1.19	5
10.99	11.66	287,519	1.05	1.75	1.21	12
10.01	(10.47)	341,604	1.08	2.49	1.25	24

14.46	8.87	834,750	0.97	1.01	1.17	6
13.44	9.89	564,358	1.01	0.99	1.19	19
12.39	0.94	413,805	1.02	1.27	1.19	9
12.44	15.98	415,301	1.02	1.40	1.19	5
10.88	11.55	216,667	1.05	1.80	1.21	12
9.93	(10.44)	107,948	1.08	2.50	1.25	24

14.67	9.37	320,996	0.17	1.69	0.42	6
13.62	10.71	293,756	0.25	1.75	0.44	19
12.55	1.70	250,089	0.25	2.03	0.44	9
12.60	16.88	231,620	0.25	2.15	0.44	5
11.01	12.44	160,959	0.25	2.60	0.46	12
10.04	(9.67)	114,631	0.25	3.37	0.50	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INVESTOR FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Conservative Growth Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$12.01	$0.10		$0.61	$0.71	$(0.13)	$—	$(0.13)
Year Ended June 30, 2013	11.46	0.19	(h)	0.58	0.77	(0.22)	—	(0.22)
Year Ended June 30, 2012	11.40	0.23	(h)	0.06	0.29	(0.23)	—	(0.23)
Year Ended June 30, 2011	10.47	0.25		0.93	1.18	(0.25)	—	(0.25)
Year Ended June 30, 2010	9.67	0.29		0.80	1.09	(0.29)	—	(0.29)
Year Ended June 30, 2009	10.56	0.34		(0.81)	(0.47)	(0.34)	(0.08)	(0.42)

Class B
Six Months Ended December 31, 2013 (Unaudited)	12.02	0.06		0.62	0.68	(0.10)	—	(0.10)
Year Ended June 30, 2013	11.47	0.13	(h)	0.58	0.71	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.40	0.17	(h)	0.07	0.24	(0.17)	—	(0.17)
Year Ended June 30, 2011	10.48	0.18		0.93	1.11	(0.19)	—	(0.19)
Year Ended June 30, 2010	9.67	0.23		0.81	1.04	(0.23)	—	(0.23)
Year Ended June 30, 2009	10.56	0.28		(0.81)	(0.53)	(0.28)	(0.08)	(0.36)

Class C
Six Months Ended December 31, 2013 (Unaudited)	11.97	0.07		0.60	0.67	(0.10)	—	(0.10)
Year Ended June 30, 2013	11.42	0.13	(h)	0.58	0.71	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.36	0.17	(h)	0.06	0.23	(0.17)	—	(0.17)
Year Ended June 30, 2011	10.44	0.19		0.92	1.11	(0.19)	—	(0.19)
Year Ended June 30, 2010	9.64	0.23		0.81	1.04	(0.24)	—	(0.24)
Year Ended June 30, 2009	10.53	0.28		(0.81)	(0.53)	(0.28)	(0.08)	(0.36)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	12.06	0.12		0.61	0.73	(0.15)	—	(0.15)
Year Ended June 30, 2013	11.51	0.22	(h)	0.58	0.80	(0.25)	—	(0.25)
Year Ended June 30, 2012	11.44	0.26	(h)	0.07	0.33	(0.26)	—	(0.26)
Year Ended June 30, 2011	10.51	0.27		0.94	1.21	(0.28)	—	(0.28)
Year Ended June 30, 2010	9.70	0.30		0.83	1.13	(0.32)	—	(0.32)
Year Ended June 30, 2009	10.59	0.37		(0.82)	(0.45)	(0.36)	(0.08)	(0.44)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)(g)

$12.59	5.96%	$2,388,836	0.42%	1.67%	0.66%	9%
12.01	6.76	2,220,725	0.50	1.63	0.68	14
11.46	2.60	1,847,352	0.50	2.03	0.68	9
11.40	11.36	1,589,494	0.50	2.26	0.68	3
10.47	11.32	927,164	0.50	2.78	0.72	11
9.67	(4.25)	479,238	0.50	3.56	0.76	32

12.60	5.66	53,582	0.97	1.07	1.16	9
12.02	6.22	59,190	1.00	1.12	1.18	14
11.47	2.16	87,831	1.01	1.50	1.18	9
11.40	10.64	116,375	1.02	1.69	1.18	3
10.48	10.80	145,639	1.06	2.17	1.22	11
9.67	(4.80)	167,499	1.09	2.96	1.26	32

12.54	5.61	1,390,891	0.97	1.16	1.16	9
11.97	6.27	1,142,903	1.01	1.12	1.18	14
11.42	2.09	841,332	1.01	1.50	1.18	9
11.36	10.73	843,076	1.01	1.76	1.18	3
10.44	10.78	341,942	1.06	2.25	1.22	11
9.64	(4.82)	110,141	1.09	2.96	1.26	32

12.64	6.06	114,197	0.17	1.89	0.41	9
12.06	6.97	112,843	0.25	1.87	0.43	14
11.51	2.92	95,175	0.25	2.27	0.43	9
11.44	11.57	89,120	0.25	2.48	0.43	3
10.51	11.66	60,791	0.25	3.03	0.47	11
9.70	(4.01)	40,734	0.25	3.80	0.51	32

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INVESTOR FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Growth Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$16.25	$0.08	(h)	$2.43	$2.51	$(0.19)	$—	$(0.19)
Year Ended June 30, 2013	13.88	0.14	(h)	2.38	2.52	(0.15)	—	(0.15)
Year Ended June 30, 2012	14.14	0.10	(h)	(0.25)	(0.15)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.22	0.09	(h)	2.92	3.01	(0.09)	—	(0.09)
Year Ended June 30, 2010	9.94	0.10	(h)	1.26	1.36	(0.08)	—	(0.08)
Year Ended June 30, 2009	14.23	0.15	(h)	(3.44)	(3.29)	(0.16)	(0.84)	(1.00)

Class B
Six Months Ended December 31, 2013 (Unaudited)	15.88	0.02	(h)	2.38	2.40	(0.16)	—	(0.16)
Year Ended June 30, 2013	13.58	0.05	(h)	2.34	2.39	(0.09)	—	(0.09)
Year Ended June 30, 2012	13.85	0.02	(h)	(0.24)	(0.22)	(0.05)	—	(0.05)
Year Ended June 30, 2011	11.00	0.02	(h)	2.86	2.88	(0.03)	—	(0.03)
Year Ended June 30, 2010	9.79	0.02	(h)	1.24	1.26	(0.05)	—	(0.05)
Year Ended June 30, 2009	14.03	0.08	(h)	(3.39)	(3.31)	(0.09)	(0.84)	(0.93)

Class C
Six Months Ended December 31, 2013 (Unaudited)	15.60	0.03	(h)	2.32	2.35	(0.16)	—	(0.16)
Year Ended June 30, 2013	13.34	0.05	(h)	2.30	2.35	(0.09)	—	(0.09)
Year Ended June 30, 2012	13.61	0.02	(h)	(0.24)	(0.22)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.82	0.02	(h)	2.80	2.82	(0.03)	—	(0.03)
Year Ended June 30, 2010	9.62	0.03	(h)	1.22	1.25	(0.05)	—	(0.05)
Year Ended June 30, 2009	13.82	0.08	(h)	(3.34)	(3.26)	(0.10)	(0.84)	(0.94)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	16.51	0.10	(h)	2.47	2.57	(0.21)	—	(0.21)
Year Ended June 30, 2013	14.09	0.17	(h)	2.44	2.61	(0.19)	—	(0.19)
Year Ended June 30, 2012	14.35	0.14	(h)	(0.26)	(0.12)	(0.14)	—	(0.14)
Year Ended June 30, 2011	11.39	0.13	(h)	2.95	3.08	(0.12)	—	(0.12)
Year Ended June 30, 2010	10.09	0.13	(h)	1.28	1.41	(0.11)	—	(0.11)
Year Ended June 30, 2009	14.42	0.17	(h)	(3.48)	(3.31)	(0.18)	(0.84)	(1.02)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)(g)

$18.57	15.43%	$1,622,414	0.42%	0.89%	0.72%	4%
16.25	18.28	1,344,928	0.49	0.89	0.76	15
13.88	(1.03)	1,100,639	0.50	0.72	0.75	6
14.14	26.86	1,089,221	0.50	0.71	0.76	15
11.22	13.67	769,574	0.50	0.81	0.79	15
9.94	(22.41)	573,470	0.50	1.45	0.88	23

18.12	15.12	110,450	0.96	0.27	1.22	4
15.88	17.63	111,593	1.04	0.34	1.26	15
13.58	(1.55)	147,256	1.05	0.16	1.25	6
13.85	26.20	213,785	1.06	0.12	1.26	15
11.00	12.85	232,624	1.10	0.20	1.30	15
9.79	(22.85)	281,372	1.11	0.80	1.37	23

17.79	15.08	194,846	0.96	0.36	1.22	4
15.60	17.69	157,546	1.04	0.34	1.25	15
13.34	(1.57)	125,391	1.05	0.17	1.25	6
13.61	26.11	128,944	1.06	0.15	1.26	15
10.82	12.99	82,981	1.09	0.22	1.29	15
9.62	(22.89)	60,098	1.11	0.80	1.37	23

18.87	15.57	157,507	0.17	1.15	0.47	4
16.51	18.64	123,906	0.24	1.13	0.51	15
14.09	(0.77)	108,189	0.25	0.99	0.50	6
14.35	27.11	123,051	0.25	0.96	0.51	15
11.39	13.87	77,338	0.25	1.08	0.54	15
10.09	(22.20)	55,890	0.25	1.62	0.63	23

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INVESTOR FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Growth & Income Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$14.78	$0.10		$1.67	$1.77	$(0.18)	$—	$(0.18)
Year Ended June 30, 2013	13.17	0.18	(h)	1.64	1.82	(0.21)	—	(0.21)
Year Ended June 30, 2012	13.28	0.17	(h)	(0.10)	0.07	(0.18)	—	(0.18)
Year Ended June 30, 2011	11.05	0.18	(h)	2.23	2.41	(0.18)	—	(0.18)
Year Ended June 30, 2010	9.90	0.20	(h)	1.15	1.35	(0.20)	—	(0.20)
Year Ended June 30, 2009	13.06	0.24		(2.52)	(2.28)	(0.24)	(0.64)	(0.88)

Class B
Six Months Ended December 31, 2013 (Unaudited)	14.72	0.04		1.67	1.71	(0.13)	—	(0.13)
Year Ended June 30, 2013	13.11	0.11	(h)	1.63	1.74	(0.13)	—	(0.13)
Year Ended June 30, 2012	13.22	0.10	(h)	(0.10)	— (i)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.00	0.11	(h)	2.22	2.33	(0.11)	—	(0.11)
Year Ended June 30, 2010	9.85	0.13	(h)	1.15	1.28	(0.13)	—	(0.13)
Year Ended June 30, 2009	13.00	0.18		(2.51)	(2.33)	(0.18)	(0.64)	(0.82)

Class C
Six Months Ended December 31, 2013 (Unaudited)	14.46	0.06		1.63	1.69	(0.14)	—	(0.14)
Year Ended June 30, 2013	12.89	0.10	(h)	1.61	1.71	(0.14)	—	(0.14)
Year Ended June 30, 2012	13.01	0.10	(h)	(0.11)	(0.01)	(0.11)	—	(0.11)
Year Ended June 30, 2011	10.83	0.11	(h)	2.19	2.30	(0.12)	—	(0.12)
Year Ended June 30, 2010	9.71	0.13	(h)	1.12	1.25	(0.13)	—	(0.13)
Year Ended June 30, 2009	12.83	0.17		(2.46)	(2.29)	(0.19)	(0.64)	(0.83)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	14.59	0.11		1.66	1.77	(0.20)	—	(0.20)
Year Ended June 30, 2013	13.00	0.21	(h)	1.63	1.84	(0.25)	—	(0.25)
Year Ended June 30, 2012	13.12	0.20	(h)	(0.11)	0.09	(0.21)	—	(0.21)
Year Ended June 30, 2011	10.92	0.21	(h)	2.20	2.41	(0.21)	—	(0.21)
Year Ended June 30, 2010	9.78	0.22	(h)	1.14	1.36	(0.22)	—	(0.22)
Year Ended June 30, 2009	12.92	0.26		(2.49)	(2.23)	(0.27)	(0.64)	(0.91)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)(g)

$16.37	11.96%	$2,177,509	0.42%	1.28%	0.69%	4%
14.78	13.91	1,812,603	0.49	1.29	0.72	20
13.17	0.60	1,485,151	0.50	1.33	0.71	11
13.28	21.91	1,443,240	0.50	1.45	0.71	9
11.05	13.52	1,008,109	0.50	1.72	0.73	14
9.90	(16.79)	737,763	0.50	2.33	0.79	24

16.30	11.63	119,002	0.96	0.66	1.19	4
14.72	13.35	124,521	1.02	0.77	1.22	20
13.11	0.03	185,106	1.03	0.79	1.22	11
13.22	21.23	270,833	1.04	0.88	1.22	9
11.00	12.92	315,944	1.08	1.13	1.23	14
9.85	(17.30)	376,179	1.09	1.72	1.29	24

16.01	11.67	303,491	0.96	0.79	1.19	4
14.46	13.34	225,157	1.02	0.76	1.21	20
12.89	0.00 (i)	179,336	1.03	0.80	1.21	11
13.01	21.28	186,625	1.04	0.91	1.21	9
10.83	12.87	119,332	1.07	1.16	1.23	14
9.71	(17.28)	79,996	1.09	1.72	1.29	24

16.16	12.11	190,756	0.17	1.53	0.44	4
14.59	14.22	156,714	0.24	1.53	0.47	20
13.00	0.79	127,295	0.25	1.59	0.46	11
13.12	22.19	146,524	0.25	1.69	0.46	9
10.92	13.87	104,501	0.25	1.94	0.48	14
9.78	(16.61)	107,048	0.25	2.57	0.54	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INVESTOR FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Investor Balanced Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Conservative Growth Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Growth Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Growth & Income Fund	Class A, Class B, Class C and Select Class	Diversified

The investment objective of the Investor Balanced Fund is to seek high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The investment objective of the Investor Conservative Growth Fund is to seek income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The investment objective of the Investor Growth Fund is to seek long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The investment objective of the Investor Growth & Income Fund is to seek long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in J.P. Morgan Funds (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investor Balanced Fund
Total Investments in Securities (a)	$4,640,005	$—	$—	$4,640,005

Investor Conservative Growth Fund
Total Investments in Securities (a)	$3,948,077	$—	$—	$3,948,077

30	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2013

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investor Growth Fund
Total Investments in Securities (a)	$2,086,239	$—	$—	$2,086,239

Investor Growth & Income Fund
Total Investments in Securities (a)	$2,791,755	$—	$—	$2,791,755

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2013.

B. Investment Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM” ) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the tables below are distributions of realized capital gains, if any, by the Underlying Funds (amounts in thousands):

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
Investor Balanced Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$11,475	$—	$11,870	$(1,615)	$—	—	$—
JPMorgan Commodities Strategy Fund, Select Class Shares	12,337	11,800	—	—	—	1,801	23,738
JPMorgan Core Bond Fund, Select Class Shares	307,123	62,871	—	1,950	4,893	31,740	364,053
JPMorgan Core Plus Bond Fund, Select Class Shares	420,179	32,101	—	2,966	8,529	54,887	447,881
JPMorgan Credit Opportunities Fund, Select Class Shares	35,554	—	35,340	353	196	—	—
JPMorgan Dynamic Growth Fund, Select Class Shares	52,031	26,700	—	—	—	3,983	97,782
JPMorgan Emerging Economies Fund, Select Class Shares	46,497	35,155	12,000	(1,088)	955	5,526	72,882
JPMorgan Emerging Markets Debt Fund, Select Class Shares	19,824	22,281	19,500	1,116	738	2,866	23,155
JPMorgan Emerging Markets Equity Fund, Select Class Shares	48,121	34,455	14,000	(688)	156	3,117	70,358
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	21,343	20,500	—	—	—	4,367	40,442
JPMorgan Equity Income Fund, Select Class Shares	45,023	18,840	—	1,132	614	5,327	69,517
JPMorgan Floating Rate Income Fund, Select Class Shares	118,385	19,998	—	129	2,885	13,865	140,035
JPMorgan Global Natural Resources Fund, Select Class Shares	8,529	68	—	—	69	1,078	10,269
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	106,533	17,245	—	800	1,444	7,910	141,043
JPMorgan Government Bond Fund, Select Class Shares	87,651	553	34,600	2,221	993	4,761	51,612
JPMorgan High Yield Fund, Select Class Shares	114,141	25,663	—	3,562	3,991	17,389	138,762
JPMorgan Inflation Managed Bond Fund, Select Class Shares	115,072	389	—	157	663	11,091	115,128
JPMorgan International Equity Fund, Select Class Shares	—	48,047	—	—	110	3,155	51,907
JPMorgan International Equity Index Fund, Select Class Shares	53,602	64,655	—	2,027	2,629	6,168	129,641
JPMorgan Intrepid America Fund, Select Class Shares	284,486	24,632	17,400	54	3,132	9,711	337,641
JPMorgan Intrepid Growth Fund, Select Class Shares	139,380	9,649	7,000	56	1,149	4,807	167,760
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	119,507	9,899	12,100	1,020	368	6,044	139,500
JPMorgan Large Cap Growth Fund, Select Class Shares	44,075	7,500	11,600	724	—	1,549	49,222
JPMorgan Large Cap Value Fund, Select Class Shares	157,065	13,373	8,600	6,111	1,047	11,691	179,455
JPMorgan Latin America Fund, Select Class Shares	16,101	13,235	4,000	(691)	235	1,411	24,816
JPMorgan Limited Duration Bond Fund, Select Class Shares	90,860	22,905	—	—	521	11,545	113,953
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	147,292	440,230	356,206	1	28	231,316	231,316
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	150,279	22,885	9,200	14,196	649	13,376	175,628
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	109,449	36,200	—	—	—	14,617	147,631
JPMorgan Research Market Neutral Fund, Select Class Shares	81,333	20,100	—	—	—	6,740	102,644
JPMorgan Short Duration Bond Fund, Select Class Shares	61,220	107	24,300	(138)	217	3,398	36,999
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	72,708	47,756	—	—	1,142	10,155	120,740

DECEMBER 31, 2013	J.P. MORGAN INVESTOR FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
Investor Balanced Fund (continued)
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	$35,500	$14,836	$—	$3,119	$318	3,181	$53,471
JPMorgan U.S. Equity Fund, Select Class Shares	399,419	51,017	15,600	30,663	1,929	33,867	476,843
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	177,727	31,487	2,500	17,061	924	8,054	223,424
JPMorgan Value Advantage Fund, Select Class Shares	46,727	18,893	—	1,769	524	2,607	70,757

Total	$3,756,548			$86,967	$41,048		$4,640,005

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
Investor Conservative Growth Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$10,382	$—	$10,728	$(1,976)	$—	—	$—
JPMorgan Commodities Strategy Fund, Select Class Shares	10,439	10,700	—	—	—	1,578	20,795
JPMorgan Core Bond Fund, Select Class Shares	341,824	131,155	—	2,447	5,983	40,608	465,779
JPMorgan Core Plus Bond Fund, Select Class Shares	492,830	35,076	—	3,499	9,996	64,074	522,845
JPMorgan Credit Opportunities Fund, Select Class Shares	43,802	—	43,536	376	242	—	—
JPMorgan Dynamic Growth Fund, Select Class Shares	10,382	18,500	—	—	—	1,454	35,690
JPMorgan Emerging Economies Fund, Select Class Shares	26,260	14,424	2,500	(159)	524	3,030	39,968
JPMorgan Emerging Markets Debt Fund, Select Class Shares	21,227	10,196	15,500	429	577	1,999	16,148
JPMorgan Emerging Markets Equity Fund, Select Class Shares	27,004	13,987	2,500	(158)	87	1,748	39,454
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	21,554	36,500	—	—	—	6,075	56,253
JPMorgan Equity Income Fund, Select Class Shares	57,765	4,426	—	1,120	658	5,267	68,737
JPMorgan Floating Rate Income Fund, Select Class Shares	135,238	25,596	—	150	3,405	16,107	162,679
JPMorgan Global Natural Resources Fund, Select Class Shares	7,904	63	—	—	63	999	9,517
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	34,623	1,661	—	236	425	2,331	41,560
JPMorgan Government Bond Fund, Select Class Shares	260,347	1,612	106,500	(1,268)	2,931	13,803	149,624
JPMorgan High Yield Fund, Select Class Shares	76,884	26,337	—	2,630	2,858	12,836	102,429
JPMorgan Inflation Managed Bond Fund, Select Class Shares	142,634	482	—	194	822	13,748	142,704
JPMorgan International Equity Fund, Select Class Shares	—	27,026	—	—	62	1,769	29,101
JPMorgan International Equity Index Fund, Select Class Shares	27,846	57,847	—	1,457	1,890	4,434	93,195
JPMorgan Intrepid America Fund, Select Class Shares	244,103	8,522	18,400	2,555	2,522	7,819	271,876
JPMorgan Intrepid Growth Fund, Select Class Shares	104,151	5,302	10,700	1,162	802	3,355	117,087
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	60,619	3,422	9,300	1,451	173	2,838	65,508
JPMorgan Large Cap Value Fund, Select Class Shares	54,322	5,527	8,600	2,738	335	3,719	57,080
JPMorgan Latin America Fund, Select Class Shares	15,447	4,066	1,800	(280)	166	994	17,488
JPMorgan Limited Duration Bond Fund, Select Class Shares	187,313	61,648	—	—	1,122	25,267	249,383
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	202,147	189,822	245,306	1	30	146,663	146,663
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	58,133	9,168	8,700	5,886	235	4,806	63,103
JPMorgan Mid Cap Growth Fund, Select Class Shares	21,694	3,009	5,000	3,059	—	797	22,279
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	103,889	27,700	—	—	—	13,207	133,388
JPMorgan Research Market Neutral Fund, Select Class Shares	92,947	16,800	—	—	—	7,294	111,082

32	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2013

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
Investor Conservative Growth Fund (continued)
JPMorgan Short Duration Bond Fund, Select Class Shares	$165,040	$279	$71,600	$(371)	$578	8,600	$93,658
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	78,333	71,269	—	—	1,386	12,612	149,952
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	34,214	7,894	—	2,627	268	2,679	45,035
JPMorgan U.S. Equity Fund, Select Class Shares	206,904	22,262	19,400	17,723	937	16,399	230,902
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	105,706	15,297	3,000	9,911	529	4,611	127,902
JPMorgan Value Advantage Fund, Select Class Shares	41,153	3,895	—	1,230	364	1,813	49,213

Total	$3,525,060			$56,669	$39,970		$3,948,077

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
Investor Growth Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$5,813	$—	$6,012	$(919)	$—	—	$—
JPMorgan Commodities Strategy Fund, Select Class Shares	5,694	6,000	—	—	—	872	11,493
JPMorgan Core Bond Fund, Select Class Shares	—	11,006	—	54	97	949	10,884
JPMorgan Core Plus Bond Fund, Select Class Shares	13,971	1,608	—	100	289	1,891	15,432
JPMorgan Credit Opportunities Fund, Select Class Shares	6,747	—	6,707	(7)	37	—	—
JPMorgan Dynamic Growth Fund, Select Class Shares	9,236	8,700	—	—	—	866	21,267
JPMorgan Emerging Economies Fund, Select Class Shares	27,016	12,884	5,000	(394)	484	2,803	36,968
JPMorgan Emerging Markets Debt Fund, Select Class Shares	9,155	5,086	7,300	608	251	876	7,077
JPMorgan Emerging Markets Equity Fund, Select Class Shares	28,830	12,483	5,000	(264)	83	1,662	37,503
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	9,795	—	—	—	—	1,032	9,558
JPMorgan Equity Income Fund, Select Class Shares	17,330	10,520	—	487	239	2,293	29,921
JPMorgan Floating Rate Income Fund, Select Class Shares	16,740	3,577	—	19	401	2,033	20,530
JPMorgan Global Natural Resources Fund, Select Class Shares	4,108	33	—	—	33	519	4,946
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	42,522	3,335	—	298	537	2,941	52,437
JPMorgan Government Bond Fund, Select Class Shares	897	5	500	(25)	9	35	383
JPMorgan High Yield Fund, Select Class Shares	17,832	3,057	—	533	595	2,599	20,743
JPMorgan Inflation Managed Bond Fund, Select Class Shares	34,339	116	—	47	198	3,310	34,356
JPMorgan International Equity Fund, Select Class Shares	27,638	22,449	—	—	118	3,385	55,685
JPMorgan International Equity Index Fund, Select Class Shares	38,922	13,510	—	919	1,191	2,796	58,764
JPMorgan Intrepid America Fund, Select Class Shares	224,977	3,400	5,000	820	2,400	7,440	258,692
JPMorgan Intrepid Growth Fund, Select Class Shares	110,338	6,423	2,500	(32)	922	3,859	134,692
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	71,524	532	2,500	813	218	3,579	82,593
JPMorgan Large Cap Growth Fund, Select Class Shares	150,807	2,500	2,900	194	—	5,799	184,305
JPMorgan Large Cap Value Fund, Select Class Shares	210,886	8,155	12,400	7,926	1,334	14,960	229,640
JPMorgan Latin America Fund, Select Class Shares	6,368	3,683	1,200	(196)	83	497	8,748
JPMorgan Limited Duration Bond Fund, Select Class Shares	2,306	504	600	4	10	224	2,213
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	24,719	69,695	75,098	—	3	19,316	19,316
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	111,210	12,064	2,800	10,434	476	9,823	128,981
JPMorgan Mid Cap Growth Fund, Select Class Shares	10,229	2,241	—	1,241	—	492	13,757
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	17,167	1,000	—	—	—	1,826	18,445
JPMorgan Research Market Neutral Fund, Select Class Shares	9,144	—	—	—	—	608	9,260
JPMorgan Small Cap Value Fund, Select Class Shares	56,428	2,636	4,500	2,798	261	2,196	62,225
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	13,423	5,977	—	—	198	1,635	19,444
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	17,723	11,679	—	1,796	183	1,832	30,799

DECEMBER 31, 2013	J.P. MORGAN INVESTOR FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
Investor Growth Fund (continued)
JPMorgan U.S. Equity Fund, Select Class Shares	$272,318	$20,945	$4,500	$21,194	$1,278	22,507	$316,896
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	91,373	8,656	800	8,393	445	3,876	107,525
JPMorgan Value Advantage Fund, Select Class Shares	18,637	10,197	—	769	228	1,133	30,761

Total	$1,736,162			$57,610	$12,601		$2,086,239

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
Investor Growth & Income Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$7,693	$—	$7,966	$(1,248)	$—	—	$—
JPMorgan Commodities Strategy Fund, Select Class Shares	7,117	8,000	—	—	—	1,127	14,847
JPMorgan Core Bond Fund, Select Class Shares	90,521	17,704	—	571	1,434	9,282	106,470
JPMorgan Core Plus Bond Fund, Select Class Shares	158,709	6,342	—	1,093	3,145	20,032	163,463
JPMorgan Credit Opportunities Fund, Select Class Shares	19,957	—	19,837	256	110	—	—
JPMorgan Dynamic Growth Fund, Select Class Shares	18,391	18,900	—	—	—	1,794	44,039
JPMorgan Emerging Economies Fund, Select Class Shares	33,236	21,637	8,500	(963)	637	3,686	48,618
JPMorgan Emerging Markets Debt Fund, Select Class Shares	11,603	4,103	7,300	509	297	1,049	8,478
JPMorgan Emerging Markets Equity Fund, Select Class Shares	33,550	21,107	7,500	(305)	107	2,141	48,328
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	13,586	5,500	—	—	—	2,010	18,612
JPMorgan Equity Income Fund, Select Class Shares	29,045	14,369	—	763	391	3,591	46,868
JPMorgan Floating Rate Income Fund, Select Class Shares	74,201	9,831	—	79	1,781	8,422	85,061
JPMorgan Global Natural Resources Fund, Select Class Shares	5,481	44	—	—	44	693	6,600
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	69,686	6,384	—	493	890	4,876	86,947
JPMorgan High Yield Fund, Select Class Shares	73,801	11,801	—	2,182	2,473	10,651	84,999
JPMorgan Inflation Managed Bond Fund, Select Class Shares	63,977	216	—	87	369	6,167	64,008
JPMorgan International Equity Fund, Select Class Shares	20,236	48,068	—	—	158	4,534	74,587
JPMorgan International Equity Index Fund, Select Class Shares	35,412	28,554	—	1,112	1,442	3,384	71,124
JPMorgan Intrepid America Fund, Select Class Shares	261,676	12,881	6,200	66	2,881	8,934	310,620
JPMorgan Intrepid Growth Fund, Select Class Shares	93,224	6,785	3,000	44	785	3,282	114,549
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	43,623	2,419	4,500	898	130	2,144	49,476
JPMorgan Large Cap Growth Fund, Select Class Shares	125,346	6,000	4,300	33	—	4,897	155,628
JPMorgan Large Cap Value Fund, Select Class Shares	160,651	11,078	4,700	6,063	1,078	12,067	185,228
JPMorgan Latin America Fund, Select Class Shares	6,752	5,595	2,000	(348)	96	573	10,072
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	91,732	161,889	201,196	—	8	52,425	52,425
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	113,977	20,428	3,900	11,080	515	10,626	139,523
JPMorgan Mid Cap Growth Fund, Select Class Shares	12,113	3,559	—	1,559	—	618	17,284
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	73,718	7,300	—	—	—	8,146	82,273
JPMorgan Research Market Neutral Fund, Select Class Shares	54,236	4,700	—	—	—	3,919	59,686
JPMorgan Small Cap Value Fund, Select Class Shares	41,894	4,234	5,000	1,906	197	1,657	46,930
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	47,889	6,113	—	—	595	4,555	54,159

34	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2013

	For the six months ended December 31, 2013
Affiliate	Value at June 30, 2013	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2013	Value at December 31, 2013
Investor Growth & Income Fund (continued)
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	$21,925	$21,275	$—	$2,609	$266	2,661	$44,736
JPMorgan U.S. Equity Fund, Select Class Shares	263,588	32,840	8,901	20,280	1,273	22,393	315,299
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	111,638	18,220	1,000	10,644	576	5,024	139,377
JPMorgan Value Advantage Fund, Select Class Shares	24,168	14,743	—	1,036	307	1,527	41,441

Total	$2,314,352			$60,499	$21,985		$2,791,755

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income and distributions of net realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for distributions from the Investor Conservative Growth Fund, which are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.05% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the first $500 million of the average daily net assets, 0.075% of the average daily net assets between $500 million and $1 billion of such funds and 0.05% of the average daily net assets in excess of $1 billion of such funds. For the six months ended December 31, 2013, the annualized effective rate of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements, was as follows:

Investor Balanced Fund	0.06%
Investor Conservative Growth Fund	0.06
Investor Growth Fund	0.07
Investor Growth & Income Fund	0.07

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

DECEMBER 31, 2013	J.P. MORGAN INVESTOR FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2013, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$1,561	$2
Investor Conservative Growth Fund	776	2
Investor Growth Fund	462	3
Investor Growth & Income Fund	801	5

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% of the Funds’ average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included in Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class
Investor Balanced Fund*	0.39%	1.14%	1.14%	0.14%
Investor Conservative Growth Fund*	0.39	1.14	1.14	0.14
Investor Growth Fund*	0.39	1.14	1.14	0.14
Investor Growth & Income Fund*	0.39	1.14	1.14	0.14

*	Prior to September 1, 2013, the contractual expense limitations for the Funds were 0.50%, 1.25%, 1.25% and 0.25% for Class A, Class B, Class C and Select Class Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2013 and are in place until at least October 31, 2014.

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Funds’ Distributor has agreed to waive the Funds’ fees in the weighted average pro-rata amount of the shareholder servicing fees charged by the Underlying Funds. These waivers will be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fee up to 0.25% of the Funds’ net assets.

In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

36	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2013

For the six months ended December 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Investor Balanced Fund	$20	$326	$3,997	$4,343
Investor Conservative Growth Fund	19	192	2,853	3,064
Investor Growth Fund	48	401	2,060	2,509
Investor Growth & Income Fund	12	356	2,616	2,984

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Investor Balanced Fund	$—	$73	$640	$713
Investor Conservative Growth Fund	6	99	1,060	1,165
Investor Growth Fund	31	68	213	312
Investor Growth & Income Fund	30	61	306	397

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

4. Investment Transactions

During the six months ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$785,795	$239,610
Investor Conservative Growth Fund	681,648	337,764
Investor Growth Fund	214,961	70,219
Investor Growth & Income Fund	400,730	94,604

During the six months ended December 31, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$3,853,276	$801,216	$14,487	$786,729
Investor Conservative Growth Fund	3,500,913	460,832	13,668	447,164
Investor Growth Fund	1,461,287	630,958	6,006	624,952
Investor Growth & Income Fund	2,135,138	664,723	8,106	656,617

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the Funds did not have any post-enactment net capital loss carryforwards.

DECEMBER 31, 2013	J.P. MORGAN INVESTOR FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

At June 30, 2013, the Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
Investor Conservative Growth Fund	$—	$4,347	$3,996	$8,343
Investor Growth Fund	—	—	21,417	21,417
Investor Growth & Income Fund	—	—	8,374	8,374

6. Borrowings

The Funds rely upon an exemptive order granted by the Securities and Exchange Commission (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Dynamic Growth Fund	94%
JPMorgan Multi-Cap Market Neutral Fund	90
JPMorgan Emerging Markets Local Currency Debt Fund	87
JPMorgan Global Natural Resources Fund	85
JPMorgan Large Cap Value Fund	80
JPMorgan U.S. Dynamic Plus Fund	67
JPMorgan Intrepid Growth Fund	66
JPMorgan Latin America Fund	60
JPMorgan Commodities Strategy Fund	59
JPMorgan International Equity Index Fund	59
JPMorgan Intrepid Mid Cap Fund	56
JPMorgan Core Plus Bond Fund	47
JPMorgan Limited Duration Bond Fund	47

38	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2013

% of Net Assets
JPMorgan Intrepid America Fund	44%
JPMorgan Research Market Neutral Fund	38
JPMorgan Market Expansion Enhanced Index Fund	33
JPMorgan Inflation Managed Bond Fund	24
JPMorgan Emerging Economies Fund	20
JPMorgan Global Research Enhanced Index Fund	16
JPMorgan U.S. Equity Fund	14
JPMorgan Government Bond Fund	13
JPMorgan Floating Rate Income Fund	11
JPMorgan Emerging Markets Debt Fund	10

In addition, the Funds each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares. Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

DECEMBER 31, 2013	J.P. MORGAN INVESTOR FUNDS	39

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013 and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Investor Balanced Fund
Class A
Actual	$1,000.00	$1,091.70	$2.21	0.42%
Hypothetical	1,000.00	1,023.09	2.14	0.42
Class B
Actual	1,000.00	1,089.40	5.16	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class C
Actual	1,000.00	1,088.70	5.11	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Select Class
Actual	1,000.00	1,093.70	0.95	0.17
Hypothetical	1,000.00	1,024.30	0.92	0.17

Investor Conservative Growth Fund
Class A
Actual	1,000.00	1,059.60	2.18	0.42
Hypothetical	1,000.00	1,023.09	2.14	0.42
Class B
Actual	1,000.00	1,056.60	5.03	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class C
Actual	1,000.00	1,056.10	5.03	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Select Class
Actual	1,000.00	1,060.60	0.93	0.17
Hypothetical	1,000.00	1,024.30	0.92	0.17

40	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2013

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Investor Growth Fund
Class A
Actual	$1,000.00	$1,154.30	$2.28	0.42%
Hypothetical	1,000.00	1,023.09	2.14	0.42
Class B
Actual	1,000.00	1,151.20	5.21	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96
Class C
Actual	1,000.00	1,150.80	5.20	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96
Select Class
Actual	1,000.00	1,155.70	0.92	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17

Investor Growth & Income Fund
Class A
Actual	1,000.00	1,119.60	2.24	0.42
Hypothetical	1,000.00	1,023.09	2.14	0.42
Class B
Actual	1,000.00	1,116.30	5.12	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96
Class C
Actual	1,000.00	1,116.70	5.12	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96
Select Class
Actual	1,000.00	1,121.10	0.91	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2013	J.P. MORGAN INVESTOR FUNDS	41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the underlying

J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 22, 2013.

As part of their review of the investment advisory arrangements for the J.P. Morgan Funds, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information included the Funds’ and Underlying Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ and the Underlying Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in executive session with counsel to the Trust and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them,

42	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2013

including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds and/or Underlying Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A.

(“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of assets in these Funds and certain other funds-of-funds, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its

DECEMBER 31, 2013	J.P. MORGAN INVESTOR FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Investor Balanced Fund’s performance was in the third, fourth and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable. The Trustees requested, however, that the Fund’s Adviser provide additional attribution analysis to be reviewed by members of the money market and alternative products investment committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Investor Conservative Growth Fund’s performance was in the fourth, fourth and second quintiles for Class A shares and in the third, fourth and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable. The Trustees requested, however, that the Fund’s Adviser provide additional attribution analysis to be reviewed by members of the money market and alternative products investment committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Investor Growth Fund’s performance was in the third, fourth and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 20121, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable. The Trustees requested, however, that the Fund’s Adviser provide additional attribution analysis to be reviewed by members of the money market and alternative products investment committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Investor Growth & Income Fund’s performance was in the second, third and second quintiles for Class A shares and in the second, third and first for Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable. The Trustees requested, however, that the Fund’s Adviser provide additional attribution analysis to be reviewed by members of the money market and alternative products investment committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. Effective September 1, 2013, the Adviser agreed to contractually waive all advisory and administration fee rates for each Fund. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Investor Balanced Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile, and that the actual total expenses for Class A and Select Class shares were in the fifth and third quintiles, respectively, of their Universe Group. After considering the factors identified above, including the fee waivers effective September 1, 2013, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Investor Conservative Growth Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile and that the actual total expenses for Class A and Select Class shares were in the fifth and third quintiles, respectively, of their Universe Group. After considering the factors identified above, including the fee waivers effective September 1, 2013, in light of the information, the Trustees concluded that the advisory fee was reasonable.

44	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2013

The Trustees noted that the Investor Growth Fund’s net advisory fee for Class A and Select Class shares was in the fourth and fifth quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the third quintile, of their Universe Group. After considering the factors identified above, including the fee waivers effective

September 1, 2013, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Investor Growth & Income Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile, and that the actual total expenses for Class A and Select Class shares were in the fifth and fourth quintiles, respectively, of their Universe Group. After considering the factors identified above, including the fee wavers effective September 1, 2013, in light of the information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2013	J.P. MORGAN INVESTOR FUNDS	45

TAX LETTER

(Unaudited)

Foreign Source Income and Foreign Tax Credit Pass Through

The Funds are required to notify shareholders that for the fiscal period ended December 31, 2013, the Funds elected to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign gross income and foreign tax expenses are as follows (amounts in thousands):

	Foreign Gross Income	Foreign Tax Pass Through
Investor Balanced Fund	$3,766	$442
Investor Conservative Growth Fund	2,070	236
Investor Growth Fund	3,105	359
Investor Growth & Income Fund	3,242	382

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record dates. These shareholders should refer to their 2013 Form 1099-DIV for foreign tax paid.

46	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. December 2013.	SAN-INV-1213

Semi-Annual Report

J.P. Morgan Intrepid Funds

December 31, 2013 (Unaudited)

JPMorgan Intrepid Advantage Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 31, 2014 (Unaudited)

Dear Shareholder,

Equity markets in developed economies performed strongly as the pace of the global economy accelerated during the six months ended December 31, 2013. Healthy corporate earnings and steady improvement in a range of economic indicators provided a positive backdrop for investors seeking returns in the low interest rate environment. While political discord in Washington injected volatility into the market, a bipartisan budget agreement at the end of 2013 relieved much of the political uncertainty created by partisan brinkmanship that led to the partial shutdown of the federal government in October. In December, the U.S. Federal Reserve (the “Fed”) responded to marked improvement in employment and other measures of economic growth by announcing it would trim its $85 billion in monthly asset purchases by $10 billion. The news drove U.S. equities to new highs, with the Standard & Poor’s 500 stock index reaching seven closing highs in December, ending the six month period with a 16.31% return.

“While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains.”

Overseas, the European Union returned to positive economic growth during the six month period and by the end of the period, Ireland became the first nation to exit from its European Union bailout program. The Fed’s decision to curb its asset purchases also sent equities higher in Europe, as investors viewed the move as a sign of further economic stability. The euro zone’s composite Purchasing Managers Index ended the period at a three-month high. Amid signs of continued economic expansion, it is notable that the European Central Bank cut its benchmark interest rate to a historical low in November in an attempt to counter a drop in the inflation rate.

In Japan, equity markets posted strong gains, benefitting from Prime Minister Shinzo Abe’s efforts to revive the economy. Low returns on bonds and short-term debt instruments also drove investors into stocks in Japan and Europe.

Emerging market equities were weaker overall as China’s economy showed signs of slower growth and political unrest in

Turkey and Thailand shook investor confidence. The Fed’s decision to taper its asset purchase program also set off speculation that the maturation of the emerging markets credit cycle would push yield-seeking investors to rotate into developed markets.

Taper Talk Pressures Bonds

Fixed-income markets generally remained weak during the six month period, with the Barclays Aggregate Index returning 0.43% for the six month period. U.S. Treasury security yields remained low from a historical perspective but peaked in September after the Fed declined to taper its asset purchases at that time. Globally, emerging market debt continued to struggle as stronger developed market growth trends led to declines in the relatively high yields and strong currencies, causing outflows that led to further weakness. The yield for 10-year U.S. Treasury securities ended December 31, 2013 at 3.04%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.38% and 3.96%, respectively.

We welcome the Fed’s move to curb its Quantitative Easing program as a sign that the U.S. economy’s need for artificial stimulus is waning. While a repeat of the equity performance we experienced during the six month period may be a tall order, we believe stocks in the U.S. and Europe may continue to show gains. In the fixed-income market, persistent weakness has led to attractive valuations in some sectors. The reporting period market swings and intermittent volatility underlined the importance of maintaining a long-term view of your investment portfolio and the benefits derived from diversified holdings.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	1

JPMorgan Intrepid Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

Overall, the U.S. equity market performed strongly during the six months ended December 31, 2013, as a tepid economic recovery continued to gain strength from healthy corporate earnings, along with improvements in employment, housing and consumer sentiment. Volatility marked the start of the second half of the year amid investor uncertainty about the intent of the U.S. Federal Reserve Board (the “Fed”) to taper off its monthly purchases of $85 billion in U.S. Treasuries and mortgage-backed securities. Partisan brinkmanship in Washington added to the uncertainty, leading to a partial shutdown of the federal government in October. However, a bipartisan budget agreement toward the end of the period dispelled some of the political uncertainty, and the Fed followed through by trimming $10 billion from its monthly asset purchases, which sent equities higher. During the six-month period, the U.S. unemployment rate declined from 7.3% in July to 6.7% at year end, with a slight uptick in joblessness in October. Adding to the positive trend were advances in housing prices and auto sales and a rebound in consumer sentiment to a five-month high in December. The Russell 1000 Index returned 16.86% for the six months ended December 31, 2013, while the Russell 3000 Index returned 17.09%.

U.S. large cap growth stocks outperformed U.S. large cap value stocks, as the Russell 1000 Growth Index returned 19.39%, compared with the 14.34% return for the Russell 1000 Value Index. U.S. mid cap stocks slightly underperformed U.S. large cap stocks with a 16.73% return in the Russell Midcap Index.

Intrepid Investment Philosophy and Process

The JPMorgan Intrepid Investment Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting attractively valued stocks that they believe possess strong fundamentals and momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading. Portfolios are constructed with limited sector bets so that stock selection is typically the primary driver of relative performance.

During the reporting period, each of the Funds was managed and positioned in accordance with this investment philosophy and process.

2	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	17.88%
Russell 3000 Index	17.09%

Net Assets as of 12/31/2013 (In Thousands)	$14,978

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Advantage Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 3000 Index for the six months ended December 31, 2013. The Fund’s stock selection in the financials and consumer staples sectors was a leading contributor to relative performance. The Fund’s stock selection in the information technology and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Ameriprise Financial Inc., Tyson Foods Inc. and Gilead Sciences Inc. Shares of Ameriprise, a financial services company, gained from the overall rise in the equity market, strength in the company’s per-share earnings and better-than-expected asset net outflows. Tyson Foods, a processor and marketer of chicken, beef and pork, benefited from lower commodity costs and continued expansion into fast growing markets abroad. Shares of Gilead, a biopharmaceuticals company, rose sharply after the U.S. Food and Drug Administration approved the company’s drug for the treatment of Hepatitis C.

Leading individual detractors from relative performance included the Fund’s overweight positions in Cisco Systems Inc., Gap Inc. and Aecom Technology Corp. Shares of Cisco, a provider of networking products and services, fell on weakness in orders from emerging markets. Shares of Gap, a clothing retailer, fell on worries about pressure on merchandise margins. Shares of Aecom, a provider of professional technical and management support services, struggled on weaker-than-expected earnings and a decline in revenue.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	2.8%
2.	Chevron Corp.	2.7
3.	Microsoft Corp.	2.7
4.	Exxon Mobil Corp.	2.2
5.	Home Depot, Inc. (The)	2.1
6.	Wells Fargo & Co.	2.1
7.	Pfizer, Inc.	2.0
8.	Gilead Sciences, Inc.	1.8
9.	Northrop Grumman Corp.	1.8
10.	ConocoPhillips	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.5%
Information Technology	16.6
Consumer Discretionary	16.5
Health Care	13.9
Industrials	11.1
Energy	9.1
Consumer Staples	6.5
Materials	2.7
Utilities	2.1
Telecommunication Services	2.0
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/19/05
Without Sales Charge		17.71%	35.11%	19.11%	7.31%
With Sales Charge**		11.51	28.03	17.84	6.73
CLASS C SHARES	2/19/05
Without CDSC		17.39	34.45	18.52	6.83
With CDSC***		16.39	33.45	18.52	6.83
SELECT CLASS SHARES	2/28/03	17.88	35.47	19.42	7.54

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Advantage Fund, the Russell 3000 Index, and the Lipper Multi-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	17.00%
Russell 1000 Index	16.86%

Net Assets as of 12/31/2013 (In Thousands)	$2,653,743

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the consumer staples and industrials sectors was the leading contributor to relative performance, while stock selection in the information technology and consumer discretionary sectors was the leading detractor from relative performance.

Individual contributors to relative performance included the Fund’s positions in Yahoo Inc., NuSkin Enterprises Inc. and Ingersoll-Rand PLC. Shares of Yahoo, an Internet search and content provider, gained from investor confidence in its strategic direction under Chief Executive Marissa Mayer, as well as from its acquisition of social networking site Tumblr and its 24% stake in Chinese e-commerce company Alibaba. Shares of Nu Skin, a maker of nutritional supplements, rose on an improved sales outlook for its anti-aging products in China. Shares of Ingersoll-Rand, a maker of heating, ventilation and air conditioning systems and security systems, rose on improvements to the commercial and residential construction segments of the economy.

Individual detractors from relative performance included Apple Inc., Vertex Pharmaceuticals Inc. and Anadarko Petroleum Corp. Shares of Apple, a maker of personal computers, mobile devices and software, performed well during the period, but the Fund had no position in the stock, which detracted from relative performance. Shares of Vertex, a drug maker focused on small molecule compounds, sank after the company posted a loss for the third quarter of 2013 and cut its revenue forecast. Shares of Anadarko, an independent oil and natural gas exploration and production company, underperformed on worries that it may be forced to pay up to $14.2 billion in legal and environmental liabilities related to its 2006 acquisition of Kerr-McGee.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	3.1%
2.	Pfizer, Inc.	2.6
3.	Chevron Corp.	2.5
4.	Wells Fargo & Co.	2.2
5.	Boeing Co. (The)	2.1
6.	Oracle Corp.	1.9
7.	Visa, Inc., Class A	1.9
8.	Amgen, Inc.	1.8
9.	Hewlett-Packard Co.	1.8
10.	Viacom, Inc., Class B	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.8%
Financials	14.1
Health Care	13.2
Consumer Discretionary	12.9
Industrials	11.7
Energy	9.6
Consumer Staples	9.2
Materials	4.1
Utilities	2.7
Telecommunication Services	2.1
Short-Term Investment	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/19/05
Without Sales Charge		16.87%	34.19%	18.10%	7.48%
With Sales Charge**		10.73	27.13	16.83	6.90
CLASS C SHARES	2/19/05
Without CDSC		16.58	33.54	17.52	7.00
With CDSC***		15.58	32.54	17.52	7.00
CLASS R2 SHARES	11/3/08	16.73	33.88	17.81	7.34
CLASS R5 SHARES	5/15/06	17.14	34.79	18.63	7.88
SELECT CLASS SHARES	2/28/03	17.00	34.54	18.39	7.71

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from February 19, 2005 to November 2, 2008 and the performance of Select Class Shares prior to February 19, 2005. During these periods, the actual returns for Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	19.06%
Russell 1000 Growth Index	19.39%

Net Assets as of 12/31/2013 (In Thousands)	$807,927

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the information technology sector and the energy sector was the leading detractor from relative performance, while stock selection in the industrials and consumer staples sectors was the main contributor to relative performance.

Leading individual detractors from relative performance included Apple Inc., Facebook Inc. and Vertex Pharmaceuticals Inc. Shares of Apple, a maker of personal computers, mobile devices and software, made a positive contribution to the Fund’s absolute performance, but the Fund’s underweight position in the stock detracted from relative performance. Shares of Facebook, a social media technology company, rose during the reporting period and the Fund’s lack of a position in the stock hurt relative performance. Shares of Vertex, a drug maker focused on small molecule compounds, sank after the company posted a loss for the third quarter of 2013 and cut its revenue forecast.

Leading individual contributors to relative performance included Fund positions in Yahoo Inc. and Gilead Sciences Inc. and its underweight position in IBM Corp. Shares of Yahoo, an Internet search and content provider, gained from investor confidence in its strategic direction under Chief Executive Marissa Mayer, as well as from its acquisition of social networking site Tumblr and its 24% stake in Chinese e-commerce company Alibaba. Shares of Gilead Sciences, a biotechnology company, rose on U.S. Food and Drug Administration approval for its drug for hepatitis C. Shares of IBM were among the worst performers during the period and the Fund’s underweight position relative to the Benchmark helped performance.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.6%
2.	Oracle Corp.	2.9
3.	Home Depot, Inc. (The)	2.7
4.	Boeing Co. (The)	2.6
5.	Gilead Sciences, Inc.	2.4
6.	Visa, Inc., Class A	2.3
7.	Amgen, Inc.	2.2
8.	priceline.com, Inc.	2.0
9.	Google, Inc., Class A	2.0
10.	Viacom, Inc., Class B	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.0%
Consumer Discretionary	17.6
Health Care	12.3
Industrials	12.2
Consumer Staples	11.4
Financials	4.7
Energy	4.7
Materials	4.1
Telecommunication Services	1.6
Utilities	0.4
Short-Term Investment	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/19/05
Without Sales Charge		18.88%	33.93%	19.30%	7.84%
With Sales Charge**		12.63	26.92	18.02	7.25
CLASS C SHARES	2/19/05
Without CDSC		18.58	33.27	18.70	7.35
With CDSC***		17.58	32.27	18.70	7.35
CLASS R2 SHARES	11/3/08	18.75	33.63	18.99	7.70
CLASS R5 SHARES	5/15/06	19.14	34.50	19.83	8.23
SELECT CLASS SHARES	2/28/03	19.06	34.30	19.61	8.07

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from February 19, 2005 to November 2, 2008 and the performance of Select Class Shares prior to February 19, 2005 . During these periods, the actual returns for Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	19.40%
Russell Midcap Index	16.73%

Net Assets as of 12/31/2013 (In Thousands)	$597,806

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2013. The Fund’s stock selection in the energy sector and the consumer cyclicals sector was the leading contributor to relative performance. The Fund’s stock selection in the pharmaceutical sector and the retail sector was the primary detractor.

Leading individual contributors to relative performance included Towers Watson & Co., Huntington Ingalls Industries Inc. and Manpower Inc. Shares of Towers Watson, a provider of executive recruiting and benefits management, rose on improved earnings and revenue growth through acquisitions. Shares of Huntington Ingalls, a manufacturer of warships and submarines, surpassed earnings expectations on the back of strength at its Ingalls Shipbuilding and Newport New Shipbuilding operations. Shares of Manpower, a temporary staffing company, rose on strong earnings as staffing demands from U.S. employers reached a four-year high.

Leading individual detractors from relative performance included PulteGroup Inc., Aecom Technology Corp. and Gap Inc. Shares of Pulte, a homebuilder, retreated on expectations that rising mortgage rates will hurt home sales. Shares of Aecom, a provider of professional technical and management support services, fell on weaker-than-expected earnings and a decline in revenue. Shares of Gap, a clothing retailer, fell on worries about pressure on merchandise margins.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Macy’s, Inc.	2.3%
2.	Bunge Ltd.	2.2
3.	Towers Watson & Co., Class A	2.1
4.	Western Digital Corp.	2.0
5.	Best Buy Co., Inc.	2.0
6.	Discover Financial Services	1.6
7.	AmerisourceBergen Corp.	1.6
8.	AECOM Technology Corp.	1.5
9.	Lorillard, Inc.	1.5
10.	CA, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.7%
Industrials	17.0
Information Technology	16.7
Consumer Discretionary	11.5
Health Care	11.1
Consumer Staples	6.7
Energy	6.2
Utilities	5.2
Materials	4.7
Telecommunication Services	1.7
U.S. Treasury Obligation	0.1
Short-Term Investment	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		19.27%	40.02%	20.77%	9.28%
With Sales Charge**		13.02	32.67	19.48	8.69
CLASS B SHARES	9/23/96
Without CDSC		18.88	39.18	19.99	8.71
With CDSC***		13.88	34.18	19.79	8.71
CLASS C SHARES	3/22/99
Without CDSC		18.86	39.17	19.99	8.58
With CDSC****		17.86	38.17	19.99	8.58
SELECT CLASS SHARES	6/1/91	19.40	40.34	21.09	9.55

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	16.88%
Russell 1000 Value Index	14.34%

Net Assets as of 12/31/2013 (In Thousands)	$1,376,182

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index for the six months ended December 31, 2013. The Fund’s stock selection in the financials and consumer staples sectors was the primary contributor to relative performance. The Fund’s stock selection in the consumer discretionary and materials sectors was the main detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s position in Nu Skin Enterprises Inc., and its overweight positions in Ingersoll-Rand PLC and Ameriprise Financial Inc. Shares of Nu Skin, a maker of nutritional supplements, rose on an improved sales outlook for its anti-aging products in China. Shares of Ingersoll-Rand, a maker of heating, ventilation and air conditioning systems and security systems, rose on improvements to the commercial and residential construction segments of the economy. Shares of Ameriprise, a financial services company, gained from the overall rise in the equity market, strength in the company’s per-share earnings and better-than-expected asset net outflows.

Leading individual detractors from relative performance included the Fund’s positions in Apple, Inc., General Electric Co. and Ventas Inc. Shares of Apple, a maker of personal computers, mobile devices and software, performed well during the period, but the Fund did not have a position in the stock, which detracted from relative performance. Shares of General Electric, a technology and financial services company, made a positive contribution to the Fund’s absolute performance but the Fund’s underweight position in the stock detracted from relative performance. Shares of Ventas, a real estate investment trust that primarily operates in the health care sector, underperformed, as did the broader REIT sector on worries about rising interest rates.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	4.3%
2.	Pfizer, Inc.	3.5
3.	Wells Fargo & Co.	3.3
4.	Chevron Corp.	2.9
5.	Citigroup, Inc.	2.7
6.	Bank of America Corp.	2.4
7.	ConocoPhillips	2.2
8.	Hewlett-Packard Co.	2.0
9.	Phillips 66	2.0
10.	AT&T, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.7%
Energy	14.4
Health Care	13.2
Industrials	9.9
Information Technology	8.9
Consumer Discretionary	6.8
Consumer Staples	5.8
Utilities	5.2
Materials	3.4
Telecommunication Services	2.2
Short-Term Investment	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2013. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/19/05
Without Sales Charge		16.83%	35.22%	17.21%	8.28%
With Sales Charge**		10.69	28.14	15.96	7.70
CLASS C SHARES	2/19/05
Without CDSC		16.52	34.53	16.62	7.80
With CDSC***		15.52	33.53	16.62	7.80
CLASS R2 SHARES	11/3/08	16.66	34.83	16.91	8.14
CLASS R5 SHARES	5/15/06	17.02	35.68	17.66	8.65
CLASS R6 SHARES	11/30/10	17.05	35.74	17.69	8.66
SELECT CLASS SHARES	2/28/03	16.88	35.42	17.42	8.48

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/03 TO 12/31/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from February 19, 2005 to November 2, 2008 and the performance of Select Class Shares prior to February 19, 2005. During these periods, the actual returns for Class R2 Shares would have been lower than the returns shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from May 15, 2006 to November 29, 2010 and the performance of Select Class Shares prior to May 15, 2006. During these periods, the actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000

Value Index, and the Lipper Large-Cap Value Funds Index from December 31, 2003 to December 31, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 91.7%
		Consumer Discretionary — 15.4%
		Auto Components — 0.8%
2		Delphi Automotive plc, (United Kingdom)	122

		Automobiles — 2.3%
8		Ford Motor Co.	121
5		General Motors Co. (a)	218

			339

		Hotels, Restaurants & Leisure — 1.1%
2		Six Flags Entertainment Corp.	85
—	(h)	Wynn Resorts Ltd.	87

			172

		Household Durables — 1.0%
7		PulteGroup, Inc.	145

		Internet & Catalog Retail — 1.1%
2		TripAdvisor, Inc. (a)	161

		Media — 4.3%
4		Comcast Corp., Class A	220
3		Time Warner, Inc.	213
2		Viacom, Inc., Class B	207

			640

		Multiline Retail — 0.4%
1		Kohl’s Corp.	70

		Specialty Retail — 4.4%
6		Best Buy Co., Inc.	235
4		Home Depot, Inc. (The)	301
1		Lowe’s Cos., Inc.	58
4		Staples, Inc.	70

			664

		Total Consumer Discretionary	2,313

		Consumer Staples — 6.1%
		Beverages — 1.0%
1		Constellation Brands, Inc., Class A (a)	89
1		Molson Coors Brewing Co., Class B	62

			151

		Food & Staples Retailing — 0.7%
2		Walgreen Co.	111

		Food Products — 3.4%
2		Ingredion, Inc.	131
3		Mead Johnson Nutrition Co.	216
5		Tyson Foods, Inc., Class A	159

			506

SHARES		SECURITY DESCRIPTION	VALUE($)

		Household Products — 0.5%
1		Energizer Holdings, Inc.	73

		Personal Products — 0.5%
1		Herbalife Ltd., (Cayman Islands)	67

		Total Consumer Staples	908

		Energy — 8.5%
		Oil, Gas & Consumable Fuels — 8.5%
1		Anadarko Petroleum Corp.	67
3		Chevron Corp.	375
4		ConocoPhillips	247
3		Exxon Mobil Corp.	301
2		Marathon Oil Corp.	70
1		Occidental Petroleum Corp.	117
1		Phillips 66	95

		Total Energy	1,272

		Financials — 16.4%
		Capital Markets — 2.7%
2		Ameriprise Financial, Inc.	224
—	(h)	Goldman Sachs Group, Inc. (The)	67
4		Morgan Stanley	110

			401

		Commercial Banks — 3.4%
5		Fifth Third Bancorp	112
8		KeyCorp	103
7		Wells Fargo & Co.	297

			512

		Consumer Finance — 2.5%
2		Capital One Financial Corp.	165
3		Discover Financial Services	159
1		Nelnet, Inc., Class A	55

			379

		Diversified Financial Services — 2.8%
12		Bank of America Corp.	190
4		Citigroup, Inc.	230

			420

		Insurance — 3.3%
2		American International Group, Inc.	83
4		CNO Financial Group, Inc.	71
4		Hartford Financial Services Group, Inc.	146
2		Prudential Financial, Inc.	187

			487

		Real Estate Investment Trusts (REITs) — 0.9%
6		RLJ Lodging Trust	139

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Thrifts & Mortgage Finance — 0.8%
2	Ocwen Financial Corp. (a)	123

	Total Financials	2,461

	Health Care — 13.0%
	Biotechnology — 3.9%
1	Amgen, Inc.	131
3	Gilead Sciences, Inc. (a)	258
2	Quintiles Transnational Holdings, Inc. (a)	81
1	Vertex Pharmaceuticals, Inc. (a)	106

		576

	Health Care Equipment & Supplies — 3.7%
2	Abbott Laboratories	66
8	Boston Scientific Corp. (a)	97
2	CareFusion Corp. (a)	93
1	Covidien plc, (Ireland)	78
2	Medtronic, Inc.	99
2	Stryker Corp.	126

		559

	Health Care Providers & Services — 3.5%
1	AmerisourceBergen Corp.	72
3	Cigna Corp.	232
1	McKesson Corp.	152
1	WellPoint, Inc.	69

		525

	Pharmaceuticals — 1.9%
9	Pfizer, Inc.	284

	Total Health Care	1,944

	Industrials — 10.4%
	Aerospace & Defense — 2.9%
1	Boeing Co. (The)	126
1	Honeywell International, Inc.	53
2	Northrop Grumman Corp.	249

		428

	Airlines — 1.1%
3	Delta Air Lines, Inc.	71
4	Southwest Airlines Co.	68
1	United Continental Holdings, Inc. (a)	33

		172

	Building Products — 0.2%
1	Allegion plc, (Ireland) (a)	31

	Construction & Engineering — 2.3%
3	AECOM Technology Corp. (a)	95
2	Chicago Bridge & Iron Co. N.V., (Netherlands)	194

SHARES		SECURITY DESCRIPTION	VALUE($)

		Construction & Engineering — Continued
1		Fluor Corp.	62

			351

		Machinery — 3.2%
1		Crane Co.	67
2		Ingersoll-Rand plc, (Ireland)	131
1		Parker Hannifin Corp.	154
3		Terex Corp.	123

			475

		Professional Services — 0.7%
1		Towers Watson & Co., Class A	99

		Total Industrials	1,556

		Information Technology — 15.5%
		Communications Equipment — 2.8%
10		Cisco Systems, Inc.	226
1		Harris Corp.	51
2		QUALCOMM, Inc.	139

			416

		Computers & Peripherals — 4.6%
1		Apple, Inc.	387
8		Hewlett-Packard Co.	217
1		SanDisk Corp.	78

			682

		Internet Software & Services — 1.6%
—	(h)	Google, Inc., Class A (a)	126
3		Yahoo!, Inc. (a)	108

			234

		IT Services — 0.1%
1		CSG Systems International, Inc.	21

		Semiconductors & Semiconductor Equipment — 1.9%
2		Broadcom Corp., Class A	68
1		Freescale Semiconductor Ltd. (a)	19
2		KLA-Tencor Corp.	131
1		Lam Research Corp. (a)	73

			291

		Software — 4.5%
10		Microsoft Corp.	374
3		Oracle Corp.	118
4		Rovi Corp. (a)	75
5		Symantec Corp.	111

			678

		Total Information Technology	2,322

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Materials — 2.5%
	Chemicals — 1.4%
2	Axiall Corp.	115
2	E.I. du Pont de Nemours & Co.	104

		219

	Containers & Packaging — 0.6%
2	Crown Holdings, Inc. (a)	85

	Paper & Forest Products — 0.5%
4	Louisiana-Pacific Corp. (a)	78

	Total Materials	382

	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.9%
4	AT&T, Inc.	133
5	CenturyLink, Inc.	150

	Total Telecommunication Services	283

	Utilities — 2.0%
	Electric Utilities — 0.3%
1	Pinnacle West Capital Corp.	45

	Gas Utilities — 0.7%
3	UGI Corp.	104

	Independent Power Producers & Energy Traders — 0.7%
7	AES Corp.	101

	Water Utilities — 0.3%
1	American Water Works Co., Inc.	49

	Total Utilities	299

	Total Common Stocks (Cost $9,952)	13,740

Short-Term Investment — 1.9%
	Investment Company — 1.9%
278	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $278)	278

	Total Investments — 93.6% (Cost $10,230)	14,018
	Other Assets in Excess of Liabilities — 6.4%	960

	NET ASSETS — 100.0%	$14,978

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.3%
	Consumer Discretionary — 12.9%
	Automobiles — 0.8%
1,381	Ford Motor Co.	21,306

	Diversified Consumer Services — 0.8%
385	H&R Block, Inc.	11,169
517	Service Corp. International	9,377

		20,546

	Hotels, Restaurants & Leisure — 1.0%
214	Dunkin’ Brands Group, Inc.	10,315
515	MGM Resorts International (a)	12,110
41	Wyndham Worldwide Corp.	3,007

		25,432

	Household Durables — 1.3%
211	Jarden Corp. (a)	12,942
452	PulteGroup, Inc.	9,205
75	Whirlpool Corp.	11,686

		33,833

	Media — 3.7%
290	Comcast Corp., Class A	15,070
16	Graham Holdings Co., Class B (a)	10,414
159	Time Warner Cable, Inc.	21,544
66	Time Warner, Inc.	4,629
540	Viacom, Inc., Class B	47,199

		98,856

	Multiline Retail — 1.0%
515	Macy’s, Inc.	27,490

	Specialty Retail — 3.9%
579	Best Buy Co., Inc.	23,086
210	GameStop Corp., Class A	10,340
528	Home Depot, Inc. (The)	43,443
370	Lowe’s Cos., Inc.	18,319
575	Staples, Inc.	9,130

		104,318

	Textiles, Apparel & Luxury Goods — 0.4%
148	Hanesbrands, Inc.	10,407

	Total Consumer Discretionary	342,188

	Consumer Staples — 9.1%
	Beverages — 0.4%
184	Molson Coors Brewing Co., Class B	10,309

	Food & Staples Retailing — 2.4%
668	Kroger Co. (The)	26,418
660	Walgreen Co.	37,887

		64,305

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 3.1%
1,048	Archer-Daniels-Midland Co.	45,470
202	General Mills, Inc.	10,077
88	Ingredion, Inc.	6,045
587	Pilgrim’s Pride Corp. (a)	9,534
313	Tyson Foods, Inc., Class A	10,470

		81,596

	Household Products — 0.9%
94	Energizer Holdings, Inc.	10,142
99	Kimberly-Clark Corp.	10,373
67	Spectrum Brands Holdings, Inc.	4,704

		25,219

	Personal Products — 0.9%
152	Herbalife Ltd., (Cayman Islands)	11,978
87	Nu Skin Enterprises, Inc., Class A	11,984

		23,962

	Tobacco — 1.4%
489	Altria Group, Inc.	18,773
379	Lorillard, Inc.	19,192

		37,965

	Total Consumer Staples	243,356

	Energy — 9.6%
	Energy Equipment & Services — 1.1%
220	Baker Hughes, Inc.	12,152
259	Halliburton Co.	13,144
53	Schlumberger Ltd.	4,803

		30,099

	Oil, Gas & Consumable Fuels — 8.5%
449	Anadarko Petroleum Corp.	35,630
536	Chevron Corp.	66,989
621	ConocoPhillips	43,895
114	Devon Energy Corp.	7,041
233	Marathon Petroleum Corp.	21,410
510	Phillips 66	39,352
168	Tesoro Corp.	9,828

		224,145

	Total Energy	254,244

	Financials — 14.1%
	Capital Markets — 1.8%
122	Ameriprise Financial, Inc.	14,071
145	Goldman Sachs Group, Inc. (The)	25,617
224	Morgan Stanley	7,015

		46,703

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — 2.2%
1,258	Wells Fargo & Co.	57,116

	Consumer Finance — 1.6%
781	Discover Financial Services	43,708

	Diversified Financial Services — 1.7%
850	Citigroup, Inc.	44,274

	Insurance — 4.1%
681	Allstate Corp. (The)	37,120
175	Aspen Insurance Holdings Ltd., (Bermuda)	7,229
602	CNO Financial Group, Inc.	10,646
76	Everest Re Group Ltd., (Bermuda)	11,799
241	Lincoln National Corp.	12,441
103	RenaissanceRe Holdings Ltd., (Bermuda)	10,016
214	Travelers Cos., Inc. (The)	19,330

		108,581

	Real Estate Investment Trusts (REITs) — 2.1%
225	American Tower Corp.	17,936
225	Extra Space Storage, Inc.	9,458
236	GEO Group, Inc. (The)	7,610
114	Hospitality Properties Trust	3,084
400	RLJ Lodging Trust	9,728
161	Ventas, Inc.	9,205

		57,021

	Real Estate Management & Development — 0.2%
41	Howard Hughes Corp. (The) (a)	4,960

	Thrifts & Mortgage Finance — 0.4%
30	Nationstar Mortgage Holdings, Inc. (a)	1,094
185	Ocwen Financial Corp. (a)	10,258

		11,352

	Total Financials	373,715

	Health Care — 13.2%
	Biotechnology — 4.2%
415	Amgen, Inc.	47,388
325	Gilead Sciences, Inc. (a)	24,386
55	United Therapeutics Corp. (a)	6,208
450	Vertex Pharmaceuticals, Inc. (a)	33,428

		111,410

	Health Care Equipment & Supplies — 1.3%
267	CareFusion Corp. (a)	10,612
411	Medtronic, Inc.	23,564

		34,176

	Health Care Providers & Services — 4.7%
163	AmerisourceBergen Corp.	11,468

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
157	Cigna Corp.	13,734
281	McKesson Corp.	45,321
181	Omnicare, Inc.	10,925
459	WellPoint, Inc.	42,426

		123,874

	Pharmaceuticals — 3.0%
180	Endo Health Solutions, Inc. (a)	12,109
2,219	Pfizer, Inc.	67,966

		80,075

	Total Health Care	349,535

	Industrials — 11.7%
	Aerospace & Defense — 4.6%
413	Boeing Co. (The)	56,370
194	Honeywell International, Inc.	17,726
409	Northrop Grumman Corp.	46,864

		120,960

	Air Freight & Logistics — 0.1%
19	United Parcel Service, Inc., Class B	1,955

	Airlines — 2.3%
139	Alaska Air Group, Inc.	10,169
1,442	Delta Air Lines, Inc.	39,598
664	Southwest Airlines Co.	12,517

		62,284

	Building Products — 0.1%
58	Allegion plc, (Ireland) (a)	2,541

	Commercial Services & Supplies — 0.8%
455	Pitney Bowes, Inc.	10,599
541	R.R. Donnelley & Sons Co.	10,974

		21,573

	Construction & Engineering — 0.7%
368	AECOM Technology Corp. (a)	10,836
171	EMCOR Group, Inc.	7,257

		18,093

	Electrical Equipment — 0.1%
22	Roper Industries, Inc.	3,093

	Industrial Conglomerates — 0.5%
165	Danaher Corp.	12,715

	Machinery — 2.2%
143	IDEX Corp.	10,523
647	Ingersoll-Rand plc, (Ireland)	39,880
74	Parker Hannifin Corp.	9,481

		59,884

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Professional Services — 0.3%
60	Dun & Bradstreet Corp. (The)	7,365

	Total Industrials	310,463

	Information Technology — 19.8%
	Communications Equipment — 1.2%
602	Brocade Communications Systems, Inc. (a)	5,335
1,024	Cisco Systems, Inc.	22,989
74	Ubiquiti Networks, Inc. (a)	3,415

		31,739

	Computers & Peripherals — 4.6%
1,689	Hewlett-Packard Co.	47,247
281	Lexmark International, Inc., Class A	9,978
150	SanDisk Corp.	10,602
203	Seagate Technology plc, (Ireland)	11,378
513	Western Digital Corp.	43,049

		122,254

	Electronic Equipment, Instruments & Components — 0.1%
252	Vishay Intertechnology, Inc. (a)	3,342

	Internet Software & Services — 1.9%
45	Twitter, Inc. (a)	2,890
45	VeriSign, Inc. (a)	2,696
1,108	Yahoo!, Inc. (a)	44,819

		50,405

	IT Services — 3.2%
238	Amdocs Ltd.	9,803
204	Computer Sciences Corp.	11,422
16	MasterCard, Inc., Class A	13,701
221	Visa, Inc., Class A	49,212

		84,138

	Semiconductors & Semiconductor Equipment — 1.9%
209	Broadcom Corp., Class A	6,182
166	KLA-Tencor Corp.	10,687
355	Lam Research Corp. (a)	19,302
768	Marvell Technology Group Ltd., (Bermuda)	11,050
81	Xilinx, Inc.	3,706

		50,927

	Software — 6.9%
648	Activision Blizzard, Inc.	11,549
2,207	Microsoft Corp.	82,589
1,341	Oracle Corp.	51,310
527	Rovi Corp. (a)	10,379
1,115	Symantec Corp.	26,300

		182,127

	Total Information Technology	524,932

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 4.1%
	Chemicals — 3.3%
536	LyondellBasell Industries N.V., Class A	42,998
241	PPG Industries, Inc.	45,753

		88,751

	Containers & Packaging — 0.5%
39	Greif, Inc., Class A	2,023
315	Sealed Air Corp.	10,733

		12,756

	Paper & Forest Products — 0.3%
159	International Paper Co.	7,791

	Total Materials	109,298

	Telecommunication Services — 2.1%
	Diversified Telecommunication Services — 2.1%
759	AT&T, Inc.	26,683
204	CenturyLink, Inc.	6,482
467	Verizon Communications, Inc.	22,944

	Total Telecommunication Services	56,109

	Utilities — 2.7%
	Electric Utilities — 1.6%
756	American Electric Power Co., Inc.	35,328
153	Pinnacle West Capital Corp.	8,118

		43,446

	Gas Utilities — 0.4%
267	UGI Corp.	11,061

	Independent Power Producers & Energy Traders — 0.7%
781	AES Corp.	11,337
296	Calpine Corp. (a)	5,773

		17,110

	Total Utilities	71,617

	Total Common Stocks (Cost $1,947,790)	2,635,457

Short-Term Investment — 0.6%
	Investment Company — 0.6%
16,587	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $16,587)	16,587

	Total Investments — 99.9% (Cost $1,964,377)	2,652,044
	Other Assets in Excess of Liabilities — 0.1%	1,699

	NET ASSETS — 100.0%	$2,653,743

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
143	E-mini S&P 500	03/21/14	$13,164	$316

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.7%
	Consumer Discretionary — 17.9%
	Auto Components — 0.5%
70	Delphi Automotive plc, (United Kingdom)	4,179

	Diversified Consumer Services — 0.7%
103	H&R Block, Inc.	2,979
145	Service Corp. International	2,620

		5,599

	Hotels, Restaurants & Leisure — 2.3%
46	Bally Technologies, Inc. (a)	3,640
77	Dunkin’ Brands Group, Inc.	3,692
41	Hyatt Hotels Corp., Class A (a)	2,013
44	Wyndham Worldwide Corp.	3,213
29	Wynn Resorts Ltd.	5,710

		18,268

	Household Durables — 1.3%
9	Harman International Industries, Inc.	769
62	Jarden Corp. (a)	3,828
136	PulteGroup, Inc.	2,764
18	Whirlpool Corp.	2,777

		10,138

	Internet & Catalog Retail — 2.0%
14	priceline.com, Inc. (a)	16,390

	Leisure Equipment & Products — 0.1%
14	Mattel, Inc.	680

	Media — 4.8%
187	Comcast Corp., Class A	9,718
118	DIRECTV (a)	8,153
5	Graham Holdings Co., Class B (a)	3,250
14	Time Warner Cable, Inc.	1,883
182	Viacom, Inc., Class B	15,922

		38,926

	Multiline Retail — 1.2%
189	Macy’s, Inc.	10,077

	Specialty Retail — 4.6%
176	Best Buy Co., Inc.	7,023
51	GameStop Corp., Class A	2,512
265	Home Depot, Inc. (The)	21,845
62	Lowe’s Cos., Inc.	3,067
176	Staples, Inc.	2,798

		37,245

	Textiles, Apparel & Luxury Goods — 0.4%
48	Hanesbrands, Inc.	3,352

	Total Consumer Discretionary	144,854

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 11.7%
	Beverages — 3.1%
275	Coca-Cola Co. (The)	11,369
57	Molson Coors Brewing Co., Class B	3,184
126	PepsiCo, Inc.	10,450

		25,003

	Food & Staples Retailing — 2.8%
276	Kroger Co. (The)	10,914
204	Walgreen Co.	11,707

		22,621

	Food Products — 2.8%
174	Archer-Daniels-Midland Co.	7,530
101	General Mills, Inc.	5,041
49	Mead Johnson Nutrition Co.	4,113
155	Pilgrim’s Pride Corp. (a)	2,520
97	Tyson Foods, Inc., Class A	3,249

		22,453

	Household Products — 0.4%
29	Energizer Holdings, Inc.	3,117

	Personal Products — 0.9%
46	Herbalife Ltd., (Cayman Islands)	3,597
25	Nu Skin Enterprises, Inc., Class A	3,455

		7,052

	Tobacco — 1.7%
361	Altria Group, Inc.	13,847

	Total Consumer Staples	94,093

	Energy — 4.7%
	Energy Equipment & Services — 0.2%
17	Schlumberger Ltd.	1,487

	Oil, Gas & Consumable Fuels — 4.5%
121	Anadarko Petroleum Corp.	9,622
13	Chevron Corp.	1,658
54	ConocoPhillips	3,815
90	Devon Energy Corp.	5,574
27	Marathon Petroleum Corp.	2,458
138	Phillips 66	10,613
52	Tesoro Corp.	3,042

		36,782

	Total Energy	38,269

	Financials — 4.8%
	Capital Markets — 0.2%
40	Morgan Stanley	1,257

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Consumer Finance — 1.6%
228	Discover Financial Services	12,729
15	SLM Corp.	389

		13,118

	Insurance — 0.6%
13	Assurant, Inc.	836
24	Prudential Financial, Inc.	2,186
8	RenaissanceRe Holdings Ltd., (Bermuda)	740
29	Validus Holdings Ltd., (Bermuda)	1,180

		4,942

	Real Estate Investment Trusts (REITs) — 2.0%
142	American Tower Corp.	11,318
72	Extra Space Storage, Inc.	3,042
35	Ventas, Inc.	1,982

		16,342

	Thrifts & Mortgage Finance — 0.4%
53	Ocwen Financial Corp. (a)	2,950

	Total Financials	38,609

	Health Care — 12.5%
	Biotechnology — 6.4%
158	Amgen, Inc.	18,072
262	Gilead Sciences, Inc. (a)	19,659
34	Pharmacyclics, Inc. (a)	3,544
9	United Therapeutics Corp. (a)	972
130	Vertex Pharmaceuticals, Inc. (a)	9,644

		51,891

	Health Care Equipment & Supplies — 0.6%
85	CareFusion Corp. (a)	3,389
30	Medtronic, Inc.	1,733

		5,122

	Health Care Providers & Services — 3.5%
53	AmerisourceBergen Corp.	3,691
30	Cigna Corp.	2,581
38	McKesson Corp.	6,198
59	Omnicare, Inc.	3,573
128	WellPoint, Inc.	11,817

		27,860

	Pharmaceuticals — 2.0%
73	AbbVie, Inc.	3,839
393	Pfizer, Inc.	12,041

		15,880

	Total Health Care	100,753

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 12.5%
	Aerospace & Defense — 4.3%
156	Boeing Co. (The)	21,265
101	Northrop Grumman Corp.	11,610
59	Spirit Aerosystems Holdings, Inc., Class A (a)	1,994

		34,869

	Air Freight & Logistics — 0.9%
72	United Parcel Service, Inc., Class B	7,566

	Airlines — 2.0%
41	Alaska Air Group, Inc.	3,015
342	Delta Air Lines, Inc.	9,384
186	Southwest Airlines Co.	3,497

		15,896

	Building Products — 0.1%
18	Allegion plc, (Ireland) (a)	785

	Commercial Services & Supplies — 0.9%
169	Pitney Bowes, Inc.	3,935
153	R.R. Donnelley & Sons Co.	3,101

		7,036

	Construction & Engineering — 0.4%
109	AECOM Technology Corp. (a)	3,217

	Industrial Conglomerates — 0.9%
88	Danaher Corp.	6,809

	Machinery — 2.7%
46	IDEX Corp.	3,419
202	Ingersoll-Rand plc, (Ireland)	12,462
46	Parker Hannifin Corp.	5,853

		21,734

	Professional Services — 0.3%
22	Dun & Bradstreet Corp. (The)	2,674

	Total Industrials	100,586

	Information Technology — 27.4%
	Communications Equipment — 0.9%
180	Brocade Communications Systems, Inc. (a)	1,596
104	Cisco Systems, Inc.	2,326
75	Ubiquiti Networks, Inc. (a)	3,424

		7,346

	Computers & Peripherals — 5.0%
15	Apple, Inc.	8,332
427	Hewlett-Packard Co.	11,953
88	NetApp, Inc.	3,612
45	SanDisk Corp.	3,203

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Computers & Peripherals — Continued
18	Seagate Technology plc, (Ireland)	1,033
149	Western Digital Corp.	12,535

		40,668

	Internet Software & Services — 4.1%
15	Google, Inc., Class A (a)	16,250
18	Twitter, Inc. (a)	1,152
57	VeriSign, Inc. (a)	3,425
299	Yahoo!, Inc. (a)	12,096

		32,923

	IT Services — 3.6%
15	Alliance Data Systems Corp. (a)	3,852
76	Amdocs Ltd.	3,147
63	Computer Sciences Corp.	3,526
83	Visa, Inc., Class A	18,438

		28,963

	Semiconductors & Semiconductor Equipment — 2.4%
63	Broadcom Corp., Class A	1,865
51	KLA-Tencor Corp.	3,300
112	Lam Research Corp. (a)	6,115
254	LSI Corp.	2,797
236	Marvell Technology Group Ltd., (Bermuda)	3,395
44	Xilinx, Inc.	2,039

		19,511

	Software — 11.4%
615	Activision Blizzard, Inc.	10,958
79	Adobe Systems, Inc. (a)	4,713
999	Microsoft Corp.	37,380
613	Oracle Corp.	23,434
149	Rovi Corp. (a)	2,924
534	Symantec Corp.	12,580

		91,989

	Total Information Technology	221,400

	Materials — 4.2%
	Chemicals — 3.0%
190	LyondellBasell Industries N.V., Class A	15,277
49	PPG Industries, Inc.	9,290

		24,567

	Containers & Packaging — 0.8%
49	Packaging Corp. of America	3,069
100	Sealed Air Corp.	3,388
3	Silgan Holdings, Inc.	143

		6,600

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 0.4%
72	Worthington Industries, Inc.	3,025

	Total Materials	34,192

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
276	AT&T, Inc.	9,718
103	CenturyLink, Inc.	3,282

	Total Telecommunication Services	13,000

	Utilities — 0.4%
	Independent Power Producers & Energy Traders — 0.4%
215	AES Corp.	3,123

	Total Common Stocks (Cost $575,789)	788,879

Short-Term Investment — 4.0%
	Investment Company — 4.0%
32,545	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $32,545)	32,545

	Total Investments — 101.7% (Cost $608,334)	821,424
	Liabilities in Excess of Other Assets — (1.7)%	(13,497)

	NET ASSETS — 100.0%	$807,927

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
205	E-mini S&P 500	03/21/14	$18,871	$453

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.4%
	Consumer Discretionary — 11.5%
	Auto Components — 0.8%
34	Delphi Automotive plc, (United Kingdom)	2,050
111	Goodyear Tire & Rubber Co. (The)	2,655

		4,705

	Distributors — 0.5%
3	Genuine Parts Co.	225
92	LKQ Corp. (a)	3,020

		3,245

	Diversified Consumer Services — 0.8%
251	Service Corp. International	4,541

	Hotels, Restaurants & Leisure — 0.6%
30	Brinker International, Inc.	1,409
82	Extended Stay America, Inc. (a)	2,156

		3,565

	Household Durables — 0.5%
48	Jarden Corp. (a)	2,938

	Internet & Catalog Retail — 1.5%
40	Groupon, Inc. (a)	476
69	Liberty Ventures, Series A, (a)	8,397

		8,873

	Media — 0.5%
65	Gannett Co., Inc.	1,926
17	Omnicom Group, Inc.	1,294

		3,220

	Multiline Retail — 2.3%
257	Macy’s, Inc.	13,724

	Specialty Retail — 3.7%
297	Best Buy Co., Inc.	11,856
40	Foot Locker, Inc.	1,637
71	GameStop Corp., Class A	3,510
30	Gap, Inc. (The)	1,157
14	Murphy USA, Inc. (a)	574
36	TJX Cos., Inc.	2,307
33	Urban Outfitters, Inc. (a)	1,209

		22,250

	Textiles, Apparel & Luxury Goods — 0.3%
21	Hanesbrands, Inc.	1,461

	Total Consumer Discretionary	68,522

	Consumer Staples — 6.7%
	Food & Staples Retailing — 1.3%
87	Kroger Co. (The)	3,435

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — Continued
133	Safeway, Inc.	4,322

		7,757

	Food Products — 3.9%
156	Bunge Ltd.	12,834
85	Ingredion, Inc.	5,806
143	Tyson Foods, Inc., Class A	4,798

		23,438

	Tobacco — 1.5%
179	Lorillard, Inc.	9,087

	Total Consumer Staples	40,282

	Energy — 6.1%
	Energy Equipment & Services — 1.2%
8	Baker Hughes, Inc.	420
16	National Oilwell Varco, Inc.	1,242
53	Oil States International, Inc. (a)	5,406

		7,068

	Oil, Gas & Consumable Fuels — 4.9%
60	Antero Resources Corp. (a)	3,800
40	Cabot Oil & Gas Corp.	1,554
32	Cimarex Energy Co.	3,404
10	Continental Resources, Inc. (a)	1,069
70	Energen Corp.	4,981
42	EQT Corp.	3,726
17	Marathon Petroleum Corp.	1,541
55	Murphy Oil Corp.	3,575
35	Newfield Exploration Co. (a)	864
7	Noble Energy, Inc.	497
60	Peabody Energy Corp.	1,170
32	Tesoro Corp.	1,878
32	Valero Energy Corp.	1,588

		29,647

	Total Energy	36,715

	Financials — 17.7%
	Capital Markets — 1.3%
17	Affiliated Managers Group, Inc. (a)	3,752
129	American Capital Ltd. (a)	2,018
14	Lazard Ltd., (Bermuda), Class A	621
38	TD Ameritrade Holding Corp.	1,152

		7,543

	Commercial Banks — 3.1%
11	BankUnited, Inc.	362
17	BOK Financial Corp.	1,107

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — Continued
82	East West Bancorp, Inc.	2,857
153	Fifth Third Bancorp	3,218
88	Huntington Bancshares, Inc.	852
93	KeyCorp	1,251
114	Regions Financial Corp.	1,125
28	Signature Bank (a)	2,965
44	SVB Financial Group (a)	4,635

		18,372

	Consumer Finance — 1.6%
174	Discover Financial Services	9,752

	Diversified Financial Services — 0.3%
40	NASDAQ OMX Group, Inc. (The)	1,574

	Insurance — 4.9%
24	Allied World Assurance Co. Holdings AG, (Switzerland)	2,662
65	American Financial Group, Inc.	3,769
20	Aon plc, (United Kingdom)	1,686
24	Arch Capital Group Ltd., (Bermuda) (a)	1,447
7	Aspen Insurance Holdings Ltd., (Bermuda)	289
32	Assurant, Inc.	2,101
107	Assured Guaranty Ltd., (Bermuda)	2,524
15	Axis Capital Holdings Ltd., (Bermuda)	723
7	Everest Re Group Ltd., (Bermuda)	1,091
42	Hartford Financial Services Group, Inc.	1,532
29	Lincoln National Corp.	1,497
35	Old Republic International Corp.	608
39	Principal Financial Group, Inc.	1,913
37	Protective Life Corp.	1,890
13	Torchmark Corp.	1,028
90	Unum Group	3,140
30	Validus Holdings Ltd., (Bermuda)	1,201

		29,101

	Real Estate Investment Trusts (REITs) — 6.5%
14	American Capital Agency Corp.	278
78	Annaly Capital Management, Inc.	776
71	Apartment Investment & Management Co., Class A	1,850
3	AvalonBay Communities, Inc.	307
69	Brandywine Realty Trust	968
13	Camden Property Trust	739
23	Chimera Investment Corp.	71
36	CommonWealth REIT	847
16	Corrections Corp. of America	500
46	DDR Corp.	710

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
40	Douglas Emmett, Inc. (m)	929
264	Duke Realty Corp.	3,966
44	Equity Lifestyle Properties, Inc.	1,580
19	Equity Residential	960
18	Extra Space Storage, Inc.	742
39	Health Care REIT, Inc.	2,079
136	Hospitality Properties Trust	3,669
90	Host Hotels & Resorts, Inc.	1,753
24	Mack-Cali Realty Corp.	507
14	Mid-America Apartment Communities, Inc.	832
36	Post Properties, Inc.	1,615
61	Retail Properties of America, Inc., Class A	781
7	SL Green Realty Corp.	665
32	Taubman Centers, Inc.	2,020
34	Ventas, Inc.	1,963
192	Weyerhaeuser Co.	6,074
32	WP Carey, Inc.	1,982

		39,163

	Real Estate Management & Development — 0.0% (g)
2	Jones Lang LaSalle, Inc.	246

	Total Financials	105,751

	Health Care — 11.1%
	Biotechnology — 3.3%
28	Alexion Pharmaceuticals, Inc. (a)	3,779
154	Ariad Pharmaceuticals, Inc. (a)	1,052
34	BioMarin Pharmaceutical, Inc. (a)	2,403
85	Medivation, Inc. (a)	5,418
26	Pharmacyclics, Inc. (a)	2,761
60	Vertex Pharmaceuticals, Inc. (a)	4,451

		19,864

	Health Care Equipment & Supplies — 2.9%
191	Alere, Inc. (a)	6,907
11	Cooper Cos., Inc. (The)	1,325
192	Hologic, Inc. (a)	4,298
49	Zimmer Holdings, Inc.	4,547

		17,077

	Health Care Providers & Services — 4.1%
134	AmerisourceBergen Corp.	9,414
99	Catamaran Corp. (a)	4,686
37	Community Health Systems, Inc. (a)	1,457
54	Humana, Inc.	5,564
81	Premier, Inc., Class A (a)	2,978

		24,099

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Life Sciences Tools & Services — 0.0% (g)
2	Agilent Technologies, Inc.	126

	Pharmaceuticals — 0.8%
46	Hospira, Inc. (a)	1,915
20	Perrigo Co. plc	3,039

		4,954

	Total Health Care	66,120

	Industrials — 17.0%
	Aerospace & Defense — 2.1%
16	Alliant Techsystems, Inc.	1,947
81	Huntington Ingalls Industries, Inc.	7,265
27	L-3 Communications Holdings, Inc.	2,853
3	Northrop Grumman Corp.	344

		12,409

	Airlines — 2.6%
53	Alaska Air Group, Inc.	3,896
23	Copa Holdings S.A., (Panama), Class A	3,618
80	Delta Air Lines, Inc.	2,209
310	Southwest Airlines Co.	5,837

		15,560

	Building Products — 0.2%
25	Allegion plc, (Ireland) (a)	1,099

	Commercial Services & Supplies — 0.5%
77	KAR Auction Services, Inc.	2,287
40	R.R. Donnelley & Sons Co.	811

		3,098

	Construction & Engineering — 3.1%
314	AECOM Technology Corp. (a)	9,232
29	Fluor Corp.	2,360
76	Jacobs Engineering Group, Inc. (a)	4,775
42	URS Corp.	2,247

		18,614

	Electrical Equipment — 0.2%
28	Babcock & Wilcox Co. (The)	954
7	Regal-Beloit Corp.	501

		1,455

	Machinery — 3.8%
45	AGCO Corp.	2,676
75	Ingersoll-Rand plc, (Ireland)	4,595
29	Lincoln Electric Holdings, Inc.	2,040
59	Oshkosh Corp.	2,968
63	Parker Hannifin Corp.	8,098
31	Timken Co.	1,685

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
7	WABCO Holdings, Inc. (a)	607

		22,669

	Marine — 0.3%
16	Kirby Corp. (a)	1,568

	Professional Services — 3.3%
85	Manpowergroup, Inc.	7,324
98	Towers Watson & Co., Class A	12,493

		19,817

	Road & Rail — 0.5%
66	CSX Corp.	1,906
17	Landstar System, Inc.	965

		2,871

	Trading Companies & Distributors — 0.4%
18	Air Lease Corp.	544
60	MRC Global, Inc. (a)	1,929

		2,473

	Total Industrials	101,633

	Information Technology — 16.7%
	Communications Equipment — 0.5%
46	Harris Corp.	3,208

	Computers & Peripherals — 2.0%
142	Western Digital Corp.	11,947

	Electronic Equipment, Instruments & Components — 1.4%
50	Arrow Electronics, Inc. (a)	2,729
95	Avnet, Inc.	4,181
23	Tech Data Corp. (a)	1,192

		8,102

	Internet Software & Services — 1.3%
34	LinkedIn Corp., Class A (a)	7,394
10	Twitter, Inc. (a)	643

		8,037

	IT Services — 4.5%
28	Alliance Data Systems Corp. (a)	7,454
449	Booz Allen Hamilton Holding Corp.	8,594
17	DST Systems, Inc.	1,579
28	Fidelity National Information Services, Inc.	1,508
44	Lender Processing Services, Inc.	1,645
97	Vantiv, Inc., Class A (a)	3,147
102	VeriFone Systems, Inc. (a)	2,744

		26,671

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Office Electronics — 0.8%
377	Xerox Corp.	4,585

	Semiconductors & Semiconductor Equipment — 2.8%
277	Advanced Micro Devices, Inc. (a)	1,074
59	First Solar, Inc. (a)	3,240
21	KLA-Tencor Corp.	1,379
19	Lam Research Corp. (a)	1,029
77	LSI Corp.	845
332	Marvell Technology Group Ltd., (Bermuda)	4,770
173	Micron Technology, Inc. (a)	3,760
48	Teradyne, Inc. (a)	837

		16,934

	Software — 3.4%
236	Activision Blizzard, Inc.	4,210
257	CA, Inc.	8,645
41	Rovi Corp. (a)	803
150	Symantec Corp.	3,544
63	TIBCO Software, Inc. (a)	1,414
422	Zynga, Inc., Class A (a)	1,604

		20,220

	Total Information Technology	99,704

	Materials — 4.7%
	Chemicals — 2.3%
16	CF Industries Holdings, Inc.	3,728
12	Huntsman Corp.	283
38	PPG Industries, Inc.	7,274
32	Valspar Corp. (The)	2,267

		13,552

	Containers & Packaging — 0.6%
28	Crown Holdings, Inc. (a)	1,243
7	Greif, Inc., Class A	346
5	Rock Tenn Co., Class A	525
45	Sealed Air Corp.	1,536

		3,650

	Metals & Mining — 0.9%
10	Nucor Corp.	555
55	Reliance Steel & Aluminum Co.	4,141
45	Steel Dynamics, Inc.	876

		5,572

	Paper & Forest Products — 0.9%
22	Domtar Corp., (Canada)	2,056
63	International Paper Co.	3,099

		5,155

	Total Materials	27,929

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 0.6%
790	Frontier Communications Corp.	3,675

	Wireless Telecommunication Services — 1.1%
18	Crown Castle International Corp. (a)	1,336
21	SBA Communications Corp., Class A (a)	1,878
102	T-Mobile US, Inc. (a)	3,415

		6,629

	Total Telecommunication Services	10,304

	Utilities — 5.2%
	Electric Utilities — 0.1%
7	Pinnacle West Capital Corp.	360

	Gas Utilities — 0.5%
70	UGI Corp.	2,911

	Independent Power Producers & Energy Traders — 0.8%
339	AES Corp.	4,920

	Multi-Utilities — 3.8%
34	Alliant Energy Corp.	1,731
48	Ameren Corp.	1,725
145	CenterPoint Energy, Inc.	3,368
64	CMS Energy Corp.	1,705
31	Consolidated Edison, Inc.	1,730
54	DTE Energy Co.	3,572
42	MDU Resources Group, Inc.	1,271
41	SCANA Corp.	1,915
50	Sempra Energy	4,470
89	TECO Energy, Inc.	1,540

		23,027

	Total Utilities	31,218

	Total Common Stocks (Cost $395,983)	588,178

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
750	U.S. Treasury Note, 0.250%, 11/30/14 (k) (Cost $751)	751

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.4%
	Investment Company — 1.4%
8,251	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.020% (b) (l) (Cost $8,251)	8,251

	Total Investments — 99.9% (Cost $404,985)	597,180
	Other Assets in Excess of Liabilities — 0.1%	626

	NET ASSETS — 100.0%	$597,806

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
72	S&P Mid Cap 400	03/21/14	$9,644	$253

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.2%
	Consumer Discretionary — 6.8%
	Automobiles — 1.1%
1,031	Ford Motor Co.	15,904

	Diversified Consumer Services — 0.4%
171	H&R Block, Inc.	4,960

	Household Durables — 1.1%
112	Jarden Corp. (a)	6,856
116	PulteGroup, Inc.	2,361
41	Whirlpool Corp.	6,478

		15,695

	Media — 2.9%
196	Gannett Co., Inc.	5,796
3	Graham Holdings Co., Class B (a)	2,189
71	Time Warner Cable, Inc.	9,594
21	Time Warner, Inc.	1,471
238	Viacom, Inc., Class B	20,743

		39,793

	Specialty Retail — 1.3%
174	Best Buy Co., Inc.	6,951
108	GameStop Corp., Class A	5,315
332	Staples, Inc.	5,274

		17,540

	Total Consumer Discretionary	93,892

	Consumer Staples — 5.8%
	Food & Staples Retailing — 1.3%
449	Kroger Co. (The)	17,745

	Food Products — 2.1%
518	Archer-Daniels-Midland Co.	22,498
148	Pilgrim’s Pride Corp. (a)	2,402
120	Tyson Foods, Inc., Class A	4,015

		28,915

	Household Products — 1.4%
56	Energizer Holdings, Inc.	6,018
49	Kimberly-Clark Corp.	5,108
100	Procter & Gamble Co. (The)	8,101

		19,227

	Personal Products — 1.0%
96	Herbalife Ltd., (Cayman Islands)	7,579
43	Nu Skin Enterprises, Inc., Class A	5,999

		13,578

	Total Consumer Staples	79,465

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 14.4%
	Energy Equipment & Services — 0.2%
27	Schlumberger Ltd.	2,424

	Oil, Gas & Consumable Fuels — 14.2%
316	Chevron Corp.	39,428
436	ConocoPhillips	30,810
585	Exxon Mobil Corp.	59,243
593	Marathon Oil Corp.	20,947
134	Marathon Petroleum Corp.	12,283
352	Phillips 66	27,130
92	Tesoro Corp.	5,388

		195,229

	Total Energy	197,653

	Financials — 26.6%
	Capital Markets — 3.6%
354	American Capital Ltd. (a)	5,530
179	Ameriprise Financial, Inc.	20,571
114	Goldman Sachs Group, Inc. (The)	20,270
113	Morgan Stanley	3,547

		49,918

	Commercial Banks — 5.0%
28	Comerica, Inc.	1,341
780	Fifth Third Bancorp	16,410
34	PNC Financial Services Group, Inc. (The)	2,628
75	Popular, Inc., (Puerto Rico) (a)	2,163
1,008	Wells Fargo & Co.	45,761

		68,303

	Consumer Finance — 1.8%
435	Discover Financial Services	24,355

	Diversified Financial Services — 5.1%
2,146	Bank of America Corp.	33,406
720	Citigroup, Inc.	37,518

		70,924

	Insurance — 7.4%
439	Allstate Corp. (The)	23,954
19	Aspen Insurance Holdings Ltd., (Bermuda)	777
87	Assurant, Inc.	5,801
493	Hartford Financial Services Group, Inc.	17,861
131	Lincoln National Corp.	6,757
51	PartnerRe Ltd., (Bermuda)	5,398
244	Prudential Financial, Inc.	22,492
79	Torchmark Corp.	6,174
139	Travelers Cos., Inc. (The)	12,585

		101,799

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	29

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — 3.3%
211	Annaly Capital Management, Inc.	2,100
80	Apartment Investment & Management Co., Class A	2,060
345	Brandywine Realty Trust	4,861
206	CBL & Associates Properties, Inc.	3,694
138	Douglas Emmett, Inc. (m)	3,223
86	EPR Properties	4,238
103	Extra Space Storage, Inc.	4,344
175	Hospitality Properties Trust	4,733
227	Piedmont Office Realty Trust, Inc., Class A	3,750
220	RLJ Lodging Trust	5,355
127	Ventas, Inc.	7,263

		45,621

	Thrifts & Mortgage Finance — 0.4%
91	Ocwen Financial Corp. (a)	5,063

	Total Financials	365,983

	Health Care — 13.1%
	Biotechnology — 2.1%
158	Amgen, Inc.	18,072
60	United Therapeutics Corp. (a)	6,762
58	Vertex Pharmaceuticals, Inc. (a)	4,324

		29,158

	Health Care Equipment & Supplies — 1.4%
99	CareFusion Corp. (a)	3,938
266	Medtronic, Inc.	15,266

		19,204

	Health Care Providers & Services — 6.2%
274	Aetna, Inc.	18,807
84	AmerisourceBergen Corp.	5,906
118	Cigna Corp.	10,314
126	McKesson Corp.	20,336
101	Omnicare, Inc.	6,115
255	WellPoint, Inc.	23,560

		85,038

	Pharmaceuticals — 3.4%
1,552	Pfizer, Inc.	47,529

	Total Health Care	180,929

	Industrials — 9.8%
	Aerospace & Defense — 2.8%
74	Boeing Co. (The)	10,073
205	General Dynamics Corp.	19,550
83	Northrop Grumman Corp.	9,455

		39,078

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 1.0%
77	Alaska Air Group, Inc.	5,657
82	Delta Air Lines, Inc.	2,255
343	Southwest Airlines Co.	6,456

		14,368

	Building Products — 0.1%
28	Allegion plc, (Ireland) (a)	1,236

	Commercial Services & Supplies — 0.8%
231	Pitney Bowes, Inc.	5,391
274	R.R. Donnelley & Sons Co.	5,559

		10,950

	Construction & Engineering — 0.4%
183	AECOM Technology Corp. (a)	5,374

	Industrial Conglomerates — 0.1%
46	General Electric Co.	1,291

	Machinery — 4.4%
68	Crane Co.	4,539
36	IDEX Corp.	2,636
165	Illinois Tool Works, Inc.	13,865
310	Ingersoll-Rand plc, (Ireland)	19,102
98	Oshkosh Corp.	4,917
45	Parker Hannifin Corp.	5,737
45	Stanley Black & Decker, Inc.	3,615
133	Terex Corp.	5,581

		59,992

	Professional Services — 0.2%
35	Manpowergroup, Inc.	3,014

	Total Industrials	135,303

	Information Technology — 8.9%
	Communications Equipment — 0.2%
257	Brocade Communications Systems, Inc. (a)	2,278

	Computers & Peripherals — 4.7%
988	Hewlett-Packard Co.	27,639
132	Lexmark International, Inc., Class A	4,699
75	SanDisk Corp.	5,319
73	Seagate Technology plc, (Ireland)	4,071
275	Western Digital Corp.	23,106

		64,834

	Electronic Equipment, Instruments & Components — 0.4%
387	Vishay Intertechnology, Inc. (a)	5,126

	IT Services — 0.8%
125	Amdocs Ltd.	5,134
103	Computer Sciences Corp.	5,756

		10,890

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Office Electronics — 0.4%
464	Xerox Corp.	5,647

	Semiconductors & Semiconductor Equipment — 1.5%
121	Intel Corp.	3,136
69	KLA-Tencor Corp.	4,461
136	Lam Research Corp. (a)	7,400
389	Marvell Technology Group Ltd., (Bermuda)	5,589

		20,586

	Software — 0.9%
226	Activision Blizzard, Inc.	4,029
113	CA, Inc.	3,809
269	Rovi Corp. (a)	5,297

		13,135

	Total Information Technology	122,496

	Materials — 3.4%
	Chemicals — 1.6%
246	LyondellBasell Industries N.V., Class A	19,757
10	PPG Industries, Inc.	1,859

		21,616

	Containers & Packaging — 0.8%
104	Avery Dennison Corp.	5,235
164	Sealed Air Corp.	5,587

		10,822

	Paper & Forest Products — 1.0%
253	International Paper Co.	12,395
121	Louisiana-Pacific Corp. (a)	2,230

		14,625

	Total Materials	47,063

	Telecommunication Services — 2.2%
	Diversified Telecommunication Services — 2.2%
736	AT&T, Inc.	25,878
128	CenturyLink, Inc.	4,081

	Total Telecommunication Services	29,959

	Utilities — 5.2%
	Electric Utilities — 3.0%
405	American Electric Power Co., Inc.	18,920
85	Cleco Corp.	3,954
66	Edison International	3,051
151	NextEra Energy, Inc.	12,963
51	Pinnacle West Capital Corp.	2,720

		41,608

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.6%
59	AGL Resources, Inc.	2,800
125	UGI Corp.	5,162

		7,962

	Independent Power Producers & Energy Traders — 0.8%
423	AES Corp.	6,137
244	Calpine Corp. (a)	4,768

		10,905

	Multi-Utilities — 0.8%
210	CenterPoint Energy, Inc.	4,870
65	Consolidated Edison, Inc.	3,565
30	Sempra Energy	2,702

		11,137

	Total Utilities	71,612

	Total Common Stocks (Cost $974,138)	1,324,355

Short-Term Investment — 3.5%
	Investment Company — 3.5%
47,804	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $47,804)	47,804

	Total Investments — 99.7% (Cost $1,021,942)	1,372,159
	Other Assets in Excess of Liabilities — 0.3%	4,023

	NET ASSETS — 100.0%	$1,376,182

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	31

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
506	E-mini S&P 500	03/21/14	$46,580	$1,094

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

JPMorgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%
(h)	— Amount rounds to less than one thousand (shares or dollars).
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)

	Intrepid Advantage Fund		Intrepid America Fund		Intrepid Growth Fund
ASSETS:
Investments in non-affiliates, at value	$13,740		$2,635,457		$788,879
Investments in affiliates, at value	278		16,587		32,545

Total investment securities, at value	14,018		2,652,044		821,424
Deposits at broker for futures contracts	—		785		1,040
Receivables:
Investment securities sold	—		9,603		931
Fund shares sold	975		630		173
Interest and dividends from non-affiliates	11		1,804		586
Dividends from affiliates	—	(a)	—	(a)	—	(a)
Variation margin on futures contracts	—		46		66
Due from Advisor	2		—		—
Prepaid expenses	11		—		—

Total Assets	15,017		2,664,912		824,220

LIABILITIES:
Payables:	—		—		—
Investment securities purchased	—		9,004		15,473
Fund shares redeemed	—	(a)	528		150
Accrued liabilities:
Investment advisory fees	—		875		331
Administration fees	—		185		56
Shareholder servicing fees	—		377		147
Distribution fees	4		26		17
Custodian and accounting fees	8		29		13
Trustees’ and Chief Compliance Officer’s fees	—	(a)	3		—	(a)
Audit fees	18		24		19
Transfer agent fees	6		84		68
Other	3		34		19

Total Liabilities	39		11,169		16,293

Net Assets	$14,978		$2,653,743		$807,927

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund
NET ASSETS:
Paid-in-Capital	$14,798	$2,071,309	$894,450
Accumulated undistributed (distributions in excess of) net investment income	1	47	(20)
Accumulated net realized gains (losses)	(3,609)	(105,596)	(300,046)
Net unrealized appreciation (depreciation)	3,788	687,983	213,543

Total Net Assets	$14,978	$2,653,743	$807,927

Net Assets:
Class A	$9,106	$101,707	$29,969
Class C	2,918	8,124	17,872
Class R2	—	201	557
Class R5	—	1,049,784	121,670
Select Class	2,954	1,493,927	637,859

Total	$14,978	$2,653,743	$807,927

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	305	2,947	862
Class C	99	237	521
Class R2	—	6	16
Class R5	—	30,280	3,503
Select Class	98	42,964	18,277

Net Asset Value (a):
Class A — Redemption price per share	$29.88	$34.51	$34.78
Class C — Offering price per share (b)	29.45	34.33	34.29
Class R2 — Offering and redemption price per share	—	34.13	34.29
Class R5 — Offering and redemption price per share	—	34.67	34.73
Select Class — Offering and redemption price per share	29.98	34.77	34.90
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$31.54	$36.42	$36.71

Cost of investments in non-affiliates	$9,952	$1,947,790	$575,789
Cost of investments in affiliates	278	16,587	32,545

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Mid Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$588,929		$1,324,355
Investments in affiliates, at value	8,251		47,804

Total investment securities, at value	597,180		1,372,159
Deposits at broker for futures contracts	—		2,290
Receivables:
Investment securities sold	712		186
Fund shares sold	414		4,018
Interest and dividends from non-affiliates	668		1,252
Dividends from affiliates	—	(a)	1
Variation margin on futures contracts	25		162

Total Assets	598,999		1,380,068

LIABILITIES:
Payables:
Investment securities purchased	—		2,177
Fund shares redeemed	522		654
Accrued liabilities:
Investment advisory fees	321		448
Administration fees	42		2
Shareholder servicing fees	45		259
Distribution fees	66		37
Custodian and accounting fees	12		19
Trustees’ and Chief Compliance Officer’s fees	1		—	(a)
Transfer agent fees	133		184
Other	51		106

Total Liabilities	1,193		3,886

Net Assets	$597,806		$1,376,182

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Intrepid Mid Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$392,754	$1,040,986
Accumulated undistributed (distributions in excess of) net investment income	136	95
Accumulated net realized gains (losses)	12,468	(16,210)
Net unrealized appreciation (depreciation)	192,448	351,311

Total Net Assets	$597,806	$1,376,182

Net Assets:
Class A	$166,978	$84,980
Class B	7,452	—
Class C	43,808	30,915
Class R2	—	842
Class R5	—	74,556
Class R6	—	15,037
Select Class	379,568	1,169,852

Total	$597,806	$1,376,182

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	7,493	2,457
Class B	373	—
Class C	2,194	902
Class R2	—	24
Class R5	—	2,145
Class R6	—	433
Select Class	16,445	33,724

Net Asset Value (a):
Class A — Redemption price per share	$22.28	$34.58
Class B — Offering price per share (b)	19.95	—
Class C — Offering price per share (b)	19.96	34.28
Class R2 — Offering and redemption price per share	—	34.49
Class R5 — Offering and redemption price per share	—	34.76
Class R6 — Offering and redemption price per share	—	34.76
Select Class — Offering and redemption price per share	23.08	34.69
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$23.51	$36.50

Cost of investments in non-affiliates	$396,734	$974,138
Cost of investments in affiliates	8,251	47,804

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2013 (Unaudited)

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund		Intrepid Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$125		$23,954		$6,662
Dividend income from affiliates	—	(a)	10		3

Total investment income	125		23,964		6,665

EXPENSES:
Investment advisory fees	44		5,922		2,088
Administration fees	6		1,038		320
Distribution fees:
Class A	11		115		41
Class C	10		29		63
Class R2	—		1		1
Shareholder servicing fees:
Class A	11		115		41
Class C	3		10		21
Class R2	—		—	(a)	1
Class R5	—		222		28
Select Class	2		1,848		746
Custodian and accounting fees	13		45		20
Professional fees	22		37		27
Trustees’ and Chief Compliance Officer’s fees	—	(a)	13		4
Printing and mailing costs	2		39		20
Registration and filing fees	21		43		39
Transfer agent fees	9		155		134
Other	5		10		4

Total expenses	159		9,642		3,598

Less amounts waived	(66)		(120)		(78)
Less expense reimbursements	(9)		—		—

Net expenses	84		9,522		3,520

Net investment income (loss)	41		14,442		3,145

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	794		137,601		54,856
Futures	—		9,759		3,133

Net realized gain (loss)	794		147,360		57,989

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,329		225,096		69,467
Futures	—		508		242

Change in net unrealized appreciation/depreciation	1,329		225,604		69,709

Net realized/unrealized gains (losses)	2,123		372,964		127,698

Change in net assets resulting from operations	$2,164		$387,406		$130,843

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Intrepid Mid Cap Fund	Intrepid Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$—
Dividend income from non-affiliates	4,946	13,573
Dividend income from affiliates	2	6

Total investment income	4,949	13,579

EXPENSES:
Investment advisory fees	1,847	3,008
Administration fees	239	527
Distribution fees:
Class A	198	99
Class B	29	—
Class C	151	107
Class R2	—	2
Shareholder servicing fees:
Class A	198	99
Class B	10	—
Class C	50	35
Class R2	—	1
Class R5	—	17
Select Class	453	1,329
Custodian and accounting fees	21	29
Professional fees	24	27
Trustees’ and Chief Compliance Officer’s fees	3	6
Printing and mailing costs	35	77
Registration and filing fees	25	68
Transfer agent fees	181	711
Other	10	9

Total expenses	3,474	6,151

Less amounts waived	(438)	(1,116)

Net expenses	3,036	5,035

Net investment income (loss)	1,913	8,544

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	43,957	51,626
Futures	1,678	4,966

Net realized gain (loss)	45,635	56,592

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	50,938	127,496
Futures	222	1,119

Change in net unrealized appreciation/depreciation	51,160	128,615

Net realized/unrealized gains (losses)	96,795	185,207

Change in net assets resulting from operations	$98,708	$193,751

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$41	$97	$14,442	$30,807
Net realized gain (loss)	794	1,552	147,360	235,737
Change in net unrealized appreciation/depreciation	1,329	645	225,604	147,093

Change in net assets resulting from operations	2,164	2,294	387,406	413,637

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(54)	(86)	(777)	(1,068)
Class C
From net investment income	(7)	(13)	(22)	(70)
Class R2
From net investment income	—	—	(1)	(1)
Class R5
From net investment income	—	—	(11,848)	(10,815)
Select Class
From net investment income	(17)	(18)	(13,878)	(24,714)

Total distributions to shareholders	(78)	(117)	(26,526)	(36,668)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	317	158	95,069	(11,315)

NET ASSETS:
Change in net assets	2,403	2,335	455,949	365,654
Beginning of period	12,575	10,240	2,197,794	1,832,140

End of period	$14,978	$12,575	$2,653,743	$2,197,794

Accumulated undistributed (distributions in excess of) net investment income	$1	$38	$47	$12,131

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,145	$7,031	$1,913	$4,061
Net realized gain (loss)	57,989	95,245	45,635	36,529
Change in net unrealized appreciation/depreciation	69,709	16,067	51,160	66,038

Change in net assets resulting from operations	130,843	118,343	98,708	106,628

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(112)	(221)	(289)	(1,006)
From net realized gains	—	—	(660)	—
Class B
From net investment income	—	—	—	(20)
From net realized gains	—	—	(33)	—
Class C
From net investment income	(8)	(29)	—	(86)
From net realized gains	—	—	(192)	—
Class R2
From net investment income	(1)	(5)	—	—
Class R5
From net investment income	(1,052)	(1,300)	—	—
Select Class
From net investment income	(4,372)	(4,926)	(1,001)	(2,755)
From net realized gains	—	—	(1,448)	—

Total distributions to shareholders	(5,545)	(6,481)	(3,623)	(3,867)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(11,235)	(74,507)	(13,042)	(14,792)

NET ASSETS:
Change in net assets	114,063	37,355	82,043	87,969
Beginning of period	693,864	656,509	515,763	427,794

End of period	$807,927	$693,864	$597,806	$515,763

Accumulated undistributed (distributions in excess of) net investment income	$(20)	$2,380	$136	$(487)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,544	$16,230
Net realized gain (loss)	56,592	70,131
Change in net unrealized appreciation/depreciation	128,615	134,994

Change in net assets resulting from operations	193,751	221,355

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(436)	(1,043)
Class C
From net investment income	(99)	(272)
Class R2
From net investment income	(3)	(6)
Class R5
From net investment income	(481)	(1,138)
Class R6
From net investment income	(101)	(316)
Select Class
From net investment income	(6,691)	(14,178)

Total distributions to shareholders	(7,811)	(16,953)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	92,122	33,897

NET ASSETS:
Change in net assets	278,062	238,299
Beginning of period	1,098,120	859,821

End of period	$1,376,182	$1,098,120

Accumulated undistributed (distributions in excess of) net investment income	$95	$(638)

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$657	$3,021	$24,888	$36,878
Distributions reinvested	54	85	505	1,060
Cost of shares redeemed	(1,785)	(3,204)	(25,438)	(44,655)

Change in net assets resulting from Class A capital transactions	$(1,074)	$(98)	$(45)	$(6,717)

Class C
Proceeds from shares issued	$340	$603	$276	$527
Distributions reinvested	7	12	21	65
Cost of shares redeemed	(125)	(441)	(675)	(1,686)

Change in net assets resulting from Class C capital transactions	$222	$174	$(378)	$(1,094)

Class R2
Proceeds from shares issued	$—	$—	$3	$79
Distributions reinvested	—	—	1	1

Change in net assets resulting from Class R2 capital transactions	$—	$—	$4	$80

Class R5
Proceeds from shares issued	$—	$—	$204,578	$224,786
Distributions reinvested	—	—	11,848	10,815
Cost of shares redeemed	—	—	(7,227)	(39,949)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$209,199	$195,652

Select Class
Proceeds from shares issued	$1,220	$370	$53,625	$135,367
Distributions reinvested	6	7	11,463	922
Cost of shares redeemed	(57)	(295)	(178,799)	(335,525)

Change in net assets resulting from Select Class capital transactions	$1,169	$82	$(113,711)	$(199,236)

Total change in net assets resulting from capital transactions	$317	$158	$95,069	$(11,315)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	23	133	775	1,290
Reinvested	2	4	15	40
Redeemed	(63)	(141)	(799)	(1,662)

Change in Class A Shares	(38)	(4)	(9)	(332)

Class C
Issued	12	27	9	17
Reinvested	— (a)	1	1	3
Redeemed	(5)	(20)	(21)	(63)

Change in Class C Shares	7	8	(11)	(43)

Class R2
Issued	—	—	— (a)	3
Reinvested	—	—	— (a)	— (a)

Change in Class R2 Shares	—	—	— (a)	3

Class R5
Issued	—	—	6,418	8,207
Reinvested	—	—	348	410
Redeemed	—	—	(220)	(1,437)

Change in Class R5 Shares	—	—	6,546	7,180

Select Class
Issued	41	16	1,716	5,026
Reinvested	— (a)	— (a)	335	35
Redeemed	(2)	(12)	(5,485)	(12,217)

Change in Select Class Shares	39	4	(3,434)	(7,156)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,422	$5,774	$14,009	$26,948
Distributions reinvested	108	212	927	985
Cost of shares redeemed	(12,411)	(9,619)	(18,880)	(35,550)

Change in net assets resulting from Class A capital transactions	$(8,881)	$(3,633)	$(3,944)	$(7,617)

Class B
Proceeds from shares issued	$—	$—	$121	$149
Distributions reinvested	—	—	32	20
Cost of shares redeemed	—	—	(1,426)	(2,235)

Change in net assets resulting from Class B capital transactions	$—	$—	$(1,273)	$(2,066)

Class C
Proceeds from shares issued	$754	$1,784	$4,820	$8,309
Distributions reinvested	6	24	180	81
Cost of shares redeemed	(1,169)	(2,990)	(3,957)	(7,371)

Change in net assets resulting from Class C capital transactions	$(409)	$(1,182)	$1,043	$1,019

Class R2
Proceeds from shares issued	$64	$263	$—	$—
Distributions reinvested	1	4	—	—
Cost of shares redeemed	(203)	(122)	—	—

Change in net assets resulting from Class R2 capital transactions	$(138)	$145	$—	$—

Class R5
Proceeds from shares issued	$5,140	$14,578	$—	$—
Distributions reinvested	1,052	1,300	—	—
Cost of shares redeemed	(9,081)	(35,556)	—	—

Change in net assets resulting from Class R5 capital transactions	$(2,889)	$(19,678)	$—	$—

Select Class
Proceeds from shares issued	$32,055	$70,793	$20,886	$51,238
Distributions reinvested	3,875	268	2,390	250
Cost of shares redeemed	(34,848)	(121,220)	(32,144)	(57,616)

Change in net assets resulting from Select Class capital transactions	$1,082	$(50,159)	$(8,868)	$(6,128)

Total change in net assets resulting from capital transactions	$(11,235)	$(74,507)	$(13,042)	$(14,792)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	108	211	677	1,585
Reinvested	3	8	43	58
Redeemed	(393)	(356)	(911)	(2,112)

Change in Class A Shares	(282)	(137)	(191)	(469)

Class B
Issued	—	—	6	10
Reinvested	—	—	2	1
Redeemed	—	—	(77)	(149)

Change in Class B Shares	—	—	(69)	(138)

Class C
Issued	25	65	260	541
Reinvested	— (a)	1	9	6
Redeemed	(38)	(112)	(214)	(491)

Change in Class C Shares	(13)	(46)	55	56

Class R2
Issued	1	11	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(6)	(5)	—	—

Change in Class R2 Shares	(5)	6	—	—

Class R5
Issued	159	532	—	—
Reinvested	31	49	—	—
Redeemed	(286)	(1,260)	—	—

Change in Class R5 Shares	(96)	(679)	—	—

Select Class
Issued	1,043	2,600	1,027	2,855
Reinvested	113	10	107	14
Redeemed	(1,115)	(4,363)	(1,540)	(3,405)

Change in Select Class Shares	41	(1,753)	(406)	(536)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Intrepid Value Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,969	$12,723
Distributions reinvested	428	1,013
Cost of shares redeemed	(12,260)	(17,470)

Change in net assets resulting from Class A capital transactions	$2,137	$(3,734)

Class C
Proceeds from shares issued	$3,089	$3,716
Distributions reinvested	89	236
Cost of shares redeemed	(2,008)	(5,495)

Change in net assets resulting from Class C capital transactions	$1,170	$(1,543)

Class R2
Proceeds from shares issued	$35	$827
Distributions reinvested	3	6
Cost of shares redeemed	(264)	(89)

Change in net assets resulting from Class R2 capital transactions	$(226)	$744

Class R5
Proceeds from shares issued	$6,978	$5,218
Distributions reinvested	481	1,138
Cost of shares redeemed	(5,728)	(8,368)

Change in net assets resulting from Class R5 capital transactions	$1,731	$(2,012)

Class R6
Proceeds from shares issued	$2,098	$6,617
Distributions reinvested	101	153
Cost of shares redeemed	(37)	(18,538)

Change in net assets resulting from Class R6 capital transactions	$2,162	$(11,768)

Select Class
Proceeds from shares issued	$270,277	$297,078
Distributions reinvested	5,207	10,361
Cost of shares redeemed	(190,336)	(255,229)

Change in net assets resulting from Select Class capital transactions	$85,148	$52,210

Total change in net assets resulting from capital transactions	$92,122	$33,897

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended 12/31/2013 (Unaudited)	Year Ended 6/30/2013
SHARE TRANSACTIONS:
Class A
Issued	437	470
Reinvested	13	37
Redeemed	(382)	(664)

Change in Class A Shares	68	(157)

Class C
Issued	97	136
Reinvested	3	9
Redeemed	(63)	(208)

Change in Class C Shares	37	(63)

Class R2
Issued	1	32
Reinvested	— (a)	— (a)
Redeemed	(9)	(3)

Change in Class R2 Shares	(8)	29

Class R5
Issued	212	193
Reinvested	15	41
Redeemed	(178)	(303)

Change in Class R5 Shares	49	(69)

Class R6
Issued	67	243
Reinvested	3	6
Redeemed	(1)	(667)

Change in Class R6 Shares	69	(418)

Select Class
Issued	8,454	10,906
Reinvested	158	376
Redeemed	(5,938)	(9,557)

Change in Select Class Shares	2,674	1,725

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Advantage Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$25.54	$0.09	(f)	$4.43	$4.52	$(0.18)
Year Ended June 30, 2013	21.13	0.21	(f)(g)	4.44	4.65	(0.24)
Year Ended June 30, 2012	20.60	0.13	(f)	0.63	0.76	(0.23)
Year Ended June 30, 2011	15.44	0.17	(f)	5.03	5.20	(0.04)
Year Ended June 30, 2010	13.42	0.05	(f)	2.16	2.21	(0.19)
Year Ended June 30, 2009	19.88	0.14	(f)	(6.54)	(6.40)	(0.06)

Class C
Six Months Ended December 31, 2013 (Unaudited)	25.14	0.02	(f)	4.36	4.38	(0.07)
Year Ended June 30, 2013	20.81	0.10	(f)(g)	4.37	4.47	(0.14)
Year Ended June 30, 2012	20.25	0.04	(f)	0.62	0.66	(0.10)
Year Ended June 30, 2011	15.22	0.08	(f)	4.95	5.03	—
Year Ended June 30, 2010	13.27	(0.03	)(f)	2.13	2.10	(0.15)
Year Ended June 30, 2009	19.65	0.07	(f)	(6.45)	(6.38)	—

Select Class
Six Months Ended December 31, 2013 (Unaudited)	25.65	0.13	(f)	4.45	4.58	(0.25)
Year Ended June 30, 2013	21.21	0.28	(f)(g)	4.45	4.73	(0.29)
Year Ended June 30, 2012	20.70	0.19	(f)	0.62	0.81	(0.30)
Year Ended June 30, 2011	15.51	0.21	(f)	5.06	5.27	(0.08)
Year Ended June 30, 2010	13.46	0.09	(f)	2.17	2.26	(0.21)
Year Ended June 30, 2009	19.97	0.18	(f)	(6.58)	(6.40)	(0.11)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.17, $0.06, and $0.23 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.73%, 0.24% and 1.00% for Class A, Class C, and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$29.88	17.71%	$9,106	1.18%	0.67%		2.30%	27%
25.54	22.15	8,765	1.25	0.92	(g)	2.40	82
21.13	3.83	7,329	1.25	0.68		2.51	57
20.60	33.71	9,291	1.25	0.91		2.44	75
15.44	16.36	7,503	1.25	0.30		2.59	145
13.42	(32.17)	6,582	1.25	1.01		2.60	105

29.45	17.43	2,918	1.68	0.18		2.80	27
25.14	21.55	2,294	1.75	0.43	(g)	2.91	82
20.81	3.33	1,747	1.75	0.19		3.02	57
20.25	33.05	2,266	1.75	0.43		2.94	75
15.22	15.73	2,302	1.75	(0.21)		3.10	145
13.27	(32.47)	2,384	1.75	0.49		3.07	105

29.98	17.88	2,954	0.93	0.93		2.05	27
25.65	22.46	1,516	1.00	1.19	(g)	2.16	82
21.21	4.09	1,164	1.00	0.94		2.28	57
20.70	34.04	1,249	1.00	1.13		2.19	75
15.51	16.65	897	1.00	0.54		2.37	145
13.46	(32.01)	1,102	1.00	1.25		2.17	105

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$29.76	$0.14	(f)	$4.88	$5.02	$(0.27)	$—	$(0.27)
Year Ended June 30, 2013	24.68	0.34	(f)	5.15	5.49	(0.41)	—	(0.41)
Year Ended June 30, 2012	24.55	0.19	(f)	0.10	0.29	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.54	0.17	(f)	6.01	6.18	(0.17)	—	(0.17)
Year Ended June 30, 2010	16.41	0.13	(f)	2.35	2.48	(0.35)	—	(0.35)
Year Ended June 30, 2009	24.32	0.22	(f)	(7.42)	(7.20)	(0.11)	(0.60)	(0.71)

Class C
Six Months Ended December 31, 2013 (Unaudited)	29.53	0.06	(f)	4.83	4.89	(0.09)	—	(0.09)
Year Ended June 30, 2013	24.48	0.20	(f)	5.12	5.32	(0.27)	—	(0.27)
Year Ended June 30, 2012	24.29	0.07	(f)	0.12	0.19	—	—	—
Year Ended June 30, 2011	18.33	0.06	(f)	5.94	6.00	(0.04)	—	(0.04)
Year Ended June 30, 2010	16.28	0.03	(f)	2.34	2.37	(0.32)	—	(0.32)
Year Ended June 30, 2009	24.09	0.13	(f)	(7.34)	(7.21)	—	(0.60)	(0.60)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	29.43	0.10	(f)	4.82	4.92	(0.22)	—	(0.22)
Year Ended June 30, 2013	24.43	0.26	(f)	5.11	5.37	(0.37)	—	(0.37)
Year Ended June 30, 2012	24.21	0.13	(f)	0.12	0.25	(0.03)	—	(0.03)
Year Ended June 30, 2011	18.36	0.13	(f)	5.92	6.05	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.29	0.09	(f)	2.33	2.42	(0.35)	—	(0.35)
November 3, 2008 (g) through June 30, 2009	17.58	0.13	(f)	(0.62)	(0.49)	(0.20)	(0.60)	(0.80)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	29.94	0.22	(f)	4.91	5.13	(0.40)	—	(0.40)
Year Ended June 30, 2013	24.84	0.46	(f)	5.19	5.65	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.69	0.30	(f)	0.10	0.40	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.65	0.26	(f)	6.06	6.32	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.47	0.22	(f)	2.36	2.58	(0.40)	—	(0.40)
Year Ended June 30, 2009	24.46	0.30	(f)	(7.48)	(7.18)	(0.21)	(0.60)	(0.81)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	30.00	0.18	(f)	4.92	5.10	(0.33)	—	(0.33)
Year Ended June 30, 2013	24.88	0.41	(f)	5.20	5.61	(0.49)	—	(0.49)
Year Ended June 30, 2012	24.73	0.25	(f)	0.10	0.35	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.68	0.23	(f)	6.04	6.27	(0.22)	—	(0.22)
Year Ended June 30, 2010	16.51	0.18	(f)	2.37	2.55	(0.38)	—	(0.38)
Year Ended June 30, 2009	24.47	0.27	(f)	(7.48)	(7.21)	(0.15)	(0.60)	(0.75)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$34.51	16.87%	$101,707	1.08%	0.86%	1.09%	28%
29.76	22.48	87,954	1.24	1.25	1.26	68
24.68	1.26	81,139	1.25	0.82	1.27	95
24.55	33.39	47,376	1.24	0.77	1.28	102
18.54	14.96	49,927	1.25	0.64	1.29	108
16.41	(29.40)	56,213	1.25	1.25	1.32	125

34.33	16.58	8,124	1.58	0.36	1.59	28
29.53	21.90	7,336	1.74	0.75	1.76	68
24.48	0.78	7,117	1.75	0.31	1.78	95
24.29	32.74	9,570	1.74	0.28	1.78	102
18.33	14.37	10,221	1.75	0.14	1.79	108
16.28	(29.78)	11,270	1.75	0.73	1.81	125

34.13	16.73	201	1.33	0.61	1.34	28
29.43	22.20	170	1.49	0.96	1.51	68
24.43	1.03	75	1.50	0.56	1.52	95
24.21	33.04	74	1.49	0.59	1.53	102
18.36	14.68	105	1.50	0.47	1.54	108
16.29	(2.49)	49	1.50	1.30	1.59	125

34.67	17.14	1,049,784	0.63	1.32	0.63	28
29.94	23.05	710,586	0.79	1.66	0.82	68
24.84	1.74	411,202	0.79	1.28	0.82	95
24.69	34.02	287,527	0.79	1.14	0.83	102
18.65	15.49	105,092	0.80	1.12	0.84	108
16.47	(29.11)	84,934	0.80	1.73	0.87	125

34.77	17.00	1,493,927	0.84	1.11	0.85	28
30.00	22.83	1,391,748	0.99	1.50	1.02	68
24.88	1.52	1,332,607	1.00	1.07	1.02	95
24.73	33.69	1,370,056	0.99	1.04	1.03	102
18.68	15.28	1,259,093	1.00	0.90	1.04	108
16.51	(29.24)	1,445,890	1.00	1.47	1.06	125

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Growth Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$29.36	$0.09	(f)(g)	$5.46	$5.55	$(0.13)
Year Ended June 30, 2013	25.00	0.21	(f)	4.34	4.55	(0.19)
Year Ended June 30, 2012	24.39	0.10	(f)	0.57	0.67	(0.06)
Year Ended June 30, 2011	17.93	0.12	(f)	6.48	6.60	(0.14)
Year Ended June 30, 2010	15.79	0.07	(f)	2.20	2.27	(0.13)
Year Ended June 30, 2009	22.03	0.09	(f)	(6.24)	(6.15)	(0.09)

Class C
Six Months Ended December 31, 2013 (Unaudited)	28.93	0.01	(f)(g)	5.36	5.37	(0.01)
Year Ended June 30, 2013	24.64	0.07	(f)	4.27	4.34	(0.05)
Year Ended June 30, 2012	24.09	(0.02	)(f)	0.57	0.55	—
Year Ended June 30, 2011	17.70	0.01	(f)	6.40	6.41	(0.02)
Year Ended June 30, 2010	15.59	(0.03	)(f)	2.18	2.15	(0.04)
Year Ended June 30, 2009	21.73	0.01	(f)	(6.15)	(6.14)	—

Class R2
Six Months Ended December 31, 2013 (Unaudited)	28.91	0.05	(f)(g)	5.38	5.43	(0.05)
Year Ended June 30, 2013	24.72	0.13	(f)	4.27	4.40	(0.21)
Year Ended June 30, 2012	24.13	0.07	(f)	0.54	0.61	(0.02)
Year Ended June 30, 2011	17.76	0.06	(f)	6.41	6.47	(0.10)
Year Ended June 30, 2010	15.65	0.02	(f)	2.20	2.22	(0.11)
November 3, 2008 (h) through June 30, 2009	15.84	0.08	(f)	(0.09)	(0.01)	(0.18)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	29.41	0.17	(f)(g)	5.45	5.62	(0.30)
Year Ended June 30, 2013	25.05	0.33	(f)	4.34	4.67	(0.31)
Year Ended June 30, 2012	24.45	0.21	(f)	0.57	0.78	(0.18)
Year Ended June 30, 2011	17.98	0.21	(f)	6.50	6.71	(0.24)
Year Ended June 30, 2010	15.83	0.15	(f)	2.22	2.37	(0.22)
Year Ended June 30, 2009	22.15	0.16	(f)	(6.28)	(6.12)	(0.20)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	29.52	0.13	(f)(g)	5.49	5.62	(0.24)
Year Ended June 30, 2013	25.15	0.28	(f)	4.35	4.63	(0.26)
Year Ended June 30, 2012	24.55	0.16	(f)	0.57	0.73	(0.13)
Year Ended June 30, 2011	18.04	0.17	(f)	6.53	6.70	(0.19)
Year Ended June 30, 2010	15.88	0.12	(f)	2.22	2.34	(0.18)
Year Ended June 30, 2009	22.15	0.12	(f)	(6.27)	(6.15)	(0.12)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09. $0.01, $0.05, $0.16 and $0.13 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.55%, 0.05%, 0.29%, 1.00% and 0.80% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$34.78	18.91%	$29,969	1.18%	0.57	%(g)	1.20%	34%
29.36	18.27	33,582	1.24	0.76		1.30	67
25.00	2.76	32,027	1.25	0.42		1.32	110
24.39	36.86	41,424	1.24	0.54		1.33	129
17.93	14.32	41,167	1.25	0.36		1.34	118
15.79	(27.88)	49,749	1.25	0.53		1.37	121

34.29	18.58	17,872	1.68	0.07	(g)	1.70	34
28.93	17.66	15,462	1.74	0.26		1.79	67
24.64	2.28	14,298	1.75	(0.09)		1.82	110
24.09	36.21	17,811	1.74	0.05		1.83	129
17.70	13.78	18,827	1.75	(0.14)		1.84	118
15.59	(28.26)	21,746	1.75	0.04		1.87	121

34.29	18.79	557	1.43	0.31	(g)	1.45	34
28.91	17.90	603	1.49	0.49		1.54	67
24.72	2.53	375	1.50	0.29		1.56	110
24.13	36.49	78	1.49	0.26		1.58	129
17.76	14.10	57	1.50	0.11		1.59	118
15.65	0.07	50	1.50	0.80		1.68	121

34.73	19.14	121,670	0.73	1.02	(g)	0.75	34
29.41	18.79	105,839	0.79	1.21		0.85	67
25.05	3.26	107,169	0.80	0.87		0.87	110
24.45	37.44	111,071	0.79	0.96		0.88	129
17.98	14.86	86,795	0.80	0.81		0.89	118
15.83	(27.55)	74,460	0.80	0.99		0.92	121

34.90	19.06	637,859	0.93	0.83	(g)	0.95	34
29.52	18.52	538,378	0.99	1.02		1.05	67
25.15	3.04	502,640	1.00	0.67		1.07	110
24.55	37.25	510,623	0.99	0.77		1.07	129
18.04	14.64	398,110	1.00	0.61		1.09	118
15.88	(27.72)	495,872	1.00	0.66		1.10	121

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$18.79	$0.06	(f)(g)	$3.56	$3.62	$(0.04)	$(0.09)	$(0.13)
Year Ended June 30, 2013	14.99	0.13	(f)	3.80	3.93	(0.13)	—	(0.13)
Year Ended June 30, 2012	15.79	0.10	(f)	(0.79)	(0.69)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.54	0.04	(f)	4.26	4.30	(0.05)	—	(0.05)
Year Ended June 30, 2010	9.53	0.07	(f)	2.02	2.09	(0.08)	—	(0.08)
Year Ended June 30, 2009	14.39	0.12	(f)	(4.61)	(4.49)	(0.12)	(0.25)	(0.37)

Class B
Six Months Ended December 31, 2013 (Unaudited)	16.86	(0.01	)(f)(g)	3.19	3.18	—	(0.09)	(0.09)
Year Ended June 30, 2013	13.47	0.02	(f)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.22	—	(f)(h)	(0.70)	(0.70)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.44	(0.04	)(f)	3.83	3.79	(0.01)	—	(0.01)
Year Ended June 30, 2010	8.63	(0.01	)(f)	1.84	1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.11	0.06	(f)	(4.21)	(4.15)	(0.08)	(0.25)	(0.33)

Class C
Six Months Ended December 31, 2013 (Unaudited)	16.87	—	(f)(g)(h)	3.18	3.18	—	(0.09)	(0.09)
Year Ended June 30, 2013	13.48	0.02	(f)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.24	0.01	(f)	(0.72)	(0.71)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.45	(0.04	)(f)	3.85	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2010	8.64	(0.01	)(f)	1.84	1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.12	0.06	(f)	(4.21)	(4.15)	(0.08)	(0.25)	(0.33)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	19.45	0.09	(f)(g)	3.69	3.78	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2013	15.51	0.18	(f)	3.93	4.11	(0.17)	—	(0.17)
Year Ended June 30, 2012	16.33	0.14	(f)	(0.82)	(0.68)	(0.14)	—	(0.14)
Year Ended June 30, 2011	11.92	0.08	(f)	4.41	4.49	(0.08)	—	(0.08)
Year Ended June 30, 2010	9.84	0.11	(f)	2.08	2.19	(0.11)	—	(0.11)
Year Ended June 30, 2009	14.83	0.15	(f)	(4.75)	(4.60)	(0.14)	(0.25)	(0.39)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.02), $(0.02) and $0.07 for Class A, Class B, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.22)%, (0.20)% and 0.65% for Class A, Class B, Class C and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$22.28	19.27%	$166,978	1.17%	0.57	%(g)	1.34%	32%
18.79	26.30	144,405	1.23	0.78		1.38	52
14.99	(4.36)	122,217	1.24	0.68		1.38	51
15.79	37.29	138,937	1.23	0.31		1.39	47
11.54	21.93	120,375	1.24	0.63		1.43	65
9.53	(30.94)	105,702	1.24	1.22		1.55	64

19.95	18.88	7,452	1.78	(0.06	)(g)	1.84	32
16.86	25.51	7,451	1.87	0.14		1.88	52
13.47	(4.94)	7,805	1.88	0.03		1.88	51
14.22	36.35	10,830	1.89	(0.34)		1.89	47
10.44	21.15	10,845	1.93	(0.06)		1.93	65
8.63	(31.38)	11,745	1.85	0.60		2.04	64

19.96	18.86	43,808	1.79	(0.04	)(g)	1.84	32
16.87	25.51	36,073	1.87	0.13		1.88	52
13.48	(4.97)	28,079	1.88	0.04		1.88	51
14.24	36.42	30,773	1.88	(0.34)		1.88	47
10.45	21.14	22,273	1.92	(0.06)		1.93	65
8.64	(31.35)	16,706	1.85	0.61		2.05	64

23.08	19.46	379,568	0.93	0.81	(g)	1.09	32
19.45	26.60	327,834	0.98	1.03		1.13	52
15.51	(4.11)	269,693	0.99	0.94		1.13	51
16.33	37.67	289,967	0.99	0.56		1.14	47
11.92	22.23	202,190	0.99	0.88		1.18	65
9.84	(30.77)	224,925	0.99	1.48		1.30	64

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Value Fund
Class A
Six Months Ended December 31, 2013 (Unaudited)	$29.76	$0.20	(f)	$4.80	$5.00	$(0.18)
Year Ended June 30, 2013	23.99	0.42	(f)	5.79	6.21	(0.44)
Year Ended June 30, 2012	24.35	0.35	(f)	(0.34)	0.01	(0.37)
Year Ended June 30, 2011	18.64	0.30	(f)	5.65	5.95	(0.24)
Year Ended June 30, 2010	16.47	0.19	(f)	2.17	2.36	(0.19)
Year Ended June 30, 2009	23.48	0.37	(f)	(7.00)	(6.63)	(0.38)

Class C
Six Months Ended December 31, 2013 (Unaudited)	29.52	0.12	(f)	4.75	4.87	(0.11)
Year Ended June 30, 2013	23.80	0.29	(f)	5.74	6.03	(0.31)
Year Ended June 30, 2012	24.16	0.24	(f)	(0.35)	(0.11)	(0.25)
Year Ended June 30, 2011	18.53	0.19	(f)	5.60	5.79	(0.16)
Year Ended June 30, 2010	16.37	0.09	(f)	2.16	2.25	(0.09)
Year Ended June 30, 2009	23.37	0.28	(f)	(6.97)	(6.69)	(0.31)

Class R2
Six Months Ended December 31, 2013 (Unaudited)	29.69	0.15	(f)	4.79	4.94	(0.14)
Year Ended June 30, 2013	23.95	0.30	(f)	5.83	6.13	(0.39)
Year Ended June 30, 2012	24.31	0.29	(f)	(0.33)	(0.04)	(0.32)
Year Ended June 30, 2011	18.63	0.24	(f)	5.64	5.88	(0.20)
Year Ended June 30, 2010	16.46	0.14	(f)	2.17	2.31	(0.14)
November 3, 2008 (g) through June 30, 2009	18.03	0.21	(f)	(1.53)	(1.32)	(0.25)

Class R5
Six Months Ended December 31, 2013 (Unaudited)	29.91	0.26	(f)	4.82	5.08	(0.23)
Year Ended June 30, 2013	24.10	0.52	(f)	5.82	6.34	(0.53)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.34)	0.09	(0.45)
Year Ended June 30, 2011	18.71	0.37	(f)	5.68	6.05	(0.30)
Year Ended June 30, 2010	16.53	0.27	(f)	2.19	2.46	(0.28)
Year Ended June 30, 2009	23.54	0.45	(f)	(7.02)	(6.57)	(0.44)

Class R6
Six Months Ended December 31, 2013 (Unaudited)	29.91	0.26	(f)	4.82	5.08	(0.23)
Year Ended June 30, 2013	24.10	0.53	(f)	5.83	6.36	(0.55)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.33)	0.10	(0.46)
November 30, 2010 (h) through June 30, 2011	21.27	0.21	(f)	3.18	3.39	(0.20)

Select Class
Six Months Ended December 31, 2013 (Unaudited)	29.85	0.22	(f)	4.82	5.04	(0.20)
Year Ended June 30, 2013	24.06	0.46	(f)	5.81	6.27	(0.48)
Year Ended June 30, 2012	24.42	0.39	(f)	(0.35)	0.04	(0.40)
Year Ended June 30, 2011	18.70	0.33	(f)	5.67	6.00	(0.28)
Year Ended June 30, 2010	16.51	0.24	(f)	2.19	2.43	(0.24)
Year Ended June 30, 2009	23.54	0.41	(f)	(7.03)	(6.62)	(0.41)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$34.58	16.83%	$84,980	0.94%	1.23%	1.21%	20%
29.76	26.07	71,116	0.94	1.57	1.38	48
23.99	0.14	61,097	0.95	1.54	1.47	82
24.35	32.01	83,202	0.97	1.34	1.40	72
18.64	14.23	82,062	1.11	0.95	1.44	113
16.47	(28.20)	90,931	1.25	2.06	1.54	107

34.28	16.52	30,915	1.44	0.73	1.71	20
29.52	25.48	25,538	1.44	1.07	1.88	48
23.80	(0.37)	22,086	1.45	1.04	1.96	82
24.16	31.30	30,172	1.47	0.84	1.90	72
18.53	13.70	30,368	1.61	0.45	1.94	113
16.37	(28.57)	31,875	1.75	1.56	2.04	107

34.49	16.66	842	1.19	0.96	1.47	20
29.69	25.74	934	1.19	1.06	1.56	48
23.95	(0.09)	70	1.20	1.29	1.73	82
24.31	31.65	70	1.21	1.07	1.65	72
18.63	13.98	53	1.36	0.70	1.69	113
16.46	(7.15)	46	1.50	2.02	1.87	107

34.76	17.02	74,556	0.59	1.57	0.76	20
29.91	26.53	62,685	0.59	1.92	0.93	48
24.10	0.49	52,183	0.60	1.88	1.03	82
24.46	32.45	50,276	0.60	1.60	0.94	72
18.71	14.75	17,566	0.66	1.37	0.99	113
16.53	(27.87)	7,933	0.80	2.50	1.10	107

34.76	17.05	15,037	0.54	1.62	0.71	20
29.91	26.59	10,875	0.54	1.99	0.91	48
24.10	0.54	18,840	0.55	1.86	0.97	82
24.46	15.96	32,237	0.54	1.48	0.87	72

34.69	16.92	1,169,852	0.79	1.37	0.96	20
29.85	26.26	926,972	0.79	1.71	1.12	48
24.06	0.29	705,545	0.80	1.70	1.22	82
24.42	32.17	766,468	0.80	1.44	1.14	72
18.70	14.61	138,337	0.86	1.20	1.19	113
16.51	(28.07)	92,507	1.00	2.31	1.30	107

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid Advantage Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Intrepid Value Fund	0Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

The Investment objective of both the Intrepid Advantage Fund and the Intrepid Value Fund is to seek to provide long-term capital appreciation.

The Investment objective of both the Intrepid America Fund and the Intrepid Growth Fund is to seek to provide long-term capital growth.

The Investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Effective November 1, 2009, Class B Shares of Intrepid Mid Cap Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to

60	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Intrepid Advantage Fund
Total Investments in Securities (a)	$14,018	$—	$—	$14,018

Intrepid America Fund
Total Investments in Securities (a)	$2,652,044	$—	$—	$2,652,044

Appreciation in Other Financial Instruments
Futures Contracts	$316	$—	$—	$316

Intrepid Growth Fund
Total Investments in Securities (a)	$821,424	$—	$—	$821,424

Appreciation in Other Financial Instruments
Futures Contracts	$453	$—	$—	$453

Intrepid Mid Cap Fund
Total Investments in Securities (b)	$596,429	$751	$—	$597,180

Appreciation in Other Financial Instruments
Futures Contracts	$253	$—	$—	$253

Intrepid Value Fund
Total Investments in Securities (a)	$1,372,159	$—	$—	$1,372,159

Appreciation in Other Financial Instruments
Futures Contracts	$1,094	$—	$—	$1,094

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

There were no transfers among any levels during the six months ended December 31, 2013.

B. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2013 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Value Fund
Average Notional Balance Long	$50,272	$18,697	$13,147	$44,815
Ending Notional Balance Long	13,164	18,871	9,644	46,580

The Funds’ futures contracts are not subject to master netting agreements.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net

62	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid Advantage Fund	0.65%
Intrepid America Fund*	0.40
Intrepid Growth Fund*	0.50
Intrepid Mid Cap Fund	0.65
Intrepid Value Fund*	0.40

*	Prior to September 1, 2013, the Investment Advisory fee was accrued at 0.65% of each Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2013, the annualized effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid Advantage Fund	0.25%	n/a	0.75%	n/a
Intrepid America Fund	0.25	n/a	0.75	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2013, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid Advantage Fund	$1	$—
Intrepid America Fund	3	—	(a)
Intrepid Growth Fund	6	—
Intrepid Mid Cap Fund	24	—	(a)
Intrepid Value Fund	6	—	(a)

(a)	Amount rounds to less than $1,000.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid Advantage Fund	0.25%	n/a	0.25%	n/a	n/a	0.25%
Intrepid America Fund	0.25	n/a	0.25	0.25%	0.05%	0.25
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2		Class R5		Class R6	Select Class
Intrepid Advantage Fund	1.15	%*	n/a		1.65	%*	n/a		n/a		n/a	0.90	%*
Intrepid America Fund	n/a	**	n/a		n/a	**	n/a	**	n/a	**	n/a	n/a	**
Intrepid Growth Fund	n/a	**	n/a		n/a	**	n/a	**	n/a	**	n/a	n/a	**
Intrepid Mid Cap Fund	1.15	***	1.79	%***	1.79	***	n/a		n/a		n/a	0.90	***
Intrepid Value Fund	0.95		n/a		1.45		1.20%		0.60%		0.55%	0.80

*	Prior to September 1, 2013, the contractual expense limitations for Intrepid Advantage Fund were 1.25%, 1.75% and 1.00% for Class A, Class C and Select Class, respectively.
**	Prior to November 1, 2013, the contractual expense limitations for Intrepid America Fund and Intrepid Growth Fund were 1.25%, 1.75%, 1.50%, 0.80% and 1.00% for Class A, Class C, Class R2, Class R5 and Select Class, respectively.
***	Prior to September 1, 2013, the contractual expense limitations for Intrepid Mid Cap Fund were 1.24%, 1.99%, 1.99% and 0.99% for Class A, Class B, Class C and Select Class, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2013. The contractual expense limitation percentages in the table above are in place until at least October 31, 2014. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration		Shareholder Servicing	Total	Contractual Reimbursement
Intrepid Advantage Fund	$44	$6		$16	$66	$9
Intrepid America Fund	—	—		47	47	—
Intrepid Growth Fund	—	—	(a)	60	60	—
Intrepid Mid Cap Fund	3	—		420	423	—
Intrepid Value Fund	503	514		54	1,071	—

(a)	Amount rounds to less than $1,000.

64	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

	Voluntary Waivers
	Investment Advisory		Shareholder Servicing	Total
Intrepid Mid Cap Fund	$—	(a)	$3	$3

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2013 were as follows (amounts in thousands):

Intrepid America Fund	$73
Intrepid Growth Fund	18
Intrepid Mid Cap Fund	12
Intrepid Value Fund	45

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Intrepid Advantage Fund	$3,584	$4,506	$—	$—
Intrepid America Fund	804,312	664,976	—	—
Intrepid Growth Fund	248,339	262,477	—	—
Intrepid Mid Cap Fund	176,766	193,031	626	715
Intrepid Value Fund	320,322	240,233	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$10,230	$3,813	$25	$3,788
Intrepid America Fund	1,964,377	697,344	9,677	687,667
Intrepid Growth Fund	608,334	215,920	2,830	213,090
Intrepid Mid Cap Fund	404,985	194,867	2,672	192,195
Intrepid Value Fund	1,021,942	355,250	5,033	350,217

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2013 (Unaudited) (continued)

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2013, the Funds did not have any post-enactment net capital loss carryforwards.

At June 30, 2013, the Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	Total
Intrepid Advantage Fund	$868	$3,432	$4,300
Intrepid America Fund	—	244,137	244,137
Intrepid Growth Fund	103,442	252,490	355,932
Intrepid Mid Cap Fund	—	26,982	26,982
Intrepid Value Fund	—	40,297	40,297

During the year ended June 30, 2013, the Funds utilized capital loss carryforwards as follows (amounts in thousands)

Intrepid Advantage Fund	$1,502
Intrepid America Fund	228,841
Intrepid Growth Fund	92,515
Intrepid Mid Cap Fund	32,956
Intrepid Value	47,958

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2013, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Funds.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	44.4%	37.7%
Intrepid Growth Fund	66.1	N/A
Intrepid Mid Cap Fund	56.4	N/A

Additionally, Intrepid Advantage Fund, Intrepid Mid Cap Fund and Intrepid Value Fund each have a shareholder which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

66	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2013, and continued to hold your shares at the end of the reporting period, December 31, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Advantage Fund
Class A
Actual	$1,000.00	$1,177.10	$6.48	1.18%
Hypothetical	1,000.00	1,019.26	6.01	1.18
Class C
Actual	1,000.00	1,174.30	9.21	1.68
Hypothetical	1,000.00	1,016.74	8.54	1.68
Select Class
Actual	1,000.00	1,178.80	5.11	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93

Intrepid America Fund
Class A
Actual	1,000.00	1,168.70	5.90	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08
Class C
Actual	1,000.00	1,165.80	8.63	1.58
Hypothetical	1,000.00	1,017.24	8.03	1.58
Class R2
Actual	1,000.00	1,167.30	7.27	1.33
Hypothetical	1,000.00	1,018.50	6.77	1.33
Class R5
Actual	1,000.00	1,171.40	3.45	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63
Select Class
Actual	1,000.00	1,170.00	4.59	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	67

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Growth Fund
Class A
Actual	$1,000.00	$1,189.10	$6.51	1.18%
Hypothetical	1,000.00	1,019.26	6.01	1.18
Class C
Actual	1,000.00	1,185.80	9.26	1.68
Hypothetical	1,000.00	1,016.74	8.54	1.68
Class R2
Actual	1,000.00	1,187.90	7.89	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43
Class R5
Actual	1,000.00	1,191.40	4.03	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Select Class
Actual	1,000.00	1,190.60	5.14	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,192.70	6.47	1.17
Hypothetical	1,000.00	1,019.31	5.96	1.17
Class B
Actual	1,000.00	1,188.80	9.82	1.78
Hypothetical	1,000.00	1,016.23	9.05	1.78
Class C
Actual	1,000.00	1,188.60	9.87	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79
Select Class
Actual	1,000.00	1,194.60	5.14	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93

Intrepid Value Fund
Class A
Actual	1,000.00	1,168.30	5.14	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class C
Actual	1,000.00	1,165.20	7.86	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class R2
Actual	1,000.00	1,166.60	6.50	1.19
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class R5
Actual	1,000.00	1,170.20	3.23	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R6
Actual	1,000.00	1,170.50	2.95	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Select Class
Actual	1,000.00	1,169.20	4.32	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

68	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2013, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 22, 2013.

As part of their review of the investment advisory arrangements for the J.P. Morgan Funds, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in executive session with counsel to the Trusts and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	69

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the

J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Intrepid Advantage Fund, Intrepid America Fund, Intrepid Growth Fund, and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to

70	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Intrepid Advantage Fund’s performance was in the first, second and third quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid America Fund’s performance was in the second, second and third quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Growth Fund’s performance was in the third, second and second quintiles for Class A shares and in the second, first, and second quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s performance was in the third, fourth and third quintiles for Class A shares and in the third quintile for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

The Trustees noted that the Intrepid Value Fund’s performance was in the first, second and second quintiles for Class A shares and in the first, first and second for Select Class shares for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees also considered that the Adviser agreed to decrease the advisory fees or that the Adviser, JPMDS and JPMFM agreed to make additional fee waivers and/or expense reimbursements for the Funds effective September 1, 2013. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid Advantage Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, including the additional fee waivers and/or expense reimbursements that would take effect on September 1, 2013, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid America Fund’s net advisory fee for both Class A and Select Class shares was in the fifth quintile, and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of the Universe Group. After considering the factors identified above, including the decrease in the advisory fee that would take effect on September 1, 2013, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles,

DECEMBER 31, 2013	J.P. MORGAN INTREPID FUNDS	71

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

respectively, of the Universe Group. After considering the factors identified above, including a decrease in the advisory fee that would take effect on September 1, 2013, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, including the additional fee waivers and/or expense reimbursements that would take effect on

September 1, 2013 in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Value Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, including a decrease in the advisory fee that would take effect on September 1, 2013 in light of this information, the Trustees concluded that the advisory fee was reasonable.

72	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2013

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. December 2013.	SAN-INT-1213

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semiannual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semiannual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semiannual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semiannual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the

Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
March 7, 2014

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
March 7, 2014